UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-07455

                                         Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                         Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                         Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:(800) 243-1574

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

Virtus Bond Fund*

Virtus CA Tax-Exempt Bond Fund

Virtus Herzfeld Fund

Virtus High Yield Fund

Virtus Multi-Sector Fixed Income Fund

Virtus Senior Floating Rate Fund*

Virtus Wealth Masters Fund

* Prospectus Supplement applicable to these funds appears at the back of this Annual Report.

TRUST NAME: VIRTUS OPPORTUNITIES TRUST	September 30, 2012

Not FDIC Insured	No Bank Guarantee	May Lose Value

Message to Shareholders			1
Disclosure of Fund Expenses			2
Key Investment Terms			4
Schedule of Investments

Fund	Fund Summary	Schedule of Investments

Virtus Bond Fund (“Bond Fund”)	6	20
Virtus CA Tax-Exempt Bond Fund (“CA Tax-Exempt Bond Fund”)	8	24
Virtus Herzfeld Fund (“Herzfeld Fund”)	10	27
Virtus High Yield Fund (“High Yield Fund”)	12	28
Virtus Multi-Sector Fixed Income Fund (“Multi-Sector Fixed Income Fund”)	14	33
Virtus Senior Floating Rate Fund (“Senior Floating Rate Fund”)	16	43
Virtus Wealth Masters Fund (“Wealth Masters Fund”)	18	50
Statements of Assets and Liabilities			52
Statements of Operations			54
Statements of Changes in Net Assets			56
Financial Highlights			60
Notes to Financial Statements			64
Report of Independent Registered Public Accounting Firm			74
Tax Information Notice			75
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees			76
Fund Management Tables			78

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, only to rebound strongly in the third quarter and end the 12-month period in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended September 30, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 30.20 percent, far surpassing international equities, which rose 20.98 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose 5.16 percent for the year, as measured by the

Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, at just 1.64 percent at the end of September.

As we enter the final quarter of 2012, the economic strength of the United States, Europe, and China remains tenuous. The onus is on U.S. government to avoid the dangers of the “fiscal cliff” and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2012

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses

For the six-month period of April 1, 2012 to September 30, 2012 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Bond Fund
Actual
Class A	$1,000.00	$1,045.70	0.85%	$4.35
Class B	1,000.00	1,041.60	1.60	8.17
Class C	1,000.00	1,041.40	1.60	8.17
Class I	1,000.00	1,047.10	0.60	3.07
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.70	0.85	4.30
Class B	1,000.00	1,016.90	1.60	8.10
Class C	1,000.00	1,016.90	1.60	8.10
Class I	1,000.00	1,021.96	0.60	3.04
CA Tax-Exempt Bond Fund
Actual
Class A	$1,000.00	$1,045.10	0.85%	$4.35
Class I	1,000.00	1,046.40	0.60	3.07
Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.70	0.85	4.30
Class I	1,000.00	1,021.96	0.60	3.04
Herzfeld Fund**
Actual
Class A	$1,000.00	$1,021.00	1.60%	$1.06
Class C	1,000.00	1,021.00	2.35	1.56
Class I	1,000.00	1,021.00	1.35	0.89
Hypothetical (5% return before expenses since inception)
Class A	1,000,00	1,002.24	1.60	1.05
Class C	1,000,00	1,001.75	2.35	1.54
Class I	1,000,00	1,002.39	1.35	0.89
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.00	1.60	8.10
Class C	1,000.00	1,013.26	2.35	11.90
Class I	1,000.00	1,018.12	1.35	6.83
High Yield Fund
Actual
Class A	$1,000.00	$1,062.30	1.15%	$5.93
Class B	1,000.00	1,059.10	1.90	9.78
Class C	1,000.00	1,058.50	1.90	9.78
Class I***	1,000.00	1,023.70	0.90	1.32
Hypothetical (5% return before expenses since inception)
Class I***	1,000.00	1,005.93	0.90	1.31
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.18	1.15	5.82
Class B	1,000.00	1,015.38	1.90	9.62
Class C	1,000.00	1,015.38	1.90	9.62
Class I	1,000.00	1,020.44	0.90	4.56

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Continued)

For the six-month period of April 1, 2012 to September 30, 2012 (Unaudited)

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Multi-Sector Fixed Income Fund
Actual
Class A	$1,000.00	$1,053.80	1.13%	$5.80
Class B	1,000.00	1,049.10	1.87	9.58
Class C	1,000.00	1,049.50	1.88	9.63
Class I	1,000.00	1,055.10	0.88	4.52
Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.28	1.13	5.72
Class B	1,000.00	1,015.53	1.87	9.47
Class C	1,000.00	1,015.48	1.88	9.52
Class I	1,000.00	1,020.54	0.88	4.46
Senior Floating Rate Fund
Actual
Class A	$1,000.00	$1,034.20	1.29%	$6.56
Class C	1,000.00	1,030.30	2.04	10.35
Class I	1,000.00	1,035.50	1.04	5.29
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.47	1.29	6.53
Class C	1,000.00	1,014.67	2.04	10.33
Class I	1,000.00	1,019.73	1.04	5.27
Wealth Masters Fund**
Actual
Class A	$1,000.00	$1,022.00	1.45%	$0.96
Class C	1,000.00	1,021.00	2.20	1.46
Class I	1,000.00	1,022.00	1.20	0.80
Hypothetical (5% return before expenses since inception)
Class A	1,000.00	1,002.33	1.45	0.95
Class C	1,000.00	1,001.83	2.20	1.44
Class I	1,000.00	1,002.49	1.20	0.79
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.66	1.45	7.34
Class C	1,000.00	1,013.86	2.20	11.14
Class I	1,000.00	1,018.93	1.20	6.08
*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

**	Inception date is September 5, 2012. Expenses are equal to the Fund’s annualized expense ratio which is net of waived fees, reimbursed expenses, if applicable, multiplied by the average account value over the period multiplied by the number of days (24) expenses were accrued in the most recent fiscal half-year then divided by 366 to reflect the one-half year period.

***	Inception date of Class I for the High Yield Fund is August 8, 2012. Expenses are equal to the Fund’s annualized expense ratio which is net of waived fees, reimbursed expenses, if applicable, multiplied by the average account value over the period multiplied by the number of days (53) expenses were accrued in the most recent fiscal half-year then divided by 366 to reflect the one half-year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital California Municipal Bond Index

The Barclays Capital California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis.

Barclays Capital High Yield Bond 2% Issuer Cap Index

The Barclays Capital High Yield Bond 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

iShares®

Represents shares of an open-end exchange-traded fund.

JPMorgan Emerging Markets Bond Index Plus

The JPMorgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total return basis.

MSCI All Country World Index (net)

The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

PIK (Payment-in-Kind Security)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE3)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

KEY INVESTMENT TERMS (Continued)

S&P/LSTA U.S. Leveraged Loan Index

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (NYSE).

When-issued and Forward Commitments (Delayed Delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

Bond Fund	Ticker Symbols: Class A: SAVAX Class B: SAVBX Class C: SAVCX Class I: SAVYX

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 9.34%, Class B shares returned 8.48%, Class C shares returned 8.55%, and Class I shares returned 9.64%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which serves as the broad-based and style-specific benchmark index appropriate for comparison, returned 5.16%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

The Fiscal year ended September 30, 2012, produced a roller coaster ride for financial markets. 10 year Treasury rates finished the year unchanged overall, despite traversing a 100 basis point range intra-period. Credit securities performed extremely well over the course of the year, led by corporate credit. The high yield and emerging markets components of the Barclays Capital U.S. Aggregate Bond Index excelled, exceeding Treasury returns by 17 and 16 percentage points respectively. High grade financials also did well, out-performing Treasuries by 10 percentage points.

¢

The episode began with a pair of policy mistakes by the world’s two leading economies. The European Union fumbled with the debt problem on its periphery while the United States turned a simple debt ceiling adjustment into an existential crisis. Markets collapsed, prompting a determined central bank response, with the European Central Bank (ECB) creating a huge pan-European lending facility and the Federal Reserve (the Fed) implementing the massive “operation twist” bond purchase program. The Euro-group followed with a comprehensive Greek restructuring and bailout. The result was the strongest quarterly rally for many markets since 1998.

¢	Financial markets buckled shortly thereafter however, due to the combined weight of a slowing

U.S. economy and renewed concerns about Europe. U.S. employment growth stalled and Greece surprised the world by repudiating its austerity program. As a result, depositors fled the Spanish banking system and investors shunned the riskier sectors of the bond market, hiding in safe haven investments. Between March 30 and the end of May, U.S. High Grade, High-Yield, and Emerging Markets debt spreads widened by 50, 120, and 100 basis points respectively.

¢

The policy response was overwhelming this time. The ECB promised to do “whatever was necessary” and launched an unlimited bond purchase program. The Fed followed suit with a quantitative easing program (QE3), focusing on mortgage-backed securities. The market response was profound, with risky assets more than retracing prior losses and finishing the year with large gains.

What factors affected the Fund’s performance during its fiscal year?

¢

The Fund benefited from its overweight to corporate credit. Exposures to high yield and high grade credit exceeded benchmark by 16 and 5 percentage points respectively. Issue selection within these sectors also enhanced performance. In particular, banks, insurance, and brokerage credits contributed positively to excess returns. Mortgage credit contributed as well; as commercial mortgage-backed securities (a 5 percentage point overweight) returned 7 1/2% over the period.

¢

The complement to the credit overweight was an underweight to Treasuries, agencies and mortgage-backed securities. These low risk sectors lagged, with absolute returns of between 2 and 3%, validating the strategic underweight. A crossover trade into municipals produced modest results, with returns of roughly 4%.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Corporate Bonds	40%
Mortgage-Backed Securities	31
U.S. Government Securities	19
Loan Agreements	1
Preferred Stock	1
Municipal Securities	1
Other	7

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12

	1 year	5 years	10 years
Class A Shares at NAV[2]	9.34%	6.83%	5.63%
Class A Shares at POP[3]	5.24	6.02	5.23
Class B Shares at NAV[2]	8.48	6.02	4.83
Class B Shares with CDSC[4]	4.48	6.02	4.83
Class C Shares at NAV[2] and with CDSC[4]	8.55	6.04	4.84
Class I Shares at NAV	9.64	7.10	5.91
Barclays Capital U.S. Aggregate Bond Index	5.16	6.53	5.33

Fund Expense Ratios5: A Shares: Gross 1.04%, Net 0.85%; B Shares: Gross 1.79%, Net 1.60%; C Shares: Gross 1.79%, Net 1.60%; I Shares: Gross 0.79%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002, for Class A, Class B, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund	Ticker Symbols: Class A: CTESX Class I: CTXEX

¢

The Fund is diversified and has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 9.40% and Class I shares returned 9.68%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.16%, and the Barclays Capital California Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 9.57%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

The municipal bond market provided investors an exceptional return over the past twelve months as yields declined to generational low levels. The market has been buoyed by declining U.S. Treasury rates, improving municipal credit fundamentals, strong demand for municipal bonds, large amounts of bond calls and manageable levels of new issuance. The positive momentum of these fundamental and technical factors has helped the municipal bond market to be one of the best performing U.S. asset classes over the past year.

Revenue collections across the country have steadily improved over the past couple years and now are approaching or even exceeding pre-recession levels for many states. However, despite a general improvement in the credit profile of municipal issuers, fiscal challenges persist across the country. State and local governments need to continue implementing budget improving initiatives such as reducing their workforce, engaging in pension reform, increasing or implementing new fees and taxes and even entering into shared-services agreements to adjust to the current fiscal realities.

Since the end of the fourth quarter of 2011, open-end mutual funds have experienced over $40 billion of net inflows. These 40-plus weeks of inflows have helped drive municipal yields to historically low levels, as mutual funds continue to invest this steady stream of investor purchases into the market.

After a relatively slow start to the year, the new issue market has experienced a revival. Issuers appear to be taking advantage of historically low municipal interest rates and high investor demand for municipal bonds to refund older, higher cost debt with new issues. However, with municipalities still hesitant to take on incremental debt service during a time of continuing fiscal challenges, we do not expect to see issuance levels exceed market demand in the near term.

As we head into the fourth quarter of 2012, uncertainty surrounding the U.S. and global economy and the European sovereign debt problems will remain the focus of all fixed income investors. While those macro concerns will clearly remain front and center for municipal bond investors, additional factors relating to municipal credit, new issue volume and the supply and demand for municipal bonds will also be important determinants of performance as we move into next year.

What factors affected the Fund’s performance during its fiscal year?

Relative portfolio performance was impacted by the Fund’s exposure to short- to intermediate-term holdings, bonds with shorter call options and high quality issues.

Relative portfolio performance benefited from the Fund’s lower exposure to long maturity bonds, healthcare issues, lower quality issues and zero coupon securities.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location. Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value. A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Pre-Refunded	21%
General Revenue	19
General Obligation	14
Water & Sewer Revenue	13
Higher Education Revenue	8
Transportation Revenue	7
Development Revenue	6
Other (includes short-term investments)	12

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

CA Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12

	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	9.40%	5.47%	4.09%	—		—
Class A Shares at POP[3,4]	6.39	4.89	3.80	—		—
Class I Shares at NAV	9.68	5.74	—	5.12%		9/29/06
Barclays Capital U.S. Aggregate Bond Index	5.16	6.53	5.33	6.29	[5]	—
Barclays Capital California Municipal Bond Index	9.57	6.10	5.11	5.57	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.05%, Net 0.85%; I Shares: Gross 0.80%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid are 1% and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Herzfeld Fund†	Ticker Symbols: Class A: VHFAX Class C: VHFCX Class I: VHFIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation and current income.

¢

For the fiscal period September 5, 2012 (inception date) through September 30, 2012, the Fund’s Class A shares at NAV returned 2.10%*, Class C shares returned 2.10%*, and Class I shares returned 2.10%.* For the same period, the S&P 500® Index, a broad-based fixed equity index, and the Fund’s style-specific benchmark appropriate for comparison returned 2.79%*.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objectives.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Equity Funds	45%
International Equity Funds	21
Fixed Income Funds	13
International Fixed Income Funds	4
Other (includes short-term investments)	17

Total	100%

Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s). For additional information on these and other risk considerations, please see the fund’s prospectus.

†	The Fund is less than six months old — No commentary required.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

THIS PAGE INTENTIONALLY BLANK.

High Yield Fund	Ticker Symbols: Class A: PHCHX Class B: PHCCX Class C: PGHCX Class I: PHCIX

¢	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 19.19%, Class B shares returned 18.46%, and Class C shares returned 18.59%. Class I shares from August 8, 2012 (inception date) through September 30, 2012 returned 2.37%*. For the fiscal year ended September 30, 2012, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.16%, and the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index, the Fund‘s style-specific index appropriate for comparison, returned 19.35%.

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

The U.S. High-Yield market posted outsized returns over the past year with the two most commonly referenced benchmarks, the Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index and the Bank of America Merrill Lynch U.S. High Yield Master II Index, returning 19.35% and 18.94 respectively. Even with the presence of increased global geopolitical noise, returns in higher beta asset classes in addition to the High Yield market, performed very well with the S&P 500® Index returning over 30% and the Russell 2000® Index returning north of 31%.

¢	Within the High-Yield market itself, the lower rated credit tiers outperformed.

¢

The market, as a whole, benefitted from an environment flush with liquidity thanks to banks liquidity injection measures. New issuance was very robust with issuers taking advantage of low yields and increased market demand for higher yielding paper to push out their maturities. The asset class has seen sizable inflows, both in mutual funds and in ever growing ETFs, further providing a positive technical for the market.

What factors affected the Fund’s performance during its fiscal year?

¢

The Fund’s overweight to Single B’s rating category helped performance as that particular credit tier outperformed the Index. The Fund also benefitted positively from issue selection within the Double BB’s rating category.

¢

The top 3 industries positively impacting performance during the quarter were Refining, Technology and Lodging. The Bottom 3 industries negatively impacting performance were Home Construction, Wireless and Other Industrial.

¢

The Fund also took advantage of opportunities outside of the High-Yield market by selectively investing in structured product and foreign issuers which had a positive impact on performance during the fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objectives.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2012.
Financials	20%
Consumer Discretionary	19
Energy	12
Industrials	11
Telecommunication Services	9
Health Care	6
Materials	6
Other (includes short-term investments)	17

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

High Yield Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	19.19%	5.12%	7.03%	—		—
Class A Shares at POP[3,4]	14.72	4.32	6.62	—		—
Class B Shares at NAV[2]	18.46	4.38	6.23	—		—
Class B Shares with CDSC[4]	14.46	4.38	6.23	—		—
Class C Shares at NAV[2] and with CDSC[4]	18.59	4.40	6.26	—		—
Class I Shares at NAV[2]	—	—	—	2.37%		8/8/12
Barclays Capital U.S. Aggregate Bond Index	5.16	6.53	5.33	0.68	[5]	—
Barclays Capital U.S. High Yield 2% Issuer Capped Bond Index	19.35	9.50	10.93	1.89	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.35%, Net 1.15% B Shares: Gross 2.10%, Net 1.90% C Shares: Gross 2.10%, Net 1.90% Class I: Gross 1.10% Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012 as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Multi-Sector Fixed Income Fund	Ticker Symbols: Class A: NAMFX Class B: NBMFX Class C: NCMFX Class I: VMFIX

¢	The Fund is diversified and has an investment objective to maximize current income while preserving capital.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 15.51%, Class B shares returned 14.59%, Class C shares returned 14.65%, and Class I shares returned 15.80%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, which is both the Fund’s broad-based and style-specific fixed income index, returned 5.16%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

Most spread sectors outperformed U.S. Treasuries during the Fund’s fiscal year the overall economic picture remains supportive of fixed income spread sectors as economic growth is still expected to be positive, but subdued enough to likely keep inflation at low levels and keep the Federal Reserve (the Fed) from raising short term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals, continued demand for spread product, and the Fed’s announcement of QE3 late in the third quarter of 2012.

¢

Despite the rally, there were periods of volatility during the Fund’s fiscal year as headwinds still exist. Uncertainty remains surrounding the debt crisis in Europe and overall global growth concerns loom. Adding to investor concerns is a lack of clarity domestically in the US regarding presidential elections, an impending fiscal cliff, and fears of a slowing economy.

¢	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the fiscal year.

¢

Among fixed income sectors the Fund’s allocation to emerging markets high-yield securities, corporate high-yield securities and high-yield loans, corporate high quality, and non-agency commercial mortgage-backed securities were all significant positive contributors to performance for the fiscal year.

¢	The Fund’s higher quality bias in corporate high-yield securities detracted from performance as lower quality outperformed during the period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset-backed securities and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Corporate Bonds	52%
Loan Agreements	16
Mortgage-Backed Securities	12
Foreign Government Securities	12
Asset-Backed Securities	4
Preferred Stock	2
Other (includes short-term investments)	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Multi-Sector Fixed Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	15.51%	7.49%	7.90%	—		—
Class A Shares at POP[3,4]	11.18	6.68	7.49	—		—
Class B Shares at NAV[2]	14.59	6.66	7.09	—		—
Class B Shares with CDSC[4]	10.24	6.66	7.09	—		—
Class C Shares at NAV[2] and with CDSC[4]	14.65	6.70	7.11	—		—
Class I Shares at NAV	15.80	—	—	10.87%		10/1/09
Barclays Capital U.S. Aggregate Bond Index	5.16	6.53	5.33	6.07	[5]	—

Fund Expense Ratios6: A Shares: 1.16%, B Shares: 1.91%, C Shares: 1.91%, I Shares: 0.91%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I Shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Senior Floating Rate Fund	Ticker Symbols: Class A: PSFRX Class C: PFSRX Class I: PSFIX

¢	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 10.75%, Class C shares returned 9.92%, and Class I shares returned 11.04%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a fixed income index, returned 5.16%, and the S&P/LSTA Leveraged Loan Index, the Fund’s style-specific benchmark, returned 11.27%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

The U.S. Leveraged Loan Market, as represented by the S&P/LSTA Leveraged Loan Index and the Credit Suisse Leveraged Loan Index, returned 11.27% and 10.73%, respectively for the fiscal year ended September 30, 2012, outperforming most higher quality fixed income sectors. However, bank loans underperformed lower quality sectors such as high yield and emerging markets.

¢

Within the bank loan market the lower quality rating tiers outperformed over the past year due to very liquid capital markets, strong fundamentals and resurgent demand from collateralized loan obligations and retail investors. Specifically, Distressed, CCC/Split CCC and single B loans outperformed the index while split B, Not Rated and BB loans underperformed the index.

¢

Bank loans performed very well over the past year as prices recovered from the technical weakness of the third quarter of 2011 after the U.S. Federal Reserve (the Fed) announced its policy to hold rates down for an extended period of time. Technicals improved over the past year as retail fund flows turned positive, CLO demand grew and the bond for loan takeout trade continued.

What factors affected the Fund’s performance during its fiscal year?

¢	The positive return of the U.S. Leveraged Loan Market contributed to the positive return for the Fund during the year.

¢

Overall, positive issue selection in the Fund relative to the index benefitted performance. Specifically, the Fund’s issue selection within the information technology, gaming/leisure and financial sectors helped performance of the Fund. Issue selection within the diversified media and broadcasting sectors detracted from performance. The Fund’s out-of-index sector allocation to high-yield and emerging markets also positively contributed to performance.

¢

Selection in the Fund in the BB, split B and Not Rated credit tiers relative to the index contributed positively to performance as returns for the Fund in these credit tiers exceeded index returns. An underweight to the distressed credit tier and selection within the CCC/Split CCC credit tier detracted from Fund performance relative to the index.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. There is a greater level of credit risk and price volatility involved with high-yield securities than investment grade securities. When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded. Certain securities may be difficult to sell at a time and price beneficial to the fund.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Consumer Discretionary	28%
Health Care	15
Information Technology	13
Financials	9
Industrials	8
Materials	7
Telecommunication Services	5
Other (includes short-term investments)	15

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Senior Floating Rate Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	10.75%	6.31%		1/31/08
Class A Shares at POP[3,4]	7.71	5.68		1/31/08
Class C Shares at NAV[2] and with CDSC[4]	9.92	5.54		1/31/08
Class I Shares at NAV	11.04	6.56		1/31/08
Barclays Capital U.S. Aggregate Bond Index	5.16	5.96	[5]	—
S&P/LSTA Leveraged Loan Index	11.27	6.53	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.22%, Net 1.20%; C Shares: Gross 1.97%, Net 1.95%; I Shares: Gross 0.97%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on January 31, 2008 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Wealth Masters Fund†	Ticker Symbols: Class A: VWMAX Class C: VWMCX Class I: VWMIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation.

¢

For the fiscal period September 5, 2012 (inception date) through September 30, 2012, the Fund’s Class A shares at NAV returned 2.20%*, Class C shares returned 2.10%*, and Class I shares returned 2.20%.* For the same period, the S&P 500® Index, a broad-based equity index, and the Fund’s style-specific benchmark, returned 2.79%.*

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

There is no guarantee the fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Consumer Discretionary	37%
Financials	19
Information Technology	18
Industrials	7
Consumer Staples	6
Health Care	5
Energy	4
Other (includes short-term investments)	4

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The performance of the fund and its index may vary somewhat due to factors such as fund flows, transaction costs, and timing differences associated with additions to and deletions from its index.

†	The Fund is less than six months old — No commentary required.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

THIS PAGE INTENTIONALLY BLANK.

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—19.3%
U.S. Treasury Bond 3.500%, 2/15/39	$3,440	$3,954
U.S. Treasury Note 0.250%, 11/30/13	3,655	3,657
1.000%, 8/31/16	9,030	9,222
1.375%, 11/30/18	1,600	1,650
2.000%, 11/15/21	2,025	2,115
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $20,065)		20,598

MUNICIPAL BONDS—1.0%

Michigan—0.1%
City of Flat Rock Finance Authority, Taxable Series A, 6.750%, 10/1/16	75	78

Rhode Island—0.9%
City of Woonsocket Pension Funding Taxable (AGM Insured) 5.660%, 7/15/13	1,000	1,025
TOTAL MUNICIPAL BONDS (Identified Cost $1,085)		1,103

FOREIGN GOVERNMENT SECURITIES—0.5%
United Mexican States 4.750%, 3/8/44	515	573
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $507)		573

MORTGAGE-BACKED SECURITIES—31.3%

Agency—22.5%
FHLMC 7.500%, 4/1/14	4	4
7.000%, 4/1/16	10	10
7.000%, 1/1/33	124	146
6.500%, 2/1/35	1,593	1,872
5.000%, 12/1/35	73	82
FNMA 7.000%, 5/1/14	4	4
6.000%, 10/1/14	61	63
6.500%, 6/1/16	52	56
6.000%, 7/1/17	32	34
5.500%, 9/1/17	72	78
0.000%, 10/9/19	900	792
5.000%, 4/1/20	184	200
5.000%, 8/1/21	46	51
6.000%, 5/1/29	81	92
6.500%, 5/1/30	3	4
7.500%, 3/1/31	63	77
7.000%, 7/1/31	50	60
7.000%, 9/1/31	72	84
6.500%, 3/1/32	66	77
5.000%, 5/1/33	1,074	1,217
6.000%, 11/1/34	482	542
5.500%, 4/1/36	241	269
5.500%, 9/1/36	1,153	1,273
6.500%, 5/1/37	796	898
6.000%, 9/1/37	35	39
6.000%, 1/1/38	74	83
6.000%, 2/1/38	74	83
6.000%, 3/1/38	424	476

	PAR VALUE		VALUE
Agency—continued
6.500%, 3/1/38	$1,928		$2,218
6.000%, 7/1/38	1,311		1,474
6.000%, 8/1/38	203		228
6.000%, 8/1/38	383		430
6.000%, 8/1/38	1,021		1,148
6.000%, 8/1/38	86		95
5.000%, 6/1/39	1,576		1,762
5.000%, 9/1/39	382		430
5.500%, 9/1/39	948		1,047
4.500%, 9/1/40	464		525
3.500%, 8/1/42	2,543		2,743
FNMA 99-M2, B 6.630%, 3/25/29(2)	709		815
FNMA TBA 3.000%, 12/31/49(9)	2,100		2,216
GNMA 8.500%, 11/15/22	—	(8)	—	(8)
6.500%, 9/15/28	59		70
7.500%, 9/15/29	121		148

			24,015

Non-Agency—8.8%
American Tower Trust 07-1A, AFX 144A 5.420%, 4/15/37(3)	190		200
Bear Stearns Commercial Mortgage Securities, Inc. 05-PWR9, A4B 4.943%, 9/11/42	1,130		1,212
07-T28, A3 5.793%, 9/11/42	1,250		1,309
Citigroup – Deutsche Bank Commercial Mortgage Trust 06-CD2, A3 5.545%, 1/15/46(2)	1,335		1,424
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.588%, 2/15/39(2)	67		68
08-C1, AM 144A 6.407%, 2/15/41(2)(3)	1,155		1,149
Greenwich Capital Commercial Funding Corp. 07-GG9, A4 5.444%, 3/10/39	25		29
Morgan Stanley Capital I 07-T27, A4 5.650%, 6/11/42(2)	1,110		1,313
05-IQ10, A4B 5.284%, 9/15/42(2)	855		941
08-T29, A4 6.455%, 1/11/43(2)	1,450		1,775

			9,420
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $31,230)			33,435

CORPORATE BONDS AND NOTES—39.8%

Consumer Discretionary—2.5%
AMC Entertainment, Inc. 9.750%, 12/1/20	195		221
Cablevision Systems Corp. 5.875%, 9/15/22	260		260

	PAR VALUE	VALUE
Consumer Discretionary—continued
CCO Holdings LLC (CCO Holdings Capital Corp.) 6.500%, 4/30/21	$440	$473
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	260	276
NBC Universal Media LLC 2.875%, 1/15/23	145	138
Spencer Spirit Holdings, Inc. 144A 11.000%, 5/1/17(3)	155	166
Time Warner Cable, Inc. 5.000%, 2/1/20	390	452
4.000%, 9/1/21	265	292
United Artists Theatre Circuit, Inc. Series BD-1 9.300%, 7/1/15(4)(5)	14	14
Univision Communications, Inc. 144A 6.750%, 9/15/22(3)	430	432

		2,724

Consumer Staples—1.9%
Heineken NV 144A 3.400%, 4/1/22(3)	570	594
Kraft Foods Group, Inc. 144A 2.250%, 6/5/17(3)	195	201
144A 3.500%, 6/6/22(3)	285	301
144A 5.000%, 6/4/42(3)	385	430
Pantry Inc. (The) 144A 8.375%, 8/1/20(3)	115	118
Sysco Corp. 2.600%, 6/12/22	350	361

		2,005

Energy—3.6%
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 144A 7.875%, 4/15/22(3)	175	182
Bristow Group, Inc. 6.250%, 10/15/22	35	36
Continental Resources, Inc. 144A 5.000%, 9/15/22(3)	430	450
Copano Energy LLC (Copano Energy Finance Corp.) 7.125%, 4/1/21	30	31
Drill Rigs Holdings, Inc. 144A 6.500%, 10/1/17(3)	110	110
OGX Austria GmbH 144A 8.500%, 6/1/18(3)	560	507
Petrobras International Finance Co. 5.375%, 1/27/21	515	580
Petropower I Funding Trust 144A 7.360%, 2/15/14(3)(5)	32	33
Plains All American Pipeline LP (Plains All American Finance Corp.) 3.650%, 6/1/22	365	388
SandRidge Energy, Inc. 7.500%, 3/15/21	575	595
Seadrill Ltd. 144A 5.625%, 9/15/17(3)	200	201
Transocean, Inc. 3.800%, 10/15/22	360	362

See Notes to Financial Statements

20

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Woodside Finance Ltd. 144A 4.600%, 5/10/21(3)	$315	$346

		3,821

Financials—17.5%
Ally Financial, Inc. 5.500%, 2/15/17	315	330
AvalonBay Communities, Inc. 2.950%, 9/15/22	430	429
Banco Santander Chile 144A 3.875%, 9/20/22(3)	450	452
Bank of America Corp. 5.750%, 8/15/16	250	275
5.625%, 7/1/20	235	268
Boston Properties LP 3.850%, 2/1/23	380	400
Capital One Financial Corp. 6.150%, 9/1/16	355	405
Chubb Corp. 6.375%, 3/29/67(2)	250	266
Citigroup, Inc. 5.000%, 9/15/14	510	538
CNA Financial Corp. 5.875%, 8/15/20	660	771
CNL Lifestyle Properties, Inc. 7.250%, 4/15/19	225	214
CVS Pass-Through-Trust 144A 7.507%, 1/10/32(3)	251	322
Developers Diversified Realty Corp. 7.875%, 9/1/20	540	697
Digital Realty Trust LP 5.250%, 3/15/21	625	696
Duke Realty LP 5.950%, 2/15/17	545	617
Felcor Lodging LP 6.750%, 6/1/19	310	334
Ford Motor Credit Co. LLC 5.000%, 5/15/18	380	416
General Electric Capital Corp. 1.875%, 9/16/13	630	639
GFI Group, Inc. 8.625%, 7/19/18	620	547
Goldman Sachs Group, Inc. (The) 5.125%, 1/15/15	255	274
6.000%, 6/15/20	360	415
5.750%, 1/24/22	500	576
Intelsat Jackson Holdings SA 144A 6.625%, 12/15/22(3)	175	175
International Lease Finance Corp. 4.875%, 4/1/15	250	260
JPMorgan Chase & Co. 3.450%, 3/1/16	365	389
4.400%, 7/22/20	425	468
3.250%, 9/23/22	735	745
KeyCorp 5.100%, 3/24/21	405	474
Lincoln National Corp. 4.200%, 3/15/22	530	554
MetLife, Inc. 5.000%, 6/15/15	435	483

	PAR VALUE	VALUE
Financials—continued
Morgan Stanley 5.550%, 4/27/17	$330	$362
5.500%, 7/28/21	200	219
6.375%, 7/24/42	435	480
Oppenheimer Holdings, Inc. 8.750%, 4/15/18	130	133
Prudential Financial, Inc. 7.375%, 6/15/19	250	316
8.875%, 6/15/38(2)	360	445
5.875%, 9/15/42(2)	190	195
Regions Financial Corp. 5.750%, 6/15/15	520	558
Resona Bank Ltd. 144A 5.850%,(2)(3)(6)(7)	830	889
Santander Holdings USA, Inc. 3.000%, 9/24/15	200	202
UBS AG 7.625%, 8/17/22	500	523
UPCB Finance Ltd. VI 144A 6.875%, 1/15/22(3)	590	628
Wells Fargo & Co. 4.600%, 4/1/21	270	313

		18,692

Health Care—3.1%
Aviv Healthcare Properties LP (Aviv Healthcare Capital Corp.) 7.750%, 2/15/19	635	676
Biomet, Inc. 144A 6.500%, 8/1/20(3)	115	120
144A 6.500%, 10/1/20(3)	135	133
Boston Scientific Corp. 6.000%, 1/15/20	305	363
Express Scripts Holding Co. 144A 2.100%, 2/12/15(3)	570	585
144A 2.650%, 2/15/17(3)	570	597
Gilead Sciences, Inc. 4.400%, 12/1/21	325	370
Tenet Healthcare Corp. 6.250%, 11/1/18	170	188
Watson Pharmaceuticals, Inc. 3.250%, 10/1/22	285	289

		3,321

Industrials—2.4%
Belden, Inc. 144A 5.500%, 9/1/22(3)	110	113
DynCorp International, Inc. 10.375%, 7/1/17	530	460
Hutchison Whampoa International Ltd. 144A 5.750%, 9/11/19(3)	250	296
Iron Mountain, Inc. 5.750%, 8/15/24	390	393
Phillips 66 144A 4.300%, 4/1/22(3)	515	564
144A 5.875%, 5/1/42(3)	340	404
Weatherford International Ltd. 4.500%, 4/15/22	310	324

		2,554

	PAR VALUE	VALUE
Information Technology—1.5%
EarthLink, Inc. 8.875%, 5/15/19	$390	$391
First Data Corp. 144A 6.750%, 11/1/20(3)	430	429
Lender Processing Services, Inc. 5.750%, 4/15/23	330	332
Xerox Corp. 4.500%, 5/15/21	425	452

		1,604

Materials—2.3%
American Rock Salt Co. LLC 144A 8.250%, 5/1/18(3)	570	520
BHP Billiton Finance USA Ltd. 1.625%, 2/24/17	375	383
Dow Chemical Co. (The) 6.000%, 10/1/12	465	465
5.900%, 2/15/15	455	507
Reynolds Group Issuer, Inc. (Reynolds Group Issuer LLC) 144A 5.750%, 10/15/20(3)	265	265
Vale Overseas Ltd. 4.375%, 1/11/22	330	347

		2,487

Telecommunication Services—1.4%
AT&T, Inc. 3.875%, 8/15/21	425	481
CenturyLink, Inc. Series S, 6.450%, 6/15/21	495	560
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	200	211
GCI, Inc. 8.625%, 11/15/19	200	217

		1,469

Utilities—3.6%
Atmos Energy Corp. 6.350%, 6/15/17	305	369
Calpine Corp.
144A 7.875%, 7/31/20(3)	145	159
144A 7.500%, 2/15/21(3)	375	407
CMS Energy Corp. 6.250%, 2/1/20	545	633
Dominion Resources, Inc. 8.875%, 1/15/19	100	136
Eagle Rock Energy Partners LP (Eagle Rock Energy Finance Corp.) 144A 8.375%, 6/1/19(3)	525	519
El Paso Pipeline Partners Operating Co. LLC 7.500%, 11/15/40	505	659
Energy Transfer Partners LP 5.200%, 2/1/22	285	316
Virginia Electric & Power Co. Series A 5.400%, 1/15/16	545	625

		3,823
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $39,676)		42,500

See Notes to Financial Statements

21

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—1.2%

Consumer Discretionary—0.6%
Party City Holdings, Inc. 5.750%, 7/27/19	$ 125	$127
Roundy’s Supermarkets, Inc. Tranche B, 5.750%, 2/13/19	299	293
Transtar Holding Co. Second Lien, 10.750%, 12/21/17	250	256

		676

Financials—0.3%
Pinnacle Foods Finance LLC Tranche E, 4.750%, 10/17/18	299	299

Materials—0.3%
Emerald Performance Materials LLC 6.750%, 5/18/18	274	277
TOTAL LOAN AGREEMENTS (Identified Cost $1,233)		1,252
	SHARES
PREFERRED STOCK—2.1%

Financials—1.5%
Citigroup Capital XIII 7.875%,	16,200	451
General Electric Capital Corp. Series A 7.125%(2)(11)	590,000	657
GMAC Capital Trust I Series 2 8.125%	32,800	824
JPMorgan Chase & Co. 7.90%(2)(11)	280,000	318
TOTAL PREFERRED STOCK (Identified Cost $2,095)		2,250
TOTAL LONG TERM INVESTMENTS—95.2%
(Identified Cost $95,891)		101,711	(10)

	SHARES	VALUE
SHORT-TERM INVESTMENTS—5.8%

Money Market Mutual Funds—5.8%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	6,180,803	$6,181
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $6,181)		6,181
TOTAL INVESTMENTS—101.0% (Identified Cost $102,072)		107,892	(1)
Other assets and liabilities, net—(1.0)%		(1,078)

NET ASSETS—100.0%		$106,814

Abbreviations:

AGM	Assured Guaranty Municipal Corp.
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
TBA	To be announced

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2012.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $13,484 or 12.6% of net assets.

(4)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

(5)	Illiquid security.
(6)	No contractual maturity date
(7)	Interest payments may be deferred.
(8)	Amounts are less than $500.
(9)	This security has a delayed delivery settlement date.
(10)	A portion of the Fund’s assets have been segregated for delayed delivery settlements.
(11)	Non-cumulative

Country Weightings (Unaudited)†
United States	93%
Australia	1
Brazil	1
Cayman Islands	1
Japan	1
Mexico	1
Netherlands	1
Other	1
Total	100%
† % of total investments as of September 30, 2012

At September 30, 2012, the Fund had entered into futures contracts as follows:

	Expiration Date	Number of Contracts	Value of Contracts When Opened	Market Value of Contracts	Unrealized Appreciation (Depreciation)
U.S. 10YR Note Futures	December-12	(35)	$(4,602)	$(4,672)	$(70)

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

22

VIRTUS BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Corporate Bonds and Notes	$42,500	$—	$42,486	$14
Foreign Government Securities	573	—	573	—
Loan Agreements	1,252	—	1,252	—
Mortgage-Backed Securities	33,435	—	33,435	—
Municipal Bonds	1,103	—	1,103	—
U.S. Government Securities	20,598	—	20,598	—
Equity Securities:
Preferred Stock	2,250	—	2,250	—
Short-Term Investments	6,181	6,181	—	—

Total Investments	$107,892	$6,181	$101,697	$14

Other Financial Instruments
Futures Contracts*	$(70)	$(70)	$—	$—

*	Valued at the unrealized appreciation (depreciation) on the investment.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2011:	$18
Accrued discount/(premium)	—	(c)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1
Purchases	—
Sales(b)	(5)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2012	$14	(d)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities, if applicable.
(c)	Amount less than $500.
(d)

Includes internally fair valued security. Refer to the last paragraph under “Note 2A. Security Valuation” in the Notes to Financial Statements for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

23

VIRTUS CA TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(2)—97.2%

Development Revenue—5.8%
Hercules Redevelopment Agency, Tax-Allocation (AMBAC Insured) 5.000%, 8/1/29	$500	$336
Ontario Redevelopment Financing Authority, (NATL Insured) 5.250%, 8/1/13	500	501
San Diego Redevelopment Agency,
Tax Allocation Series B (AMBAC Insured) 5.350%, 9/1/24	1,000	1,000
Tax Allocation Series A (AMBAC Insured) 4.750%, 9/1/30	500	504
Santa Clara Redevelopment Agency, (NATL Insured) 5.000%, 6/1/22	1,000	1,020

		3,361

General Obligation—13.8%
Brea Olinda Unified School District, Series A (NATL, FGIC Insured) 6.000%, 8/1/15	150	172
Gilroy Unified School District, (NATL, FGIC Insured) 5.000%, 8/1/27	500	513
Los Angeles Unified School District, 2002 Election Series C (AGM Insured) 5.000%, 7/1/24	500	571
Series A-1 (NATL Insured) 4.500%, 1/1/28	500	543
New Haven Unified School District, (AGC Insured) 0.000%, 8/1/33	1,500	555
Norwalk – La Mirada Unified School District, 2002 Election Series D (AGM Insured) 0.000%, 8/1/33	1,475	532
Placer Union High School District, (AGM Insured) 0.000%, 8/1/32	1,500	580
Rancho Santiago Community College District, 2002 Election Series C (AGM Insured) 0.000%, 9/1/27	1,200	639
San Rafael City High School District, 2002 Election Series B (NATL, FGIC Insured) 0.000%, 8/1/26	1,000	559
State of California,
5.500%, 3/1/26	500	584
5.000%, 6/1/32	675	748
5.000%, 9/1/32	500	569
5.000%, 11/1/32	250	280
4.500%, 10/1/36	500	526
5.000%, 12/1/37	250	275
6.000%, 4/1/38	250	298

		7,944

	PAR VALUE	VALUE
General Revenue—19.1%
Anaheim Public Financing Authority, Series C (AGM Insured) 6.000%, 9/1/16	$1,600	$1,843
City of Pomona, Certificates of Participation (AMBAC Insured) 5.500%, 6/1/28	1,000	1,045
Commonwealth of Puerto Rico Sales Tax Financing Corp., 5.000%, 8/1/46	500	537
Golden State Tobacco Securitization Corp., Series A-1 5.125%, 6/1/47	1,250	959
Los Angeles County Public Works Financing Authority, Series A (AGM Insured) 5.500%, 10/1/18	320	355
North City West School Facilities Financing Authority, Series B (AMBAC Insured) 5.250%, 9/1/19	1,000	1,189
Sacramento Area Flood Control Agency, (BHAC Insured) 5.500%, 10/1/28	350	414
5.000%, 10/1/37	750	840
South Bay Regional Public Communications Authority, Series B (ACA Insured) 4.750%, 1/1/31	535	516
State of California Public Works Board, Department of Health Services, Series B (XLCA Insured) 5.000%, 11/1/17	460	509
Department of General Services, Series A 6.125%, 4/1/29	500	603
Various Capital Projects, Series G-1 5.750%, 10/1/30	500	578
Department of Forestry & Fire Protection, Series E 5.000%, 11/1/32	500	534
University of California, Department of Mental Health, Series A 5.500%, 6/1/16	1,000	1,072

		10,994

Higher Education Revenue—7.7%
California Educational Facilities Authority,
Univesity of Southern California, Series A 5.000%, 10/1/23	250	322
Stanford University, 5.250%, 4/1/40	500	711
Pomona Colllege, Series A 5.000%, 7/1/45	500	536
California State University, Series A (NATL, FGIC Insured) 5.250%, 11/1/38	635	711

	PAR VALUE	VALUE
Higher Education Revenue—continued
University of California, Series D (NATL, FGIC Insured) 5.000%, 5/15/28	$500	$566
Regents Medical, Series A 4.750%, 5/15/31	500	537
Series G (NATL, FGIC Insured) 4.750%, 5/15/35	525	541
Series B 4.750%, 5/15/38	500	518

		4,442

Medical Revenue—4.4%
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, 5.000%, 11/15/34	500	536
Providence Health & Services, Series C 6.500%, 10/1/38	295	360
Kaiser Permanente, Series A 5.250%, 4/1/39	500	536
California Statewide Communities Development Authority, Kaiser Permanente, Series B 5.000%, 3/1/41	500	530
St. Joseph Health System, (FGIC Insured) 5.750%, 7/1/47	500	556

		2,518

Natural Gas Revenue—1.4%
Roseville Natural Gas Financing Authority, 5.000%, 2/15/24	750	799

Power Revenue—4.0%
Imperial Irrigation District, Series B 5.000%, 11/1/36	300	335
Northern California Power Agency, 5.000%, 7/1/32	200	232
Sacramento Municipal Utilities District Financing Authority, (NATL Insured) 4.750%, 7/1/26	500	528
5.000%, 8/15/26	500	599
Southern California Public Power Authority, Series 1, 5.000%, 7/1/28	500	583

		2,277

Pre-Refunded—20.8%
California Health Facilities Financing Authority, Stanford Hospital and Clinics, Series A 5.000%, 11/15/13	125	132
Providence Health & Services, Series C Pre-refunded 10/1/18 @100 6.500%, 10/1/18	5	7
California Infrastructure & Economic Development Bank, Pre-refunded 7/1/26 @100 (AMBAC Insured) 5.125%, 7/1/37	755	1,035

See Notes to Financial Statements

24

VIRTUS CA TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Pre-Refunded—continued
California State University, Series A (NATL, FGIC Insured) 5.000%, 11/1/26	$250	$257
Contra Costa County Home Mortgage, (GNMA Collateralized) 7.500%, 5/1/14(3)	500	557
El Dorado Irrigation District & El Dorado Water Agency, Certificates of Participation, Series A (NATL, FGIC Insured) 5.250%, 3/1/16	365	373
Grossmont-Cuyamaca Community College District, Election of 2002 Series A Pre-refunded 8/1/13 @100 (NATL Insured) 5.000%, 8/1/13	210	218
Los Angeles Harbor Department, 7.600%, 10/1/18(3)	660	787
Metropolitan Water District of Southern California, Series B-1 Pre-refunded 10/1/13 @ 100 (NATL, FGIC Insured) 5.000%, 10/1/36	860	901
Series B-1 Pre-refunded 10/1/13 @100 (NATL, FGIC Insured) 5.000%, 10/1/36	140	147
Northern California Power Agency, Series A Pre-refunded 7/1/21 @ 100 (AMBAC Insured) 7.500%, 7/1/23	195	272
Riverside County Single Family, Series B (GNMA Collateralized) 8.625%, 5/1/16(3)	1,000	1,263
Series A (GNMA Collateralized) 7.800%, 5/1/21(3)	4,000	5,808
Stockton Housing Facility, Series A Pre-refunded 9/20/17 @ 100 (GNMA Collateralized) 5.600%, 3/20/28	180	181

		11,938

Transportation Revenue—6.9%
Bay Area Toll Authority, Series F-1 5.000%, 4/1/34	500	569
Series F-1 5.125%, 4/1/39	580	655
City of Long Beach Airport, Series A 5.000%, 6/1/30	200	224
Imperial County Transportation Authority, Series E 4.000%, 6/1/20	500	546
Los Angeles International Airport, Series A 5.000%, 5/15/40	510	572
San Diego County Regional Airport Authority, Series A 5.000%, 7/1/40	250	272
Series B 5.000%, 7/1/40	500	545
San Francisco Municipal Transporation Agency, 5.000%, 3/1/42	500	559

		3,942

	PAR VALUE	VALUE
Water & Sewer Revenue—13.3%
Alameda County Water District Financing Authority, 3.500%, 6/1/41	$1,000	$993
City of San Francisco Public Utilities Commission, Water Revenue 4.000%, 11/1/32	250	267
4.000%, 11/1/41	500	514
City of Santa Rosa Wastewater Revenue, Series A 5.000%, 9/1/33	500	582
Delta Diablo Sanitation District, Certificates of Participation (NATL Insured) 0.000%, 12/1/16	1,070	990
East Bay Municipal Utility District, (NATL Insured) 5.000%, 6/1/35	500	545
Irvine Ranch Water District, Certificates of Participation, 5.000%, 3/1/24	500	589
Los Angeles Department of Water & Power, 5.000%, 7/1/25	700	877
Orange County Sanitation District, Series A 3.000%, 2/1/31	750	772
Sacramento Suburban Water District, 5.000%, 11/1/25	250	306
Santa Margarita-Dana Point Authority, 5.125%, 8/1/38	600	672
Westlands Water District, Certificates of Participation (NATL Insured) 5.250%, 9/1/14	500	507

		7,614
TOTAL MUNICIPAL TAX-EXEMPT BONDS (Identified Cost $50,942)		55,829
TOTAL LONG TERM INVESTMENTS—97.2%
(Identified cost $50,942)		55,829

	SHARES
SHORT-TERM INVESTMENTS—1.8%

Money Market Mutual Funds—1.8%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	1,019,845	1,020
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,020)		1,020
TOTAL INVESTMENTS—99.0% (Identified Cost $51,962)		56,849	(1)
Other assets and liabilities, net—1.0%		593

NET ASSETS—100.0%		$57,442

Abbrevations:

ACA	American Capital Access Financial Guarantee Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Company
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.
XLCA	XL Capital Assurance

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)

At September 30, 2012, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 97%. At September 30, 2012, 62% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: NATL 23.0%, and GNMA 13.8%.

(3)	Escrowed to maturity.

See Notes to Financial Statements

25

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

VIRTUS CA TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Debt Securities:
Municipal Tax-Exempt Bonds	$55,829	$—	$55,829
Equity Securities:
Short-Term Investments	1,020	1,020	—

Total Investments	$56,849	$1,020	$55,829

There are no Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

26

VIRTUS HERZFELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
CLOSED-END FUNDS—90.3%

Equity Funds—48.7%
Adams Express Co.	3,000	$34
Advent Claymore Enhanced Growth & Income Fund	1,708	17
Agic Equity & Convertible Income Fund	2,000	35
Alpine Total Dynamic Dividend Fund	5,000	22
ASA Gold and Precious Metals Ltd.	1,000	25
BlackRock Enhanced Equity Dividend Trust	6,000	45
Calamos Global Dynamic Income Fund	2,200	19
Central Securities Corp.	1,900	38
Cohen & Steers Infrastructure Fund, Inc.	2,000	37
Eaton Vance Risk-Managed Diversified Equity Income Fund	2,500	26
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	400	4
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	1,600	32
Eaton Vance Tax-Managed Diversified Equity Income Fund	2,500	24
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	4,700	41
General American Investors Co., Inc.	1,000	29
Guggenheim Enhanced Equitystrategy Fund	856	15
Liberty All Star Equity Fund	4,900	24
Petroleum & Resources Corp.	1,000	26
RMR Real Estate Income Fund	1,851	33
Royce Value Trust, Inc.	300	4
Source Capital, Inc.	500	26
Tri-Continental Corp.	2,500	41

		597

	SHARES	VALUE
Fixed Income Funds—14.5%
Advent Claymore Convertible Securities and Income Fund	1,500	$25
American Select Portfolio	3,000	33
Montgomery Street Income Securities, Inc.	2,000	34
Nuveen Build America Bond Opportunity Fund	1,800	40
Nuveen Build American Bond Term Fund	1,500	32
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	1,000	13

		177

International Equity Funds—22.9%
Agic International & Premium Strategy Fund	3,000	30
BlackRock International Growth and Income Trust	5,500	40
Clough Global Equity Fund	2,500	32
Clough Global Opportunities Fund	1,000	12
Delaware Enhanced Global Dividend and Income Fund	5,000	56
Korea Fund, Inc. (The)	800	32
Morgan Stanley Asia Pacific Fund, Inc.	2,500	35
Nuveen Global Value Opportunities Fund	800	12
Singapore Fund, Inc. (The)	800	11
Thai Fund, Inc. (The)	1,222	21

		281

	SHARES	VALUE
International Fixed Income Fund—4.2%
Nuveen Multi-Currency Short-Term Government Income Fund	3,850	$51
TOTAL CLOSED-END FUNDS (Identified Cost $1,088)		1,106
TOTAL LONG TERM INVESTMENTS—90.3%
(Identified cost $1,088)		1,106

SHORT-TERM INVESTMENTS—16.9%

Money Market Mutual Funds—16.9%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	207,199	207
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $207)		207
TOTAL INVESTMENTS—107.2%
(Identified Cost $1,295)		1,313	(1)
Other assets and liabilities, net—(7.2)%		(89)

NET ASSETS—100.0%		$1,224

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Equity Securities:
Closed-End Funds	$1,106	$1,106
Short-Term Investments	207	207

Total Investments	$1,313	$1,313

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

27

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—2.6%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	$170		$156
Federative Republic of Brazil 8.500%, 1/5/24	1,040	BRL	600
Republic of Argentina Provincia de Neuquen 144A 7.875%, 4/26/21(2)	235		208
Republic of Iceland 144A 5.875%, 5/11/22(2)	275		300
Republic of South Africa Series R206 7.500%, 1/15/14	3,720	ZAR	460
Republic of Turkey 9.000%, 3/5/14	625	TRY	355
United Mexican States Series M, 6.000%, 6/18/15	2,445	MXN	196
Series M, 6.500%, 6/9/22	3,645	MXN	308
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $2,525)			2,583

MORTGAGE-BACKED SECURITIES—3.1%

Non-Agency—3.1%
Countrywide Alternative Loan Trust 06-13T1, A5 6.000%, 5/25/36	324		243
Countrywide Home Loan Mortgage Pass-Through-Trust 05-22, 3A1 5.189%, 10/25/35(3)	417		348
Goldman Sachs Mortgage Pass-Through Securities Mortgage Loan Trust 05-RP1, 1A3 144A 8.000%, 1/25/35(2)	239		256
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(2)(3)	313		326
Morgan Stanley Mortgage Loan Trust 07-11AR, 2A3 2.770%, 6/25/37(3)	545		288
Nomura Asset Acceptance Corp. 06-AF2, 1A6 6.196%, 8/25/36(3)	659		323
Structured Adjustable Rate Mortgage Loan Trust 07-5, 2A1 5.040%, 6/25/37(3)	1,061		1,012
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.770%, 1/25/37(3)	337		332
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $2,789)			3,128

ASSET-BACKED SECURITIES—0.9%
ABSC Long Beach Home Equity Loan Trust 00-LB1, M1F 8.240%, 3/21/29(3)	317		244
Equity One ABS, Inc. 01-3, AF4 6.252%, 5/25/32(3)	242		184
Residential Funding Mortgage Securities II, Inc. 06-H11, M1 6.010%, 2/25/36(3)	200		200

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Structured Asset Securities Corp. 07-EQ1, A2 0.307%, 3/25/37(3)	$153	$117
Terwin Mortgage Trust 04-15AL, A1 144A 5.800%, 7/25/34(2)(3)	147	140
TOTAL ASSET-BACKED SECURITIES (Identified Cost $859)		885

CORPORATE BONDS AND NOTES—80.0%

Consumer Discretionary—15.8%
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	350	356
Ameristar Casinos, Inc. 7.500%, 4/15/21	500	540
Boyd Gaming Corp. 144A 9.000%, 7/1/20(2)	500	512
Cablevision Systems Corp. 8.000%, 4/15/20	430	482
Caesars Entertainment Operating Co., Inc. 10.000%, 12/15/18	345	228
Caesars Operating Escrow LLC (Caesars Escrow Corp.) 144A 9.000%, 2/15/20(2)	500	508
CCO Holdings LLC (CCO Holdings Capital Corp.) 6.500%, 4/30/21	280	301
5.250%, 9/30/22	250	253
Chrysler Group LLC (Chrysler Group, Inc.) 8.250%, 6/15/21	200	214
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(2)	335	349
Dana Holding Corp. 6.750%, 2/15/21	730	792
DISH DBS Corp. 144A 4.625%, 7/15/17(2)	590	606
HD Supply, Inc. 144A 8.125%, 4/15/19(2)	500	544
HOA Restaurant Group LLC (HOA Finance Corp.) 144A 11.250%, 4/1/17(2)	400	367
Landry’s, Inc. 144A 9.375%, 5/1/20(2)	150	159
Mediacom LLC (Mediacom Capital Corp.) 7.250%, 2/15/22	285	307
MGM Resorts International 144A 6.750%, 10/1/20(2)(3)	1,270	1,273
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(2)	675	619
Northwest Airlines Pass-Through-Trust 01-1, B 7.691%, 4/1/17	349	363
Peninsula Gaming LLC (Peninsula Gaming Corp.) 10.750%, 8/15/17	450	511
Rent-A-Center, Inc. 6.625%, 11/15/20	495	537
Sally Holdings LLC (Sally Capital, Inc.) 5.750%, 6/1/22	300	321

	PAR VALUE	VALUE
Consumer Discretionary—continued
Scientific Games International, Inc. 9.250%, 6/15/19	$450	$502
Seminole Indian Tribe of Florida 144A 7.750%, 10/1/17(2)	250	276
Sinclair Television Group, Inc. 6.125%, 10/1/22	500	503
Spencer Spirit Holdings, Inc. 144A 11.000%, 5/1/17(2)	375	401
U.S. Airways Pass-Through-Trust 99-1A 8.360%, 1/20/19	329	359
11-1 A 7.125%, 10/22/23	438	477
UAL Pass-Through-Trust 07-01A 6.636%, 7/2/22	379	396
UCI International, Inc. 8.625%, 2/15/19	480	480
United Artists Theatre Circuit, Inc. Series AW-0 9.300%, 7/1/15(5)(6)	1	1
Series BE-9 9.300%, 7/1/15(5)(6)	6	6
Series BD-1 9.300%, 7/1/15(5)(6)	178	180
Series 95-A 9.300%, 7/1/15(5)(6)	158	160
Unitymedia Hessen GmbH & Co. KG (Unitymedia NRW GmbH) 144A 8.125%, 12/1/17(2)	720	778
Univision Communications, Inc. 144A 7.875%, 11/1/20(2)	250	269
Valassis Communication, Inc. 6.625%, 2/1/21	885	918
Visteon Corp. 6.750%, 4/15/19	250	264

		16,112

Consumer Staples—0.9%
Rite Aid Corp. 9.500%, 6/15/17	350	362
Select Medical Holdings Corp. 6.429%, 9/15/15(3)	270	271
Yankee Candle Co. Holdings LLC (Yankee Finance, Inc.) Series B, 9.750%, 2/15/17	335	352

		985

Energy—10.7%
Atwood Oceanics, Inc. 6.500%, 2/1/20	375	403
Bill Barrett Corp. 7.625%, 10/1/19	250	266
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 144A 7.875%, 4/15/22(2)	295	307
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	230	248
144A 9.625%, 8/1/20(2)	200	217
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	230	248
Chesapeake Energy Corp. 6.775%, 3/15/19	510	512

See Notes to Financial Statements

28

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Energy—continued
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	$235	$243
Copano Energy LLC (Copano Energy Finance Corp.) 7.125%, 4/1/21	470	494
Crosstex Energy LP (Crosstex Energy Finance Corp.) 8.875%, 2/15/18	335	359
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17	210	237
EP Energy LLC (EP Energy Finance, Inc.) 144A 9.375%, 5/1/20(2)	415	453
EV Energy Partners LP (EV Energy Finance Corp.) 8.000%, 4/15/19	125	130
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(2)	172	178
Forest Oil Corp. 7.250%, 6/15/19	350	349
Frontier Oil Corp. 6.875%, 11/15/18	220	235
Gulfmark Offshore, Inc. 144A 6.375%, 3/15/22(2)	400	416
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(2)	240	254
Linn Energy LLC (Linn Energy Finance Corp.) 7.750%, 2/1/21	490	521
National JSC Naftogaz of Ukraine 9.500%, 9/30/14	500	511
OGX Austria GmbH 144A 8.500%, 6/1/18(2)	750	679
Parker Drilling Co. 144A 9.125%, 4/1/18	400	433
PDC Energy, Inc. 144A 7.750%, 10/15/22	255	255
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(4)	500	454
QEP Resources, Inc. 6.875%, 3/1/21	365	414
Quicksilver Resources, Inc. 7.125%, 4/1/16	400	344
SESI LLC 6.375%, 5/1/19	500	538
Targa Resources Partners LP (Targa Resources Partners Finance Corp.) 144A 6.375%, 8/1/22(2)	560	596
TNK-BP Finance S.A. RegS 7.250%, 2/2/20(4)	345	420
Venoco, Inc. 11.500%, 10/1/17	180	186

		10,900

Financials—16.8%
Agile Property Holdings Ltd. 144A 8.875%, 4/28/17(2)	520	529
Air Lease Corp. 144A 5.625%, 4/1/17(2)	755	774

	PAR VALUE		VALUE
Financials—continued
Alfa Bank OJSC (Alfa Bond Issuance plc) 144A 7.500%, 9/26/19(2)(7)	$200		$202
Alfa Invest Ltd. RegS 7.875%, 9/25/17(4)(7)	200		217
Ally Financial, Inc. 0.000%, 6/15/15	2,000		1,765
ALROSA Finance SA 144A 7.750%, 11/3/20(2)	280		319
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	275		276
Antero Resources Finance Corp. 7.250%, 8/1/19	500		544
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 9.750%, 3/15/20	1,000		1,147
Banco ABC Brasil SA 144A 7.875%, 4/8/20(2)	310		333
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(2)	250		274
Banco do Brasil SA 144A 9.250%, 10/15/49(2)(3)	475		568
Bank of Georgia JSC 144A 7.750%, 7/5/17(2)	240		245
CIT Group, Inc. 144A 5.500%, 2/15/19(2)	1,000		1,088
CNL Lifestyle Properties, Inc. 7.250%, 4/15/19	500		476
Felcor Lodging LP 6.750%, 6/1/19	1,000		1,078
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(2)	200		205
Genworth Financial, Inc. 7.625%, 9/24/21	525		536
GRD Holdings III Corp. 144A 10.750%, 6/1/19(2)	320		322
Ineos Finance plc 144A 7.500%, 5/1/20(2)	220		224
ING U.S., Inc. 144A 5.500%, 7/15/22(2)	240		250
Intelsat Jackson Holdings SA 7.250%, 10/15/20	980		1,056
International Lease Finance Corp.
6.250%, 5/15/19	455		491
5.875%, 8/15/22	840		868
Kazkommerts Bank International BV 144A 7.875%, 4/7/14(2)	600		597
Morgan Stanley 144A 10.090%, 5/3/17	450	BRL	239
Regions Bank 7.500%, 5/15/18	250		296
Reynolds Group Issuer, Inc. (Reynolds Group Issuer LLC)
8.500%, 5/15/18	400		408
7.875%, 8/15/19	250		271
Springleaf Finance Corp.
5.850%, 6/1/13	250		250
5.400%, 12/1/15	250		226
United Rentals Financing Escrow Corp. 144A 7.375%, 5/15/20(2)	380		409

	PAR VALUE	VALUE
Financials—continued
UPCB Finance Ltd.
V 144A 7.250%, 11/15/21(2)	$250	$273
VI 144A 6.875%, 1/15/22(2)	150	160
Vimpel Communications OJSC (VIP Finance Ireland Ltd.) 144A 7.748%, 2/2/21(2)(7)	200	214

		17,130

Health Care—5.8%
Aviv Healthcare Properties LP (Aviv Healthcare Capital Corp.) 7.750%, 2/15/19	465	495
Biomet, Inc. 11.625%, 10/15/17	344	367
Community Health Systems, Inc. (CHS)
5.125%, 8/15/18	245	255
7.125%, 7/15/20	180	192
Grifols, Inc. 8.250%, 2/1/18	500	555
HCA, Inc.
6.500%, 2/15/20	300	334
7.500%, 2/15/22	765	870
Health Management Associates, Inc. 144A 7.375%, 1/15/20(2)	250	272
Hologic, Inc. 144A 6.250%, 8/1/20(2)	55	59
Kinetic Concepts, Inc. 144A 10.500%, 11/1/18(2)	355	377
Sky Growth Acquisition Corp. 144A 7.375%, 10/15/20(2)	350	353
Symbion, Inc. 8.000%, 6/15/16	320	330
Tenet Healthcare Corp. 6.250%, 11/1/18	250	277
United Surgical Partners, Inc. (United Surgical Patners Finance Corp.) 144A 9.000%, 4/1/20(2)	500	545
Valeant Pharmaceuticals International, Inc. 144A 7.250%, 7/15/22(2)	300	318
VPI Escrow Corp. 144A 6.375%, 10/15/20(2)	290	297

		5,896

Industrials—10.0%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(2)	245	246
ADS Waste Holdings, Inc. 144A 8.250%, 10/1/20(2)	250	256
Aircastle Ltd. 7.625%, 4/15/20	715	795
Allison Transmission, Inc. 144A 7.125%, 5/15/19(2)	975	1,050
American Standard Americas 144A 10.750%, 1/15/16(2)	495	473
Bombardier, Inc. 144A 7.750%, 3/15/20(2)	395	455
Briggs & Stratton Corp. 6.875%, 12/15/20	155	170

See Notes to Financial Statements

29

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Industrials—continued
CDRT Holding Corp. PIK 144A 9.250%, 10/1/17(2)	$260	$252
Cemex Finance LLC 144A 9.500%, 12/14/16(2)	550	571
CHC Helicopter SA 9.250%, 10/15/20	280	289
Deluxe Corp. 7.000%, 3/15/19	235	251
Dycom Investments, Inc. 7.125%, 1/15/21	1,000	1,080
DynCorp International, Inc. 10.375%, 7/1/17	1,110	963
GeoEye, Inc. 8.625%, 10/1/16	205	225
Harland Clarke Holdings Corp. 144A 9.750%, 8/1/18(2)	125	120
Iron Mountain, Inc. 5.750%, 8/15/24	425	428
JMC Steel Group 144A 8.250%, 3/15/18(2)	490	502
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	250	271
Masco Corp. 5.950%, 3/15/22	275	301
Pactiv LLC 8.125%, 6/15/17	535	527
SBA Telecommunications, Inc. 144A 5.750%, 7/15/20(2)	315	332
ServiceMaster Co. 144A 7.000%, 8/15/20(2)	95	98
U.S. Airways Pass-Through-Trust 98-1 6.850%, 1/30/18	500	523

		10,178

Information Technology—3.2%
Audatex North America, Inc. 144A 6.750%, 6/15/18(2)	290	311
CommScope, Inc. 144A 8.250%, 1/15/19(2)	475	515
CoreLogic, Inc. 7.250%, 6/1/21	1,000	1,088
Digicel Ltd. 144A 8.250%, 9/1/17(2)	325	354
First Data Corp. 11.250%, 3/31/16	1,000	975

		3,243

Materials—5.1%
American Rock Salt Co. LLC 144A 8.250%, 5/1/18(2)	1,000	912
Ardagh Packaging Finance plc 144A 9.125%, 10/15/20(2)	275	292
Cascades, Inc. 7.875%, 1/15/20	880	926
Edgen Murray Corp. 12.250%, 1/15/15	260	279
FMG Resources Property Ltd. 144A 6.000%, 4/1/17(2)	300	281

	PAR VALUE	VALUE
Materials—continued
Ineos Finance plc 144A 8.375%, 2/15/19(2)	$140	$148
Libbey Glass, Inc. 144A 6.875%, 5/15/20(2)	250	270
Nufarm Australia Ltd. 144A 6.375%, 10/15/19	190	193
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(2)	250	268
144A 6.625%, 4/15/21(2)	500	483
Severstal OAO (Steel Capital SA) 144A 6.250%, 7/26/16(2)(7)	695	728
Taseko Mines Ltd. 7.750%, 4/15/19	165	159
Vedanta Resources plc 144A 9.500%, 7/18/18(2)	250	259

		5,198

Telecommunication Services—8.1%
Cincinnati Bell, Inc. 8.250%, 10/15/17	230	247
Clearwire Communications LLC (Clearwire Finance, Inc.) 144A 12.000%, 12/1/15(2)	200	199
Digicel Group Ltd. 144A 8.250%, 9/30/20(2)	500	527
Frontier Communications Corp.
8.125%, 10/1/18	295	333
7.125%, 1/15/23	410	428
GCI, Inc. 8.625%, 11/15/19	665	722
Hughes Satellite Systems Corp. 7.625%, 6/15/21	250	278
ITC DeltaCom, Inc. 10.500%, 4/1/16	845	908
Level 3 Financing, Inc. 144A 7.000%, 6/1/20(2)	200	203
MetroPCS Wireless, Inc. 6.625%, 11/15/20	570	599
Sprint Capital Corp. 6.875%, 11/15/28	1,575	1,457
Virgin Media Finance plc 8.375%, 10/15/19	250	286
WideOpenWest Finance LLC (WideOpenWest Capital Corp.) 144A 10.250%, 7/15/19(2)	350	371
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(2)	300	284
144A 7.250%, 2/15/18(2)	370	352
Windstream Corp.
8.125%, 9/1/18	95	103
7.000%, 3/15/19	750	769
7.750%, 10/15/20	250	269

		8,335

Utilities—3.6%
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	230	240
7.000%, 5/20/22	300	324
Atlas Pipeline Partners LP (Atlas Pipeline Finance Corp.) 144A 6.625%, 10/1/20(2)	155	158

	PAR VALUE	VALUE
Utilities—continued
Calpine Corp. 144A 7.875%, 7/31/20(2)	$245	$269
144A 7.500%, 2/15/21(2)	490	532
Covanta Holding Corp. 6.375%, 10/1/22	750	819
NRG Energy, Inc.
7.625%, 5/15/19	830	884
144A 6.625%, 3/15/23(2)	70	72
Texas Competitive Electric Holdings Co., LLC (Texas Competitive Holdings Finance, Inc.) 144A 11.500%, 10/1/20(2)	500	394

		3,692
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $77,854)		81,669

LOAN AGREEMENTS(3)—11.1%

Consumer Discretionary—3.1%
BJ’s Wholesale Club, Inc. Second Lien 9.750%, 3/29/19	85	86
Cannery Casino Resorts LLC 0.000%, 9/12/18	166	166
Cengage Learning Acquisitions, Inc. 2.470%, 7/3/14	322	308
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	296	303
Clear Channel Communications, Inc. Tranche A, 3.620%, 7/30/14	256	241
Tranche B, 3.870%, 1/29/16	581	477
Cumulus Media Holdings, Inc. Second Lien, 7.500%, 9/16/19	325	329
Granite Broadcasting Corp. Tranche B 8.500%, 5/23/18	195	196
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	398	405
SRAM LLC Second Lien, 8.500%, 12/7/18	235	239
Station GVR Acquisition LLC (Green Valley Ranch Gaming LLC) 0.000%, 9/15/19	183	184
Transtar Holding Co. Second Lien, 10.750%, 12/21/17	200	204

		3,138

Consumer Staples—0.3%
SuperValu, Inc. 0.000%, 8/30/18	364	367

See Notes to Financial Statements

30

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Energy—1.0%
Chesapeake Energy Corp. 8.500%, 12/2/17	$210	$211
Frac Tech Services LLC 6.250%, 5/6/16	445	430
NGPL PipeCo LLC 6.750%, 9/15/17	267	273
TI Group Automotive Systems LLC 0.000%, 3/14/18	159	160

		1,074

Financials—2.1%
Asurion LLC (Asurion Corp.) Second Lien, 9.000%, 5/24/19	103	106
First American Payment Systems LP 7.000%, 11/1/16	99	100
Homeward Residential, Inc. 8.250%, 8/8/17	299	304
iStar Financial, Inc. Tranche A-2, 7.000%, 6/30/14	375	375
Tranche A-2, 7.000%, 3/19/17	250	255
Lonestar Intermediate Super Holdings LLC 11.000%, 9/2/19	92	98
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	191	193
Realogy Corp. Extended LOC, 2.235%, 10/10/16	30	30
Extended First Lien, 4.480%, 10/10/16	385	381
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	300	294

		2,136

Health Care—0.7%
AMN Healthcare, Inc. Tranche B, 6.000%, 4/5/18	429	436
MModal, Inc. Tranche B, 6.750%, 8/16/19	250	248

		684

Industrials—0.6%
Aveta, Inc. (MMM Holdings, Inc.) 8.500%, 4/4/17	120	122
(NAMM Holdings, Inc.) 8.500%, 4/4/17	120	121
Harland Clarke Holdings Corp. Tranche B-2 5.470%, 6/30/17	194	175
Zuffa LLC 7.500%, 6/19/15	184	185

		603

Information Technology—2.1%
Blue Coat Systems, Inc. First Lien, 7.500%, 2/15/18	283	286
DynCorp International LLC 6.500%, 7/7/16	163	163

	PAR VALUE	VALUE
Information Technology—continued
First Data Corp. 5.220%, 3/24/17	$289	$286
Tranche B 5.220%, 3/24/17	125	123
Freescale Semiconductor, Inc. Tranche B-1, 4.480%, 12/1/16	450	440
Infor (US), Inc. (Lawson Software, Inc.) Tranche B 6.250%, 4/5/18	399	402
Veyance Technologies, Inc. 0.000%, 7/31/15	230	220
Zayo Group LLC (Zayo Capital, Inc.) 7.130%, 7/2/19	188	190

		2,110

Materials—0.4%
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 8.750%, 9/20/14	420	424

Telecommunication Services—0.8%
Hawaiian Telcom Communications, Inc. 7.000%, 2/28/17	250	254
Level 3 Financing, Inc. Tranche A, 5.250%, 8/1/19	562	567

		821
TOTAL LOAN AGREEMENTS (Identified Cost $11,148)		11,357

	SHARES
PREFERRED STOCK—1.0%

Financials—1.0%
Citigroup Capital XVII Series E 6.350%	20,000	499
GMAC Capital Trust I Series 2 8.125%	20,800	522
TOTAL PREFERRED STOCK (Identified Cost $1,020)		1,021
TOTAL LONG TERM INVESTMENTS—98.7%
(Identified cost $96,195)		100,643

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Funds—0.9%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	965,920	966
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $966)		966
TOTAL INVESTMENTS—99.6% (Identified Cost $97,161)		101,609	(1)
Other assets and liabilities, net—0.4%		445

NET ASSETS—100.0%		$102,054

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $33,855 or 33.2% of net assets.

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2012.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

(6)	Illiquid security.
(7)	Security in default.

Foreign Currencies:

BRL	Brazilian Real
MXN	Mexican Peso
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	81%
Luxembourg	3
Bermuda	2
Brazil	2
Canada	2
Ireland	1
United Kingdom	1
Other	8
Total	100%
† % of total investments as of September 30, 2012

See Notes to Financial Statements

31

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

VIRTUS HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$885	$—	$885	$—
Corporate Bonds and Notes	81,669	—	81,322	347
Foreign Government Securities	2,583	—	2,583	—
Loan Agreements	11,357	—	11,357	—
Mortgage-Backed Securities	3,128	—	3,128	—
Equity Securities:
Preferred Stock	1,021	—	1,021	—
Short-Term Investments	966	966	—	—

Total Investments	$101,609	$966	$100,296	$347

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Corporate Bonds and Notes
Investments in Securities
Balance as of September 30, 2011:	$511
Accrued discount/(Premium)	5
Realized gain (loss)	(4,799)
Change in unrealized appreciation (depreciation)	4,890
Purchases	—
Sales(b)	(260)
Transfers into Level 3(a)	—
Transfers from Level 3(a)	—

Balance as of September 30, 2012	$347 (c)

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities, if applicable.
(c)

Includes internally fair valued securities. Refer to the last paragraph under “Note 2A. Security Valuation” in the Notes to Financial Statements for a description of the valuation process in place and a qualitative discussion about sensitive inputs used in Level 3 internally fair valued measurements.

See Notes to Financial Statements

32

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
MUNICIPAL BONDS—0.2%

Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	$505		$526

Michigan—0.0%
Tobacco Settlement Finance Authority Taxable Series 06-A, 7.309%, 6/1/34	155		125

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	345		234
TOTAL MUNICIPAL BONDS (Identified Cost $979)			885

FOREIGN GOVERNMENT SECURITIES—11.9%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(5)	545		499
RegS 7.000%, 12/1/18(5)	510		439
RegS 9.250%, 9/15/27(5)	360		326
9.375%, 1/13/34	2,145		1,914
Commonwealth of Australia Series 118, 6.500%, 5/15/13	2,880	AUD	3,053
Commonwealth of Canada 1.750%, 3/1/13	4,455		4,545
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	2,104	NZD	1,781
Series 415, 6.000%, 4/15/15	220	NZD	198
Federative Republic of Brazil 12.500%, 1/5/16	1,235	BRL	765
8.500%, 1/5/24	6,195	BRL	3,575
Kingdom of Norway Series 470 6.500%, 5/15/13	9,493	NOK	1,705
Kingdom of Spain 5.850%, 1/31/22	460	EUR	586
Kingdom of Sweden Series 1041, 6.750%, 5/5/14	5,310	SEK	886
Republic of Argentina Provincia de Bueno Aires Series GDP, 144A 10.875%, 1/26/21(4)	500		363
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	628		556
PIK Interest Capitalization 8.280%, 12/31/33	5,186		4,097
Series GDP 144A 12.500%, 12/15/35(3)(4)	1,740		231
Republic of Colombia 12.000%, 10/22/15	925,000	COP	633
4.375%, 3/21/23	1,867,000	COP	1,019

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Croatia 144A 6.375%, 3/24/21(4)	1,045		$1,159
Republic of Iceland 144A 5.875%, 5/11/22(4)	$925		1,009
Republic of Indonesia Series FR-23, 11.000%, 12/15/12	6,200,000	IDR	656
Republic of Lithuania 144A 7.375%, 2/11/20(4)	500		635
144A 6.625%, 2/1/22(4)	450		558
Republic of Peru 144A 7.840%, 8/12/20(4)	1,065	PEN	508
RegS 6.900%, 8/12/37(5)	2,010	PEN	932
Republic of South Africa Series R206 7.500%, 1/15/14	11,845	ZAR	1,465
Series R-208 6.750%, 3/31/21	15,265	ZAR	1,855
Republic of Turkey 9.000%, 3/5/14	5,855	TRY	3,321
Republic of Ukraine 144A 7.950%, 6/4/14(4)	550		551
Slovak Republic 144A 4.375%, 5/21/22(4)	850		894
State of Qatar 144A 4.500%, 1/20/22(4)	550		622
United Mexican States Series M, 6.000%, 6/18/15	30,592	MXN	2,455
Series M, 6.500%, 6/9/22	30,825	MXN	2,604
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $43,873)			46,395

MORTGAGE-BACKED SECURITIES—12.4%

Non-Agency—12.4%
Bear Stearns Commercial Mortgage Securities, Inc. 06-T22, AM 5.712%, 4/12/38(3)	900		987
06-PW12, AM 5.933%, 9/11/38(3)	650		722
05-PW10, AM 5.449%, 12/11/40(3)	895		953
06-PW13, AM 5.582%, 9/11/41(3)	1,360		1,512
07-T28, A4 5.742%, 9/11/42(3)	800		953
07-PW18, AM 6.084%, 6/11/50(3)	1,525		1,662
Chase Mortgage Finance Corp. 07-A1, 10A1 3.050%, 2/25/37(3)	880		874
Citigroup – Deutsche Bank Commercial Mortgage Trust 05-CD1, AM 5.393%, 7/15/44(3)	610		670
07-CD4, A4 5.322%, 12/11/49	475		541

	PAR VALUE	VALUE
Non-Agency—continued
Countrywide Alternative Loan Trust 06-13T1, A11 6.000%, 5/25/36	$902	$672
06-13T1, A5 6.000%, 5/25/36	843	632
Countrywide Home Loan Mortgage Pass-Through-Trust 04-R1, 2A, 144A 6.500%, 11/25/34(4)	537	544
05-22, 3A1 5.189%, 10/25/35(3)	1,000	834
Credit Suisse Mortgage Capital Certificates 06-C1, A3 5.588%, 2/15/39(3)	433	444
07-C2, A3 5.542%, 1/15/49(3)	1,555	1,743
Extended Stay America Trust 10-ESHA, D, 144A 5.498%, 11/5/27(4)	1,255	1,265
GE Capital Commercial Mortgage Corp. 03-C1, C 4.975%, 1/10/38(3)	595	602
GMAC Commercial Mortgage Securities, Inc. 04-C2, A3 5.134%, 8/10/38	379	391
GMAC Mortgage Corp. Loan Trust 06-HLTV, A4 5.810%, 10/25/29	897	874
Goldman Sachs Mortgage Pass-Through Securities Mortgage Loan Trust 05-RP1, 1A3 144A 8.000%, 1/25/35(4)	1,352	1,449
Goldman Sachs Mortgage Securities Corp. II 07-GG10, A4 5.790%, 8/10/45(3)	1,300	1,489
JPMorgan Chase Commercial Mortgage Securities Corp. 10-CNTR, A2, 144A 4.311%, 8/5/32(4)	750	830
06-CB17, AM 5.464%, 12/12/43	1,200	1,227
06-LDP7, AM 5.870%, 4/15/45(3)	1,000	1,125
06-LDP7, A4 6.061%, 4/15/45(3)	1,800	2,076
07-LD12, A4 5.882%, 2/15/51(3)	750	883
Lehman Brothers – UBS Commercial Mortgage Trust 06-C3, AM 5.712%, 3/15/39(3)	740	811
07-C2, A3 5.430%, 2/15/40	1,100	1,259
07-C7, A3 5.866%, 9/15/45(3)	600	715

See Notes to Financial Statements

33

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency—continued
Lehman Brothers Commercial Conduit Mortgage Trust 07-C3, A4 6.086%, 7/15/44(3)	$500	$594
MASTR Alternative Loans Trust 04-6, 10A1 6.000%, 7/25/34	762	774
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(4)	833	867
Merrill Lynch Mortgage Investors, Inc. 98-C1, C 6.750%, 11/15/26(3)	1,260	1,403
Merrill Lynch Mortgage Trust 06-C1, AM 5.690%, 5/12/39(3)	715	790
Morgan Stanley Capital I, Inc. 05-HQ5, A3 5.007%, 1/14/42	9	9
07-IQ14, A4 5.692%, 4/15/49(3)	970	1,110
Morgan Stanley Mortgage Loan Trust 07-11AR, 2A3 2.770%, 6/25/37(3)	1,635	864
Nomura Asset Acceptance Corp. 04-R1, A1 144A 6.500%, 3/25/34(4)	1,671	1,697
04-R3, A1 144A 6.500%, 2/25/35(4)	524	531
06-AF2, 1A6 6.196%, 8/25/36(3)	1,976	968
Opteum Mortgage Acceptance Corp. 06-1, 2APT 5.750%, 4/25/36(3)	1,220	1,166
Residential Accredit Loans, Inc. 04-QS16, 1A5 5.500%, 12/25/34	1,234	1,204
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	1,650	1,683
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.770%, 1/25/37(3)	998	984
Wachovia Bank Commercial Mortgage Trust
06-C25, AM 5.923%, 5/15/43(3)	1,125	1,238
07-C30, A5 5.342%, 12/15/43	1,610	1,823
07-C32, A3 5.750%, 6/15/49(3)	360	415
07-C33, A4 6.122%, 2/15/51	550	648
Washington Mutual Commercial Mortgage Securities Trust 06-SL1, A, 144A 5.290%, 11/23/43(3)(4)	624	613

	PAR VALUE	VALUE
Non-Agency—continued
Wells Fargo Mortgage Backed Securities Trust 07-16, 1A7 6.000%, 12/28/37	$322	$307
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $44,504)		48,427

ASSET-BACKED SECURITIES—4.3%
ABSC Long Beach Home Equity Loan Trust 00-LB1, M1F 8.240%, 3/21/29(3)	930	716
AmeriCredit Automobile Receivables Trust 11-4, E, 144A 6.530%, 1/8/19(4)	300	325
11-5, E 6.760%, 3/8/19	600	657
Banc of America Funding Corp. 06-2, 3A1 6.000%, 3/25/36	514	525
Bombardier Capital Mortgage Securitization Corp. 99-A, A3 5.980%, 1/15/18(3)	574	570
Citicorp Residential Mortgage Securities, Inc. 07-2, A3 6.080%, 6/25/37(3)	1,323	1,323
Conseco Financial Corp. 01-3, A4 6.910%, 5/1/33(3)	521	546
Countrywide Asset-Backed Certificates 04-13, AF4 4.583%, 1/25/33(3)	475	464
05-12, 1A4 5.323%, 2/25/36(3)	1,150	1,128
Dominos Pizza Master Issuer LLC 12-1A, A2, 144A 5.216%, 1/25/42(4)	1,241	1,384
Equity One ABS, Inc. 01-3, AF4 6.252%, 5/25/32(3)	866	660
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	1,145	1,150
Hertz Vehicle Financing LLC 11-1A, A2, 144A 3.290%, 3/25/18(4)	655	706
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	380	396
Lehman XS Trust 05-5, 3A2B 5.420%, 11/25/35(3)	870	850
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(3)	746	794

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES—continued
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 5.086%, 11/25/35(3)	$267		$255
Residential Funding Mortgage Securities II, Inc. 03-HS3, AJ4 5.050%, 9/25/33(3)	1,052		1,064
07-HI1, A3 5.720%, 3/25/37	925		926
Structured Asset Securities Corp. 07-EQ1, A2 0.307%, 3/25/37(3)	561		430
TAL Advantage LLC 12-1A, A 144A 3.860%, 5/20/27(4)	967		1,008
Terwin Mortgage Trust 04-15AL, A1 144A 5.796%, 7/25/34(3)(4)	424		405
Trip Rail Master Funding LLC 11-1A, A1A, 144A 4.370%, 7/15/41(4)	369		379
TOTAL ASSET-BACKED SECURITIES (Identified Cost $16,091)			16,661

CORPORATE BONDS AND NOTES—52.3%

Consumer Discretionary—6.0%
American Axle & Manufacturing Holdings, Inc. 144A 9.250%, 1/15/17(4)	315		354
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	945		962
Arcos Dorados B.V. 144A 7.500%, 10/1/19(4)	175		196
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	1,125	BRL	597
Boyd Gaming Corp. 9.125%, 12/1/18	215		227
144A 9.000%, 7/1/20(4)	425		436
Cengage Learning Acquisitions, Inc. 144A 10.500%, 1/15/15(4)	400		335
Claire’s Stores, Inc. 144A 9.000%, 3/15/19(4)	880		917
Clear Channel Communications, Inc. 9.000%, 3/1/21	500		447
Dana Holding Corp. 6.500%, 2/15/19	426		456
DISH DBS Corp. 144A 4.625%, 7/15/17(4)	1,200		1,233
Gap, Inc. (The) 5.950%, 4/12/21	300		334
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(4)	200	CAD	214
Globo Comunicacao e Participacoes SA 144A 4.875%, 4/11/22(4)	930		1,008

See Notes to Financial Statements

34

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
HD Supply, Inc. 144A 8.125%, 4/15/19(4)	$390	$424
HOA Restaurant Group LLC (HOA Finance Corp.) 144A 11.250%, 4/1/17(4)	715	656
International Game Technology 7.500%, 6/15/19	580	696
inVentive Health, Inc. 144A 10.000%, 8/15/18(4)	400	354
Landry’s, Inc. 144A 9.375%, 5/1/20(4)	475	503
Lotte Shopping Co. Ltd. 144A 3.375%, 5/9/17(4)	800	834
Mediacom LLC (Mediacom Capital Corp.) 9.125%, 8/15/19	750	832
MGM Resorts International 144A 6.750%, 10/1/20(4)	990	992
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	1,100	1,009
Northwest Airlines Pass-Through-Trust 01-1, B 7.691%, 4/1/17	738	768
02-1, G2 6.264%, 11/20/21	963	1,016
Ono Finance II plc 144A 10.875%, 7/15/19(4)	150	128
Penn National Gaming, Inc. 8.750%, 8/15/19	700	787
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	650	608
QVC, Inc. 144A 7.500%, 10/1/19(4)	1,070	1,184
144A 5.125%, 7/2/22(4)	240	254
River Rock Entertainment Authority (The) 9.000%, 11/1/18	232	145
Seneca Gaming Corp. 144A 8.250%, 12/1/18(4)	70	74
U.S. Airways Pass-Through-Trust 99-1A 8.360%, 1/20/19	987	1,076
11-1 A 7.125%, 10/22/23	713	778
UAL Pass-Through-Trust 09-2 9.750%, 1/15/17	486	557
07-01A 6.636%, 7/2/22	694	725
Univision Communications, Inc. 144A 7.875%, 11/1/20(4)	125	134
144A 6.750%, 9/15/22(4)	565	568
Wyndham Worldwide Corp. 7.375%, 3/1/20	590	712

		23,530

Consumer Staples—0.4%
BAT International Finance plc 144A 3.250%, 6/7/22(4)	885	909
Flowers Foods, Inc. 4.375%, 4/1/22	650	670

		1,579

	PAR VALUE	VALUE
Energy—8.5%
Afren plc 144A 11.500%, 2/1/16(4)	$475	$545
Antero Resources Finance Corp. 9.375%, 12/1/17	250	278
Atwood Oceanics, Inc. 6.500%, 2/1/20	825	887
Bill Barrett Corp. 7.625%, 10/1/19	650	692
BreitBurn Energy Partners LP (BreitBurn Finance Corp.) 144A 7.875%, 4/15/22(4)	1,005	1,045
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	763	824
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	686	739
Chesapeake Energy Corp. 6.775%, 3/15/19	320	321
Cimarex Energy Co. 5.875%, 5/1/22	1,025	1,086
Compagnie Generale de Geophysique-Veritas
7.750%, 5/15/17	110	114
6.500%, 6/1/21	725	750
Energy Partners Ltd. 8.250%, 2/15/18	500	505
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17	500	564
EP Energy LLC (EP Energy Finance, Inc.) 144A 9.375%, 5/1/20(4)	840	917
EV Energy Partners LP (EV Energy Finance Corp.) 8.000%, 4/15/19	325	339
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	460	476
Frontier Oil Corp. 6.875%, 11/15/18	210	225
Gazprom OAO (Gaz Capital SA) 144A 6.212%, 11/22/16(4)	935	1,039
144A 8.146%, 4/11/18(4)	460	560
144A 6.510%, 3/7/22(4)	315	370
Gulfmark Offshore, Inc. 144A 6.375%, 3/15/22(4)	760	790
Hercules Offshore, Inc. 144A 10.500%, 10/15/17(4)	640	678
Linn Energy LLC (Linn Energy Finance Corp.) 144A 6.500%, 5/15/19(4)	512	515
Lukoil International Finance BV 144A 7.250%, 11/5/19(4)	525	632
144A 6.125%, 11/9/20(4)(10)	500	564
MIE Holdings Corp. 144A 9.750%, 5/12/16(4)	550	573
National JSC Naftogaz of Ukraine 9.500%, 9/30/14	600	613

	PAR VALUE	VALUE
Energy—continued
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	$800	$724
Parker Drilling Co. 144A 9.125%, 4/1/18	775	839
PDC Energy, Inc. 144A 7.750%, 10/15/22(4)	805	805
Petrobras International Finance Co. 5.375%, 1/27/21	500	564
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	1,005	910
RegS 5.250%, 4/12/17(5)	375	298
RegS 8.500%, 11/2/17(5)	4,275	3,880
Petroleos Mexicanos 6.000%, 3/5/20	270	323
5.500%, 1/21/21	550	645
5.500%, 6/27/44	650	715
Petroplus Finance Ltd. 144A 6.750%, 5/1/14(2)(4)	535	78
Petropower I Funding Trust 144A 7.360%, 2/15/14(4)(6)	186	190
QEP Resources, Inc. 6.875%, 3/1/21	480	545
Rowan Cos., Inc. 4.875%, 6/1/22	870	934
SESI LLC 6.375%, 5/1/19	650	699
Swift Energy Co. 8.875%, 1/15/20	500	542
Targa Resources Partners LP (Targa Resources Partners Finance Corp.) 144A 6.375%, 8/1/22(4)	1,050	1,118
TNK-BP Finance S.A. 144A 7.250%, 2/2/20(4)	100	121
TNK-BP Finance SA RegS 7.500%, 7/18/16(5)	1,165	1,346
Venoco, Inc.
11.500%, 10/1/17	600	621
8.875%, 2/15/19	225	197
Weatherford International Ltd. 9.625%, 3/1/19	318	414

		33,149

Financials—19.6%
Abbey National Treasury Services plc 144A 3.875%, 11/10/14(4)	815	832
ABN Amro Bank N.V. 144A 4.250%, 2/2/17(4)	850	912
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(4)	560	590
Agile Property Holdings Ltd. 144A 10.000%, 11/14/16(4)	240	256
Air Lease Corp. 144A 5.625%, 4/1/17(4)	770	789

See Notes to Financial Statements

35

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Alfa Invest Ltd. RegS 7.875%, 9/25/17(5)(10)	$755	$817
Allstate Corp. 6.125%, 5/15/37(3)	680	700
ALROSA Finance SA 144A 7.750%, 11/3/20(4)	1,065	1,211
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	775	779
American International Group, Inc. 4.875%, 6/1/22	350	395
8.175%, 5/15/58(3)	650	795
Banco ABC Brasil SA 144A 7.875%, 4/8/20(4)	1,025	1,101
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.500%, 3/10/21(4)	425	466
144A 6.750%, 9/30/22(4)	1,000	1,092
Banco Bradesco SA 144A 5.900%, 1/16/21(4)	1,150	1,233
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	600	633
Banco do Brasil SA 144A 5.375%, 1/15/21(4)	600	630
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(4)	1,060	1,121
Banco Santander Chile 144A 3.875%, 9/20/22(4)	945	948
Banco Votorantim SA 144A 7.375%, 1/21/20(4)	550	616
Bancolombia SA 5.125%, 9/11/22	1,015	1,025
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	515	526
Barclays Bank plc 144A 6.050%, 12/4/17(4)	435	468
144A 5.926%(3)(4)(8)(9)	600	577
Blackstone Holdings Finance Co., LLC 144A 6.625%, 8/15/19(4)	385	444
Boston Properties LP 3.850%, 2/1/23	900	948
Brandywine Operating Partnership LP 4.950%, 4/15/18	560	602
Capital One Capital IV 8.875%, 5/15/40(9)	1,000	1,018
Chubb Corp. 6.375%, 3/29/67(3)	680	724
CIT Group, Inc. 4.250%, 8/15/17	300	313
144A 5.500%, 2/15/19(4)	750	816
Citigroup, Inc. 5.500%, 2/15/17	1,110	1,230
City National Corp. 5.250%, 9/15/20	475	516
Discover Bank 8.700%, 11/18/19	250	323
7.000%, 4/15/20	700	843

	PAR VALUE	VALUE
Financials—continued
Eurasian Development Bank 144A 4.767%, 9/20/22(4)	$925	$938
Fidelity National Financial, Inc.
6.600%, 5/15/17	750	840
5.500%, 9/1/22	240	257
Fifth Third Capital Trust IV 6.500%, 4/15/37(3)	800	802
First Niagara Financial Group, Inc. 6.750%, 3/19/20	1,160	1,335
First Tennessee Bank N.A. 5.650%, 4/1/16	705	762
Ford Motor Credit Co. LLC 6.625%, 8/15/17	255	296
8.125%, 1/15/20	650	819
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	900	924
Genworth Financial, Inc. 5.750%, 6/15/14	500	514
7.625%, 9/24/21	700	715
Glen Meadow Pass-Through-Trust 144A 6.505%, 2/12/67(4)	970	818
GRD Holdings III Corp. 144A 10.750%, 6/1/19(4)	520	524
HBOS plc 144A 6.750%, 5/21/18(4)	115	117
HSBC Finance Corp. 6.676%, 1/15/21	500	580
Huntington Bancshares, Inc. 7.000%, 12/15/20	500	608
Hutchison Whampoa International Ltd. Series 12 144A 6.000%(3)(4)(8)	980	1,012
ING Bank NV 144A 5.000%, 6/9/21(4)	600	667
ING U.S., Inc. 144A 5.500%, 7/15/22(4)	1,050	1,096
International Lease Finance Corp. 6.250%, 5/15/19	1,399	1,511
Jefferies Group, Inc. 8.500%, 7/15/19	500	574
Kazkommerts Bank International BV RegS 8.500%, 4/16/13(5)	500	497
RegS 8.000%, 11/3/15(5)	250	235
Korea Development Bank 3.500%, 8/22/17	1,300	1,399
Korea Finance Corp. 4.625%, 11/16/21	700	791
Legg Mason, Inc. 144A 5.500%, 5/21/19(4)	200	215
Lincoln National Corp. 6.050%, 4/20/67(3)(9)	300	294
Lloyds Banking Group Capital No.1 plc 144A 7.875%, 11/1/20(4)	600	600

	PAR VALUE		VALUE
Financials—continued
Lloyds TSB Bank plc 144A 6.500%, 9/14/20(4)	$750		$790
Macquarie Bank Ltd. 144A 6.625%, 4/7/21(4)	150		161
Macquarie Group Ltd. 144A 7.625%, 8/13/19(4)	500		580
Morgan Stanley 5.750%, 10/18/16	100		110
144A 10.090%, 5/3/17(4)	1,000	BRL	531
National Retail Properties, Inc. 5.500%, 7/15/21	600		681
Nordea Bank AB 144A 4.250%, 9/21/22(4)	1,360		1,352
ORIX Corp. 5.000%, 1/12/16	343		371
PKO Finance AB 144A 4.630%, 9/26/22(4)	1,315		1,319
Progressive Corp. (The) 6.700%, 6/15/37(3)	1,200		1,296
Prudential Financial, Inc. 5.875%, 9/15/42(3)(9)	2,155		2,209
Regions Bank 7.500%, 5/15/18	750		887
Regions Financial Corp. 5.750%, 6/15/15	210		225
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22(4)	1,000		1,065
Resona Bank Ltd. 144A 5.850%(3)(4)(8)(9)	750		804
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	370		425
7.648%(3)(8)(9)	550		539
Royal Bank of Scotland plc (The) 5.625%, 8/24/20	750		855
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 9.000%, 6/11/14(4)	100		111
144A 6.299%, 5/15/17(4)	380		418
144A 5.298%, 12/27/17(4)	400		423
Santander U.S. Debt S.A. 144A 3.724%, 1/20/15(4)	800		794
Sberbank of Russia (Sberbank CapItal SA) 144A 5.717%, 6/16/21	715		771
144A 6.125%, 2/7/22(4)(10)	1,800		1,989
Shinhan Bank 144A 4.375%, 7/27/17(4)	650		715
SLM Corp. 4.625%, 9/25/17	765		777
Societe Generale S.A. 144A 5.922%(3)(4)(8)(9)	650		527
Sovereign Bank 8.750%, 5/30/18	400		460
Spansion LLC 7.875%, 11/15/17	350		348
Springleaf Finance Corp. 5.400%, 12/1/15	750		677
SunTrust Bank, Inc. 5.400%, 4/1/20	250		262
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(4)	985		992

See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Financials—continued
United Rentals Financing Escrow Corp. 144A 7.375%, 5/15/20(4)	$900	$970
UPCB Finance Ltd. VI 144A 6.875%, 1/15/22(4)	665	708
Vanguard Health Holding Co. II, LLC (Vanguard Holding Co. II, Inc.) 7.750%, 2/1/19	466	498
Vnesheconombank (VEB Finance plc) 144A 6.800%, 11/22/25(4)(10)	500	588
VTB Bank OJSC (VTB Capital SA) 144A 6.000%, 4/12/17(4)	1,225	1,280
Webster Financial Corp. 5.125%, 4/15/14	205	206
Willis Group Holdings plc North America, Inc. 7.000%, 9/29/19	500	595
5.750%, 3/15/21	465	525
Yankee Candle Co. Holdings LLC (Yankee Finance, Inc.) PIK Interest Capitalization 10.250%, 2/15/16	440	458
Zions Bancorp 7.750%, 9/23/14	225	246
4.500%, 3/27/17	710	733

		76,300

Health Care—1.5%
Community Health Systems, Inc. (CHS) 5.125%, 8/15/18	800	832
7.125%, 7/15/20	330	352
Davita, Inc. 5.750%, 8/15/22	945	988
HCA, Inc. 6.500%, 2/15/20	1,295	1,444
Hologic, Inc. 144A 6.250%, 8/1/20(4)	100	106
Patheon, Inc. 144A 8.625%, 4/15/17(4)	110	113
Rotech Healthcare, Inc. 10.750%, 10/15/15	75	74
Symbion, Inc. 8.000%, 6/15/16	740	762
U.S. Oncology, Inc. Escrow Receipts 0.000%, 2/16/49(7)	300	0
VPI Escrow Corp. 144A 6.375%, 10/15/20(4)	920	943

		5,614

Industrials—7.1%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	600	602
Aircastle Ltd. 7.625%, 4/15/20	1,290	1,435
America West Airlines, Inc. Pass-Through-Trust Series 00-1, G 8.057%, 7/2/20	843	898

	PAR VALUE	VALUE
Industrials—continued
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	$626	$646
99-1, A1 7.200%, 1/2/19	714	722
00-1. A 8.707%, 1/2/19	267	285
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(4)	1,118	1,191
Bombardier, Inc. 144A 7.750%, 3/15/20(4)	1,115	1,285
CDRT Holding Corp. PIK 144A 9.250%, 10/1/17(4)	860	834
Celulosa Arauco y Constitucion SA 4.750%, 1/11/22	750	783
Cemex Finance LLC 144A 9.500%, 12/14/16(4)	700	726
CHC Helicopter SA 9.250%, 10/15/20	725	749
Continental Airlines Pass-Through-Trust
98-1, A 6.648%, 3/15/19	281	304
97-4, A 6.900%, 1/2/18	452	493
99-1, A 6.545%, 2/2/19	780	855
01-A1 6.703%, 6/15/21	241	263
Deluxe Corp. 7.000%, 3/15/19	510	545
DP World Ltd. 144A 6.850%, 7/2/37(4)	400	431
Embraer SA 5.150%, 6/15/22	1,040	1,116
Harland Clarke Holdings Corp. 144A 9.750%, 8/1/18(4)	475	456
Iron Mountain, Inc. 5.750%, 8/15/24	1,560	1,572
JMC Steel Group 144A 8.250%, 3/15/18(4)	570	584
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	625	678
Masco Corp. 5.950%, 3/15/22	1,560	1,709
Nortek, Inc. 8.500%, 4/15/21	500	535
Owens Corning, Inc. 6.500%, 12/1/16	595	668
Pactiv LLC 8.125%, 6/15/17	1,645	1,620
Production Resource Group, Inc. 8.875%, 5/1/19	250	176
SBA Telecommunications, Inc. 144A 5.750%, 7/15/20(4)	820	864
ServiceMaster Co. 144A 7.000%, 8/15/20(4)	340	350
Steelcase, Inc. 6.375%, 2/15/21	675	725
Teekay Corp. 8.500%, 1/15/20	300	317
Thermadyne Holdings Corp. 9.000%, 12/15/17	500	535

	PAR VALUE	VALUE
Industrials—continued
U.S. Airways Pass-Through-Trust
01-1G 7.076%, 9/20/22	$962	$983
12-1A 5.900%, 10/1/24	500	529
Verso Paper Holdings LLC (Verso Paper, Inc.) 144A 11.750%, 1/15/19(4)	275	213
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21(4)	750	870

		27,547

Information Technology—0.6%
Broadridge Financial Solutions, Inc. 6.125%, 6/1/17	525	563
Digicel Ltd. 144A 8.250%, 9/1/17(4)	848	924
EarthLink, Inc. 8.875%, 5/15/19	225	226
Sorenson Communications, Inc. 144A 10.500%, 2/1/15(4)	500	441
Tech Data Corp. 3.750%, 9/21/17	95	97

		2,251

Materials—4.1%
ArcelorMittal 6.250%, 2/25/22	950	936
Ardagh Packaging Finance plc (Ardagh Packaging Holdings, Inc.) 144A 7.375%, 10/15/17(4)	635	683
Braskem Finance Ltd. 144A 5.750%, 4/15/21(4)	500	530
Carpenter Technology Corp. 5.200%, 7/15/21	600	632
Cascades, Inc. 7.875%, 1/15/20	1,100	1,158
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	251	258
Edgen Murray Corp. 12.250%, 1/15/15	650	697
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(4)	650	634
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	250	289
Ineos Finance plc 144A 8.375%, 2/15/19(4)	705	745
Mexichem SAB de CV 144A 4.875%, 9/19/22(4)	485	492
Norske Skog Canada Ltd. 7.375%, 3/1/14(2)(6)(7)	645	13
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	875	890
Owens-Brockway Glass Container, Inc. 7.375%, 5/15/16	475	547
Packaging Corp. of America 3.900%, 6/15/22	945	976

See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Materials—continued
PTT Global Chemical PCL 144A 4.250%, 9/19/22(4)	$800	$808
Sappi Papier Holding GmbH
144A 7.750%, 7/15/17(4)	650	698
144A 8.375%, 6/15/19(4)	440	472
144A 6.625%, 4/15/21(4)	970	936
Severstal OAO (Steel Capital SA)
144A 6.250%, 7/26/16(4)(10)	445	466
144A 6.700%, 10/25/17(4)(10)	425	456
United States Steel Corp. 7.500%, 3/15/22	860	854
Vale Overseas Ltd. 4.375%, 1/11/22	920	967
Vedanta Resources plc 144A 9.500%, 7/18/18(4)	775	804
Verso Paper Holdings LLC (Verso Paper, Inc.) Series B, 11.375%, 8/1/16	336	200

		16,141

Telecommunication Services—2.9%
Axtel SAB de CV 144A 9.000%, 9/22/19(4)	200	126
CenturyLink, Inc. 5.800%, 3/15/22	750	818
Cincinnati Bell, Inc. 8.250%, 10/15/17	705	756
Crown Castle Towers LLC 144A 4.883%, 8/15/20(4)	500	563
Digicel Group Ltd. 144A 8.250%, 9/30/20(4)	370	390
Frontier Communications Corp. 7.125%, 1/15/23	945	986
ITC DeltaCom, Inc. 10.500%, 4/1/16	400	430
Level 3 Financing, Inc. 144A 7.000%, 6/1/20(4)	725	735
Sprint Capital Corp. 6.875%, 11/15/28	625	578
Sprint Nextel Corp. 6.000%, 12/1/16	1,410	1,459
Telecom Italia Capital SA 7.175%, 6/18/19	1,000	1,103
Telefonica Emisiones, S.A.U. 5.462%, 2/16/21	580	569
Telemar Norte Leste SA 144A 5.500%, 10/23/20(4)	305	320
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	850	805
Windstream Corp. 7.750%, 10/15/20	1,530	1,649

		11,287

	PAR VALUE	VALUE
Utilities—1.6%
AmeriGas Partners LP (AmeriGas Finance Corp.) 6.250%, 8/20/19	$660	$690
7.000%, 5/20/22	450	486
Atlas Pipeline Partners LP (Atlas Pipeline Finance Corp.) 144A 6.625%, 10/1/20(4)	495	505
Calpine Corp. 144A 7.875%, 1/15/23(4)	1,250	1,387
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	100	119
RegS 5.750%, 10/27/21(5)	900	1,001
Covanta Holding Corp. 6.375%, 10/1/22	1,065	1,163
Midwest Generation LLC Series B 8.560%, 1/2/16	62	56
NRG Energy, Inc. 7.625%, 1/15/18	105	114
7.625%, 5/15/19	500	533
144A 6.625%, 3/15/23(4)	75	77
Texas Competitive Electric Holdings Co., LLC (Texas Competitive Electric Holdings Finance, Inc.) Series A 10.250%, 11/1/15	200	56

		6,187
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $195,165)		203,585

LOAN AGREEMENTS(3)—15.7%

Consumer Discretionary—4.6%
Advantage Sales & Marketing, Inc. Second Lien, 9.250%, 6/18/18	385	385
Affinity Gaming LLC (Herbst Gaming LLC). 5.500%, 11/9/17	589	597
August Holding Co., Inc. (Schrader) First Lien, US 6.250%, 4/27/18	324	328
First Lien, LUX 6.250%, 4/27/18	421	427
BJ’s Wholesale Club, Inc. Second Lien 9.750%, 3/29/19	208	211
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B, 9.250%, 4/25/17	300	298
Tranche B-6, 9.500%, 1/28/18	1,033	941
Cannery Casino Resorts LLC 0.000%, 9/12/18	496	497

	PAR VALUE		VALUE
Consumer Discretionary—continued
Cengage Learning Acquisitions, Inc. 2.470%, 7/3/14	$772		$738
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	247		252
Clear Channel Communications, Inc. Tranche A, 3.616%, 7/30/14	295		278
Tranche B, 3.616%, 1/29/16	237		195
Cumulus Media Holdings, Inc. First Lien, 7.500%, 9/17/18	397		400
Second Lien, 7.500%, 9/16/19	500		507
Entercom Radio LLC Tranche B, 6.250%, 11/23/18	509		516
Focus Brands, Inc. First Lien, 6.250%, 2/21/18	689		698
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) Second Lien, 10.500%, 1/29/18	500		455
Gateway Casinos & Entertainment Ltd. Tranche B, 6.750%, 5/12/16	461	CAD	466
Getty Images, Inc. 5.250%, 11/7/16	298		299
Granite Broadcasting Corp. Tranche B 8.500%, 5/23/18	498		500
HD Supply, Inc. Tranche B, 7.250%, 10/12/17	1,027		1,063
HHI Holdings LLC 7.750%, 3/21/17	842		842
Hubbard Radio LLC Second Lien, 8.750%, 4/30/18	600		612
Kalispel Tribal Economic Authority Second Lien 7.500%, 2/25/17	464		457
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	1,095		1,113
Michaels Stores, Inc. Tranche B-2, 4.938%, 7/31/16	509		515
Oberthur Technologies, Inc. Tranche B-3, 6.250%, 11/30/18	725		720
Ozburn-Hessey Holding Co., LLC First Lien, 8.250%, 4/8/16	346		332
Radio One, Inc. 7.500%, 3/31/16	220		222
Seven Seas Cruises, Inc. Tranche B, 6.250%, 12/21/18	757		763

See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	$319	$320
SRAM LLC Second Lien, 8.500%, 12/7/18	229	233
Station GVR Acquisition LLC (Green Valley Ranch Gaming LLC) 0.000%, 9/15/19	571	573
Transtar Holding Co. Second Lien, 10.750%, 12/21/17	275	281
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	706	682
Vision Solutions, Inc. First Lien, 6.000%, 7/23/16	430	429

		18,145

Consumer Staples—0.5%
Pinnacle Foods Finance LLC Tranche E, 4.750%, 10/17/18	152	152
Tranche E, 4.750%, 10/17/18	267	267
SuperValu, Inc. 0.000%, 8/30/18	1,317	1,327
U.S. Foodservice, Inc. (U.S. Foods, Inc.) 5.750%, 3/31/17	246	244

		1,990

Energy—1.0%
Chesapeake Energy Corp. 8.500%, 12/2/17	835	839
Frac Tech Services LLC 6.250%, 5/6/16	1,106	1,068
NGPL PipeCo LLC 6.750%, 9/15/17	530	541
Samson Investment Co. 0.000%, 9/25/18	399	402
TI Group Automotive Systems LLC 0.000%, 3/14/18	1,094	1,102

		3,952

Financials—1.6%
Asurion LLC (Asurion Corp.) Second Lien, 9.000%, 5/24/19	178	185
CNO Financial Group, Inc. 0.000%, 9/28/18	341	343
Homeward Residential, Inc. 8.250%, 8/8/17	1,162	1,180
iStar Financial, Inc.
Tranche A-2, 7.000%, 6/30/14	465	466
Tranche A-2, 7. 000%, 3/19/17	250	255

	PAR VALUE	VALUE
Financials—continued
Lonestar Intermediate Super Holdings LLC 11.000%, 9/2/19	$108	$115
Nuveen Investments, Inc. Second Lien, 8.250%, 2/28/19	864	873
Ocwen Financial Corp. 7.000%, 9/1/16	156	157
Realogy Corp.
Extended First Lien, 4.478%, 10/10/16	1,224	1,212
Extended LOC, 4.780%, 10/10/16	96	95
RPI Finance Trust 4.000%, 11/9/18	846	853
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	420	412
Walter Investment Management Corp. First Lien, 0.000%, 6/30/16	283	286

		6,432

Health Care—1.5%
AMN Healthcare, Inc. Tranche B, 6.000%, 4/5/18	665	675
Aptalis Pharma, Inc. (Axcan Intermediate Holdings, Inc.) Tranche B-1, 5.500%, 2/10/17	408	409
Ardent Health Services LLC 6.500%, 9/15/15	482	486
InVentiv Health, Inc. (Ventive Health, Inc.) 6.500%, 8/4/16	293	285
Kinetic Concepts, Inc. Tranche B-1, 7.000%, 5/4/18	746	758
MModal, Inc. Tranche B, 6.750%, 8/16/19	1,100	1,093
National Specialty Hospitals, Inc. Tranche B, 0.000%, 2/3/17	405	399
Par Pharmaceutical 0.000%, 8/2/19	676	676
Select Medical Corp. Series A Tranche B, 6.000%, 6/1/18	302	303
Smile Brands Group, Inc. Tranche B, 7.000%, 12/21/17	368	371
Surgery Center Holdings, Inc. 6.500%, 2/6/17	395	395

		5,850

Industrials—1.5%
ADS Waste Holdings, Inc. 0.000%, 9/11/19	504	508

	PAR VALUE	VALUE
Industrials—continued
Aveta, Inc.
(NAMM Holdings, Inc.) 8.500%, 4/4/17	$234	$236
(MMM Holdings, Inc.) 8.500%, 4/4/17	234	236
AWAS Finance Luxemborg S.A. 5.750%, 7/16/18	500	504
Brickman Group Holdings, Inc. Tranche B-1, 5.500%, 10/14/16	509	514
Brock Holdings Ill, Inc. Second Lien, 10.000%, 3/16/18	285	288
CHG Companies, Inc. First Lien, 5.250%, 10/7/16	312	312
Goodman Global, Inc. Second Lien, 9.000%, 10/30/17	127	129
Harland Clarke Holdings Corp. Tranche B-2 0.000%, 6/30/17	675	609
Husky Injection Molding System (Yukon Acquisition, Inc.) 5.750%, 7/2/18	557	562
Protection One, Inc. 5.750%, 3/21/19	368	373
Vertrue LLC (V2V Holdings LLC) First Lien, 9.250%, 8/16/14(2)	137	51
Zuffa LLC 7.500%, 6/19/15	1,345	1,354

		5,676

Information Technology—2.7%
Applied Systems, Inc. Second Lien, 9.500%, 6/8/17	333	333
Avaya, Inc. Tranche B-1, 3.177%, 10/24/14	241	235
Tranche B-3, 3.177%, 10/26/17	484	443
AVG Technologies N.V. 7.500%, 3/15/16	287	286
Blue Coat Systems, Inc. First Lien, 7.500%, 2/15/18	547	551
DynCorp International LLC 6.250%, 7/7/16	632	636
First Data Corp. Tranche B 5.217%, 3/24/17	457	449
5.217%, 3/24/17	880	870
Freescale Semiconductor, Inc. Tranche B-1, 4.481%, 12/1/16	739	724
Tranche B-2, 4.481%, 2/28/19	358	360
Infor (US), Inc. (Lawson Software, Inc.) Tranche B 0.000%, 4/5/18	1,247	1,257

See Notes to Financial Statements

39

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—continued
Ipreo Holdings LLC 8.000%, 8/5/17	$495	$501
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	638	644
Smart Modular Technologies (Global), Inc. 8.250%, 8/26/17	248	210
Sophia LP (DataTel, Inc.) 6.250%, 7/19/18	530	537
Sorenson Communications, Inc. Tranche C, 6.000%, 8/16/13	207	206
SRA International, Inc. 6.500%, 7/20/18	490	486
Veyance Technologies, Inc. 0.000%, 7/31/15	850	813
Wall Street Systems Holdings, Inc. Second Lien, 0.000%, 6/20/18	335	335
Zayo Group LLC (Zayo Capital, Inc.) 7.125%, 7/2/19	543	549

		10,425

Materials—1.2%
AZ Chem US, Inc. 7.250%, 12/22/17	514	525
CPG International I, Inc. 0.000%, 9/21/19	312	313
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 0.000%, 9/20/14	1,590	1,606
General Chemical Corp. Tranche B, 5.750%, 10/6/15	303	303
NewPage Corp. 8.000%, 3/8/13	350	355
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	821	832
Waupaca Foundry, Inc. 8.500%, 6/29/17	815	821

		4,755

Telecommunication Services—1.0%
Hawaiian Telcom Communications, Inc. 7.000%, 2/28/17	480	487
Level 3 Financing, Inc. Tranche A, 2.706%, 2/1/16	67	68
Tranche A, 2.706%, 9/1/18	1,000	1,003
Tranche A, 2.706%, 8/1/19	244	246
Presidio, Inc. 0.000%, 3/31/17	219	218
Sidera Networks, Inc. (RCN Corp.) 6.000%, 8/26/16	528	525

	PAR VALUE	VALUE
Telecommunication Services—continued
Univision Communications, Inc. First Lien, 4.466%, 3/31/17	$758	$751
West Corp. Tnrache B-6, 5.500%, 6/30/18	484	491

		3,789

Utilities—0.1%
Texas Compeptitive Electric Holdings Co. LLC Extended, 4.938%, 10/10/17	375	259
TOTAL LOAN AGREEMENTS (Identified Cost $60,525)		61,273
	SHARES
PREFERRED STOCK—1.9%

Financials—1.7%
Ally Financial, Inc. 144A 7.000%(4)	321	300
Ally Financial, Inc. Series A, 8.500%	20,000	489
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%	675	510
Banco do Brasil S.A. 144A 8.500%(3)(4)	600	714
Bank of America Corp. Series K, 8.000%(3)	375	408
Citigroup Capital XVII Series E 6.350%	44,460	1,108
FNMA Series S, 8.250%(3)	38	32
General Electric Capital Corp. 6.250%(3)	1,300,000	1,372
JPMorgan Chase & Co. 7.90%(3)	247	281
PNC Financial Services Group, Inc. Series K 8.250%(3)	350	363
U.S. Bancorp Series G 6.000%(3)	22,600	632
UOB Cayman Ltd. 144A 5.80%(3)(4)	500	528
Zions Bancorp, Series C, ADR 9.500%	9	235

		6,972

Industrials—0.2%
Seaspan Corp. Series C, 9.50%	20	562
TOTAL PREFERRED STOCK (Identified Cost $7,571)		7,534

	SHARES	VALUE
COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Mark IV Industries	446	$12
TOTAL COMMON STOCKS (Identified Cost $4)		12
TOTAL LONG TERM INVESTMENTS—98.7%
(Identified cost $368,712)		384,772

SHORT-TERM INVESTMENTS—2.3%

Money Market Mutual Funds—2.3%
BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares (seven-day effective yield 0.140%)	9,131,635	9,132
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $9,132)		9,132
TOTAL INVESTMENTS—101.0% (Identified Cost $377,844)		393,904	(1)
Other assets and liabilities, net—(1.0)%		(3,934)

NET ASSETS—100.0%		$389,970

Abbreviations:

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association (“Fannie Mae”)
PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 3 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Security in default.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2012.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $111,312 or 28.5% of net assets.

(5)	Regulation S Security. Security is offered ans sold outside of the United States.
(6)	Illiquid security.
(7)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

See Notes to Financial Statements

40

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

(8)	No contractual maturity date
(9)	Interest payments may be deferred.
(10)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	66%
Brazil	4
Canada	3
Luxembourg	2
Mexico	2
United Kingdom	2
Venezuela	2
Other	19
Total	100%
† % of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$16,661	$—	$16,661	$—
Corporate Bonds And Notes	203,585	—	203,572	13
Foreign Government Securities	46,395	—	46,395	—
Loan Agreements	61,273	—	61,222	51
Mortgage-Backed Securities	48,427	—	48,427	—
Municipal Bonds	885	—	885	—
Equity Securities:
Preferred Stock	7,534	1,429	6,105	—
Common Stocks	12	—	—	12
Short-Term Investments	9,132	9,132	—	—

Total Investments	$393,904	$10,561	$383,267	$76

Securities held by the Fund with an end of period value of $562 were transferred from Level 2 to Level 1 since starting to use an exchange price.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds and Notes		Loan Agreements	Common Stocks
Investments in Securities
Balance as of September 30, 2011:	$5	$0		$—	$5
Accrued Discount/(Premium)	—	—		—	—
Realized Gain (Loss)	—	—		—	—
Change in Unrealized Appreciation	4	0		—	4
Purchases	3	—		—	3
Sales(b)	—	—		—	—
Transfers into Level 3(a)	64	13		51	—
Transfers From Level 3(a)	—	—		—	—

Balanced as of September 30, 2012	$76	$13	(c)	$51	$12

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities, if applicable.
(c)	Includes internally fair valued security currently priced at zero ($0).

See Notes to Financial Statements

42

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—0.4%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	$735		$673
Republic of Argentina PIK Interest Capitalization 8.280%, 12/31/33	1,202		950
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,526)			1,623

ASSET-BACKED SECURITIES—0.5%
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(3)	750		789
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(2)	977		885
Terwin Mortgage Trust 04-15AL, A1 144A 5.796%, 7/25/34(2)(3)	614		586
TOTAL ASSET-BACKED SECURITIES (Identified Cost $2,194)			2,260

CORPORATE BONDS AND NOTES—8.9%

Consumer Discretionary—2.1%
American Axle & Manufacturing Holdings, Inc. 144A 9.250%, 1/15/17(3)	315		354
American Axle & Manufacturing, Inc. 6.625%, 10/15/22	1,170		1,190
Boyd Gaming Corp. 9.125%, 12/1/18	150		158
CCO Holdings LLC (CCO Holdings Capital Corp.) 5.250%, 9/30/22	2,000		2,020
Cengage Learning Acquisitions, Inc. 144A 10.500%, 1/15/15(3)	450		377
DISH DBS Corp. 144A 4.625%, 7/15/17(3)	750		771
Gateway Casinos & Entertainment Ltd. 144A 8.875%, 11/15/17(3)	140	CAD	150
HD Supply, Inc. 144A 8.125%, 4/15/19(3)	450		489
HOA Restaurant Group LLC (HOA Finance Corp.) 144A 11.250%, 4/1/17(3)	1,040		954
inVentiv Health, Inc. 144A 10.000%, 8/15/18(3)	270		239
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	450		477
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(3)	525		482
Ono Finance II plc 144A 10.875%, 7/15/19(3)	315		269
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(3)	225		210
Univision Communications, Inc. 144A 6.750%, 9/15/22(3)	1,100		1,106

			9,246

	PAR VALUE	VALUE
Energy—1.7%
Afren plc 144A 11.500%, 2/1/16(3)	$760	$872
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	433	468
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	450	485
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	546	568
Energy Partners Ltd. 8.250%, 2/15/18	1,250	1,262
Hercules Offshore, Inc. 144A 7.125%, 4/1/17(3)	750	781
144A 10.500%, 10/15/17(3)	685	725
Petroleos de Venezuela SA RegS 8.500%, 11/2/17(4)	1,870	1,697
Petroplus Finance Ltd. 144A 6.750%, 5/1/14(3)(6)	1,350	196
Venoco, Inc. 8.875%, 2/15/19	875	766

		7,820

Financials—1.3%
Air Lease Corp. 144A 5.625%, 4/1/17(3)	1,100	1,127
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	750	754
CIT Group, Inc. 4.250%, 8/15/17	750	782
Ford Motor Credit Co. LLC 6.625%, 8/15/17	205	238
SLM Corp. 4.625%, 9/25/17	315	320
8.450%, 6/15/18	475	556
Spansion LLC 7.875%, 11/15/17	275	274
United Rentals Financing Escrow Corp. 144A 7.375%, 5/15/20(3)	1,000	1,078
Yankee Candle Co. Holdings LLC (Yankee Finance, Inc.) PIK Interest Capitalization 10.250%, 2/15/16	605	629

		5,758

Health Care—0.3%
Community Health Systems, Inc. (CHS) 5.125%, 8/15/18	1,055	1,097
Rotech Healthcare, Inc. 10.750%, 10/15/15	100	98

		1,195

Industrials—1.7%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(3)	875	877
Aircastle Ltd. 6.750%, 4/15/17	1,020	1,104

	PAR VALUE	VALUE
Industrials—continued
Atlas Air Pass-Through-Trust 98-1, A 7.380%, 1/2/18	$907	$937
AWAS Aviation Capital Ltd. 144A 7.000%, 10/17/16(3)	1,164	1,240
Cemex Finance LLC 144A 9.500%, 12/14/16(3)	500	519
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	575	624
Production Resource Group, Inc. 8.875%, 5/1/19	500	352
ServiceMaster Co. 144A 7.000%, 8/15/20(3)	900	927
U.S. Airways Pass-Through-Trust 98-1 6.850%, 1/30/18	714	745
Verso Paper Holdings LLC (Verso Paper, Inc.) 144A 11.750%, 1/15/19(3)	205	159

		7,484

Information Technology—0.4%
First Data Corp. 144A 6.750%, 11/1/20(3)	1,000	999
Sorenson Communications, Inc. 144A 10.500%, 2/1/15(3)	750	662

		1,661

Materials—1.0%
Ardagh Packaging Finance plc (Ardagh Packaging Holdings, Inc.) 144A 7.375%, 10/15/17(3)	200	215
Cemex SAB de CV 144A 9.500%, 6/15/18(3)	539	553
FMG Resources Property Ltd. 144A 8.250%, 11/1/19(3)	750	731
Norske Skog Canada Ltd. 7.375%, 3/1/14(5)(6)	300	6
Reynolds Group Issuer, Inc. (Reynolds Group Issuer LLC) 9.000%, 4/15/19	500	513
144A 5.750%, 10/15/20(3)	940	941
Sappi Papier Holding GmbH 144A 7.750%, 7/15/17(3)	670	720
Severstal OAO (Steel Capital SA) 144A 6.250%, 7/26/16(3)(7)	890	933
Verso Paper Holdings LLC (Verso Paper, Inc.) Series B, 11.375%, 8/1/16	251	149

		4,761

Telecommunication Services—0.4%
ITC DeltaCom, Inc. 10.500%, 4/1/16	700	753
Level 3 Financing, Inc. 144A 7.000%, 6/1/20(2)(3)	1,105	1,120

		1,873
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $40,707)		39,798

See Notes to Financial Statements

43

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS(2)—93.2%

Consumer Discretionary—27.6%
99 Cents Only Stores Tranche B-1, 5.250%, 1/11/19	$993	$1,005
Academy Sports and Outdoors 6.000%, 8/3/18	1,588	1,597
Acosta, Inc. 5.750%, 9/25/17	1,957	1,970
Advantage Sales & Marketing, Inc. First Lien, 5.250%, 12/18/17	253	255
Second Lien, 9.250%, 6/18/18	615	616
Affinity Gaming LLC (Herbst Gaming LLC). 5.500%, 11/9/17	1,058	1,071
Allison Transmission, Inc. 4.250%, 8/23/19	1,191	1,196
Ameristar Casinos, Inc. Tranche B, 4.000%, 4/16/18	985	993
AOT Bedding Super Holdings 0.000%, 9/29/19	2,000	1,995
August Holding Co., Inc. (Schrader) First Lien, US 6.250%, 4/27/18	435	441
First Lien, LUX 6.250%, 4/27/18	565	573
Avis Budget Car Rental LLC Tranche B, 6.250%, 9/22/18	69	70
BJ’s Wholesale Club, Inc. 5.750%, 9/29/18	1,000	1,006
Second Lien 9.750%, 3/29/19	315	320
Boyd Gaming Corp. 3.700%, 12/17/15	1,281	1,281
Bresnan Broadband Holdings LLC Tranche B, 4.500%, 12/14/17	983	989
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-2, 3.220%, 1/28/15	1,000	972
Tranche B-4, 9.500%, 10/31/16	1,556	1,602
Tranche B, 9.250%, 4/25/17	900	893
Tranche B-6, 5.467%, 1/28/18	1,520	1,385
Cannery Casino Resorts LLC 0.000%, 9/12/18	910	911
Cengage Learning Acquisitions, Inc. 2.470%, 7/3/14	878	841
Cequel Communications LLC 4.000%, 2/14/19	1,791	1,802
Charter Communications Operating LLC Tranche D, 4.000%, 5/15/19	3,336	3,360
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	2,960	3,026
Clear Channel Communications, Inc. Tranche A, 3.616%, 7/30/14	1,063	1,003
Tranche B, 3.866%, 1/29/16	4,098	3,363

	PAR VALUE		VALUE
Consumer Discretionary—continued
Cogeco Cable (Atlantic Broadband Sub) 0.000%, 9/10/19	$910		$919
Cumulus Media Holdings, Inc. First Lien, 5.750%, 9/17/18	1,983		1,999
Second Lien, 7.500%, 9/16/19	1,000		1,013
Dave & Buster’s, Inc. 5.500%, 6/1/16	1,410		1,412
Emmis Operating Co. Tranche B, 4.362%, 11/1/13	173		171
Entercom Radio LLC Tranche B, 6.250%, 11/23/18	2,262		2,292
Federal – Mogul Corp. 0.000%, 12/29/14	1,324		1,293
0.000%, 12/28/15	676		660
Focus Brands, Inc. First Lien, 6.580%, 2/21/18	1,322		1,340
Fram Group Holdings, Inc. (Prestone Holdings, Inc.)
First Lien, 6.500%, 7/29/17	1,485		1,479
Second Lien, 10.500%, 1/29/18	500		455
Gateway Casinos & Entertainment Ltd. Tranche B, 6.750%, 5/12/16	918	CAD	927
General Nutrition Center Tranche B, 5.250%, 3/2/18	1,749		1,753
Getty Images, Inc.
Tranche B-1, 3.966%, 11/5/15	939		941
5.250%, 11/7/16	1,111		1,113
Granite Broadcasting Corp. Tranche B 8.500%, 5/23/18	1,193		1,199
Gymboree Corp. (The) 5.000%, 2/23/18	1,137		1,111
Harbor Freight Tools USA, Inc. (Central Purchasing LLC) 5.500%, 11/14/17	1,500		1,510
HD Supply, Inc. Tranche B, 7.250%, 10/12/17	2,310		2,390
HHI Holdings LLC 7.750%, 3/21/17	1,478		1,478
Hubbard Radio LLC
First Lien, 5.250%, 4/28/17	899		909
Second Lien, 8.750%, 4/30/18	600		612
Intelsat Jackson Holding S.A. (Intelsat Jackson Holding Ltd.)
3.220%, 2/1/14	1,000		997
Tranche B, 5.250%, 4/2/18	1,975		1,982
Isle of Capri Casinos 4.750%, 3/25/17	1,478		1,491
Kalispel Tribal Economic Authority Second Lien 7.500%, 2/25/17	927		913
KAR Auction Services, Inc. 5.000%, 5/19/17	988		994
Lamar Media Corp. Tranche B, 4.000%, 12/30/16	827		836
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	2,761		2,808
Las Vegas Sands LLC
Tranche DD-I, 1.720%, 5/23/14	65		65

	PAR VALUE	VALUE
Consumer Discretionary—continued
Non-Extended Tranche B, 1.720%, 5/23/14	$314	$315
Extended Tranche B, 2.720%, 11/23/16	1,051	1,049
Extended Tranche DD-I, 2.720%, 11/23/16	212	211
Leslie’s Poolmart, Inc. Tranche B, 4.500%, 11/21/16	1,007	1,004
Live Nation Entertainment, Inc. Tranche B, 4.500%, 11/7/16	488	491
MCC LLC (Mediacom Broadband Group)
Tranche F, 4.500%, 10/23/17	978	975
4.000%, 1/20/20	1,000	995
Metaldyne LLC 5.250%, 5/18/17	1,033	1,049
MGM Resorts International (MGM Mirage) Extended Tranche E, 5.000%, 2/23/15	2,225	2,245
Michaels Stores, Inc. Tranche B-2, 4.910%, 7/31/16	1,317	1,331
Midcontinent Communications Tranche B, 4.000%, 12/31/16	1,131	1,128
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.) 5.500%, 6/29/18	1,626	1,648
Neiman Marcus Group, Inc. (The) 4.750%, 5/16/18	3,000	3,021
Nielsen Finance LLC
Tranche A, 2.228%, 8/9/13	93	93
Tranche B, 3.978%, 5/2/16	1,572	1,581
Oberthur Technologies, Inc. Tranche B-3, 6.250%, 11/30/18	1,100	1,092
OSI Restaurant Partners, LLC
Tranche RC, 1.300%, 6/14/13	138	138
2.500%, 6/14/14	1,388	1,383
Ozburn-Hessey Holding Co., LLC First Lien, 8.250%, 4/8/16	779	748
Party City Holdings, Inc. 5.750%, 7/27/19	1,000	1,014
Peninsula Gaming LLC 0.000%, 8/3/17	1,000	1,017
Penn National Gaming, Inc. Tranche B, 3.750%, 7/16/18	1,492	1,502
Pilot Travel Centers LLC
Initial Tranche B, 4.250%, 3/30/18	695	698
First Amendment Tranche B, 4.250%, 8/7/19	82	83
Playboy Enterprises, Inc. 8.250%, 3/6/17	456	461
Radio One, Inc. 7.500%, 3/31/16	600	605
Remy International, Inc. Tranche B, 6.250%, 12/16/16	480	482

See Notes to Financial Statements

44

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary—continued
San Juan Cable LLC Tranche B (Firs Lien), 6.000%, 6/9/17	$988	$989
ServiceMaster Co. (The) Tranche B, 4.480%, 1/31/17	933	937
Seven Seas Cruises, Inc. Tranche B, 6.250%, 12/21/18	1,739	1,752
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	1,081	1,084
SRAM LLC
First Lien, 5.250%, 6/7/18	394	399
Second Lien, 8.500%, 12/7/18	571	581
Station GVR Acquisition LLC (Green Valley Ranch Gaming LLC) 0.000%, 9/15/19	1,243	1,248
TI Group Automotive Systems LLC 0.000%, 3/14/18	2,060	2,075
Toys “R” Us, Inc. 6.000%, 9/1/16	1,838	1,837
Transtar Holding Co. 5.500%, 12/21/16	1,921	1,920
Second Lien, 10.750%, 12/21/17	450	460
Tribune Co. Tranche B 5.250%, 6/4/14	2,250	1,709
U.S. Security Associates Holdings, Inc.
Tranche DD, 5.750%, 7/28/17	162	163
Tranche B, 6.000%, 7/28/17	829	832
UCI International, Inc. 5.500%, 7/26/17	1,253	1,266
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	2,698	2,605
Vision Solutions, Inc. First Lien, 6.000%, 7/23/16	759	756
VWR Funding, Inc. 4.466%, 4/3/17	1,222	1,229
WideOpenWest Finance LLC (WideOpenWest Capital Corp.) 6.250%, 7/17/18	2,244	2,268
Yankee Cable Acquisition LLC 5.250%, 8/26/16	982	985

		123,052

Consumer Staples—4.8%
American Rock Salt Co. LLC 5.500%, 4/25/17	1,214	1,201
Dean Foods Co. Tranche B, 3.220%, 4/2/16	1,567	1,564
Del Monte Foods Co. 4.500%, 3/8/18	2,553	2,557
Dole Food Co. Tranche B-2, 5.140%, 7/8/18	691	694
Pinnacle Foods Finance LLC Tranche E, 4.750%, 10/17/18	1,359	1,363
Tranche E, 4.750%, 10/17/18	213	214

	PAR VALUE	VALUE
Consumer Staples—continued
Revlon Consumer Products Corp. Tranche B, 4.750%, 11/19/17	$1,878	$1,889
Reynolds Group Holdings, Inc. 0.000%, 9/18/18	2,053	2,064
Rite Aid Corp. Tranche 5, 4.500%, 3/3/18	1,912	1,913
Solvest Ltd. (Dole) Tranche C-2, 6.000%, 7/8/18	1,237	1,242
Spectrum Brands Holdings, Inc. 5.000%, 6/17/16	924	930
SuperValu, Inc. 0.000%, 8/30/18	1,666	1,679
U.S. Foodservice, Inc. (U.S. Foods, Inc.)
Non-Extended, 2.720%, 7/3/14	1,473	1,459
5.750%, 3/31/17	493	488
Yankee Candle Co., Inc. 5.250%, 4/2/19	1,990	2,012

		21,269

Energy—3.3%
Buffalo Gulf Coast Terminals LLC 7.500%, 10/31/17	660	674
Chesapeake Energy Corp. 8.500%, 12/2/17	3,375	3,390
CITGO Petroleum Corp. Tranche C, 9.000%, 6/24/17	230	234
Energy Transfer Equity LP 3.750%, 3/24/17	2,000	2,004
EP Energy LLC (Everest Acquisition LLC) Tranche B-1, 5.000%, 5/24/18	850	859
Frac Tech Services LLC 6.250%, 5/6/16	1,921	1,856
Gibson Energy ULC Tranche B, 4.750%, 6/15/18	2,878	2,914
Helix Energy Solutions Group, Inc. Extended, 3.716%, 7/1/16	984	986
NGPL PipeCo LLC 6.750%, 9/15/17	1,176	1,200
Samson Investment Co. 0.000%, 9/25/18	687	692

		14,809

Financials—7.9%
Asurion LLC (Asurion Corp.)
First Lien, 5.500%, 5/24/18	1,804	1,818
Second Lien, 9.000%, 5/24/19	557	578
Atlantic Broadband First Lien, 5.250%, 4/4/19	2,095	2,104
Capital Automotive LP Tranche B, 5.250%, 3/11/17	2,110	2,129
CNO Financial Group, Inc. 0.000%, 9/28/18	696	699
Delos Aircraft, Inc. 4.750%, 4/12/16	728	738
First American Payment Systems LP 7.000%, 11/1/16	1,063	1,068

	PAR VALUE	VALUE
Financials—continued
Homeward Residential, Inc. 8.250%, 8/8/17	$1,639	$1,665
iPayment, Inc . 5.750%, 5/8/17	470	467
iStar Financial, Inc.
Tranche A-1, 5.000%, 6/28/13	501	503
Tranche A-2, 7.000%, 6/30/14	846	847
Tranche A-2, 7.000%, 3/19/17	500	510
Lonestar Intermediate Super Holdings LLC 11.000%, 9/2/19	300	320
MIP Delaware, LLC (MIPL (LUX) S.A.R.L) 5.500%, 7/12/18	644	648
MoneyGram Payment Systems Worldwide, Inc. 4.250%, 11/17/17	1,914	1,917
Nuveen Investments, Inc.
First Lien Additional Extended, 5.900%, 5/13/17	1,880	1,873
First Lien Extended, 5.910%, 5/13/17	1,045	1,039
Second Lien, 8.250%, 2/28/19	1,792	1,811
Ocwen Financial Corp. 7.000%, 9/1/16	626	630
Re/Max International, Inc. 0.000%, 4/16/16	880	886
Realogy Corp.
Extended, 2.230%, 10/10/16	534	529
Extended First Lien, 4.478%, 10/10/16	6,342	6,278
RPI Finance Trust 4.000%, 11/9/18	1,344	1,356
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	950	932
TransUnion LLC 5.500%, 2/10/18	1,532	1,553
UPC Financing Partnership 4.750%, 12/31/17	1,600	1,612
Walter Investment Management Corp. First Lien, 0.000%, 6/30/16	708	715

		35,225

Health Care—15.8%
Alere, Inc.
Tranche B, 4.750%, 6/30/17	990	995
Tranche B-1, 4.750%, 6/30/17	993	998
AMN Healthcare, Inc. Tranche B, 6.000%, 4/5/18	1,253	1,272
Aptalis Pharma, Inc. (Axcan Intermediate Holdings, Inc.) Tranche B-1, 5.500%, 2/10/17	1,027	1,029
Ardent Health Services LLC 6.500%, 9/15/15	1,848	1,862
Bausch & Lomb, Inc. 5.250%, 5/17/19	1,995	2,020
BSN Medical, Inc. (Boston Luxembourg III S.Á R.L) 6.000%, 8/28/19	1,000	1,009

See Notes to Financial Statements

45

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Health Care—continued
Capsugel Holdings U.S., Inc. 3.862%, 8/1/18	$822	$827
Catalent Pharma Solutions, Inc. (Cardinal Health 409, Inc.)
Tranche 1, 4.216%, 9/15/16	972	975
Tranche 2, 5.250%, 9/15/17	265	267
Community Health Systems, Inc. Extended, 3.890%, 1/25/17	3,275	3,294
ConvaTec, Inc. 0.000%, 12/22/16	1,508	1,517
CRC Health Corp. Tranche B-2, 4.862%, 11/16/15	1,457	1,419
DaVita, Inc. 0.000%, 8/19/19	3,043	3,055
Drumm Investors LLC (Golden Living) 5.000%, 5/4/18	1,728	1,670
Emdeon, Inc. Tranche B-1, 5.000%, 11/2/18	744	750
Generic Drug Holdings, Inc.
6.500%, 4/8/16	750	752
Tranche DD, 6.500%, 4/8/16	103	103
Grifols, Inc. Tranche B, 4.500%, 6/1/17	985	994
HCA, Inc. Tranche B-3, 3.466%, 5/1/18	2,326	2,331
HCR ManoCare, Inc. (HCR Healthcare LLC) 5.000%, 4/6/18	821	813
Health Management Associates, Inc. Tranche B, 4.500%, 11/16/18	2,562	2,587
Hologic, Inc. 4.500%, 8/1/19	3,375	3,422
Houghton International, Inc. Tranche B-1, 6.750%, 1/29/16	969	979
Iasis Healthcare LLC Tranche B, 5.000%, 5/3/18	1,970	1,978
InVentiv Health, Inc. (Ventive Health, Inc) 6.500%, 8/4/16	1,254	1,216
Kindred Healthcare, Inc. 5.250%, 6/1/18	1,234	1,223
Kinetic Concepts, Inc. Tranche B-1, 7.000%, 5/4/18	2,037	2,070
MModal, Inc. Tranche B, 6.750%, 8/16/19	1,625	1,615
MultiPlan, Inc. Tranche B, 4.750%, 8/26/17	851	856
National Mentor Holdings, Inc. Tranche B, 7.000%, 2/9/17	985	989
National Specialty Hospitals, Inc. Tranche B, 8.250%, 2/3/17	1,216	1,198
NBTY, Inc. Tranche B-1, 4.250%, 10/1/17	831	836
Onex Carestream Finance LP (Carestream Health, Inc.) 0.000%, 2/25/17	1,236	1,228
Par Pharmaceutical 0.000%, 8/2/19	1,383	1,383

	PAR VALUE	VALUE
Health Care—continued
Pharmaceutical Product Development, Inc. (Jaguar Holdings LLC) 6.250%, 12/5/18	$1,985	$2,007
Quintiles Transnational Corp. Tranche B, 5.000%, 6/8/18	1,481	1,492
Rural/Metro Operating Co., LLC First Lien, 5.750%, 6/30/18	823	823
Select Medical Corp.
Tranche B, 5.750%, 6/1/18	1,484	1,489
Series A Tranche B, 5.750%, 6/1/18	332	333
Sheridan Holdings, Inc. Tranche B, 6.000%, 6/29/18	1,322	1,335
Smile Brands Group, Inc. Tranche B, 7.000%, 12/21/17	737	742
Surgery Center Holdings, Inc. 6.500%, 2/6/17	1,228	1,228
Surgical Care Affiliates LLC Tranche A, 5.500%, 6/29/18	1,481	1,483
U.S. Renal Care, Inc. 6.250%, 7/3/19	486	493
United Surgical Partners International, Inc. Tranche B, 6.000%, 4/3/19	995	1,008
Universal Health Services, Inc. Tranche B, 3.750%, 11/15/16	847	851
Valeant Pharmaceuticals International, Inc. 4.750%, 2/13/19	265	267
4.750%, 2/13/19	631	634
4.750%, 2/13/19	929	933
0.000%, 2/27/19	1,600	1,608
0.000%, 9/27/19	800	802
Vanguard Health Holding Co., LLC (Vanguard Health System, Inc.) 5.000%, 1/29/16	1,440	1,451
Warner Chilcott Co. LLC Tranche B-2, 4.250%, 3/15/18	321	322
Warner Chilcott Corp.
4.250%, 3/15/18	244	245
Tranche B-1, 4.250%, 3/15/18	642	645
(WC Luxco S.A.R.L.) Tranche B-3, 4.250%, 3/15/18	442	443

		70,166

Industrials—6.8%
ADS Waste Holdings, Inc. 0.000%, 9/11/19	1,018	1,025
Altegrity, Inc. (U.S. Investigations Services, Inc.) 2.969%, 2/21/15	1,138	1,068
Aveta, Inc. (MMM Holdings, Inc.) 8.500%, 4/4/17	529	534
(NAMM Holdings, Inc.) 8.500%, 4/4/17	529	534

	PAR VALUE	VALUE
Industrials—continued
AWAS Finance Luxemborg S.A. 5.750%, 7/16/18	$1,100	$1,108
Booz Allen & Hamilton, Inc. 4.500%, 7/31/19	1,000	1,007
Brickman Group Holdings, Inc. Tranche B-1, 5.500%, 10/14/16	1,587	1,604
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	846	850
Second Lien, 10.000%, 3/16/18	450	455
Ceridian Corp. 5.977%, 5/9/17	3,203	3,225
CHG Companies, Inc. First Lien, 5.250%, 10/7/16	1,089	1,089
Delta Air Lines 5.500%, 4/20/17	988	995
Douglas Dynamics LLC 5.750%, 4/18/18	906	898
Ducommun, Inc. 5.500%, 6/28/17	545	551
Emergency Medical Services 5.250%, 5/25/18	845	852
Genpact Ltd. 4.250%, 8/30/19	500	503
Goodman Global, Inc. Second Lien, 9.000%, 10/30/17	345	351
Harland Clarke Holdings Corp. Tranche B-2 5.466%, 6/30/17	1,507	1,360
Husky Injection Molding System (Yukon Acquisition, Inc.) 5.750%, 7/2/18	1,393	1,407
Navistar, Inc. 7.000%, 8/17/17	900	912
Protection One, Inc. 5.750%, 3/21/19	1,703	1,726
SI Organization, Inc. Tranche B, 4.500%, 11/22/16	983	980
Star West Generation LLC Tranche B, 6.000%, 5/17/18	1,058	1,060
Swift Transportation Corp. Tranche B-2, 5.000%, 12/21/17	1,065	1,072
TASC, Inc. Tranche B, 4.500%, 12/18/15	493	493
Terex Corp. 5.500%, 4/28/17	1,584	1,595
Vertrue LLC (V2V Holdings LLC) First Lien, 9.250%, 8/16/14(6)(8)	762	286
WCA Waste Corp. (WCA Waste Systems, Inc.) 5.500%, 3/23/18	946	951
WireCo Worldgroup, Inc. 6.000%, 2/15/17	450	458
Zuffa LLC 7.500%, 6/19/15	1,454	1,463

		30,412

See Notes to Financial Statements

46

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—13.2%
Aeroflex, Inc. Tranche B, 5.750%, 5/9/18	$850	$851
Applied Systems, Inc. First Lien, 5.500%, 12/8/16	948	950
Second Lien, 9.500%, 6/8/17	334	334
Autotrader.com, Inc. Tranche B-1, 4.000%, 12/15/16	1,179	1,187
Avaya, Inc. Tranche B-1, 3.177%, 10/24/14	2,006	1,953
AVG Technologies N.V. 7.500%, 3/15/16	778	774
Blue Coat Systems, Inc. First Lien, 7.500%, 2/15/18	1,197	1,208
CCC Information Services 5.750%, 11/11/15	644	647
CDW LLC (CDW Corp.) Extended, 4.000%, 7/15/17	2,566	2,536
Commscope, Inc. Tranche 1, 4.250%, 1/14/18	1,507	1,516
CPI International Acquisition, Inc. (Catalyst Holdings, Inc.) Tranche B, 5.000%, 2/13/17	1,228	1,240
DynCorp International LLC 6.500%, 7/7/16	1,081	1,086
Edwards (Cayman Islands II) Ltd. First Lien, 5.500%, 5/31/16	857	864
Epicor Software Corp. (Eagle Parent Inc.) Tranche B, 5.000%, 5/16/18	2,963	2,988
First Data Corp. Tranche B 5.217%, 3/24/17	1,864	1,835
5.217%, 3/24/17	2,516	2,488
4.217%, 3/26/18	2,500	2,385
Freescale Semiconductor, Inc. Tranche B-1, 6.000%, 12/1/16	2,330	2,281
Tranche B-2, 4.481%, 2/28/19	408	410
Go Daddy Operating Co. LLC Tranche B-1, 5.500%, 12/17/18	995	994
Interactive Data Corp. Tranche B, 4.500%, 2/11/18	2,386	2,404
Ipreo Holdings LLC 8.000%, 8/5/17	990	1,002
Lawson Software, Inc. Tranche B 0.000%, 4/5/18	4,090	4,111
MedAssets, Inc. 5.250%, 11/16/16	762	768
Microsemi Corp. Tranche B, 4.000%, 2/2/18	948	956
Mirion Technologies, Inc. 6.250%, 3/30/18	1,244	1,250
Mood Media Corp. First Lien 7.750%, 5/6/18	1,763	1,762
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	2,012	2,032
NuSil Technology LLC 5.250%, 4/7/17	617	618

	PAR VALUE	VALUE
Information Technology—continued
NXP BV (NXP Funding LLC) Tranche A-2 5.500%, 3/3/17	$1,592	$1,629
RedPrairie Corp. 6.000%, 8/6/18	1,215	1,223
Scitor Corp. 5.000%, 2/15/17	882	874
Smart Modular Technologies (Global), Inc. 8.250%, 8/26/17	495	421
Sophia LP (DataTel, Inc.) 6.250%, 7/19/18	1,177	1,193
Sorenson Communications, Inc. Tranche C, 6.000%, 8/16/13	414	411
Sourcehov LLC (Corpsource Finance Holdings LLC) Tranche B (First Lien), 6.625%, 4/28/17	1,234	1,227
Spansion LLC 4.750%, 2/9/15	622	628
SRA International, Inc. 6.500%, 7/20/18	1,226	1,216
SSI Investments II Ltd. (Skillsoft) 0.000%, 5/26/17	1,034	1,046
SymphonyIRI Group, Inc. (Information Resources, Inc.) Tranche 2011, 5.000%, 12/1/17	494	495
Verifone, Inc. Tranche B, 4.250%, 12/28/18	561	562
Vertafore, Inc. First Lien, 5.250%, 7/29/16	1,474	1,479
Veyance Technologies, Inc. 0.000%, 7/31/15	1,200	1,148
Wall Street Systems Holdings, Inc. First Lien, 0.000%, 6/20/17	370	370
Second Lien, 0.000%, 6/20/18	330	330
Zayo Group LLC (Zayo Capital, Inc.) 7.125%, 7/2/19	1,237	1,251

		58,933

Materials—6.7%
Avantor Performance Materials Holdings, Inc. 5.000%, 6/24/17	635	637
AZ Chem US, Inc. 7.250%, 12/22/17	797	814
Berry Plastics Holding Corp. Tranche C, 2.216%, 4/3/15	2,269	2,261
Chemtura Corp. 5.500%, 8/29/16	750	759
CPG International I, Inc. 0.000%, 9/21/19	756	759
Essar Steel Algoma, Inc. (Algoma Steel, Inc.) 8.750%, 9/20/14	1,950	1,969
General Chemical Corp. Tranche B, 5.380%, 10/6/15	1,393	1,396

	PAR VALUE	VALUE
Materials—continued
Harko C.V.(OM Group, Inc.) Tranche B, 5.750%, 8/2/17	$1,178	$1,187
Huntsman International LLC Extended Tranche B, 2.795%, 4/19/17	1,286	1,288
Ineos US Finance LLC 6.500%, 5/4/18	2,488	2,517
JMC Steel Group, Inc. 4.750%, 4/1/17	831	837
Momentive Performance Materials (Blitz 06-103 GmbH) Tranche B-1B, 3.750%, 5/5/15	870	844
Momentive Specialty Chemicals, Inc. (Hexion Specialty Chemicals, Inc.) Tranche C-1B, 4.000%, 5/5/15	2,234	2,207
Tranche C-2B, 4.125%, 5/5/15	963	952
NewPage Corp. 8.000%, 3/8/13	1,150	1,166
Noranda Aluminum Acquisition Corp. Tranche B, 5.750%, 2/28/19	1,294	1,310
Nortek, Inc. 5.750%, 4/26/17	1,477	1,488
Novelis, Inc. Tranche B, 4.000%, 3/10/17	565	566
Omnova Solutions, Inc. Extended, 5.500%, 5/31/17	983	991
PQ Corp. (Niagara Acquisition, Inc.) First Lien, 0.000%, 7/30/14	2,042	2,037
Pro Mach, Inc. 7.000%, 7/6/17	978	976
Trinseo Materials Operating S.C.A. (Styron S.A.R.L) 8.000%, 8/2/17	510	491
Univar, Inc. Tranche B, 5.000%, 6/30/17	1,375	1,370
Waupaca Foundry, Inc. 8.500%, 6/29/17	1,000	1,008

		29,830

Telecommunication Services—5.3%
Calpine Corp. 0.000%, 9/27/19	750	746
Hawaiian Telcom Communications, Inc. 7.000%, 2/28/17	1,000	1,016
Level 3 Financing, Inc. Tranche A, 4.750%, 2/1/16	500	506
Tranche A, 5.750%, 9/1/18	875	877
0.000%, 8/1/19	2,150	2,150
Tranche A, 5.250%, 8/1/19	1,875	1,891
MetroPCS Wireless, Inc. Tranche B-3, 4.000%, 3/19/18	1,791	1,797
nTelos, Inc. Tranche B, 4.000%, 8/7/15	893	894
Presidio, Inc. 0.000%, 3/31/17	1,783	1,774

See Notes to Financial Statements

47

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Telecommunication Services—continued
Securus Technologies Holdings, Inc. (Securus Technologies, Inc.) First Lien, 6.500%, 5/31/17	$1,185	$1,185
Sidera Networks, Inc. (RCN Corp.) 6.000%, 8/26/16	1,130	1,124
Syniverse Holdings, Inc. 5.000%, 4/23/19	1,496	1,504
Telesat Canada, Inc. Tranche B, 4.250%, 3/28/19	1,796	1,813
Univision Communications, Inc. First Lien, 4.466%, 3/31/17	3,770	3,732
West Corp. Tranche B-4, 5.500%, 7/15/16	1,964	1,985
Tnrache B-6, 5.750%, 6/30/18	606	615

		23,609

Utilities—1.8%
AES Corp. (The) 4.250%, 6/1/18	1,970	1,983
Calpine Corp. 4.500%, 4/1/18	1,970	1,978
NRG Energy, Inc. 4.000%, 7/1/18	2,874	2,893
Texas Compeptitive Electric Holdings Co. LLC Extended, 4.830%, 10/10/17	1,945	1,343

		8,197
TOTAL LOAN AGREEMENTS (Identified Cost $411,417)		415,502
TOTAL LONG TERM INVESTMENTS—103.0%
(Identified cost $455,844)		459,183

	SHARES	VALUE

SHORT-TERM INVESTMENTS—3.5%

Money Market Mutual Funds—3.5%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	15,513,335	$15,513
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $15,513)		15,513
TOTAL INVESTMENTS—106.5%
(Identified Cost $471,357)		474,696	(1)(9)
Other assets and liabilities, net—(6.5)%		(29,028)

NET ASSETS—100.0%		$445,668

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2012.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $22,628 or 5.1% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Illiquid security.
(6)	Security in default.
(7)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(8)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as level 3 security in the disclosure table located after the schedule of Investments.

(9)	A portion of the Fund’s assets have been segregated for delayed delivery settlements.

Foreign Currencies:

CAD	Canadian Dollar

Country Weightings (Unaudited)†
United States	94%
Canada	2
United Kingdom	1
Venezuela	1
Other	2
Total	100%
† % of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$2,260	$—	$2,260	$—
Corporate Bonds and Notes	39,798	—	39,792	6
Foreign Government Securities	1,623	—	1,623	—
Loan Agreements	415,502	—	415,216	286
Equity Securities:
Short-Term Investments	15,513	15,513	—	—

Total Investments	$474,696	$15,513	$458,891	$292

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

48

VIRTUS SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Total	Corporate Bonds and Notes	Loan Agreements
Investments in Securities
Balance as of September 30, 2011:	$—	$—	$—
Accrued discount/(premium)	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	—	—
Purchases	—	—	—
Sales(b)	—	—	—
Transfers into Level 3(a)	292	6	286
Transfers from Level 3(a)	—	—	—

Balance as of September 30, 2012	$292	$6	$286

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities, if applicable.

See Notes to Financial Statements

49

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.6%

Consumer Discretionary—37.3%
Amazon.com, Inc.(2)	30	$8
AMC Networks, Inc.(2)	183	8
Apollo Group, Inc. Class A(2)	267	8
AutoNation, Inc.(2)	182	8
AutoZone, Inc.(2)	21	8
Buckle, Inc. (The)	169	8
Cabela’s, Inc. Class A(2)	142	8
Cablevision Systems Corp. Class A	478	7
Carnival Corp.	209	8
CBS Corp. Class B	206	7
Columbia Sportswear Co.	152	8
Comcast Corp. Class A	216	8
Discovery Communications, Inc. Class A(2)	130	8
DISH Network Corp. Class A	245	7
DR Horton, Inc.	349	7
DSW, Inc. Class A	117	8
Expedia, Inc.	132	8
Family Dollar Stores, Inc.	122	8
Ford Motor Co.	750	7
Fossil, Inc.(2)	87	7
Gap, Inc. (The)	216	8
Garmin Ltd.	186	8
Halozyme Therapeutics Inc(2)	982	7
Hyatt Hotels Corp. Class A(2)	193	8
Kohl’s Corp.	148	7
Las Vegas Sands Corp.	174	8
Lennar Corp. Class A	208	7
Liberty Global, Inc. Class A(2)	131	8
Liberty Media Corp – Liberty Capital(2)	76	8
Liberty Media Corp. – Interactive Class A(2)	428	8
Liberty Ventures(2)	154	8
Ltd. Brands, Inc.	151	7
Madison Square Garden Co/The(2)	188	7
Marriott International, Inc. Class A	193	7
MGM MIRAGE(2)	728	8
Morningstar, Inc.	125	8
News Corp. Class A	314	8
NIKE, Inc. Class B	81	8
Nordstrom, Inc.	139	8
Penske Automotive Group, Inc.	255	8
Ralph Lauren Corp.	50	7
Sears Holdings Corp.(2)	135	7
Starbucks Corp.	153	8
Tesla Motors, Inc.(2)	259	7
TripAdvisor, Inc.(2)	226	7
Under Armour, Inc. Class A(2)	138	8
Urban Outfitters, Inc.(2)	202	8
Viacom, Inc. Class B	144	8
Wendy’s Co/The	1,716	8
Wynn Resorts Ltd.	68	8

		384

Consumer Staples—6.0%
Brown-Forman Corp. Class B	121	8
Campbell Soup Co.	223	8
Dole Food Co., Inc.(2)	549	7
Estee Lauder Cos., Inc. (The) Class A	126	8
Monster Beverage Corp.(2)	143	8

	SHARES	VALUE
Consumer Staples—continued
PriceSmart, Inc.	102	$7
Tootsie Roll Industries, Inc.	291	8
Wal-Mart Stores, Inc.	105	8

		62

Energy—4.4%
Continental Resources, Inc.(2)	97	7
CVR Energy, Inc.	207	8
Kinder Morgan Management LLC(2)	104	8
Occidental Petroleum Corp.	89	8
RPC, Inc.	626	7
W&T Offshore, Inc.	399	8

		46

Financials—18.5%
Altisource Portfolio Solutions SA	88	7
Berkley (W.R.) Corp.	208	8
Berkshire Hathaway, Inc. Class B(2)	87	8
BOK Financial Corp.	135	8
Boston Properties, Inc.	69	8
Brown & Brown, Inc.	296	8
Charles Schwab Corp. (The)	575	7
Credit Acceptance Corp.(2)	87	7
Equity Lifestyle Properties, Inc.	113	8
Equity Residential	136	8
Erie Indemnity Co. Class A	121	8
Franklin Resources, Inc.	62	8
Greenlight Capital Re Ltd.(2)	313	8
Host Hotels & Resorts, Inc.	470	7
Howard Hughes Corp/The(2)	107	7
Leucadia National Corp.	331	7
Loews Corp.	189	8
Mercury General Corp.	199	8
Ocwen Financial Corp.(2)	278	8
Progressive Corp. (The)	367	8
Raymond James Financial, Inc.	208	8
Saul Centers, Inc.	170	7
Simon Property Group, Inc.	50	7
Taubman Centers, Inc.	99	7
Vornado Realty Trust	95	8

		191

Health Care—4.6%
Bruker Corp.(2)	601	8
Cerner Corp.(2)	105	8
Opko Health, Inc.(2)	1,821	7
Pharmacyclics, Inc.(2)	126	8
Stryker Corp.	139	8
Teva Pharmaceutical Industries Ltd.	195	8

		47

Industrials—7.5%
American Railcar Industries, Inc.(2)	250	7
Cintas Corp.	192	8
Colfax Corp(2)	213	8
Covanta Holding Corp.	454	8
Danaher Corp.	142	8
Fastenal Co.	178	7
FedEx Corp.	93	8
Harbinger Group Inc(2)	858	7

	SHARES	VALUE
Industrials—continued
Rollins, Inc.	330	$8
Ryanair Holdings plc ADR(2)	239	8

		77

Information Technology—17.7%
Amkor Technology, Inc.(2)	1,724	8
Anixter International, Inc.(2)	125	7
Broadcom Corp. Class A(2)	216	7
Dell, Inc.	754	7
eBay, Inc.(2)	158	8
EchoStar Corp Class A(2)	275	8
Google, Inc. Class A(2)	11	8
IAC/InterActiveCorp.	147	8
Intel Corp.	338	8
Intuit, Inc.	134	8
Marvell Technology Group Ltd.	796	7
Microsoft Corp.	250	7
Molex, Inc.	284	7
National Instruments Corp.	296	7
Oracle Corp.	241	8
Paychex, Inc.	226	8
Pegasystems, Inc.	258	7
QUALCOMM, Inc.	121	8
Rackspace Hosting, Inc.(2)	117	8
Realpage, Inc.(2)	327	7
Salesforce.com, Inc.(2)	50	8
Syntel, Inc.	123	8
TeleTech Holdings, Inc.(2)	458	8
Yahoo!, Inc.(2)	495	8

		183

Materials—3.6%
Airgas, Inc.	92	8
Kronos Worldwide, Inc.	482	7
Novagold Resources, Inc.(2)	1,263	7
Titanium Metals Corp.	588	7
Westlake Chemical Corp.	104	8

		37
TOTAL COMMON STOCKS (Identified Cost $1,011)		1,027
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified cost $1,011)		1,027

SHORT-TERM INVESTMENTS—0.1%

Money Market Mutual Funds—0.1%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	692	1
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1)		1
TOTAL INVESTMENTS—99.7% (Identified Cost $1,012)		1,028	(1)
Other assets and liabilities, net—0.3%		3

NET ASSETS—100.0%		$1,031

See Notes to Financial Statements

50

VIRTUS WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	93%
Bermuda	1
Canada	1
Cayman Islands	1
Israel	1
Panama	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$1,027	$1,027
Short-Term Investments	1	1

Total Investments	$1,028	$1,028

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

51

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

	Bond Fund		CA Tax-Exempt Bond Fund		Herzfeld Fund		High Yield Fund

Assets
Investment in securities at value(1)	$107,892		$56,849		$1,313		$101,609
Cash	15		—		—		66
Deposits with broker	39		—		—		—
Receivables
Investment securities sold	3,761		—		10		3,397
Fund shares sold	199		1		200		86
Receivable from adviser	—		—		24		—
Dividends and interest receivable	745		780		1		1,856
Variation margin for futures contracts	1		—		—		—
Prepaid trustee retainer	1		—	(2)	—	(2)	1
Prepaid expenses	27		13		—		31

Total assets	112,680		57,643		1,548		107,046

Liabilities
Payables
Fund shares repurchased	10		62		—		11
Investment securities purchased	5,731		—		301		4,834
Dividend distributions	—		77		—		—
Investment advisory fee	24		11		—		38
Distribution and service fees	22		6		—	(2)	23
Administration fee	13		6		—	(2)	11
Transfer agent fees and expenses	23		5		—	(2)	31
Trustees’ fees and expenses	—	(2)	—	(2)	—	(2)	—	(2)
Professional fees	29		29		20		34
Other accrued expenses	14		5		3		10

Total liabilities	5,866		201		324		4,992

Net Assets	$106,814		$57,442		$1,224		$102,054

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$107,742		$51,786		$1,203		$126,700
Accumulated undistributed net investment income (loss)	42		—	(2)	3		90
Accumulated undistributed net realized gain (loss)	(6,720)		769		—	(2)	(29,184)
Net unrealized appreciation (depreciation) on investments	5,750		4,887		18		4,448

Net Assets	$106,814		$57,442		$1,224		$102,054

Class A
Net asset value (net assets/shares outstanding) per share	$11.61		$12.96		$10.21		$4.28
Maximum offering price per share NAV/(1–2.75%)	$—		$13.33		$—		$—
Maximum offering price per share NAV/(1–3.75%)	$12.06		$—		$—		$4.45
Maximum offering price per share NAV/(1–5.75%)	$—		$—		$10.83		$—
Shares of beneficial interest outstanding, $1.00 par value, unlimited authorization	5,841,389		2,223,157		10,323		23,040,108
Net Assets	$67,804		$28,803		$105		$98,701
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$11.34		$—		$—		$4.19
Shares of beneficial interest outstanding, $1.00 par value, unlimited authorization	64,110		—		—		73,171
Net Assets	$727		$—		$—		$307
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.38		$—		$10.21		$4.23
Shares of beneficial interest outstanding, $1.00 par value, unlimited authorization	769,387		—		10,000		696,618
Net Assets	$8,756		$—		$102		$2,944
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.76		$12.95		$10.21		$4.28
Shares of beneficial interest outstanding, $1.00 par value, unlimited authorization	2,510,551		2,212,240		99,569		23,919
Net Assets	$29,527		$28,639		$1,017		$102

(1) Investment in securities at cost	$102,072		$51,962		$1,295		$97,161
(2) Amount is less than $500.

See Notes to Financial Statements

52

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

	Multi-Sector Fixed Income Fund	Senior Floating Rate Fund	Wealth Masters Fund

Assets
Investment in securities at value(1)	$393,904	$474,696	$1,028
Foreign currency at value(2)	2	5	—
Cash	1,126	5,297	—
Receivables
Investment securities sold	5,933	12,633	262
Fund shares sold	2,505	2,273	—
Receivable from adviser	—	—	26
Dividends and interest receivable	5,079	2,375	1
Variation margin for futures contracts	—	—	—
Prepaid trustee retainer	3	3	—	(3)
Prepaid expenses	35	27	—

Total assets	408,587	497,309	1,317

Liabilities
Payables
Fund shares repurchased	522	1,275	—
Investment securities purchased	17,283	29,527	261
Borrowings (Note 13)	—	20,000	—
Dividend distributions	312	263	—
Investment advisory fee	171	218	—
Distribution and service fees	134	130	—	(3)
Administration fee	41	47	—	(3)
Transfer agent fees and expenses	65	63	—	(3)
Trustees’ fees and expenses	1	1	—	(3)
Interest expenses	—	4	—
Professional fees	33	35	24
Other accrued expenses	55	78	1

Total liabilities	18,617	51,641	286

Net Assets	$389,970	$445,668	$1,031

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$369,418	$441,594	$1,009
Accumulated undistributed net investment income (loss)	88	679	1
Accumulated undistributed net realized gain (loss)	4,399	56	5
Net unrealized appreciation (depreciation) on investments	16,065	3,339	16

Net Assets	$389,970	$445,668	$1,031

Class A
Net asset value (net assets/shares outstanding) per share	$11.15	$9.79	$10.22
Maximum offering price per share NAV/(1–2.75%)	$—	$10.07	$—
Maximum offering price per share NAV/(1–3.75%)	$11.58	$—	$—
Maximum offering price per share NAV/(1–5.75%)	$—	$—	$10.84
Shares of beneficial interest outstanding, no par value, unlimited authorization	17,633,515	26,182,290	10,401
Net Assets	$196,554	$256,397	$106
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$11.12	$—	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	896,868	—	—
Net Assets	$9,974	$—	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$11.23	$9.80	$10.21
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,671,728	9,697,401	10,479
Net Assets	$108,595	$95,078	$107
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$11.15	$9.78	$10.22
Shares of beneficial interest outstanding, no par value, unlimited authorization	6,713,533	9,627,655	80,000
Net Assets	$74,847	$94,193	$818
(1)Investment in securities at cost	$377,844	$471,357	$1,012
(2)Foreign currency at cost	$2	$5	$—
(3)Amount is less than $500.

See Notes to Financial Statements

53

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

	Bond Fund	CA Tax-Exempt Bond Fund	Herzfeld Fund(2)		High Yield Fund

Investment Income
Dividends	$105	$2	$4		$52
Interest	5,983	2,611	—		7,630
Security lending	1	—	—		2

Total investment income	6,089	2,613	4		7,684

Expenses
Investment advisory fees	689	261	1		627
Service fees, Class A	165	74	—	(1)	234
Distribution and service fees, Class B	9	—	—		4
Distribution and service fees, Class C	83	—	—	(1)	24
Administration fees	201	76	—	(1)	127
Transfer agent fee and expenses	156	39	—	(1)	158
Custodian fees	9	1	—	(1)	4
Printing fees and expenses	19	8	—	(1)	16
Professional fees	33	37	21		39
Registration fees	51	29	3		39
Trustees’ fees and expenses	9	3	—	(1)	5
Miscellaneous expenses	14	5	1		12

Total expenses	1,438	533	26		1,289
Less expenses reimbursed and/or waived by investment adviser	(263)	(112)	(25)		(159)

Net expenses	1,175	421	1		1,130

Net investment income (loss)	4,914	2,192	3		6,554

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	7,118	873	—	(1)	(2,762)
Net realized gain (loss) on futures	(101)	—	—		—
Net realized gain (loss) on foreign currency transactions	—	—	—		(2)
Capital gain distributions on underlying funds	—	—	—	(1)	—
Net change in unrealized appreciation (depreciation) on investments	2,168	2,225	18		12,921
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	—	—		— (1)
Net change in unrealized appreciation (depreciation) on futures	(70)	—	—		—

Net gain (loss) on investments	9,115	3,098	18		10,157

Net increase (decrease) in net assets resulting from operations	$14,029	$5,290	$21		$16,711

(1) Amount is less than $500.

(2) From inception date September 5, 2012.

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

	Multi-Sector Fixed Income Fund	Senior Floating Rate Fund	Wealth Masters Fund(2)

Investment Income
Dividends	$181	$20	$2
Interest	21,024	25,869	—
Foreign taxes withheld	(24)	—	—

Total investment income	21,181	25,889	2

Expenses
Investment advisory fees	1,699	2,470	1
Service fees, Class A	414	582	—	(1)
Distribution and service fees, Class B	104	—	—
Distribution and service fees, Class C	872	929	—	(1)
Administration fees	407	540	—	(1)
Transfer agent fee and expenses	373	439	—	(1)
Custodian fees	13	(6)	—	(1)
Printing fees and expenses	46	48	—	(1)
Professional fees	41	92	26
Registration fees	90	109	3
Trustees’ fees and expenses	17	23	—	(1)
Interest expense and fees	—	192	—
Miscellaneous expenses	37	134	—	(1)

Total expenses	4,113	5,552	30
Less expenses reimbursed and/or waived by investment adviser	—	—	(29)

Net expenses	4,113	5,552	1

Net investment income (loss)	17,068	20,337	1

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,445	876	5
Net realized gain (loss) on foreign currency transactions	(11)	(1)	—
Net change in unrealized appreciation (depreciation) on investments	19,867	20,221	16
Net change in unrealized appreciation (depreciation) on foreign currency translation	43	— (1)	—

Net gain (loss) on investments	26,344	21,096	21

Net increase (decrease) in net assets resulting from operations	$43,412	$41,433	$22

(1) Amount is less than $500.

(2) From inception date September 5, 2012.

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Bond Fund		CA Tax-Exempt Bond Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,914	$6,875	$2,192	$2,337
Net realized gain (loss)	7,017	5,090	873	262
Net change in unrealized appreciation (depreciation)	2,098	(8,367)	2,225	(600)

Increase (decrease) in net assets resulting from operations	14,029	3,598	5,290	1,999

From Distributions to Shareholders
Net investment income, Class A	(2,140)	(2,743)	(1,124)	(1,183)
Net investment income, Class B	(24)	(68)	—	—
Net investment income, Class C	(208)	(287)	—	—
Net investment income, Class I	(2,609)	(3,815)	(1,153)	(1,127)

Decrease in net assets from distributions to shareholders	(4,981)	(6,913)	(2,277)	(2,310)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(405)	(1,413)	(2,423)	(2,057)
Change in net assets from share transactions, Class B	(499)	(1,604)	—	—
Change in net assets from share transactions, Class C	295	(522)	—	—
Change in net assets from share transactions, Class I	(51,398)	(42,454)	(253)	(641)

Increase (decrease) in net assets from share transactions	(52,007)	(45,993)	(2,676)	(2,698)

Net increase (decrease) in net assets	(42,959)	(49,308)	337	(3,009)

Net Assets
Beginning of fiscal year	149,773	199,081	57,105	60,114

End of fiscal year	$106,814	$149,773	$57,442	$57,105

Accumulated undistributed net investment income (loss) at end of fiscal year	$42	$107	$— (1)	$85

(1) Amount is less than $500.

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Herzfeld Fund		High Yield Fund
	From Inception September 5, 2012 to September 30, 2012		Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$3		$6,554	$6,973
Net realized gain (loss)	—	(1)	(2,764)	2,806
Net change in unrealized appreciation (depreciation)	18		12,921	(10,310)

Increase (decrease) in net assets resulting from operations	21		16,711	(531)

From Distributions to Shareholders
Net investment income, Class A	—		(6,523)	(6,751)
Net investment income, Class B	—		(24)	(36)
Net investment income, Class C	—		(149)	(137)
Net investment income, Class I	—		(1)	—

Decrease in net assets from distributions to shareholders	—		(6,697)	(6,924)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	103		2,436	(7,545)
Change in net assets from share transactions, Class B	—		(140)	(226)
Change in net assets from share transactions, Class C	100		681	80
Change in net assets from share transactions, Class I	1,000		101	—

Increase (decrease) in net assets from share transactions	1,203		3,078	(7,691)

Net increase (decrease) in net assets	1,224		13,092	(15,146)

Net Assets
Beginning of fiscal year	—		88,962	104,108

End of fiscal year	$1,224		$102,054	$88,962

Accumulated undistributed net investment income (loss) at end of fiscal year	$3		$90	$186
(1) Amount is less than $500.

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Multi-Sector Fixed Income Fund		Senior Floating Rate Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$17,068	$13,227	$20,337	$14,825
Net realized gain (loss)	6,434	5,461	875	(430)
Net change in unrealized appreciation (depreciation)	19,910	(17,122)	20,221	(20,018)

Increase (decrease) in net assets resulting from operations	43,412	1,566	41,433	(5,623)

From Distributions to Shareholders
Net investment income, Class A	(9,818)	(8,833)	(11,416)	(11,142)
Net investment income, Class B	(549)	(716)	—	—
Net investment income, Class C	(4,470)	(3,861)	(3,856)	(3,931)
Net investment income, Class I	(2,771)	(941)	(4,430)	(5,057)
Net realized short-term gains, Class A	—	—	—	(882)
Net realized short-term gains, Class C	—	—	—	(281)
Net realized short-term gains, Class I	—	—	—	(307)
Net realized long-term gains, Class A	—	—	—	(132)
Net realized long-term gains, Class C	—	—	—	(43)
Net realized long-term gains, Class I	—	—	—	(47)

Decrease in net assets from distributions to shareholders	(17,608)	(14,351)	(19,702)	(21,822)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	45,197	18,567	28,683	131,559
Change in net assets from share transactions, Class B	(1,590)	(2,385)	—	—
Change in net assets from share transactions, Class C	30,591	12,197	(2,515)	69,106
Change in net assets from share transactions, Class I	48,745	16,230	18,135	44,829

Increase (decrease) in net assets from share transactions	122,943	44,609	44,303	245,494

Net increase (decrease) in net assets	148,747	31,824	66,034	218,049

Net Assets
Beginning of fiscal year	241,223	209,399	379,634	161,585

End of fiscal year	$389,970	$241,223	$445,668	$379,634

Accumulated undistributed net investment income (loss) at end of fiscal year	$88	$409	$679	$—

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

Wealth Masters Fund
From Inception September 5, 2012 to September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1
Net realized gain (loss)	5
Net change in unrealized appreciation (depreciation)	16

Increase (decrease) in net assets resulting from operations	22

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	104
Change in net assets from share transactions, Class C	105
Change in net assets from share transactions, Class I	800

Increase (decrease) in net assets from share transactions	1,009

Net increase (decrease) in net assets	1,031

Net Assets
Beginning of fiscal year	—

End of fiscal year	$1,031

Accumulated undistributed net investment income (loss) at end of fiscal year	$1

See Notes to Financial Statements

59

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Bond Fund
Class A
10/1/11 to 9/30/12	$10.96	0.35	0.67	1.02	(0.37)	—	(0.37)	0.65	$11.61	9.34%	$67,804	0.85%		1.02%	3.12%	210%
10/1/10 to 9/30/11	11.18	0.46	(0.21)	0.25	(0.47)	—	(0.47)	(0.22)	10.96	2.39	64,449	0.85		1.04	4.16	169
10/1/09 to 9/30/10	10.57	0.46	0.62	1.08	(0.47)	—	(0.47)	0.61	11.18	10.42	67,147	0.84	(10)	0.98	4.26	160
10/1/08 to 9/30/09	9.75	0.42	0.82	1.24	(0.42)	—	(0.42)	0.82	10.57	13.12	66,232	0.85		1.01	4.15	274
10/1/07 to 9/30/08	10.21	0.42	(0.45)	(0.03)	(0.43)	—	(0.43)	(0.46)	9.75	(0.49)	23,823	1.12	(7)	1.17	4.10	325

Class B
10/1/11 to 9/30/12	$10.71	0.27	0.64	0.91	(0.28)	—	(0.28)	0.63	$11.34	8.48%	$727	1.60%		1.77%	2.43%	210%
10/1/10 to 9/30/11	10.93	0.37	(0.20)	0.17	(0.39)	—	(0.39)	(0.22)	10.71	1.64	1,171	1.60		1.80	3.38	169
10/1/09 to 9/30/10	10.34	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.93	9.60	2,812	1.59	(10)	1.72	3.50	160
10/1/08 to 9/30/09	9.55	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.34	12.23	4,212	1.59		1.75	3.52	274
10/1/07 to 9/30/08	10.01	0.33	(0.43)	(0.10)	(0.36)	—	(0.36)	(0.46)	9.55	(1.23)	4,075	1.87	(7)	1.92	3.35	325

Class C
10/1/11 to 9/30/12	$10.75	0.26	0.65	0.91	(0.28)	—	(0.28)	0.63	$11.38	8.55%	$8,756	1.60%		1.77%	2.36%	210%
10/1/10 to 9/30/11	10.96	0.37	(0.19)	0.18	(0.39)	—	(0.39)	(0.21)	10.75	1.63	7,984	1.60		1.79	3.41	169
10/1/09 to 9/30/10	10.37	0.37	0.60	0.97	(0.38)	—	(0.38)	0.59	10.96	9.57	8,663	1.59	(10)	1.73	3.50	160
10/1/08 to 9/30/09	9.58	0.34	0.80	1.14	(0.35)	—	(0.35)	0.79	10.37	12.19	8,048	1.59		1.75	3.43	274
10/1/07 to 9/30/08	10.04	0.31	(0.41)	(0.10)	(0.36)	—	(0.36)	(0.46)	9.58	(1.14)	2,839	1.86	(7)	1.92	3.33	325

Class I
10/1/11 to 9/30/12	$11.10	0.39	0.66	1.05	(0.39)	—	(0.39)	0.66	$11.76	9.64%	$29,527	0.60%		0.77%	3.39%	210%
10/1/10 to 9/30/11	11.30	0.49	(0.19)	0.30	(0.50)	—	(0.50)	(0.20)	11.10	2.67	76,169	0.60		0.79	4.39	169
10/1/09 to 9/30/10	10.68	0.49	0.62	1.11	(0.49)	—	(0.49)	0.62	11.30	10.65	120,459	0.59	(10)	0.73	4.51	160
10/1/08 to 9/30/09	9.86	0.45	0.83	1.28	(0.46)	—	(0.46)	0.82	10.68	13.34	144,835	0.59		0.75	4.52	274
10/1/07 to 9/30/08	10.32	0.53	(0.54)	(0.01)	(0.45)	—	(0.45)	(0.46)	9.86	(0.16)	141,830	0.76	(7)	0.85	4.38	325
CA Tax-Exempt
Bond Fund
Class A
10/1/11 to 9/30/12	$12.30	0.46	0.68	1.14	(0.48)	—	(0.48)	0.66	$12.96	9.40%	$28,803	0.85%		1.04%	3.65%	16%
10/1/10 to 9/30/11	12.34	0.48	(0.04)	0.44	(0.48)	—	(0.48)	(0.04)	12.30	3.75	29,688	0.85		1.05	4.04	12
10/1/09 to 9/30/10	12.29	0.48	0.04	0.52	(0.47)	—	(0.47)	0.05	12.34	4.43	31,945	0.85		1.03	3.94	10
10/1/08 to 9/30/09	11.41	0.47	0.90	1.37	(0.48)	(0.01)	(0.49)	0.88	12.29	12.31	33,728	0.85		1.02	4.10	8
10/1/07 to 9/30/08	12.09	0.46	(0.68)	(0.22)	(0.46)	—	(0.46)	(0.68)	11.41	(1.94)	34,197	0.85		1.01	3.82	10

Class I
10/1/11 to 9/30/12	$12.29	0.49	0.68	1.17	(0.51)	—	(0.51)	0.66	$12.95	9.68%	$28,639	0.60%		0.79%	3.90%	16%
10/1/10 to 9/30/11	12.33	0.51	(0.04)	0.47	(0.51)	—	(0.51)	(0.04)	12.29	4.01	27,417	0.60		0.80	4.29	12
10/1/09 to 9/30/10	12.28	0.51	0.04	0.55	(0.50)	—	(0.50)	0.05	12.33	4.69	28,169	0.60		0.78	4.19	10
10/1/08 to 9/30/09	11.41	0.50	0.88	1.38	(0.50)	(0.01)	(0.51)	0.87	12.28	12.50	25,624	0.60		0.77	4.35	8
10/1/07 to 9/30/08	12.08	0.49	(0.67)	(0.18)	(0.49)	—	(0.49)	(0.67)	11.41	(1.61)	27,893	0.60		0.76	4.07	10

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

60

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Herzfeld Fund
Class A
9/5/12(6) to 9/30/12	$10.00	0.04	0.17	0.21	—	—	—	0.21	$10.21	2.10	%(4)	$105	1.60	%(3)	37.91	%(3)	5.93%		3	%(4)

Class C
9/5/12(6) to 9/30/12	$10.00	0.03	0.18	0.21	—	—	—	0.21	$10.21	2.10	%(4)	$102	2.35	%(3)	38.62	%(3)	5.21%		3	%(4)

Class I
9/5/12(6) to 9/30/12	$10.00	0.03	0.18	0.21	—	—	—	0.21	$10.21	2.10	%(4)	$1,017	1.35	%(3)	38.61	%(3)	4.39%		3	%(4)

High Yield Fund
Class A
10/1/11 to 9/30/12	$3.85	0.28	0.44	0.72	(0.29)	—	(0.29)	0.43	$4.28	19.19%		$98,701	1.15%		1.31%		6.82%		92%
10/1/10 to 9/30/11	4.17	0.29	(0.32)	(0.03)	(0.29)	—	(0.29)	(0.32)	3.85	(0.82)		86,530	1.21	(7)	1.35		6.93		106
10/1/09 to 9/30/10	3.89	0.31	0.28	0.59	(0.31)	—	(0.31)	0.28	4.17	15.43		101,326	1.35		1.35	(3)	7.69		92
10/1/08 to 9/30/09	3.98	0.31	(0.08)	0.23	(0.32)	—	(0.32)	(0.09)	3.89	7.02		90,560	1.37		1.37		8.88		134
10/1/07 to 9/30/08	4.89	0.34	(0.90)	(0.56)	(0.35)	—	(0.35)	(0.91)	3.98	(12.10)		92,907	1.34		1.34		7.41		100

Class B
10/1/11 to 9/30/12	$3.77	0.24	0.44	0.68	(0.26)	—	(0.26)	0.42	$4.19	18.46%		$307	1.90%		2.06%		6.07%		92%
10/1/10 to 9/30/11	4.08	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.77	(1.66)		404	1.96	(7)	2.10		6.17		106
10/1/09 to 9/30/10	3.82	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.08	14.65		663	2.10		2.10	(3)	6.95		92
10/1/08 to 9/30/09	3.92	0.28	(0.09)	0.19	(0.29)	—	(0.29)	(0.10)	3.82	6.13		1,019	2.12		2.12		8.21		134
10/1/07 to 9/30/08	4.81	0.30	(0.88)	(0.58)	(0.31)	—	(0.31)	(0.89)	3.92	(12.59)		1,366	2.08		2.08		6.63		100

Class C
10/1/11 to 9/30/12	$3.80	0.25	0.44	0.69	(0.26)	—	(0.26)	0.43	$4.23	18.59%		$2,944	1.90%		2.07%		6.07%		92%
10/1/10 to 9/30/11	4.11	0.25	(0.31)	(0.06)	(0.25)	—	(0.25)	(0.31)	3.80	(1.65)		2,028	1.95	(7)	2.10		6.18		106
10/1/09 to 9/30/10	3.85	0.27	0.27	0.54	(0.28)	—	(0.28)	0.26	4.11	14.53		2,119	2.10		2.10	(3)	6.93		92
10/1/08 to 9/30/09	3.94	0.28	(0.08)	0.20	(0.29)	—	(0.29)	(0.09)	3.85	6.36		1,585	2.12		2.12		8.06		134
10/1/07 to 9/30/08	4.84	0.30	(0.89)	(0.59)	(0.31)	—	(0.31)	(0.90)	3.94	(12.72)		1,465	2.09		2.09		6.66		100

Class I
8/8/12(6) to 9/30/12	$4.23	0.04	0.06	0.10	(0.05)	—	(0.05)	0.05	$4.28	2.37	%(4)	$102	0.90	%(3)	1.08	%(3)	6.86	%(3)	92	%(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

61

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets(8)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Multi-Sector Fixed
Income Fund
Class A
10/1/11 to 9/30/12	$10.24	0.62	0.93	1.55	(0.64)	—	(0.64)	0.91	$11.15	15.51%	$196,554	1.13%	1.13%	5.73%	76%
10/1/10 to 9/30/11	10.77	0.66	(0.47)	0.19	(0.72)	—	(0.72)	(0.53)	10.24	1.58	137,395	1.16	1.16	6.07	45
10/1/09 to 9/30/10	9.96	0.67	0.79	1.46	(0.65)	—	(0.65)	0.81	10.77	15.14	125,962	1.16	1.16	6.46	74
10/1/08 to 9/30/09	9.23	0.59	0.85	1.44	(0.71)	—	(0.71)	0.73	9.96	17.34	121,968	1.16	1.16	6.90	85
10/1/07 to 9/30/08	10.89	0.68	(1.66)	(0.98)	(0.68)	—	(0.68)	(1.66)	9.23	(9.46)	88,744	1.15	1.15	6.54	91

Class B
10/1/11 to 9/30/12	$10.22	0.54	0.92	1.46	(0.56)	—	(0.56)	0.90	$11.12	14.59%	$9,974	1.88%	1.88%	5.02%	76%
10/1/10 to 9/30/11	10.75	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.22	0.82	10,685	1.91	1.91	5.31	45
10/1/09 to 9/30/10	9.95	0.59	0.79	1.38	(0.58)	—	(0.58)	0.80	10.75	14.20	13,590	1.91	1.91	5.72	74
10/1/08 to 9/30/09	9.22	0.53	0.84	1.37	(0.64)	—	(0.64)	0.73	9.95	16.47	13,276	1.91	1.91	6.18	85
10/1/07 to 9/30/08	10.88	0.60	(1.66)	(1.06)	(0.60)	—	(0.60)	(1.66)	9.22	(10.16)	11,969	1.90	1.90	5.80	91

Class C
10/1/11 to 9/30/12	$10.31	0.54	0.94	1.48	(0.56)	—	(0.56)	0.92	$11.23	14.65%	$108,595	1.88%	1.88%	4.98%	76%
10/1/10 to 9/30/11	10.84	0.58	(0.47)	0.11	(0.64)	—	(0.64)	(0.53)	10.31	0.80	70,735	1.91	1.91	5.32	45
10/1/09 to 9/30/10	10.02	0.59	0.80	1.39	(0.57)	—	(0.57)	0.82	10.84	14.29	62,214	1.91	1.91	5.71	74
10/1/08 to 9/30/09	9.27	0.52	0.87	1.39	(0.64)	—	(0.64)	0.75	10.02	16.59	41,374	1.90	1.90	5.93	85
10/1/07 to 9/30/08	10.94	0.61	(1.68)	(1.07)	(0.60)	—	(0.60)	(1.67)	9.27	(10.20)	16,828	1.90	1.90	5.80	91

Class I
10/1/11 to 9/30/12	$10.24	0.64	0.93	1.57	(0.66)	—	(0.66)	0.91	$11.15	15.80%	$74,847	0.88%	0.88%	5.93%	76%
10/1/10 to 9/30/11	10.76	0.69	(0.46)	0.23	(0.75)	—	(0.75)	(0.52)	10.24	1.93	22,408	0.91	0.91	6.32	45
10/1/09(6) to 9/30/10	9.95	0.70	0.79	1.49	(0.68)	—	(0.68)	0.81	10.76	15.41 (4)	7,633	0.91 (3)	0.91 (3)	6.78 (3)	74

See Notes to Financial Statements

The footnote legend is at the end of the financial highlights.

62

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets(8)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate
Senior Floating Rate Fund
Class A
10/1/11 to 9/30/12	$9.28	0.49		0.49	0.98	(0.47)	—	—	(0.47)	0.51	$9.79	10.75%		$256,397	1.23%		1.23%		5.06%		56%
10/1/10 to 9/30/11	9.80	0.45		(0.27)	0.18	(0.49)	(0.07)	(0.14)	(0.70)	(0.52)	9.28	1.62		215,427	1.20	(9)	1.19	(9)	4.58		69
10/1/09 to 9/30/10	9.87	0.67		0.09	0.76	(0.64)	(0.19)	—	(0.83)	(0.07)	9.80	8.05		98,790	1.20	(9)	1.15	(9)	6.86		41
10/1/08 to 9/30/09	9.41	0.54		0.47	1.01	(0.55)	— (5)	—	(0.55)	0.46	9.87	11.74		52,987	1.20		1.33		6.00		63
1/31/08(6) to 9/30/08	10.00	0.41		(0.61)	(0.20)	(0.39)	—	—	(0.39)	(0.59)	9.41	(2.12	)(4)	14,349	1.20	(3)	1.80	(3)	6.25	(3)	27	(4)

Class C
10/1/11 to 9/30/12	$9.29	0.41		0.50	0.91	(0.40)	—	—	(0.40)	0.51	$9.80	9.92%		$95,078	1.98%		1.98%		4.31%		56%
10/1/10 to 9/30/11	9.81	0.36		(0.26)	0.10	(0.41)	(0.07)	(0.14)	(0.62)	(0.52)	9.29	0.85		92,623	1.95	(9)	1.94	(9)	3.69		69
10/1/09 to 9/30/10	9.87	0.59		0.10	0.69	(0.56)	(0.19)	—	(0.75)	(0.06)	9.81	7.35		30,116	1.95	(9)	1.92	(9)	6.02		41
10/1/08 to 9/30/09	9.41	0.44		0.51	0.95	(0.49)	— (5)	—	(0.49)	0.46	9.87	10.94		2,740	1.95		2.05		4.82		63
1/31/08(6) to 9/30/08	10.00	0.37		(0.61)	(0.24)	(0.35)	—	—	(0.35)	(0.59)	9.41	(2.59	)(4)	359	1.95	(3)	2.57	(3)	5.58	(3)	27	(4)

Class I
10/1/11 to 9/30/12	$9.27	0.51		0.49	1.00	(0.49)	—	—	(0.49)	0.51	$9.78	11.04%		$94,193	0.98%		0.98%		5.31%		56%
10/1/10 to 9/30/11	9.80	0.46		(0.27)	0.19	(0.51)	(0.07)	(0.14)	(0.72)	(0.53)	9.27	1.78		71,584	0.95	(9)	0.93	(9)	4.67		69
10/1/09 to 9/30/10	9.86	0.64		0.15	0.79	(0.66)	(0.19)	—	(0.85)	(0.06)	9.80	8.44		32,679	0.95	(9)	0.89	(9)	6.56		41
10/1/08 to 9/30/09	9.41	0.58		0.45	1.03	(0.58)	— (5)	—	(0.58)	0.45	9.86	11.94		394	0.95		1.13		6.54		63
1/31/08(6) to 9/30/08	10.00	0.43		(0.61)	(0.18)	(0.41)	—	—	(0.41)	(0.59)	9.41	(1.96	)(4)	232	0.95	(3)	1.56	(3)	6.51	(3)	27	(4)
Wealth Masters Fund

Class A
9/5/12(6) to 9/30/12	$10.00	0.01		0.21	0.22	—	—	—	—	0.22	$10.22	2.20	%(4)	$106	1.45	%(3)	44.72	%(3)	0.78	%(3)	26	%(4)

Class C
9/5/12(6) to 9/30/12	$10.00	—	(5)	0.21	0.21	—	—	—	—	0.21	$10.21	2.10	%(4)	$107	2.20	%(3)	45.67	%(3)	0.04	%(3)	26	%(4)

Class I
9/5/12(6) to 9/30/12	$10.00	0.01		0.21	0.22	—	—	—	—	0.22	$10.22	2.20	%(4)	$818	1.20	%(3)	44.40	%(3)	1.04	%(3)	26	%(4)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	See Note 3C in the Notes to Financial Statements for information on recapture of expenses previously waived.
(10)	Includes extraordinary expenses.

See Notes to Financial Statements

63

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 27 funds are offered for sale, of which seven (each a “Fund”) are reported in this annual report.

The Fund’s investment objectives are outlined in each Fund’s Summary Page.

All the Funds offer Class A and Class C shares with the exception of the CA Tax-Exempt Bond Fund which does not offer Class C shares. All Funds offer Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions. For more information regarding Qualifying Transactions, refer to the prospectus.

Class A shares of the CA Tax-Exempt Bond Fund and Senior Floating Rate Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Bond Fund, High Yield Fund, and Multi-Sector Fixed Income Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Class A shares of the Herzfeld and Wealth Masters Funds are sold with a front-end sales charge of up to 5.75% with some exceptions.

Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC if applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved 12b-1 and/or shareholder servicing plan and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund which include nightly price variance, as well as back testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis which have been approved by the Board. All internally fair valued securities are approved by a valuation committee appointed under the direction of the Board. The Valuation Committee (the “Valuation Committee”) is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Trust. All internally fair valued securities referred to below are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

64

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of business of the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Bond Fund and the High Yield Fund own the following internally fair valued securities and which are categorized as Level 3 in the hierarchy:

Bond Fund	High Yield Fund
United Artists Theatre Circuit, Inc.	United Artists Theatre Circuit, Inc.
Series BD-1 9.300%, 7/1/15	Series AW-0 9.300%, 7/1/15
Series BE-9 9.300%, 7/1/15
Series BD-1 9.300%, 7/1/15
Series 95-A 9.300%, 7/1/15

The significant unobservable inputs used in the fair value measurement of these corporate bonds are based on comparable liquid assets adjusted for accretion rate, current yield, current swap rates, and discount rates related to differences in capital structure and liquidity. Significant increases (decreases) in any of these inputs in isolation would result in a significantly lower (higher) fair value measurement. Generally, a change in the observable market assumptions would have direct impacts to the discount rates used related to capital structure and/or liquidity discounts.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT Investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. For the CA Tax-Exempt Fund, the Multi-Sector Fixed Income Fund and the Senior Floating Rate Fund income distributions are declared and recorded daily and distributed monthly. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

65

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Funds indirectly bear the pro-rata expenses of the underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Derivative Financial Instruments

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Funds.

Futures Contracts: A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized gains or losses. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

A Fund utilizes futures to optimize performance by managing interest rate risk. This permits the fund manager to assemble the portfolio believed to be most attractive while mitigating vulnerability to changes in market interest rates. The potential risks to the Fund are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs.

H.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I.	Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The Funds currently hold assignment loans.

J.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), the Funds’ custodian. Under the terms of the agreement, a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

Effective November 7, 2011, securities lending was suspended on all Virtus Mutual Funds.

66

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note 3. Investment	Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each Fund:

	1st $1 Billion	Over $1 Billion
Bond Fund	0.45%	0.40%
Herzfeld Fund	1.00	0.95
Wealth Masters Fund	0.85	0.80

	1st $1 Billion	$1+ Billion – $2 Billion	$2 + Billion
CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
High Yield Fund	0.65	0.60	0.55
Multi-Sector Fixed Income Fund	0.55	0.50	0.45
Senior Floating Rate Fund	0.60	0.55	0.50

B.	Subadvisers

The Subadvisers manages the investments of each Fund, for which they are paid a fee by the Adviser. The Subadvisers with respect to the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Bond Fund	NF(1)	Multi-Sector Fixed Income Fund	NF(1)
CA Tax-Exempt Bond Fund	NF(1)	Senior Floating Rate Fund	NF(1)
Herzfeld Fund	Herzfeld(2)	Wealth Masters Fund	Horizon(3)
High Yield Fund	NF(1)

(1)	Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus.
(2)	Thomas J, Herzfeld Advisors, Inc.
(3)	Horizon Asset Management, LLC

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit each Fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses), so that such expenses do not exceed the below percentages of the average daily net asset values for the following Funds. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class B	Class C	Class I
Bond Fund	0.85%	1.60%	1.60%	0.60%
CA Tax-Exempt Bond Fund	0.85	—	—	0.60
High Yield Fund	1.15	1.90	1.90	0.90
Senior Floating Rate Fund(1)	1.20	—	1.95	0.95

(1)	Excluding leverage expenses, if any.

The Adviser has contractually agreed to limit the following Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses):

	Class A	Class C	Class I	Through Date
Herzfeld Fund	1.60%	2.35%	1.35%	9/30/13
Wealth Masters Fund	1.45	2.20	1.20	9/30/13

The Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. Each Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration Date
	2013	2014	2015	Total
Bond Fund	$293	$305	$263	$861
CA Tax-Exempt Bond Fund	106	113	112	331
Herzfeld Fund	—	—	25	25
High Yield Fund	—	145	159	304
Wealth Masters Fund	—	—	29	29

67

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2012, it retained net commissions of $87 Class A shares and deferred sales charges of $-5, $4, and $54 for Class A shares, Class B shares and Class C shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under Board approved 12b-1 and/or shareholder service plans as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares, 1.00% for Class B and 1.00% for Class C shares, Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

VP Distributors also serves as the Trust’s Administrator. For the period ended September 30, 2012, the Funds incurred administration fees from the Trust totaling $1,013 which are included in the Statements of Operations.

VP Distributors also serves as the Trust’s transfer agent. For the period ended September 30, 2012, the Funds incurred transfer agent fees from the Trust totaling $1,045 which are included in the Statements of Operations. A portion is paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

At September 30, 2012, Virtus and its affiliates including BMO Bankcorp (a minority investor in Virtus) and its affiliates and the retirement plans of Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Herzfeld Fund
Class A	10,000	$102
Class C	10,000	102
Class I	80,000	817
Multi-Sector Fixed Income Fund
Class I	19,923	222
Senior Floating Rate Fund,
Class I	1,264,280	12,365
Wealth Masters Fund
Class A	10,000	102
Class C	10,000	102
Class I	80,000	818

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2012, were as follows:

	Purchases	Sales
Bond Fund	$92,793	$130,017
CA Tax-Exempt Bond Fund	8,948	12,852
Herzfeld Fund	1,111	22
High Yield Fund	91,383	86,374
Multi-Sector Fixed Income Fund	319,085	193,124
Senior Floating Rate Fund	294,381	231,282
Wealth Masters Fund	1,268	262

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2012, were as follows:

	Purchases	Sales
Bond Fund	$215,026	$231,380
Multi-Sector Fixed Income Fund	36,732	41,224

68

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note 5. Derivative Transactions

($ reported in thousands)

Certain Funds invested in derivative instruments during the reporting period in the form of futures contracts. The primary type of risk associated with the futures contracts is interest rate risk. A Fund may utilize futures in an effort to optimize performance by managing interest rate risk. This permits the portfolio manager to assemble the portfolio believed to be the most attractive while mitigating vulnerability to changes in market interest rates.

For additional information on futures contracts in which the Funds invested in during the reporting period, refer to the Schedule of Investments and Note 2G.

The following is a summary of Bond Fund’s derivative instrument holdings categorized by primary risk exposure as of September 30, 2012 ($ reported in thousands):

Statements of Assets and Liabilities		Statements of Operations

Assets: Variation margin for futures contracts(1)	$1	Net realized gain (loss) on futures	$(101)
Liabilities: None	—	Net change in unrealized appreciation (depreciation) on futures	(70)
Net asset (liability) balance	$1	Total realized and unrealized gain (loss)	$(171)

(1)	Variation margin shown on the Statement of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures contracts.

For the fiscal year ended September 30, 2012, Bond Fund’s average volume of derivative activities is as follows:

Futures Contracts – Sold(2)
$(1,966)

(2)	Notional Amount.

Note 6. Capital	Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Bond Fund				CA Tax-Exempt Bond Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	610	$6,882	600	$6,673	26	$323	45	$523
Reinvestment of distributions	144	1,615	181	2,008	60	756	64	758
Shares repurchased	(791)	(8,902)	(911)	(10,094)	(276)	(3,502)	(282)	(3,338)

Net Increase / (Decrease)	(37)	$(405)	(130)	$(1,413)	(190)	$(2,423)	(173)	$(2,057)

Class B
Sale of shares	— (1)	$1	11	$118	—	$—	—	$—
Reinvestment of distributions	2	18	4	48	—	—	—	—
Shares repurchased	(47)	(518)	(163)	(1,770)	—	—	—	—

Net Increase / (Decrease)	(45)	$(499)	(148)	$(1,604)	—	$—	—	$—

Class C
Sale of shares	243	$2,678	132	$1,432	—	$—	—	$—
Reinvestment of distributions	15	166	21	224	—	—	—	—
Shares repurchased	(231)	(2,549)	(200)	(2,178)	—	—	—	—

Net Increase / (Decrease)	27	$295	(47)	$(522)	—	$—	—	$—

Class I
Sale of shares	1,509	$17,183	481	$5,394	139	$1,754	63	$732
Reinvestment of distributions	213	2,421	322	3,604	24	309	24	288
Shares repurchased	(6,076)	(71,002)	(4,596)	(51,452)	(182)	(2,316)	(140)	(1,661)

Net Increase / (Decrease)	(4,354)	$(51,398)	(3,793)	$(42,454)	(19)	$(253)	(53)	$(641)

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

	Herzfeld Fund				High Yield Fund
		From Inception September 5, 2012 to September 30, 2012			Year Ended September 30, 2012		Year Ended September 30, 2011
		SHARES	AMOUNT		SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares		10	$103		3,582	$14,812	3,313	$13,834
Reinvestment of distributions		—	—		1,222	5,020	1,196	4,964
Shares repurchased		—	—		(4,246)	(17,396)	(6,354)	(26,343)

Net Increase / (Decrease)		10	$103		558	$2,436	(1,845)	$(7,545)

Class B
Sale of shares		—	$—		9	$35	1	$5
Reinvestment of distributions		—	—		4	17	6	25
Shares repurchased		—	—		(47)	(192)	(63)	(256)

Net Increase / (Decrease)		—	$—		(34)	$(140)	(56)	$(226)

Class C
Sale of shares		10	$100		264	$1,077	119	$485
Reinvestment of distributions		—	—		28	116	21	87
Shares repurchased		—	—		(129)	(512)	(122)	(492)

Net Increase / (Decrease)		10	$100		163	$681	18	$80

Class I
Sale of shares		100	$1,000		$24	$100	—	$—
Reinvestment of distributions		—	—		— (1)	1	—	—
Shares repurchased		—	—		—	—	—	—

Net Increase / (Decrease)		100	$1,000		$24	$101	—	$—

	Multi-Sector Fixed Income Fund				Senior Floating Rate Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	8,003	$85,521	5,460	$59,356	12,281	$117,828	24,334	$239,562
Reinvestment of distributions	732	7,902	619	6,720	1,078	10,384	1,106	10,824
Shares repurchased	(4,516)	(48,226)	(4,363)	(47,509)	(10,387)	(99,529)	(12,306)	(118,827)

Net Increase / (Decrease)	4,219	$45,197	1,716	$18,567	2,972	$28,683	13,134	$131,559

Class B
Sale of shares	3	$34	17	$190	—	$—	—	$—
Reinvestment of distributions	35	375	35	382	—	—	—	—
Shares repurchased	(186)	(1,999)	(271)	(2,957)	—	—	—	—

Net Increase / (Decrease)	(148)	$(1,590)	(219)	$(2,385)	—	$—	—	$—

Class C
Sale of shares	3,878	$42,083	2,287	$25,013	2,056	$19,804	9,035	$89,551
Reinvestment of distributions	276	2,996	207	2,261	291	2,806	302	2,954
Shares repurchased	(1,341)	(14,488)	(1,375)	(15,077)	(2,617)	(25,125)	(2,438)	(23,399)

Net Increase / (Decrease)	2,813	$30,591	1,119	$12,197	(270)	$(2,515)	6,899	$69,106

Class I
Sale of shares	5,681	$61,113	2,166	$23,722	6,486	$62,017	11,585	$114,694
Reinvestment of distributions	162	1,754	37	404	280	2,694	329	3,228
Shares repurchased	(1,318)	(14,122)	(725)	(7,896)	(4,858)	$(46,576)	(7,529)	$(73,093)

Net Increase / (Decrease)	4,525	$48,745	1,478	$16,230	1,908	$18,135	4,385	$44,829

(1) Amount is less than 500.

70

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

	Wealth Masters Fund
	From Inception September 5, 2012 to September 30, 2012
	SHARES	AMOUNT

Class A
Sale of shares	10	$104
Reinvestment of distributions	—	—
Shares repurchased	—	—

Net Increase / (Decrease)	10	$104

Class C
Sale of shares	10	$105
Reinvestment of distributions	—	—
Shares repurchased	—	—

Net Increase / (Decrease)	10	$105

Class I
Sale of shares	80	$800
Reinvestment of distributions	—	—
Shares repurchased	—	—

Net Increase / (Decrease)	80	$800

Note 7. 10% Shareholders

As of September 30, 2012, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
CA Tax-Exempt Bond Fund	34%	2
Herzfeld Fund	83	1	*
Multi-Sector Fixed Income Fund	14	1
Senior Floating Rate Fund	39	1
Wealth Masters Fund	99	1	*

*	Includes affiliated shareholder accounts.

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2012, certain Funds held securities issued by various companies in specific sectors or countries as detailed below:

Fund	Sector	Percentage of Total Investments
Senior Floating Rate Fund	Consumer Discretionary	28%
Wealth Masters Fund	Consumer Discretionary	37%

Note 9. Indemnifications

Under the Trust’s organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk loss to be remote.

71

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note 10. Other

On July 20, and September 17, 2012, the Bond Fund had an institutional investor redeem 2,386,764 and 2,468,304 shares of class I for $27,997 and $28,978 ($ reported in thousands) which comprised 17% and 21% of the shares outstanding on the dates of redemptions, respectively.

Note 11. Federal Income Tax Information

($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bond Fund	$102,189	$5,881	$(178)	$5,703
CA Tax-Exempt Bond	51,962	5,336	(449)	4,887
Herzfeld Fund	1,295	19	(1)	18
High Yield Fund	97,175	5,134	(700)	4,434
Multi-Sector Fixed Income	377,932	19,809	(3,837)	15,972
Senior Floating Rate Fund	471,463	6,743	(3,510)	3,233
Wealth Masters Fund	1,012	24	(8)	16

The Funds have capital loss available to offset future realized capital gains, through the indicated expiration dates shown below:

	2015	2016	2017	2018	2019	No Expiration	Total
Bond Fund	$1,794	$1,080	$3,798	$—	$—	$—	$6,672
High Yield Fund	—	—	16,844	9,151	—	—	25,995

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the Period ended September 30, 2012, the following Funds utilized losses deferred in prior years against current year capital gains:

Bond Fund	$6,713
CA Tax-Exempt Bond	104
High Yield Fund	333
Multi-Sector Fixed Income Fund	1,663

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30,2012, the Funds deferred and recognized post-October losses as follow:

	Capital Loss Deferred	Capital Loss Recognized
High Yield Fund	$3,176	$—
Senior Floating Rate Fund	—	714

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains		Undistributed Tax-Exempt Income
Bond Fund	$41	$—		$—
CA Tax-Exempt Bond	—	769		—	(1)
Herzfeld Fund	3	—	(1)	—
High Yield Fund	90	—		—
Multi-Sector Fixed Income	394	4,181		—
Senior Floating Rate Fund	678	162		—
Wealth Masters Fund	5	—	(1)	—

(1) Amount less than $500.

For the period ended September 30, 2012, the CA Tax-Exempt Bond Fund distributed $2,273 of exempt interest dividends.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

72

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note 12. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2012, the Funds recorded reclassifications to increase (decrease) the accounts as listed below ($ reported in thousands):

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)		Accumulated Net Realized Gain (Loss)
Bond Fund	$—		$2		$(2)
Herzfeld Fund	—		—	(1)	— (1)
High Yield Fund	45		47		(92)
Multi-Sector Fixed Income	—	(1)	219		(219)
Senior Floating Rate Fund	—	(1)	44		(44)

(1) Amount less than $500.

Note 13. Borrowings

($ reported in thousands)

On April 30, 2012, the Senior Floating Rate Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $100,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance (the commitment fee). Total fees paid and accrued for the period ended September 30, 2012, were commitment fees of $84 and interest expenses of $108 which are combined in interest expense and fees on the Statement of Operations. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From April 30, 2012 to September 30, 2012, the average daily borrowings under the Agreement and the weighted daily average interest rate were $21,234 and 1.190%, respectively. Borrowings outstanding at September 30, 2012 as shown on the Statement of Assets and Liabilities are as follows:

	Interest Rate	Term
$ 20,000	1.166%	30 days

Note 14. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable.

Restricted securities are not illiquid securities as defined above registered under the Securities Act of 1933 as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2012, the Funds did not hold any illiquid and restricted Securities.

Note 15. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of AUS No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 16. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Virtus Bond Fund, Virtus CA Tax-Exempt Bond Fund, Virtus Herzfeld Fund, Virtus High Yield Fund, Virtus Multi-Sector Fixed Income Fund, Virtus Senior Floating Rate Fund, and Virtus Wealth Masters Fund, each a series of Virtus Opportunities Trust, (the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the Funds at September 30, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 21, 2012

74

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2012

For the fiscal year ended September 30, 2012, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Bond Fund	—%	—%	$—
CA Tax-Exempt Bond	—	—	769
Herzfeld Fund	53	26	—	(1)
High Yield Fund	—	—	—
Multi-Sector Fixed Income	—	—	4,181
Senior Floating Rate Fund	—	—	162
Wealth Masters Fund	12	10	—	(1)

For federal income tax purposes, 100% of the income dividends paid by the CA Tax-Exempt Bond Fund qualify as exempt-interest dividends.

(1)	Amount less than $500.

75

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

FOR

VIRTUS HERZFELD FUND

VIRTUS WEALTH MASTERS FUND

(EACH A “FUND”, COLLECTIVELY, THE “FUNDS”)

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Funds and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement”, collectively the “Subadvisory Agreements” and together with the Advisory Agreement, the “Agreements”) among each Fund, VIA and Thomas J. Herzfeld Advisors, Inc. (“Herzfeld”) and Horizon Asset Management, LLC (“Horizon”), respectively (each a “Subadviser” and collectively, the “Subadvisers”). At an in-person meeting held on June 4-6, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the establishment of the Agreements, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of each Fund and its respective shareholders.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and the Subadvisers; (2)applicable comparative performance information; (3) the level and method of computing the Funds’ advisory and subadvisory fees, and comparisons of the Funds’ proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their respective affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the respective Subadviser’s relationship with the Fund(s)); (6) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (7) possible conflicts of interest; and (8) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of each Fund’s portfolio. Under this structure, VIA is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services expected to be provided by VIA and its affiliates to each Fund; (e) VIA’s expected supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that VP Distributors, LLC, an affiliate of VIA, was expected to serve as administrator, distributor and transfer agent to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of its duties with respect to other Virtus Mutual Funds through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services to be provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including the Subadviser’s Form ADV, as well as for certain Subadvisers a presentation provided by the Subadviser’s senior portfolio management personnel. With respect to each Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the respective Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering approval of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VIA and the Subadvisers were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the applicable Fund(s).

76

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

FOR

VIRTUS HERZFELD FUND

VIRTUS WEALTH MASTERS FUND

(EACH A “FUND”, COLLECTIVELY, THE “FUNDS”)

BY THE BOARD OF TRUSTEES (Continued)

Investment Performance

Because the Funds had not commenced operations, the Board could not evaluate prior investment performance for each Fund. With respect to the Wealth Masters Fund, the Board reviewed and was satisfied with comparative performance information of an index that would be used as the basis of the Fund’s investment strategy

Management Fees and Total Expenses

The Board considered the fees proposed for advisory services as well as the expected total expense levels of each Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for each Fund were within the range of other funds deemed to be comparable to the Fund by management. The Board noted that each Fund was expected to have an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for each Fund would be paid by VIA out of its advisory fee rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the expected size of each Fund and the impact on expenses.

The Board concluded that the proposed advisory and subadvisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the expected profitability of VIA for its management of the Funds, as well as the expected profitability of its affiliates for managing and providing other services to each Fund, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. Attention was paid to the methodology used to allocate costs to each Fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the expected profitability to VIA and its affiliates from the Funds was reasonable in light of the quality of the services to be rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their respective relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA should be expected to realize economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also expected to be implemented for the Funds. The Board also took into account management’s discussion of each Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Funds. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of each Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the expected size of the Fund to be managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Funds to compensate it for providing shareholder services and selling activities, which could lead to growth in the Funds’ assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also was expected to provide administrative and transfer agency services to the Funds. The Board noted management’s discussion of the fact that there were no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Funds, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of each Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

77

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the trustees and officers of the Trust as of September 30, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 47 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 62 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011),Virtus Global Multi-Sector Fixed Income Fund; Trustee (since 2011), Virtus Total Return Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 51 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 47 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 49 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

78

FUND MANAGEMENT TABLES (Continued)

(Unaudited)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

79

Virtus Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated October 5, 2012 to the Summary Prospectus and

Statutory Prospectus dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective October 3, 2012, a number of modifications affecting the Virtus Bond Fund have taken place. These changes are described more fully below.

•	The fund’s portfolio management strategies and risks have been modified.

Accordingly, the disclosure under “Principal Investment Strategies” in the fund’s summary prospectus and in the summary section of the statutory prospectus is hereby replaced with the following:

The fund seeks to generate high total return from both current income and capital appreciation by investing primarily in intermediate-term debt securities across 14 fixed income sectors. The fund seeks to achieve its objective by applying a time-tested approach of active sector rotation, extensive credit research and disciplined risk management designed to capitalize on opportunities across undervalued areas of the fixed income markets.

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers, to include some or all of the following:

ð

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;

ð	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions;

ð

Investment-grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization; and

ð	High-yield debt instruments, including bank loans (which are generally floating-rate).

The disclosure under “Principal Risks” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby modified to add the following:

ð

Emerging Market Risk. The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

ð	Foreign Investing Risk. The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.
ð

Loan Participation Risk. The risk that there may not be a readily available market for loan participation interests and, in some cases, the fund may have to dispose of such securities at a substantial discount from face value. Loan participations also involve the credit risk associated with the underlying corporate borrower.

The disclosure under “Principal Investment Strategies” on page 110 of the fund’s statutory prospectus is hereby replaced with the following:

Under normal circumstances, the fund invests at least 80% of its assets in fixed income debt obligations of various types of issuers. The fund’s average duration will be similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. At least 65% of the fund’s assets will be invested in investment-grade securities, which are securities rated, at the time of investment, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund may invest up to 35% of its total assets in securities rated below investment grade at time of purchase. The fund may continue to hold securities whose credit quality falls below investment grade.

The fund seeks to achieve its objective by applying a time-tested approach and extensive credit research designed to capitalize on opportunities across undervalued areas of the bond markets. Under normal circumstances, the fund’s investments will include some or all of the following:

•

Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), and other pass-through securities;

•	Debt securities issued by foreign issuers, including foreign governments and their political subdivisions, and issuers located in emerging markets;

•	Investment grade securities (primarily of U.S. issuers, secondarily of non-U.S. issuers), including short-term securities; and

•	High-yield debt instruments, including bank loans (which are generally floating-rate).

The fund may invest in all or some of these sectors. The fund’s policy of investing 80% of its assets in bonds may be changed only upon 60 days’ written notice to shareholders.

The fund employs active sector rotation and disciplined risk management to portfolio construction. The fund seeks diversification among various sectors of the fixed income markets, which, as of the date of this Prospectus, may include some or all of the following: corporate investment grade; corporate high yield; bank loans; non-agency commercial mortgage-backed securities (“CMBS”); agency and non-agency residential mortgage-backed securities (“RMBS”); non-U.S. dollar securities; emerging market high yield; Yankee investment grade bonds; asset-backed securities; taxable municipal bonds; tax-exempt municipal bonds; and securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities, or instrumentalities.

The fund’s investable assets are typically allocated among various sectors of the fixed income market using a top-down, relative value approach that looks at factors such as yield and spreads, supply and demand, investment environment, and sector fundamentals. The subadviser then selects particular investments using a bottom-up, fundamental research-driven analysis that includes assessment of credit risk, company management, issue structure, technical market conditions, and valuations. Securities selected for investment are those that the subadviser believes offer the best potential to achieve the fund’s investment objective of providing a high level of total return, including a competitive level of current income. The subadviser seeks to adjust the proportion of fund investments primarily in the sectors described above and the selections within sectors to obtain higher relative returns. The subadviser regularly reviews the fund’s portfolio construction, endeavoring to minimize risk exposure by closely monitoring portfolio characteristics such as sector concentration and portfolio duration and by investing no more than 5% of the fund’s total assets in securities of any single issuer (excluding the U.S. government, its agencies, authorities or instrumentalities).

The fund manages duration utilizing a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security’s payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. Under normal circumstances, the fund’s average duration is maintained at a level similar to that of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. As of September 30, 2012, the modified adjusted duration of the Barclays Capital U.S. Aggregate Bond Index was 4.85 years; the modified adjusted duration of the fund is expected to be similar in duration to the benchmark. Typically, for a fund maintaining a modified adjusted duration of 4.85 years, a one percent increase in interest rates would cause a 4.85% decrease in the value of the fund’s fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund’s fixed income assets to increase by 4.85%.

•	The following disclosure hereby replaces the current disclosure under “Portfolio Management” in the fund’s summary prospectus and in the summary section of the statutory prospectus:

ð	David L. Albrycht, CFA, Chief Investment Officer and Senior Portfolio Manager at Newfleet. Mr. Albrycht has served as a Portfolio Manager of the fund since October 2012.
ð	Christopher J. Kelleher, CFA, CPA, Managing Director and Senior Portfolio Manager at Newfleet. Mr. Kelleher has served as a Portfolio Manager of the fund since October 2012.

•

Certain of the risks associated with the fund’s Principal Investment Strategies have changed. Accordingly, the table under “More Information About Risks Related to Principal Investment Strategies” on page 108 is hereby modified by adding an “x” in the following rows, thereby indicating that the named risk applies to the fund: Foreign Investing, Currency Rate, Emerging Market Investing and Loan Participations.

•	The table under “Newfleet” on page 157 regarding portfolio managers is amended by replacing the row pertaining to the fund with the following:

Virtus Bond Fund	David L. Albrycht, CFA (since October 2012) Christopher J. Kelleher, CFA, CPA (since October 2012)

•	The narrative under the table is amended by adding the following:

Christopher J. Kelleher, CFA, CPA. Mr. Kelleher is Managing Director and Senior Portfolio Manager (since January 2012) at Newfleet. Prior to joining Newfleet, Mr. Kelleher was retired for two years from Goodwin, where he was Managing Director and Senior Portfolio Manager (1997 to January 2010). Previously, he was an investment officer with Phoenix Life Insurance Company (1983 to 1997), formerly an affiliate of Goodwin and VIA. Mr. Kelleher also is co-portfolio manager for Virtus Balanced Fund and Virtus Low Duration Income Fund. He has more than 25 years of investment experience in all bond market sectors, including both publicly traded and private placements.

•

The table under “Additional Investment Techniques” on page 128 is hereby modified by adding an “x” to the following rows, thereby indicating that the named technique may be used by the fund: Convertible Securities, Equity Securities, When-Issued and Delayed Delivery Securities and Zero Coupon, Step Coupon, Deferred Coupon and PIK Bonds. Additionally, the “x” in each of the following rows is hereby removed, thereby indicating that the named techniques are no longer “additional investment techniques” of the fund: Foreign Investing and Variable, Floating Rate and Variable Amount Securities.

All other disclosure concerning the fund, including fees and expenses, remains unchanged.

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VOT 8020/Bond PM&StratChanges (10/2012)

Virtus Senior Floating Rate Fund,

a series of Virtus Opportunities Trust

Supplement dated August 2, 2012 to the Summary Prospectus and

Statutory Prospectus, each dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective August 1, 2012, Francesco Ossino was added to the portfolio management team for Virtus Senior Floating Rate Fund. Accordingly, the fund’s summary prospectus and statutory prospectus are revised as described below.

The disclosure under “Portfolio Management” in the fund’s summary prospectus and the summary section of the statutory prospectus is hereby replaced with the following:

ð

David L. Albrycht, CFA, Chief Investment Officer – Multi-Sector Fixed Income Strategies and Senior Portfolio Manager at Newfleet, is a manager of the fund. Mr. Albrycht has been Portfolio Manager since the fund’s inception in 2008.

ð	Kyle A. Jennings, CFA, Senior Managing Director and Head of Credit Research at Newfleet, is a manager of the fund. Mr. Jennings has been Portfolio Manager since the fund’s inception in 2008.
ð	Francesco Ossino, Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, is a manager of the fund. Mr. Ossino has been Portfolio Manager since August 2012.

The table under “Newfleet” in the section “Portfolio Management” on page 127 of the statutory prospectus is hereby revised by replacing the row for Virtus Senior Floating Rate Fund with the following:

Virtus Senior Floating Rate Fund	David L. Albrycht, CFA (since 2008) Kyle A. Jennings, CFA (since 2008) Francesco Ossino (since August 2012)

The disclosure following the table is hereby revised by adding the following to the biographical information for the Newfleet portfolio managers:

Francesco Ossino. Mr. Ossino is Senior Managing Director and Sector Head of the Bank Loan asset class at Newfleet, with a primary focus on floating rate bank loan products. Prior to joining Virtus in August 2012, Mr. Ossino was a portfolio manager at Hartford Investment Management Company (2004 – 2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. Previously, he held a variety of credit analyst and portfolio management positions at CIGNA (2002 – 2004), HVB Bank (2000 – 2002) and FleetBoston Financial (1996 – 2000).

Investors should retain this supplement with the Summary Prospectus and the Statutory Prospectus for future reference.

VOT 8020/SFR PMs (8/2012)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site http://Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874

Providence, RI 02940-8074

For more information about Virtus Mutual Funds, please call your financial representative, contact us at 1-800-243-1574 or Virtus.com.

8008B	11-12

Annual Report

Virtus Emerging Markets Debt Fund

Virtus Emerging Markets Equity Income Fund

Virtus Global Commodities Stock Fund*

Virtus Global Dividend Fund

Virtus Global Opportunities Fund

Virtus Global Real Estate Securities Fund

Virtus Greater Asia ex Japan Opportunities Fund

Virtus Greater European Opportunities Fund

Virtus International Equity Fund

Virtus International Real Estate Securities Fund

Virtus International Small-Cap Fund

* Prospectus Supplement applicable to this fund appears at the back of this Annual Report.

TRUST NAME: VIRTUS OPPORTUNITIES TRUST	September 30, 2012

Not FDIC Insured	No Bank Guarantee	May Lose Value

Message to Shareholders			1
Disclosure of Fund Expenses			2
Key Investment Terms			4

Fund	Fund Summary	Schedule of Investments

Virtus Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)	7	33
Virtus Emerging Markets Equity Income Fund (“Emerging Markets Equity Income Fund”)	9	36
Virtus Global Commodities Stock Fund (“Global Commodities Stock Fund”)	11	38
Virtus Global Dividend Fund (“Global Dividend Fund”) (f/k/a Virtus Global Infrastructure Fund)	13	39
Virtus Global Opportunities Fund (“Global Opportunities Fund”)	15	41
Virtus Global Real Estate Securities Fund (“Global Real Estate Securities Fund”)	18	43
Virtus Greater Asia ex Japan Opportunities Fund (“Greater Asia ex Japan Opportunities Fund”)	21	45
Virtus Greater European Opportunities Fund (“Greater European Opportunities Fund”)	24	47
Virtus International Equity Fund (“International Equity Fund”)	26	49
Virtus International Real Estate Securities Fund (“International Real Estate Securities Fund”)	28	51
Virtus International Small-Cap Fund (“International Small-Cap Fund”)	31	53
Statements of Assets and Liabilities			55
Statements of Operations			58
Statements of Changes in Net Assets			61
Financial Highlights			67
Notes to Financial Statements			72
Report of Independent Registered Public Accounting Firm			84
Tax Information Notice			85
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees			86
Fund Management Tables			88

Proxy Voting Procedures and Voting Record (Form N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, only to rebound strongly in the third quarter and end the 12-month period in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended September 30, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 30.20 percent, far surpassing international equities, which rose 20.98 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose 5.16 percent for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, at just 1.64 percent at the end of September.

As we enter the final quarter of 2012, the economic strength of the United States, Europe, and China remains tenuous. The onus is on U.S. government to avoid the dangers of the “fiscal cliff” and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2012

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses

For the six-month period of April 1, 2012 to September 30, 2012 (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Emerging Markets Debt Fund**
Actual
Class A	$1,000.00	$1,009.00	1.35%	$0.89
Class C	1,000.00	1,009.00	2.10	1.38
Class I	1,000.00	1,010.00	1.10	0.72
Hypothetical (5% return before expenses since inception)
Class A	1,000.00	1,002.39	1.35	0.89
Class C	1,000.00	1,001.90	2.10	1.38
Class I	1,000.00	1,002.56	1.10	0.72
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.17	1.35	6.83
Class C	1,000.00	1,014.37	2.10	10.63
Class I	1,000.00	1,019.43	1.10	5.57
Emerging Markets Equity Income Fund**
Actual
Class A	$1,000.00	$1,059.00	1.75%	$1.17
Class C	1,000.00	1,058.00	2.50	1.69
Class I	1,000.00	1,059.00	1.50	1.01
Hypothetical (5% return before expenses since inception)
Class A	1,000.00	1,002.14	1.75	1.14
Class C	1,000.00	1,001.64	2.50	1.64
Class I	1,000.00	1,002.29	1.50	0.99
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.14	1.75	8.86
Class C	1,000.00	1,012.34	2.50	12.66
Class I	1,000.00	1,017.41	1.50	7.59
Global Commodities Stock Fund
Actual
Class A	$1,000.00	$1,046.20	1.65%	$8.44
Class C	1,000.00	1,043.30	2.40	12.26
Class I	1,000.00	1,048.30	1.40	7.17
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.65	1.65	8.35
Class C	1,000.00	1,012.85	2.40	12.15
Class I	1,000.00	1,017.91	1.40	7.09
Global Dividend Fund
Actual
Class A	$1,000.00	$1,066.60	1.33%	$6.87
Class C	1,000.00	1,062.90	2.08	10.73
Class I	1,000.00	1,068.70	1.07	5.53
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.27	1.33	6.73
Class C	1,000.00	1,014.47	2.08	10.53
Class I	1,000.00	1,019.58	1.07	5.42
Global Opportunities Fund
Actual
Class A	$1,000.00	$1,041.00	1.55%	$7.91
Class B	1,000.00	1,037.60	2.30	11.72
Class C	1,000.00	1,036.60	2.30	11.71
Class I***	1,000.00	1,055.40	1.30	1.93
Hypothetical (5% return before expenses since inception)
Class I***	1,000.00	1,005.35	1.30	1.89
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.15	1.55	7.85
Class B	1,000.00	1,013.36	2.30	11.64
Class C	1,000.00	1,013.36	2.30	11.64
Class I	1,000.00	1,018.42	1.30	6.58

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Continued)

For the six-month period of April 1, 2012 to September 30, 2012 (Unaudited)

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Global Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,051.20	1.40%	$7.18
Class C	1,000.00	1,046.80	2.15	11.00
Class I	1,000.00	1,052.40	1.15	5.90
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.91	1.40	7.09
Class C	1,000.00	1,014.12	2.15	10.88
Class I	1,000.00	1,019.18	1.15	5.82
Greater Asia ex Japan Opportunities Fund
Actual
Class A	$1,000.00	$1,082.70	1.80%	$9.37
Class C	1,000.00	1,078.80	2.55	13.25
Class I	1,000.00	1,084.00	1.55	8.08
Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.89	1.80	9.11
Class C	1,000.00	1,012.09	2.55	12.91
Class I	1,000.00	1,017.15	1.55	7.85
Greater European Opportunities Fund
Actual
Class A	$1,000.00	$1,063.70	1.45%	$7.48
Class C	1,000.00	1,058.60	2.20	11.32
Class I	1,000.00	1,064.30	1.20	6.19
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.66	1.45	7.34
Class C	1,000.00	1,013.86	2.20	11.14
Class I	1,000.00	1,018.92	1.20	6.08
International Equity Fund
Actual
Class A	$1,000.00	$1,027.30	1.50%	$7.60
Class C	1,000.00	1,021.90	2.25	11.37
Class I	1,000.00	1,027.70	1.25	6.34
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.46	1.50	7.59
Class C	1,000.00	1,013.66	2.25	11.39
Class I	1,000.00	1,018.67	1.25	6.33
International Real Estate Securities Fund
Actual
Class A	$1,000.00	$1,089.10	1.50%	$7.83
Class C	1,000.00	1,083.60	2.25	11.72
Class I	1,000.00	1,089.50	1.25	6.53
Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.41	1.50	7.59
Class C	1,000.00	1,013.61	2.25	11.39
Class I	1,000.00	1,018.67	1.25	6.33

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
International Small-Cap Fund**
Actual
Class A	$1,000.00	$1,009.00	1.60%	$1.05
Class C	1,000.00	1,009.00	2.35	1.55
Class I	1,000.00	1,010.00	1.35	0.89
Hypothetical (5% return before expenses since inception)
Class A	1,000.00	1,002.24	1.60	1.04
Class C	1,000.00	1,001.73	2.35	1.55
Class I	1,000.00	1,002.39	1.35	0.89
Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.90	1.60	8.10
Class C	1,000.00	1,013.10	2.35	11.90
Class I	1,000.00	1,018.17	1.35	6.83

*	Expenses are equal to the relevant Funds’ annualized expense ratio, which is net of waived fees, reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

**	Inception date is September 5, 2012. Expenses are equal to the Fund’s annualized expense ratio which is net of waived fees, reimbursed expenses, if applicable, multiplied by the average account value over the period multiplied by the number of days (24) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one half-year period.

***	Inception date of Class I for the Global Opportunities Fund is August 8, 2012. Expenses are equal to the Fund’s annualized expense ratio which is net of waived fees, reimbursed expenses, if applicable, multiplied by the average account value over the period multiplied by the number of days (53) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one half-year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE EPRA/NAREIT Developed Rental ex U.S. Index (Net)

The FTSE EPRA/NAREIT Developed Rental ex U.S. Index is a free-float market capitalization index measuring international real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested.

FTSE EPRA/NAREIT Developed Rental Index (Net)

The FTSE EPRA/NAREIT Developed Rental Index is a free-float market capitalization index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA/ NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested.

Global Dividend Linked Benchmark

The Global Dividend Linked Benchmark consists of the MSCI World Infrastructure Sector Capped Index. This is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Performance of the Global Dividend Linked Benchmark prior to 9/1/2008 represents an allocation consisting of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index. The index is unmanaged and not available for direct investment.

iShares®

Represents shares of an open-end exchange-traded fund.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)

The J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the J.P. Morgan EMBI Global Index. The index limits the weights of those countries with larger debt stock by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified Index are identical to those covered by the EMBI Global Index. The EMBI Global Index tracks total returns

4

KEY INVESTMENT TERMS (Continued)

for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The index is unmanaged and not available for direct investment.

MSCI AC Asia Pacific ex Japan Index (Net)

The MSCI AC Asia Pacific Japan Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed and emerging markets in Asia (excluding Japan), as well as Australia and New Zealand. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI AC World Commodity Producer Sector Capped Index (Net)

The MSCI AC World Commodity Producer Sector Capped Index (net) is a market capitalization weighted index that measures performance of developed and emerging market commodity producers within the energy, metals and agriculture sectors. Each of the three sectors is equally weighted within the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI AC World Ex U.S. Small Cap Index (Net)

The MSCI AC World Index ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI AC World Index (Net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI EAFE® Index (Net)

The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested.

MSCI Emerging Markets Index (Net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI Europe Index (Net)

The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Currently, the MSCI Europe Index consists of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

MSCI WorldSM Index (Net)

A free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.

MSCI World Infrastructure Sector Capped Index

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. Prior to September 1, 2008, the index allocation was 65% MSCI USA/utilities index, 20% MSCI World Telcom Services index and 15% MSCI World ex USA utilities index.

5

KEY INVESTMENT TERMS (Continued)

PIK (Payment-in-Kind Security)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE3)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Sponsored ADR (American Depositary Receipt)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

Thomson Reuters/Jefferies CRB Index

The Thomson Reuters/Jefferies CRB Index is a weighted index designed to measure commodity performance. The index is calculated using 19 commodity sectors and rebalanced monthly to its fixed target weightings. The index is unmanaged and not available for direct investment.

When-issued and forward comitments (delayed delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

6

Emerging Markets Debt Fund†	Ticker Symbols: Class A: VEDAX Class C: VEDCX Class I: VIEDX

¢	The Fund is diversified and has an investment objective of seeking total return from current income and capital appreciation.

¢

For the fiscal period September 5, 2012 (inception date) through September 30, 2012, the Fund’s Class A shares at NAV returned 0.90%*, Class C shares returned 0.90%*, and Class I shares returned 1.00%.* For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 0.20%*, and the JPMorgan Emerging Markets Bond Global Diversified Index, the Fund’s style-specific benchmark appropriate for comparison, returned 1.14%.*

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Corporate Bonds and Notes		63%
Financials	27%
Energy	16
Materials	8
Industrials	5
Other Sectors	7
Foreign Government Securities		36
Other (includes short-term investments)		1

Total		100%

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

†	The Fund is less than six months old – No commentary required.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

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Emerging Markets Equity Income Fund†	Ticker Symbols: Class A: VEIAX Class C: VEICX Class I: VEIIX

¢	The Fund is diversified and has an investment objective of seeking capital appreciation and income.

¢

For the period September 5, 2012 (inception date) through September 30, 2012, the Fund’s Class A shares at NAV returned 5.90%*, Class C shares returned 5.80%*, and Class I shares returned 5.90%.* For the same period, the S&P 500® Index, a broad-based equity index, returned 2.79%*, and the MSCI Emerging Markets Index (Net), the Fund’s style-specific benchmark appropriate for comparison, returned 6.87%.*

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Financials	22%
Energy	14
Information Technology	12
Materials	11
Consumer Discretionary	10
Consumer Staples	5
Telecommunication Services	5
Other (includes short-term investments)	21

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

†	The Fund is less than six months old – No commentary required.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

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Global Commodities Stock Fund	Ticker Symbols: Class A: VGCAX Class C: VGCCX Class I: VGCIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 22.30%, Class C shares returned 21.40%, and Class I shares returned 22.67%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the MSCI AC World Commodity Producer Sector Capped Index (net), the Fund’s style-specific benchmark appropriate for comparison, returned 13.43%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	In the year ended Sept. 29, 2012 the S&P 500® Index rose 27.3%, and with dividends returned 30.20%. It was not only a strong performance, it was very strong compared to other major global indices.

¢

Its strength derived primarily from the relatively strong performance of the U.S. economy — both in prospective terms, based on forecasts, and in actual terms—compared with other industrial economies, most notably the nations in the European Union, particularly the eurozone.

¢

Although the U.S. economy weakened through the twelve months, which meant corporate earnings and forecasts also weakened, it remained well above recession levels at a time when Britain and the eurozone were hovering above recession or actually in recession.

¢

Commodity prices, as measured by the Thomson Reuters/Jefferies CRB Index also weakened—from 303 to as low as 267 in June. Thereafter, they rallied, led primarily by the grains, precious metals, and crude oil.

¢	The price of West Texas Intermediate Crude Oil rose from $77.69 in June to as high as $100 on Sept. 14th amid fears of an Israeli-Iranian crisis, pulling back to $92 at quarter-end.
¢

Gold had been in a huge rally in the summer of 2011, touching a record of $1,917 on September 10, 2011, but it fell sharply after Mario Draghi took over at the European Central Bank (ECB) on November 1, 2011, immediately cut the lending rate, and more importantly, introduced a large-scale rollover of short-term ECB loans to banks within the system into three-year loans at the short-term rate. That seemed to end the Euro crisis and investors fled from precious metals into financial assets.

¢	By last June, new Euro worries were developing and gold, which was as low as $1,530 in May, began a rally that would carry it to $1,780 in September.

¢

In recent months, investor focus has shifted somewhat from focus on the economy and earnings to the U.S. elections, which many observers feel could have unusually large implications for the capital markets.

What factors affected the Fund’s performance during its fiscal year?

The big decisions we made were:

¢	We decided in the spring to increase in the Fund’s exposure to non-economy-driven commodity companies in agriculture and precious metals.

¢

As the drought intensified in the U.S. Midwest, we increased the Fund’s exposure to companies involved in supplying inputs to grain producers, and reduced exposure to companies engaged in production and distribution of meats.

¢	We slashed the Fund’s exposure to the most cyclical of the commodity groups—base metals.

¢

We increased the Fund’s precious metals weighting while reducing the Fund’s exposure to bullion-related financial products, believing that the gold mining stocks were at an historically low valuation relative to gold.

¢

Within the Energy sector, we reduced the Fund’s exposure to North American oil producers and increased the Fund’s weighting in companies supplying advanced technology for exploration and production of oil and gas—onshore and offshore.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counter party risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Materials	56%
Energy	27
Industrials	6
Consumer Staples	1
Other (includes short-term investments)	10

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Commodities Stock Fund (Continued)

Average Annual Total Returns[1] for period ended 9/30/12

	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	22.30%	-0.13%		3/15/11
Class A Shares at POP[3,4]	15.27	-3.89		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	21.40	-0.84		3/15/11
Class I Shares at NAV[2]	22.67	0.14		3/15/11
S&P 500® Index	30.20	10.20	[5]	—
MSCI AC World Commodity Producer Sector Capped Index (net)	13.43	-6.48	[5]	—

Fund Expense Ratios6: A Shares: Gross 5.48%, Net 1.65%; C Shares: Gross 6.23%, Net 2.40%; I Shares: Gross 5.23%, Net 1.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012 and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through March 31, 2012. Effective April 1, 2012, the waiver is voluntary and may discontinue at any time. Gross Expense: Does not reflect the effect of the fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Dividend Fund	Ticker Symbols: Class A: PGUAX Class C: PGUCX Class I: PGIUX

¢	The Fund is diversified and has an investment objective of both capital appreciation and current income.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 20.80%, Class C shares returned 19.97%, and Class I shares returned 21.19%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the Global Dividend Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned 16.06%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

Over the last 12 months the market has rallied significantly, overcoming some periods of caution and volatility as investors have moved between risk-off and risk-on. During the first half of the fiscal year, the equity markets rebounded primarily due to easing concerns about a double dip U.S. recession on the back of better than expected economic data. However, the rally was narrowly-based on low volume, with gains in the second fiscal quarter driven predominately by technology and financials.

¢

The broader equity markets experienced a return to volatility in the third fiscal quarter tied to concerns over the European sovereign debt crisis and global economic growth. Prospects of a Greek exit from the European Union weighed heavily on markets, only to be replaced by uncertainties about the Spanish banking system. Perhaps the most positive data point came at the very end of the quarter when eurozone members agreed to recapitalize Spanish banks and purchase Italian sovereign bonds. In the U.S., weak job numbers, a very contentious election cycle, and prospects for a post-election fiscal cliff all contributed to a partial retrenchment of gains from the first half of the year.

¢

In the last quarter of fiscal 2012, broader equity markets again experienced a strong rebound as investors put aside, at least temporarily, concerns about Europe and the U.S. fiscal cliff. Central bankers around the world provided support, encouraging investors to take on more risk. The European Central Bank (ECB) pledged to do whatever was necessary to save the Euro and the Federal Reserve Board announced an open-ended QE3 (quantitative easing) program. Fears of Greece leaving the European Union receded, and Spain indicated it may ask for a bailout from the European Union. However, given that few of the global economic problems have actually been resolved, we would expect continued market volatility.

What factors affected the Fund’s performance during its fiscal year?

¢

For the fiscal year ended September 30, 2012, the Fund posted solid absolute performance and handily beat its style specific benchmark, driven by stock selection. While the Fund’s portfolio has performed in line with the broader world equity market over the last year, it has been difficult to keep pace with the U.S. equity market.

¢

The overweight in U.S. and underweight in European communications companies within the Fund’s portfolio resulted in a robust contribution over the last 12 months. Fundamental trends in Europe continue to be difficult, which has led some European telecommunications companies to announce cuts to dividends. In the U.S., the strong demand for wireless data has been positive for the Fund’s holdings, particularly the tower companies, as all the wireless companies are upgrading their networks to the next generation technology (LTE).

¢

Utility stock selection was a major contributor to performance primarily reflecting the Fund’s overweight in the relatively safe-haven U.S. versus a struggling Europe and an uncertain Japan. U.S. regulated names remain fundamentally attractive given solid growth prospects underpinned by supportive regulatory environments. European utilities have been under pressure for close to three years due to higher regulatory risks and an unattractive power pricing environment. Over the past year, concerns about the European macro environment and the possible impact on fundamentals from associated austerity measures have weighed on these stocks.

¢

The Fund’s energy holdings posted the strongest performance for last year, outperforming the broader equity market, primarily due to acquisitions and restructurings. The North American shale gas and oil phenomena continue to provide opportunities for pipeline companies. Strong growth prospects are driving high earnings and dividend visibility. Although pricing of natural gas liquids (NGL) has caused some stock price volatility this year, the Fund generally has limited exposure to the commodity side of NGLs.

¢

Transportation holdings have been the most volatile during the course of the year due to a significant European presence but finished the year solidly in positive territory. The long-term contracts and remuneration schemes under which these companies operate provide support to fundamentals. Stock selection within transportation contributed positively to the Fund’s performance. Direct exposure to Southern Europe has been limited as the Fund’s holdings derive material portions of earnings from the United Kingdom, North America, or Latin America.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Utilities	31%
Energy	23
Telecommunication Services	23
Industrials	15
Consumer Discretionary	3
Financials	2
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Dividend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12

	1 year	5 years	Since Inception	Inception Date
Class A Shares at NAV[2]	20.80%	2.48%	7.31%	12/30/04
Class A Shares at POP[3,4]	13.86	1.27	6.49	12/30/04
Class C Shares at NAV[2] and with CDSC[4]	19.97	1.73	6.51	12/30/04
Class I Shares at NAV	21.19	—	2.61	6/6/08
S&P 500® Index	30.20	1.05	—[5]	—
Global Dividend Linked Benchmark	16.06	0.31	—[6]	—

Fund Expense Ratios7: A Shares: 1.34%; C Shares: 2.09%, I Shares: 1.09%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The index returned 4.43% for Class A and Class C shares and 3.61% for Class I shares since the inception date of the respective class.
[6]	The index returned 6.45% for Class A and Class C shares and 0.05% for Class I shares since the inception date of the respective class.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 30, 2004 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund	Ticker Symbols: Class A: NWWOX Class B: WWOBX Class C: WWOCX Class I: WWOIX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 25.80%, Class B shares returned 24.93%, and Class C shares returned 24.93%. Class I shares from August 8, 2012 (inception date) through September 30, 2012 returned 5.54%* For the fiscal year ended September 30, 2012, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the MSCI AC World Index (Net), the Fund’s style-specific benchmark appropriate for comparison, returned 20.98%.

*	Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	The U.S. Federal Reserve Board announced another round of quantitative easing which, contrary to expectations, had a mildly stimulating effect on equity markets.

¢

The European Central Bank (ECB) announced that its Outright Monetary Transactions (“OMT”) program will aggressively buy short-term sovereign debt. This is expected to give countries like Spain more time to resolve their debt issues. However, in order to receive assistance from the ECB, countries must agree to implement austerity measures which have proven politically unpalatable. By opening the monetary tap, the ECB helped lift the mood in eurozone financial markets, especially the government debt market.

¢

Economic growth in emerging countries remained slow during the year. Governments in India and Brazil are taking steps they hope will create conditions for sustainable long-term growth. India’s efforts are proving far more palatable to shareholders than Brazil’s. India’s central government liberalized its foreign direct investment (FDI) policy.

¢

In Brazil, the government has taken headline-grabbing measures to reduce the cost of doing business in the country including lowering bank profit margins on loans and cutting the price of electricity. After “asking” banks to cut interest margins, the Brazilian government went a step further and had state-owned banks extend credit at lower interest rates, reducing their profitability. To remain competitive, private sector banks followed. The changes are expected to affect lending margins negatively and make the banks less valuable to shareholders. On electricity prices, the Brazilian government’s proposed changes aim to cut the cost of electricity by 16% for households and by up to 28% for industry. The proposed changes will affect utilities unevenly. Holders of concession contracts which are closer to mid-point renegotiation (20 years) or expiry (40 years) will be considerably more affected than those holding concessions with more time to run. After reviewing the scope and abruptness of the government’s changes, we decided it was prudent to reduce our exposure to the government regulated companies most exposed to Brazilian concessions.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s stock selection in Information Technology, as well as its overweight exposure to the sector, contributed to performance versus the MSCI AC World Index (Net) during the fiscal year.

¢

Stock selection in the Consumer Staples sector was beneficial to the Fund’s relative performance. The Fund’s overweight to Consumer Staples also helped as the sector outperformed the MSCI AC World Index (Net).

¢	While the Fund’s overweight to the Financials sector was positive, its stock selection within the space hurt relative performance.

¢	The Fund’s stock selection and its underweight in the Consumer Discretionary sector detracted from relative performance during the year.

¢	The Fund’s lack of exposure to Japan was beneficial to its performance during the year as the country was one of the weaker performers in the MSCI AC World Index (Net).
¢	The Fund’s selection of United States companies was positive for performance. The Fund’s overweight to the country was also a contributor to performance.

¢

The Fund’s stock selection, as well as its underweight, in both Australia and the United Kingdom detracted from performance during the fiscal year. Absolute contributors: Philip Morris International, Apple, British American Tobacco, MasterCard and Amazon.com. Absolute detractors: Tesco, Chipotle Mexican Grill, Las Vegas Sands, Sands China and Domino’s Pizza Group. Relative contributors: Philip Morris International, Apple, Amazon.com, Visa and MasterCard. Relative detractors: McDonald’s, Tesco, Housing Development Finance, Nestle India and Newcrest Mining.

¢

The portfolio has evolved over the course of the year. The Fund invested in attractively priced, high-quality companies that the Fund believes have the potential to grow earnings faster than the market on a sustainable basis. Some portfolio drivers over the next three-to-five years will be quite different from those of the last three years. During the last fiscal quarter, we added names in the Financials sector and trimmed some names in the Consumer Staples sector.

¢

The Fund expects investors to remain somewhat risk adverse and anticipate that they will continue to seek out companies that offer sustainable, quality growth and pay attractive dividends reliably. It is important for the Fund’s investors to understand that, when markets in emerging countries rally, the Fund’s overall performance is likely to lag that of the benchmark. The Fund’s fundamental, bottom-up investment process was designed to build portfolios that participate in rising markets and protect capital during market declines. The Fund’s goal is to outperform over full market cycles.

¢

We also would like to reiterate that the kind of quality stable growth we look for often appears as part of a stable long-term history that we believe is set to continue. However, this is not always the case. The key for our investment approach is to invest in a stable earnings stream going forward. Sometimes stable growth follows a volatile or apparently

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund (Continued)

risky period, as was the case, for example, with tobacco investments 12 years ago. We remain comfortable with the quality of the portfolio and its ability to grind out reasonable returns over the longer term driven by earnings growth generated by our portfolio holdings.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Consumer Staples	27%
Financials	23
Consumer Discretionary	18
Information Technology	16
Health Care	5
Materials	5
Energy	2
Other (includes short-term investments)	4

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12

	1 year	5 years	10 years	Since Inception		Inception Date
Class A Shares at NAV[2]	25.80%	-1.75%	7.87%	—		—
Class A Shares at POP[3,4]	18.57	-2.91	7.24	—		—
Class B Shares at NAV[2]	24.93	-2.45	7.07	—		—
Class B Shares with CDSC[4]	20.93	-2.45	7.07	—		—
Class C Shares at NAV[2] and with CDSC[4]	24.93	-2.48	7.04	—		—
Class I Shares at NAV[2]	—	—	—	5.54%		8/8/12
S&P 500® Index	30.20	1.05	8.01	3.11	[5]	—
MSCI AC World Index (Net)	20.98	-2.07	8.61	3.22	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.67%, Net 1.55%; B Shares: Gross 2.42%, Net 2.30%; C Shares: Gross 2.42%, Net 2.30%; I Shares: Gross 1.42%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from Class I inception date (8/8/12).
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund	Ticker Symbols: Class A: VGSAX Class C: VGSCX Class I: VGISX

¢	The Fund is non-diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 29.21%, Class C shares returned 28.18%, and Class I shares returned 29.50%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the FTSE EPRA/NAREIT Developed Rental Index (Net), the Fund’s style specific benchmark appropriate for comparison, returned 28.13%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

The global economic and market landscape during the year ended September 30, 2012 remained quite challenging, as many of the macro themes which drove the market lower during the third quarter of 2011, namely the European sovereign debt crisis and slowing global economic growth, resurfaced late in the first quarter of 2012 and continued into the second quarter, causing market volatility to increase and equities markets to reverse some of their early 2012 gains. With government elections in Greece and France causing renewed uncertainties about the viability of the Euro currency and a further deterioration in Spain’s financial sector adding additional pressure, European sovereign bond spreads in countries such as Italy and Spain reversed all of the positive momentum that occurred after the execution of two long-term refinancing operation (LTRO) programs by the European Central Bank (ECB).

¢

Alongside the increased market volatility stemming from the renewed flare-up of the European financial crisis, global economic growth began to stall again during the second quarter of 2012, repeating a pattern from 2011 with which market participants are all too familiar. While global economic growth remains in positive territory for many of the large developed and emerging market economies, the repeat of the sequential deceleration trend caused investors to move away from risk-oriented assets during the Spring of 2012 and increased market participants’ expectations for further European Central Bank easing. In this regard Chinese economic growth remained an area of intense focus as market participants continued to try to determine if the slow-down in growth was consistent with a soft or hard landing and to attempt to gauge the potential policy response out of Beijing, which has been fairly muted this time relative to the 2008 financial crisis.

¢

The latest rounds of quantitative easing by the U.S. Federal Bank and the Bank of Japan, alongside the increased commitment by the ECB to conditionally intervene in European sovereign bond markets, arrived late in the third quarter of 2012. This drove a more positive market outcome during the quarter, and a quieter summer, than was experienced one year ago. However, as many of the central banks themselves have pointed out, they have essentially exhausted the monetary tools at their disposal and it is now really up to the leaders of governments and their fiscal policy making bodies to paint the way forward.

What factors affected the Fund’s performance during its fiscal year?

¢

Despite the on-going tough macro headwinds, an environment of slow but positive economic growth, aligned with a falling cost of capital, is an environment in which high-quality global real estate companies can perform well. In this type of environment, real estate space demand is picking up enough to drive increases in cash flow through higher property occupancies and in some property sectors and markets, higher rents, but is not robust enough to justify material amounts of new construction for which financing also remains limited. On a regional basis, these positive dynamics were more clearly evident in Asia-Pacific ex Japan and North America over the last year and, not surprisingly, the European markets were the most challenged. On a country level, Hong Kong and Singapore were the top performers, while Spain and Israel were the top laggards. Within the U.S., the Industrial and Regional Mall property sectors demonstrated the best total returns over the last twelve months and Manufactured Homes and Apartments were the laggards.

¢

For the period ended September 30, 2012, the Fund outperformed its style-specific benchmark. Overall, country allocation and security selection contributed positively to performance; however, security selection was the primary driver of the positive performance.

¢

The most significant individual positive contributor to relative performance during the fiscal year was stock selection within the U.S. Specifically, the Fund’s overweight exposure to a mid-cap self-storage REIT and a mid-cap west-coast focused office REIT were the primary drivers of this positive security selection. The second most meaningful contributor to relative performance was stock selection within Australia. Specifically, the Fund’s overweight exposure to an Australia and U.K/Europe focused logistics REIT and a global regional mall REIT were the primary positive contributors.

¢

The most significant detractor from relative performance during the fiscal year was stock selection within Canada. More specifically, the Fund’s lack of exposure to a large apartment focused REIT was the leading contributor to this negative security selection. The second most important detractor from relative performance was the Fund’s slight overweight exposure to Italy. The Fund’s one Italian holding did post a small positive total return over the reporting period; however Italy as a whole significantly trailed the performance of the broader universe.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The fund may be negatively affected by factors specific to the real estate market, including interest rate,

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund (Continued)

leverage, property, and management. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Retail REITs	32%
Specialized REITs	14
Office REITs	14
Diversified REITs	12
Residential REITs	10
Real Estate Operating Companies	9
Industrial REITs	3
Other (includes short-term investments)	6

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Global Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12

	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	29.21%	33.67%		3/2/09
Class A Shares at POP[3,4]	21.78	31.48		3/2/09
Class C Shares at NAV[2] and with CDSC[4]	28.18	32.69		3/2/09
Class I Shares at NAV	29.50	34.04		3/2/09
S&P 500® Index	30.20	24.94	[5]	—
FTSE EPRA/NAREIT Developed Rental Index (Net)	28.13	34.09	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.16%, Net 1.40%; C Shares: Gross 3.91%, Net 2.15%; Class I Shares: Gross 2.91%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater Asia ex Japan Opportunities Fund	Ticker Symbols: Class A: VGAAX Class C: VGACX Class I: VGAIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 15.56%, Class C shares returned 14.74%, and Class I shares returned 15.80%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the MSCI AC Asia Pacific ex Japan Index (Net) the Fund’s style-specific benchmark appropriate for comparison returned 20.43%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	Economic growth in emerging countries continued to slow during the year, introducing new government-related risks in some countries.

¢

In an effort to address some of the structural issues that have slowed economic growth, India’s central government liberalized its foreign direct investment (FDI) policy, approving 51% FDI in multi-brand retail companies with a minimum investment of US$100 million. It also relaxed conditions for 100% FDI in single-brand retail. There are conditions attached. One is that a minimum of 50% of FDI is spent on back-end infrastructure such as logistics and storage. Another is that at least 30% of manufactured or processed products purchased are from domestic Indian small and micro suppliers. If Indian states also adopt the new standards, multinational retailers are likely to bring global best practices to India. For example, creating supply chain efficiencies from farm to market by improving roads and creating a cold chain of refrigerated warehouses and trucks could result in less waste and lower food prices. This has the potential to reduce inflation over time.

¢	The Indian government also announced a plan to reduce fuel subsidies. It will increase the price of diesel fuel by 14%, which will help reduce the negative effect of higher energy prices on government finances. For years, the Indian government has subsidized fuel prices and relied on state-owned oil companies to sell fuel below cost. From 2010 to 2011, the Indian government spent more than US$17 billion, or 1% of gross domestic product (GDP), supporting the price of fuel—close to the 1.3% of GDP it spent on health care.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s stock selection in the Consumer Staples and Consumer Discretionary sectors contributed to performance versus the MSCI AC Asia Pacific ex Japan Index (Net) during the fiscal year.

¢	The Fund’s stock selection and its underweight in both Financials and Information Technology detracted from relative performance during the year.

¢	The Fund’s stock selection in Indonesia was beneficial to performance.

¢	The Fund’s stock selection, as well as its underweight, in Taiwan contributed to its performance during the fiscal year.

¢	The Fund’s overweight to Bangladesh stocks hurt relative performance during the year.

¢	While the Fund’s underweight exposure to Australia was positive for performance, it was not enough to offset the negative effect of stock selection within the country.

¢

Absolute contributors: ITC, Jubilant FoodWorks, HDFC Bank, Guinness Anchor and Puregold Price Club. Absolute detractors: Delta Brac Housing Finance, Marico Bangladesh, John Keells Holdings, Genting and Newcrest Mining. Relative contributors: Jubilant FoodWorks, Puregold Price Club, Guinness Anchor, BHP Billiton and Unilever Pakistan. Relative detractors: Samsung Electronics Delta Brac Housing Finance, John Keells Holdings, Nestle India and Marico Bangladesh.

¢

It is important for investors to understand that, when markets in emerging countries rally, the Fund’s overall performance is likely to lag that of its benchmark. The Fund’s investment process tends to outperform during periods of market weakness and capture a reasonable portion of the upside when markets are strong. The Fund’s goal is to outperform over full market cycles.

¢

We also would like to reiterate that the kind of quality stable growth we look for often appears as part of a stable long-term history that we believe is set to continue. However, this is not always the case. The key for our investment approach is to invest in a stable earnings stream going forward. Sometimes stable growth follows a volatile or apparently risky period, as was the case, for example, with tobacco investments 12 years ago. We remain comfortable with the quality of the portfolio and its ability to grind out reasonable returns over the longer term driven by earnings growth generated by our portfolio holdings.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater Asia ex Japan Opportunities Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Consumer Staples	36%
Financials	20
Consumer Discretionary	17
Industrials	7
Utilities	6
Health Care	4
Information Technology	4
Other (includes short-term investments)	6

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater Asia ex Japan Opportunities Fund (Continued)

Average Annual Total Returns[1] for period ended 9/30/12
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	15.56%	20.13%		4/21/09
Class A Shares at POP[3,4]	8.92	18.08		4/21/09
Class C Shares at NAV[2] and with CDSC[4]	14.74	19.25		4/21/09
Class I Shares at NAV	15.80	20.46		4/21/09
S&P 500® Index	30.20	18.45	[5]	—
MSCI AC Asia Pacific ex Japan Index (Net)	20.43	18.40	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.07%, Net 1.80%; C Shares: Gross 3.82%, Net 2.55%; Class I Shares: Gross 2.82%, Net 1.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For period ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 26.75%, Class C shares returned 25.73%, and Class I shares returned 26.99%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the MSCI Europe Index (Net), the Fund‘s style-specific benchmark appropriate for comparison, returned 17.31%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

The European Central Bank (ECB) announced that its Outright Monetary Transactions (OMT) program will aggressively buy short-term sovereign debt. This is expected to give countries like Spain more time to resolve their debt issues. However, in order to receive assistance from the ECB, countries must agree to implement austerity measures which have proven politically unpalatable. By opening the monetary tap, the ECB helped lift the mood in eurozone financial markets, especially the government debt market.

¢

The eurozone appears to be making progress toward a banking union, which would harmonize banking regulation and oversight across the region. We believe this would be a positive step and demonstrates that the eurozone can and will take action when absolutely necessary. Economic growth in Europe is likely to remain subdued for some time as the region works through structural issues.

¢

eurozone markets may remain volatile as Spain addresses a multitude of issues, including calls for secession in Catalonia. Uncertainty and volatility often create opportunities to invest in high-quality companies at attractive valuations. While not overly optimistic about the macroeconomic outlook in Europe, we have confidence in our ability to pick stocks with the potential to deliver strong growth over the longer term.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s stock selection in Consumer Staples, as well as its overweight exposure to the sector, contributed to performance versus the MSCI Europe Index (Net) during the fiscal year.

¢	Stock selection in the Industrials sector was beneficial to the Fund’s relative performance. The Fund’s overweight to Industrials also helped as the sector outperformed the MSCI Europe Index (Net).

¢	While the Fund’s stock selection in the Financials sector detracted from relative performance, its underweight to the sector was beneficial.

¢	The Fund’s stock selection and its underweight in the Materials sector detracted from results.

¢	The Fund’s stock selection in France contributed to performance during the year.

¢	The MSCI Europe Index (Net) has no exposure to the United States; therefore, the Fund’s overweight to the country helped performance.

¢	The Fund’s stock selection, as well as its underweight, in Germany detracted from performance during the fiscal year.

¢	While the Fund’s out-of-index allocation to Norway was positive for performance, it was not enough to offset the negative effect of stock selection within the country.

¢

Absolute contributors: Anheuser-Busch InBev, Philip Morris International, Novo Nordisk, Bureau Veritas and Diageo. Absolute detractors: Admiral Group, Domino Printing Sciences, Tesco, bioMerieux, and Danone. Relative contributors: Anheuser-Busch InBev, Philip Morris International, Novo Nordisk, Bureau Veritas and Core Laboratories. Relative detractors: Admiral Group, bioMerieux, Bayer, Tesco and Danone.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Consumer Staples	30%
Consumer Discretionary	17
Financials	13
Industrials	11
Health Care	8
Information Technology	8
Energy	5
Materials	5
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Greater European Opportunities Fund (Continued)

Average Annual Total Returns[1] for period ended 9/30/12
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	26.75%	17.79%		4/21/09
Class A Shares at POP[3,4]	19.46	15.78		4/21/09
Class C Shares at NAV[2] and with CDSC[4]	25.73	16.90		4/21/09
Class I Shares at NAV	26.99	18.08		4/21/09
S&P 500® Index	30.20	19.01	[5]	—
MSCI Europe Index (Net)	17.31	13.16	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.03%, Net 1.45%; C Shares: Gross 3.78%, Net 2.20%; Class I Shares: Gross 2.78%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund	Ticker Symbols: Class A: VIEAX Class C: VIECX Class I: VIIEX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 16.58%, Class C shares returned 15.37%, and Class I shares returned 16.47%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the MSCI EAFE® Index (Net), the Fund’s style-specific benchmark appropriate for comparison, returned 13.75%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

International equity markets posted double digit gains over the Fund’s fiscal year with the MSCI EAFE® Index (Net) rising 13.75% over the period. The vast majority of the market’s strength was concentrated in the second and fourth quarters while prices reversed in the third quarter. Of the major markets, Hong Kong was the best performing. Despite the sovereign debt crisis, European markets also performed well in relative terms, although this was partially offset by some minor currency weakness over the period. Japan was the worst performing market, actually posting a small negative return for the year.

What factors affected the Fund’s performance during its fiscal year?

¢

During the fiscal year the Fund generated strong relative performance. Stock selection was the most important factor in the generation of this relative performance, although country allocation was also a significantly positive factor. Stock selection was strongest in the Eurozone, Malaysia, Singapore, Japan and the United Kingdom. The overweight allocation to the Hong Kong market was a positive factor for relative performance, as was the underweight allocation to Japan. Currency allocation was a small negative contributor over the period. The Fund was very defensively positioned with a heavy emphasis on value and quality. The key characteristics of the Fund’s portfolio relative to the MSCI EAFE® Index (Net) were that the Fund’s dividend yield and return on equity were significantly higher while its debt-to-equity ratio was significantly lower. Overweighted sectors included telecoms, energy and utilities which proved defensive in a weak market. The Fund’s weighting in banks was very low; there was a zero weighting to European banks throughout the fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Industrials	14%
Telecommunication Services	12
Energy	11
Health Care	11
Consumer Staples	10
Information Technology	10
Materials	10
Other (includes short-term investments)	22

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Equity Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 year	Since Inception		Inception Date
Class A Shares at NAV[2]	16.58%	7.19%		9/16/10
Class A Shares at POP[3,4]	9.88	4.12		9/16/10
Class C Shares at NAV[2] and with CDSC[4]	15.37	6.20		9/16/10
Class I Shares at NAV	16.47	7.27		9/16/10
S&P 500® Index	30.20	15.33	[5]	—
MSCI EAFE® Index (net)	13.75	2.76	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.12%, Net 1.50%; C Shares: Gross 2.87%, Net 2.25%; Class I Shares: Gross 1.87%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For period ended 9/30

This chart assumes an initial investment of $10,000 made on September 16, 2010 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund	Ticker Symbols: Class A: PXRAX Class C: PXRCX Class I: PXRIX

¢	The Fund is non-diversified and has a primary investment objective of long-term capital appreciation and a secondary investment objective of income.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 27.35%, Class C shares returned 26.36%, and Class I shares returned 27.74%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, the FTSE EPRA/NAREIT Developed Rental ex U.S. Index (Net), the Fund’s style-specific benchmark appropriate for comparison, returned 24.61%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

The global economic and market landscape during the year ended September 30, 2012 remained quite challenging, as many of the macro themes which drove the market lower during the third quarter of 2011, namely the European sovereign debt crisis and slowing global economic growth, resurfaced late in the first quarter of 2012 and continued into the second quarter, causing market volatility to increase and equities markets to reverse some of their early 2012 gains. With government elections in Greece and France causing renewed uncertainties about the viability of the Euro currency and a further deterioration in Spain’s financial sector adding additional pressure, European sovereign bond spreads in countries such as Italy and Spain reversed all of the positive momentum that occurred after the execution of two long-term refinancing operation (LTRO) programs by the European Central Bank (ECB).

¢

Alongside the increased market volatility stemming from the renewed flare-up of the European financial crisis, global economic growth began to stall again during the second quarter of 2012, repeating a pattern from 2011 with which market participants are all too familiar. While global economic growth remains in positive territory for many of the large developed and emerging market economies, the repeat of the sequential deceleration trend caused investors to move away from risk-oriented assets during the Spring of 2012 and increased market participants’ expectations for further European Central Bank easing. In this regard Chinese economic growth remained an area of intense focus as market participants continued to try to determine if the slow-down in growth was consistent with a soft or hard landing and to attempt to gauge the potential policy response out of Beijing, which has been fairly muted this time relative to the 2008 financial crisis.

¢

The latest rounds of quantitative easing by the U.S. Federal Bank and the Bank of Japan, alongside the increased commitment by the ECB to conditionally intervene in European sovereign bond markets, arrived late in the third quarter of 2012. This drove a more positive market outcome during the quarter, and a quieter summer, than was experienced one year ago. However, as many of the central banks themselves have pointed out, they have essentially exhausted the monetary tools at their disposal and it is now really up to the leaders of governments and their fiscal policy making bodies to paint the way forward.

What factors affected the Fund’s performance during its fiscal year?

¢

Despite the on-going tough macro headwinds, an environment of slow but positive economic growth, aligned with a falling cost of capital, is an environment in which high-quality global real estate companies can perform well. In this type of environment, real estate space demand is picking up enough to increase property occupancies, but is not robust enough to justify material amounts of new construction for which financing also remains limited. On a regional basis, these positive dynamics were more clearly evident in Asia-Pacific ex Japan and North America over the last year and, not surprisingly, the European markets were the most challenged. On a country level, Hong Kong and Singapore were the top performers, while Spain and Israel were the top laggards.

¢	For the period ended September 30, 2012, the Fund outperformed its style-specific benchmark.
Overall, country allocation and security selection contributed positively to performance; however, security selection was the primary driver of the positive performance.

¢

The most significant positive contributor to relative performance during the fiscal year was the Fund’s allocation to and stock selection within Australia. Specifically, the Fund’s overweight exposure to an Australia and U.K/Europe focused logistics REIT and a global regional mall REIT were the primary positive contributors. The second most meaningful positive contributor to relative performance was the Fund’s allocation to and stock selection within Singapore. Namely, the Fund’s overweight exposure to a Japan/China focused logistics REIT was the most important driver of this performance.

¢

The most significant detractor from relative performance during the fiscal year was our allocation to and stock selection within Canada. More specifically, our lack of exposure to a large apartment focused REIT was the leading contributor to this negative security selection. The second most important detractor from relative performance was our slight overweight exposure to Italy. The Fund’s one Italian holding did post a small positive total return over the reporting period; however Italy as a whole significantly trailed the performance of the broader universe.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investing internationally, especially in emerging markets,

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund (Continued)

involves additional risks such as currency, political, accounting, economic, and market risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Retail REITs	39%
Real Estate Operating Companies	21
Diversified REITs	18
Office REITs	11
Industrial REITs	3
Diversified Real Estate Activities	3
Specialized REITs	2
Other (includes short-term investments)	3

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	27.35%	-2.62%		10/1/07
Class A Shares at POP[3,4]	20.02	-3.77		10/1/07
Class C Shares at NAV[2] and with CDSC[4]	26.36	-3.38		10/1/07
Class I Shares at NAV	27.74	-2.40		10/1/07
S&P 500® Index	30.20	0.79	[5]	—
FTSE EPRA/NAREIT Developed Rental ex U.S. Index (Net)	24.61	-4.08	[5]	—

Fund Expense Ratios6: A Shares: Gross 1.77%, Net 1.50%; C Shares: Gross 2.52%, Net 2.25%; Class I Shares: Gross 1.52%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on October 1, 2007 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

International Small-Cap Fund†	Ticker Symbols: Class A: VISAX Class C: VCISX Class I: VIISX

¢	The Fund is diversified and has an investment objective of capital appreciation.

¢

For the fiscal period September 5, 2012 (inception date) through September 30, 2012, the Fund’s Class A shares at NAV returned 0.90%*, Class C shares returned 0.90%*, and Class I shares returned 1.00%.* For the same period, the S&P 500® Index, a broad-based equity index, returned 2.79%*, and the MSCI AC World Ex U.S. Small Cap Index (Net), the Fund’s style-specific benchmark appropriate for comparison, returned 5.50%.*

* Returns less than 1 year are not annualized.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

There is no guarantee that the Fund will meet its objective.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Industrials	20%
Consumer Discretionary	14
Materials	14
Financials	11
Information Technology	11
Health Care	7
Energy	4
Other (includes short-term investments)	19

Total	100%

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. Because the fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

†	The Fund is less than six months old – No commentary required.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

THIS PAGE INTENTIONALLY BLANK.

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—34.7%
Bolivarian Republic of Venezuela RegS 5.750%, 2/26/16(4)	$230		$211
RegS 7.000%, 12/1/18(4)	70		60
7.650%, 4/21/25	375		295
9.375%, 1/13/34	325		290
Dominican Republic 144A 7.500%, 5/6/21(3)	100		113
Federative Republic of Brazil 10.250%, 1/10/28	250	BRL	161
Kingdom of Spain 5.850%, 1/31/22	30	EUR	38
Republic of Angola (Northern Lights III BV) RegS 7.000%, 8/16/19(4)	250		276
Republic of Argentina PIK Interest Capitalization 8.280%, 12/31/33	777		613
Republic of Chile 5.500%, 8/5/20	83,500	CLP	186
Republic of Colombia
12.000%, 10/22/15	163,000	COP	112
4.375%, 3/21/23	123,000	COP	67
Republic of Croatia 144A 6.375%, 3/24/21(3)	300		333
Republic of El Salvador 144A 7.650%, 6/15/35(3)	250		281
Republic of Iceland 144A 5.875%, 5/11/22(3)	250		273
Republic of Indonesia Series FR-30, 10.750%, 5/15/16	2,000,000	IDR	245
144A 3.750%, 4/25/22(3)	200		212
Republic of Iraq 144A 5.800%, 1/15/28(3)	250		229
Republic of Ivory Coast 144A 3.750%, 12/31/32(2)(3)	100		86
Republic of Lithuania 144A 7.375%, 2/11/20(3)	250		317
Republic of Peru 144A 6.900%, 8/12/37(3)	825	PEN	391
Republic of Romania
144A 6.875%, 4/12/21(3)	200		231
144A 6.750%, 2/7/22(3)	250		282
Republic of Slovak 144A 4.375%, 5/21/22(3)	300		316
Republic of South Africa Series R-208 6.750%, 3/31/21	2,025	ZAR	246
Republic of Turkey
5.125%, 3/25/22	200		221
6.750%, 5/30/40	225		284
Republic of Ukraine
144A 7.950%, 6/4/14(3)	200		201
144A 7.750%, 9/23/20(3)	325		323
Republic of Zambia 144A 5.375%, 9/20/22(3)	200		202
Russian Federation
144A 4.500%, 4/4/22(3)	200		223
144A 5.625%, 4/4/42(3)	250		300

	PAR VALUE		VALUE
United Mexican States
Series M, 6.000%, 6/18/15	3,855	MXN	$309
Series M, 6.500%, 6/9/22	2,250	MXN	190
6.050%, 1/11/40	$480		640
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $8,659)			8,757

CORPORATE BONDS AND NOTES—62.9%

Australia—0.3%
FMG Resources Property Ltd. 144A 8.250%, 11/1/19 (Materials)(3)	75		73

Austria—0.9%
Sappi Papier Holding GmbH 144A 8.375%, 6/15/19 (Materials)(3)	200		215

Bermuda—0.8%
Digicel Group Ltd. 144A 8.250%, 9/30/20 (Telecommunication Services)(3)	200		211

Brazil—9.1%
Banco ABC Brasil SA 144A 7.875%, 4/8/20 (Financials)(3)	100		107
Banco do Brasil S.A. 144A 9.250%, 10/31/49 (Financials)(2)(3)	200		239
Banco Votorantim SA 144A 7.375%, 1/21/20 (Financials)(3)	125		140
Braskem Finance Ltd. 144A 5.750%, 4/15/21 (Materials)(3)	250		265
Embraer SA 5.150%, 6/15/22 (Industrials)	250		268
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20 (Materials)(3)	125		144
Itau Unibanco Holding SA RegS 5.650%, 3/19/22 (Financials)(4)	250		262
OGX Austria GmbH 144A 8.375%, 4/1/22 (Information Technology)(3)	225		196
Telemar Norte Leste SA 144A 5.500%, 10/23/20 (Telecommunication Services)(3)	250		263
Vale SA 5.625%, 9/11/42 (Materials)	200		204

	PAR VALUE	VALUE
Brazil—continued
Voto-Votorantim Ltd. 144A 6.750%, 4/5/21 (Industrials)(3)	$175	$203

		2,291

Cayman Islands—5.7%
Agile Property Holdings Ltd. 144A 8.875%, 4/28/17 (Financials)(3)	100	102
Hutchison Whampoa International Ltd. Series 11, 144A 4.625%, 1/13/22 (Financials)(3)	300	328
IPIC GMTN Ltd. 144A 6.875%, 11/1/41 (Financials)(3)	250	333
MIE Holdings Corp. 144A 9.750%, 5/12/16 (Energy)(3)	200	209
Odebrecht Finance Ltd. 144A 6.000%, 4/5/23 (Energy)(3)	300	333
Petrobras International Finance Co. 6.750%, 1/27/41 (Energy)	100	124

		1,429

Chile—1.4%
Banco Santander Chile 144A 3.875%, 9/20/22 (Financials)(3)	200	201
Celulosa Arauco y Constitucion SA 4.750%, 1/11/22 (Industrials)	150	156

		357

Colombia—1.0%
Bancolombia SA 5.125%, 9/11/22 (Financials)	250	253

Georgia—0.8%
Bank of Georgia JSC 144A 7.750%, 7/5/17 (Financials)(3)	200	204

India—0.6%
ICICI Bank Ltd. 144A 6.375%, 4/30/22 (Financials)(2)(3)	150	152

Indonesia—3.2%
Pertamina Persero PT 144A 5.250%, 5/23/21(3)	200	223
144A 6.000%, 5/3/42(3)	275	299

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
Indonesia—continued
Perusahaan Listrik Negara PT 144A 5.500%, 11/22/21 (Financials)(3)	$250	$281

		803

Ireland—0.8%
Alfa Bank OJSC (Alfa Bond Issuance plc) 144A 7.500%, 9/26/19 (Financials)(3)	200	202

Israel—0.9%
Israel Electric Corp. Ltd. RegS 7.250%, 1/15/19 (Utilities)(4)	200	218

Italy—0.4%
Telecom Italia Capital SA 7.175%, 6/18/19 (Telecommunication Services)	100	110

Kazakhstan—2.1%
Eurasian Development Bank 144A 4.767%, 9/20/22 (Financials)(3)	200	203
Kazkommerts Bank International BV 144A 7.875%, 4/7/14 (Financials)(3)	100	99
KazMunayGas National Co. 144A 6.375%, 4/9/21 (Financials)(3)	200	240

		542

Luxembourg—6.0%
ALROSA Finance SA 144A 7.750%, 11/3/20 (Materials)(3)	200	227
ArcelorMittal 6.250%, 2/25/22 (Materials)	100	99
Gazprom Neft OAO (GPN Capital SA) 144A 4.375%, 9/19/22 (Financials)(3)	200	199
Gazprom OAO (Gaz Capital SA) RegS 6.510%, 3/7/22 (Energy)(4)	275	323
Sberbank of Russia (Sberbank CapItal SA) 5.717%, 6/16/21 (Financials)	250	270
Wind Acquisition Finance S.A. 144A 7.250%, 2/15/18 (Financials)(3)	200	191

	PAR VALUE	VALUE
Luxembourg—continued
Yapi Ve Kredi Bankasi (Unicredit Luxembourg S.A.) 144A 5.188%, 10/13/15 (Financials)(3)(5)	$200	$206

		1,515

Mexico—2.6%
Banco Bilbao Vizcaya Argentaria Bancomer SA 144A 6.750%, 9/30/22 (Financials)(3)	150	164
Mexichem SAB de CV 144A 4.875%, 9/19/22 (Materials)(3)	200	203
Petroleos Mexicanos 6.500%, 6/2/41 (Energy)	225	280

		647

Netherlands—1.1%
MDC-GMTN B.V. 144A 5.500%, 4/20/21 (Information Technology)(3)	250	289

Peru—2.6%
Banco Bilbao Vizcaya Argentaria S.A. Banco Continental SA 144A 5.000%, 8/26/22 (Financials)(3)	125	128
Banco de Credito del Peru (Panama) 144A 5.375%, 9/16/20 (Financials)(3)	200	215
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20 (Financials)(3)	100	106
Volcan Compania Minera SAA 144A 5.375%, 2/2/22 (Materials)(3)	200	217

		666

Russia—5.2%
OAO Lukoil International Finance BV 144A 6.125%, 11/9/20 (Energy)(3)	350	395
Russian Agricultural Bank OJSC (RSHB Capital SA) 144A 6.299%, 5/15/17 (Financials)(3)	125	138
Severstal OAO (Steel Capital SA) 144A 6.700%, 10/25/17 (Materials)(3)(5)	100	107
TNK-BP Finance S.A. 144A 7.250%, 2/2/20 (Energy)(3)	150	182

	PAR VALUE	VALUE
Russia—continued
Vimpel Communications OJSC (VIP Finance Ireland Ltd.) 144A 9.125%, 4/30/18 (Telecommunication Services)(3)	$250	$287
Vnesheconombank (VEB Finance plc) 144A 6.800%, 11/22/25 (Financials)(3)(5)	175	206

		1,315

South Africa—0.8%
Transnet SOC Ltd. 144A 4.000%, 7/26/22 (Industrials)(3)	200	203

Sweden—0.8%
PKO Finance AB 144A 4.630%, 9/26/22 (Financials)(3)	200	201

Thailand—0.8%
PTT Global Chemical PCL 144A 4.250%, 9/19/22 (Materials)(3)	200	202

Trinidad and Tobago—0.4%
Petroleum Co. of Trinidad & Tobago Ltd. RegS 6.000%, 5/8/22 (Energy)(4)	83	89

Turkey—1.6%
Turkiye Vakiflar Bankasi Tao 144A 5.750%, 4/24/17 (Financials)(3)	200	211
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22 (Financials)(3)	200	202

		413

Ukraine—1.6%
DP World Ltd. 144A 6.850%, 7/2/37 (Industrials)(3)	250	269
National JSC Naftogaz of Ukraine 9.500%, 9/30/14 (Energy)	125	128

		397

United Arab Emirates—2.2%
Abu Dhabi National Energy Co. 144A 5.875%, 12/13/21 (Utilities)(3)	275	318
Dolphin Energy Ltd. 144A 5.500%, 12/15/21 (Energy)(3)	200	231

		549

See Notes to Financial Statements

VIRTUS EMERGING MARKETS DEBT FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
United Kingdom—0.4%
Lloyds TSB Bank plc 144A 6.500%, 9/14/20 (Financials)(3)	$100		$105

United States—2.6%
Cemex Finance LLC 144A 9.500%, 12/14/16 (Industrials)(3)	150		156
Morgan Stanley 144A 10.090%, 5/3/17 (Financials)	250	BRL	133
Pactiv LLC 8.125%, 6/15/17 (Industrials)	100		98
Reliance Holdings USA, Inc. 144A 5.400%, 2/14/22 (Financials)(3)	250		266

			653

Venezuela—4.5%
Petroleos de Venezuela SA RegS 8.500%, 11/2/17 (Energy)(4)	1,250		1,134

Virgin Islands (British)—1.7%
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16 (Consumer Discretionary)(3)	275	BRL	146

PAR VALUE		VALUE
Virgin Islands (British)—continued
Sinochem Overseas Capital Co. Ltd. 144A 4.500%, 11/12/20 (Financials)(3)	$275	$292

		438
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $15,772)		15,876
TOTAL LONG TERM INVESTMENTS—97.6%
(Identified Cost $24,431)		24,633
TOTAL INVESTMENTS—97.6% (Identified Cost $24,431)		24,633	(1)
Other assets and liabilities, net—2.4%		614

NET ASSETS—100.0%		$25,247

Abbreviations:

PIK	Payment-in-Kind Security

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2012.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $16,172 or 64.1% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	European Currency Unit
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
ZAR	South African Rand

Country Weightings (Unaudited)†
Brazil	10%
Russia	8
Venezuela	8
Mexico	7
Cayman Islands	6
Luxembourg	6
Indonesia	5
Other	50
Total	100%
† % of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 2 – Significant Observable Inputs
Debt Securities:
Corporate Bonds And Notes	$15,876	$15,876
Foreign Government Securities	8,757	8,757

Total Investments	$24,633	$24,633

There are no Level 1 (quoted prices) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—3.0%

Consumer Staples—1.7%
Cia de Bebidas das Americas 4.620%	2,400	$91
Materials—1.3%
Bradespar S.A. 1.630%	5,000	69
TOTAL PREFERRED STOCK (Identified Cost $153)		160

COMMON STOCKS—83.2%

Consumer Discretionary—9.5%
Anta Sports Products Ltd. (China)	70,000	54
Arcelik AS (Turkey)	3,116	17
Astra International tbk PT (Indonesia)	52,000	40
Ford Otomotiv Sanayi AS (Turkey)	993	10
Great Wall Motor Co., Ltd. (China)	14,500	38
Lojas Renner S.A. (Brazil)	1,100	37
MRV Engenharia e Participacoes S.A. (Brazil)	3,700	22
Naspers Ltd. (South Africa)	443	27
Parkson Holdings Bhd (Malaysia)	7,600	12
Teco Electric and Machinery Co., Ltd. (Taiwan)	38,000	26
Truworths International Ltd. (South Africa)	2,032	23
TSRC Corp. (Taiwan)	67,000	149
UMW Holdings Bhd (Malaysia)	14,700	48

		503

Consumer Staples—3.1%
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Brazil)	600	27
Kimberly-Clark de Mexico S.A.B. de C.V. Class A (Mexico)	12,100	29
President Chain Store Corp. (Taiwan)	7,000	37
Spar Group Ltd. (The) (South Africa)	2,124	33
Tiger Brands Ltd. (South Africa)	185	6
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	11,600	33

		165

Energy—14.5%
China Petroleum & Chemical Corp. Class H (China)	68,000	64
CNOOC Ltd. (China)	66,000	135
Cosan S.A. Industria e Comercio (Brazil)	2,000	36
Ecopetrol S.A. Sponsored ADR (Colombia)	2,676	158
Gazprom OAO (Gazstream S.A.) Sponsored ADR (Russia)	8,397	85
Lukoil OAO Sponsored ADR (Russia)	1,050	65
PetroChina Co., Ltd. Class H (China)	74,000	97
PTT PCL (Thailand)	1,500	16
Sasol Ltd. (South Africa)	982	44
Surgutneftegas OAO Sponsored ADR (Russia)	1,660	15

	SHARES	VALUE
Energy—continued
Tupras-Turkiye Petro Rafinerileri AS (Turkey)	1,405	$32
Ultrapar Participacoes S.A. (Brazil)	400	9
Yanzhou Coal Mining Co., Ltd. Class H (China)	6,000	9

		765

Financials—22.0%
ABSA Group Ltd. (South Africa)	484	8
African Bank Investments Ltd. (South Africa)	9,182	36
Alliance Financial Group Bhd (Malaysia)	25,900	35
AMMB Holdings Bhd (Malaysia)	20,500	43
Banco do Estado do Rio Grande do Sul S.A. (Brazil)	2,800	24
Banco Santander Chile S.A. (Chile)	2,125,911	150
Bank of China Ltd. (China)	217,000	83
Bank of the Philippine Islands (Philippines)	13,310	25
China Construction Bank Corp. (China)	153,000	106
China Minsheng Banking Corp Ltd. (China)	26,000	21
Compartamos SAB de C.V. (Mexico)	28,500	33
Farglory Land Development Co., Ltd. (Taiwan)	27,000	51
Grupo Financiero Inbursa Sab de CV (Mexico)	16,300	46
Guangzhou R&F Properties Co., Ltd. (China)	20,800	24
Highwealth Construction Corp. (Taiwan)	8,000	13
Industrial & Commercial Bank of China Ltd. (China)	211,000	125
Krung Thai Bank PCL (Thailand)	9,300	6
Malayan Banking Bhd (Malaysia)	18,100	53
Porto Seguro S.A. (Brazil)	1,500	15
Powszechna Kasa Oszczednosci Bank Polski S.A. (Poland)	4,835	54
Powszechny Zaklad Ubezpieczen S.A. (Poland)	377	42
Redefine Properties Ltd. (South Africa)	22,896	26
Sberbank of Russia (Russia)	3,404	40
Siam Commercial Bank PCL (Thailand)	10,000	55
Soho China Ltd. (China)	22,500	14
Standard Bank Group Ltd. (South Africa)	2,994	38

		1,166

Health Care—0.1%
Netcare Ltd. (South Africa)	2,542	54

Industrials—4.7%
Aboitiz Equity Ventures, Inc. (Philippines)	48,700	57
Grupo Carso Sab de CV (Mexico)	5,000	17

	SHARES	VALUE
Industrials—continued
Jiangsu Expressway Co., Ltd. (China)	58,000	$48
Lonking Holdings Ltd. (China)	105,000	18
Obrascon Huarte Lain Brasil S.A. (Brazil)	4,600	42
Reunert Ltd. (South Africa)	4,466	37
Zhejiang Expressway Co., Ltd. (China)	42,000	29

		248

Information Technology—12.2%
Asseco Poland S.A. (Poland)	795	11
Chicony Electronics Co., Ltd. (Taiwan)	24,000	56
Cielo S.A. (Brazil)	500	12
Compal Electronics, Inc. (Taiwan)	52,000	47
HTC Corp. (Taiwan)	5,000	48
Lite-On Technology Corp. (Taiwan)	20,000	26
MediaTek, Inc. (Taiwan)	5,000	53
MStar Semiconductor, Inc. (Taiwan)	4,000	32
Novatek Microelectronics Corp. (Taiwan)	11,000	40
Quanta Computer, Inc. (Taiwan)	3,000	8
Richtek Technology Corp. (Taiwan)	5,000	30
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	76,000	233
Tencent Holdings Ltd. (China)	1,400	48

		644

Materials—9.3%
Cia Siderurgica Nacional S.A. (Brazil)	9,100	51
Dongyue Group (China)	125,000	56
Eregli Demir Ve Celik Fabrikalari TAS (Turkey)	5,066	6
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	17,800	59
Impala Platinum Holdings Ltd. (South Africa)	763	13
Jiangxi Copper Co., Ltd. (China)	33,000	83
Kumba Iron Ore Ltd. (South Africa)	2,029	123
Southern Copper Corp. (Peru)	2,433	84
Vale Indonesia tbk PT (Indonesia)	55,500	17

		492

Telecommunication Services—4.9%
China Mobile Ltd. (China)	11,000	122
Mobile TeleSystems OJSC Sponsored ADR (Russia)	871	15
MTN Group Ltd. (South Africa)	2,538	49
Tim Participacoes S.A. (Brazil)	7,600	29
Turk Telekomunikasyon AS (Turkey)	11,670	47

		262

Utilities—2.9%
CEZ AS (Czech Republic)	547	20
EDP—Energias do Brasil S.A. (Brazil)	1,100	7

See Notes to Financial Statements

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Utilities—continued
Empresa Nacional de Electricidad S.A.Chile (Chile)	53,123	$86
Guangdong Investments Ltd. (China)	26,000	20
Petronas Gas Berhad (Malaysia)	3,000	19

		152
TOTAL COMMON STOCKS (Identified Cost $4,227)		4,401

EXCHANGE-TRADED FUNDS—13.3%
iPath MSCI India Index ETN(2)	2,654	156
iShares MSCI South Korea Index Fund	9,281	549
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $646)		705
TOTAL LONG TERM INVESTMENTS—99.5% (Identified cost $5,026)		5,266

SHORT-TERM INVESTMENTS—0.5%

Money Market Mutual Funds—0.5%
BlackRock Liquidity Funds TempFund Portfolio—Institutional Shares (seven-day effective yield 0.140%)	25,182	25
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $25)		25
TOTAL INVESTMENTS—100.0% (Identified Cost $5,051)		5,291	(1)
Other assets and liabilities, net—0.0%		3

NET ASSETS—100.0%		$5,294

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
China	23%
Taiwan	16
Korea	10
Brazil	9
South Africa	9
Chile	4
Russia	4
Other	25
Total	100%
† % of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Equity Securities:
Preferred Stock	$160	$160
Common Stocks	4,401	4,401
Exchange-Traded Funds	705	705
Short-Term Investments	25	25

Total Investments	$5,291	$5,291

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL COMMODITIES STOCK FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—90.4%

Consumer Staples—1.2%
BRF – Brasil Foods SA ADR (Brazil)	8,041	$139
S&W Seed Co. (United States)(2)	15,245	93

		232

Energy—26.9%
Athabasca Oil Corp. (Canada)(2)	18,087	242
Baytex Energy Corp. (Canada)	3,930	187
Cenovus Energy, Inc. (Canada)	14,133	492
Core Laboratories N.V. (Netherlands)	2,726	331
Ensco plc Class A (United Kingdom)	7,886	430
FX Energy, Inc. (United States)(2)	34,330	256
MEG Energy Corp. (Canada)(2)	8,771	334
National Oilwell Varco, Inc. (United States)	2,826	226
Newfield Exploration Co. (United States)(2)	4,899	153
OYO Geospace Corp. (United States)(2)	3,807	466
Penn West Petroleum Ltd. (Canada)	8,438	120
Seadrill Ltd. (Bermuda)	19,472	764
Tesoro Corp. (United States)	3,738	157
Tidewater, Inc. (United States)	3,521	171
Valero Energy Corp. (United States)	30,640	971

		5,300

Industrials—6.5%
AGCO Corp. (United States)(2)	9,099	432
Cervus Equipment Corp. (Canada)	2,325	46
Kubota Corp. ADR (Japan)	5,572	282
Lindsay Corp. (United States)	3,630	261
Raven Industries, Inc. (United States)	5,183	153
Rocky Mountain Dealerships, Inc. (Canada)	11,044	122

		1,296

	SHARES	VALUE
Materials—55.8%
Agrium, Inc. (Canada)	6,049	$626
Alamos Gold, Inc. (Canada)	12,548	244
Allied Nevada Gold Corp. (United States)(2)	6,839	267
BHP Billiton Ltd. Sponsored ADR (Australia)	6,709	460
CF Industries Holdings, Inc. (United States)	4,454	990
Detour Gold Corp. (Canada)(2)	14,270	398
Du Pont (E.I.) de Nemours & Co. (United States)	3,047	153
Eldorado Gold Corp. (Canada)	18,146	277
Franco-Nevada Corp. (Canada)	15,911	938
Goldcorp, Inc. (Canada)	14,901	683
Grupo Mexico S.A.B. de C.V. Series B (Mexico)	106,724	353
Major Drilling Group International (Canada)	42,618	435
MBAC Fertilizer Corp. (Canada)(2)	79,366	266
Monsanto Co. (United States)	9,054	824
New Gold, Inc. (Canada)(2)	60,180	735
Perseus Mining Ltd. (Australia)(2)	85,097	258
Potash Corp. of Saskatchewan, Inc. (Canada)	9,883	429
Royal Gold, Inc. (United States)	7,033	702
Silver Wheaton Corp. (Canada)	4,342	173
Sociedad Quimica y Minera de Chile SA Sponsored ADR (Chile)	10,532	649
Syngenta AG ADR (Switzerland)	9,519	713
Tahoe Resources, Inc. (Canada)(2)	20,911	426

		10,999
TOTAL COMMON STOCKS (Identified Cost $15,462)		17,827

EXCHANGE-TRADED FUNDS—5.7%
PowerShares DB Gold Fund (United States)(2)	18,241	1,114
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $1,003)		1,114
TOTAL LONG TERM INVESTMENTS—96.1%
(Identified cost $16,465)		18,941

	SHARES	VALUE
SHORT-TERM INVESTMENTS—4.2%

Money Market Mutual Funds—4.2%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	831,577	$832
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $832)		832
TOTAL INVESTMENTS—100.3%
(Identified Cost $17,297)		19,773	(1)
Other assets and liabilities, net—(0.3)%		(62)

NET ASSETS—100.0%		$19,711

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	41%
Canada	36
Australia	4
Bermuda	4
Switzerland	4
Chile	3
United Kingdom	2
Other	6
Total	100%
† % of total investments as of September 30, 2012

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$17,827	$17,827
Exchange-Traded Funds	1,114	1,114
Short-Term Investments	832	832

Total Investments	$19,773	$19,773

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of fiscal period value of $258 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—94.9%

Consumer Discretionary—2.8%
Eutelsat Communications SA (France)	37,230	$1,197
SES SA (Luxembourg)	53,300	1,449

		2,646

Energy—22.9%
Enbridge, Inc. (Canada)	148,620	5,801
Kinder Morgan, Inc. (United States)	77,530	2,754
Spectra Energy Corp. (United States)	112,920	3,315
TransCanada Corp. (Canada)	98,660	4,489
Williams Cos., Inc. (The) (United States)	149,220	5,218

		21,577

Financials—2.2%
American Tower Corp. (United States)	28,360	2,025

Industrials—14.4%
Abertis Infraestructuras S.A. (Spain)	92,170	1,356
Atlantia SpA (Italy)	104,141	1,617
Auckland International Airport Ltd. (New Zealand)	454,150	986
Ferrovial SA (Spain)	76,630	997
Flughafen Zuerich AG (Switzerland)	2,618	1,074
Fraport AG Frankfurt Airport Services Worldwide (Germany)	22,340	1,292
Koninklijke Vopak N.V. (Netherlands)	38,490	2,703
Transurban Group (Australia)	446,320	2,778
Vinci SA (France)	18,590	792

		13,595

Telecommunication Services—22.5%
AT&T, Inc. (United States)	130,110	4,905
BCE, Inc. (Canada)	20,530	902
BT Group plc (United Kingdom)	282,190	1,051
Crown Castle International Corp. (United States)(2)	39,580	2,537
Nippon Telegraph & Telephone Corp. ADR (Japan)	35,700	847
Singapore Telecommunications Ltd. (Singapore)	584,400	1,524
TELUS Corp. (Canada)	28,200	1,779
Verizon Communications, Inc. (United States)	49,450	2,253
Vodafone Group plc Sponsored ADR (United Kingdom)	155,420	4,429
Windstream Corp. (United States)	100,970	1,021

		21,248

	SHARES	VALUE
Utilities—30.1%
Allette, Inc. (United States)	14,800	$618
APA Group (Australia)	173,500	853
CenterPoint Energy, Inc. (United States)	53,820	1,146
Centrica plc (United Kingdom)	149,690	792
CMS Energy Corp. (United States)	50,000	1,178
Consolidated Edison, Inc. (United States)	17,600	1,054
Dominion Resources, Inc. (United States)	27,940	1,479
DTE Energy Co. (United States)	14,520	870
E.ON AG (Germany)	25,430	603
FirstEnergy Corp. (United States)	36,530	1,611
National Grid plc (United Kingdom)	103,210	1,138
NextEra Energy, Inc. (United States)	26,800	1,885
NiSource, Inc. (United States)	46,240	1,178
Northeast Utilities (United States)	22,510	861
Northwest Natural Gas Co. (United States)	16,370	806
NV Energy, Inc. (United States)	56,410	1,016
ONEOK, Inc. (United States)	28,930	1,398
Pinnacle West Capital Corp. (United States)	20,970	1,107
Questar Corp. (United States)	37,460	762
Sempra Energy (United States)	25,960	1,674
SevernTrent plc (United Kingdom)	41,705	1,131
SP AusNet (Australia)	833,400	903
Terna Rete Elettrica Nazionale SpA (Italy)	214,640	800
United Utilities Group plc (United Kingdom)	84,190	973
Wisconsin Energy Corp. (United States)	40,020	1,508
XCEL Energy, Inc. (United States)	38,210	1,059

		28,403
TOTAL COMMON STOCKS (Identified Cost $71,019)		89,494
TOTAL LONG TERM INVESTMENTS—94.9%
(Identified Cost $71,019)		89,494

	SHARES	VALUE
SHORT-TERM INVESTMENTS—3.3%

Money Market Mutual Funds—3.3%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	3,135,242	$3,135
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,135)		3,135
TOTAL INVESTMENTS—98.2% (Identified Cost $74,154)		92,629	(1)
Other assets and liabilities, net—1.8%		1,665

NET ASSETS—100.0%		$94,294

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United States	52%
Canada	14
United Kingdom	10
Australia	5
Italy	3
Netherlands	3
Spain	2
Other	11
Total	100%
† % of total investments as of September 30, 2012

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Investments in Securities:
Equity Securities:
Common Stocks	$89,494	$89,494
Short-Term Investments	3,135	3,135

Total Investments	$92,629	$92,629

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of fiscal period value of $21,272 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.5%

Consumer Discretionary—17.9%
Amazon.com, Inc. (United States)(2)	15,043	$3,826
Bureau Veritas SA (France)	16,100	1,653
Chipotle Mexican Grill, Inc. (United States)(2)	3,940	1,251
Las Vegas Sands Corp. (United States)	65,453	3,035
McDonald’s Corp. (United States)	31,606	2,900
Norstar Founders Group Ltd. (Cayman Islands)(2)(3)	272,000	0
Paddy Power plc (Ireland)	16,516	1,222
Persimmon plc (United Kingdom)(2)	85,804	1,051
Sands China Ltd. (Hong Kong)	446,755	1,668
Starbucks Corp. (United States)	18,500	939

		17,545

Consumer Staples—26.9%
Anheuser-Busch InBev N.V. (Belgium)	22,229	1,890
British American Tobacco plc (United Kingdom)	95,491	4,903
Casey’s General Stores, Inc. (United States)	17,125	979
Coca-Cola Co. (The) (United States)	123,234	4,674
Hindustan Unilever Ltd. (India)	52,697	545
ITC Ltd. (India)	508,122	2,624
Mead Johnson Nutrition Co. (United States)	18,166	1,331
Nestle S.A. Registered Shares (Switzerland)	35,465	2,236
Philip Morris International, Inc. (United States)	50,623	4,553
Unilever N.V. (Netherlands)	73,852	2,613

		26,348

Energy—2.1%
Core Laboratories N.V. (Netherlands)	9,232	1,122
Enbridge, Inc. (Canada)	23,807	930

		2,052

Financials—23.0%
Berkshire Hathaway, Inc. Class B (United States)(2)	19,977	1,762
Citigroup, Inc. (United States)	119,177	3,899
Housing Development Finance Corp. (India)	212,493	3,120
Housing Development Finance Corp. Bank Ltd. (India)	214,545	2,559
Housing Development Finance Corp. Bank Ltd. ADR (India)	11,249	423
HSBC Holdings plc (United Kingdom)	203,028	1,880
JPMorgan Chase & Co. (United States)	89,956	3,641
Standard Chartered plc (United Kingdom)	41,549	939

	SHARES	VALUE
Financials—continued
UBS AG Registered Shares (Switzerland)(2)	163,936	$1,996
Wells Fargo & Co. (United States)	67,643	2,336

		22,555

Health Care—5.1%
Novo Nordisk A/S Class B (Denmark)	10,588	1,673
Valeant Pharmaceuticals International, Inc. (Canada)(2)	59,790	3,300

		4,973

Industrials—1.0%
SGS SA Registered Shares (Switzerland)	466	957

Information Technology—16.2%
Apple, Inc. (United States)	3,908	2,607
Baidu, Inc. ADR (China)(2)	6,592	770
Cognizant Technology Solutions Corp. Class A (United States)(2)	35,543	2,485
FactSet Research Systems, Inc. (United States)	9,175	885
MasterCard, Inc. Class A (United States)	10,658	4,812
SAP AG (Germany)	23,055	1,633
Visa, Inc. Class A (United States)	19,959	2,680

		15,872

Materials—5.3%
Fresnillo plc (United Kingdom)	51,474	1,540
Goldcorp, Inc. (Canada)	40,431	1,856
Newcrest Mining Ltd. (Australia)	59,872	1,810

		5,206
TOTAL COMMON STOCKS (Identified Cost $75,797)		95,508
TOTAL LONG TERM INVESTMENTS—97.5%
(Identified Cost $75,797)		95,508

SHORT-TERM INVESTMENTS—2.4%

Money Market Mutual Funds—2.4%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	2,357,747	2,358
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,358)		2,358
TOTAL INVESTMENTS—99.9%
(Identified Cost $78,155)		97,866	(1)
Other assets and liabilities, net—0.1%		91

NET ASSETS—100.0%		$97,957

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United States	52%
United Kingdom	11
India	9
Canada	6
Switzerland	5
Netherlands	4
Belgium	2
Other	11
Total	100%
† % of total investments as of September 30, 2012

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 3 – Significant Unobservable Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$95,508	$95,508	$0	(1)
Short-Term Investments	2,358	2,358	—

Total Investments	$97,866	$97,866	$0	(1)

There are no Level 2 (significant observable inputs) priced securities.

(1)	Includes internally fair valued security currently priced at zero($0).

Securities held by the Fund with an end of fiscal period value of $26,621 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.2%

Australia—8.4%
BGP Holdings plc(2)(3)(4)	13,566	$0
CFS Retail Property Trust	67,700	136
Dexus Property Group	342,440	337
GPT Group	60,500	213
Westfield Group	85,950	906
Westfield Retail Trust	89,450	268

		1,860

Canada—6.8%
Allied Properties Real Estate Investment Trust	7,785	253
Brookfield Properties, Inc.	18,470	307
Canadian Real Estate Investment Trust	5,225	223
Cominar Real Estate Investment Trust	7,295	179
First Capital Realty, Inc.	9,320	178
RioCan Real Estate Investment Trust	13,062	368

		1,508

Finland—0.5%
Citycon OYJ(2)	5,241	16
Citycon OYJ	29,700	89

		105

France—4.1%
Fonciere Des Regions	1,104	83
Klepierre	5,520	194
Societe Immobiliere de Location Pour L’industrie Et Le Commerce	455	47
Unibail-Rodamco	2,963	590

		914

Germany—0.9%
GSW Immobilien AG	5,064	188

Hong Kong—4.6%
Hang Lung Properties Ltd.	36,000	123
Hongkong Land Holdings Ltd.	60,900	366
Hysan Development Co. Ltd.	31,000	141
Link (The)	81,504	386

		1,016

Italy—0.2%
Beni Stabili SpA	75,478	40

Japan—3.1%
AEON Mall Co., Ltd.	6,670	163
Japan Prime Realty Investment Corp.	58	175
Japan Real Estate Investment Corp.	14	141
Nippon Building Fund, Inc.	20	216

		695

Netherlands—1.4%
Corio N.V.	3,515	149
Eurocommercial Properties N.V.	4,065	154

		303

	SHARES	VALUE

Norway—0.6%
Norwegian Property ASA	78,775	$120

Singapore—3.2%
CapitaCommercial Trust	40,000	49
CapitaMall Trust	73,450	121
CapitaRetail China Trust	124,275	148
Global Logistic Properties Ltd.	119,500	245
Mapletree Logistics Trust	160,545	147

		710

Sweden—1.0%
Castellum AB	10,840	147
Fabege AB	8,300	79

		226

Switzerland—0.2%
PSP Swiss Property AG(2)	565	51

United Kingdom—6.9%
Big Yellow Group plc	31,628	160
British Land Co. plc	25,600	216
Derwent London plc	3,710	117
Great Portland Estates plc	9,871	72
Hammerson plc	36,720	268
Land Securities Group plc	33,631	414
Safestore Holdings plc	74,726	124
SEGRO plc	44,290	162

		1,533

United States—54.3%
Alexandria Real Estate Equities, Inc.	681	50
American Campus Communities, Inc.	2,600	114
AvalonBay Communities, Inc.	3,895	530
BioMed Realty Trust, Inc.	13,218	247
Boston Properties, Inc.	5,328	589
BRE Properties, Inc.	1,891	89
Camden Property Trust	5,210	336
Campus Crest Communities, Inc.	140	1
CubeSmart	3,187	41
DCT Industrial Trust, Inc.	27,923	181
DDR Corp.	16,184	249
Digital Realty Trust, Inc.	2,785	195
Duke Realty Corp.	6,930	102
EastGroup Properties, Inc.	1,700	90
Equity Lifestyle Properties, Inc.	2,123	145
Equity Residential	10,494	604
Essex Property Trust, Inc.	2,319	344
Extra Space Storage, Inc.	13,699	455
General Growth Properties, Inc.	16,119	314
HCP, Inc.	6,479	288
Health Care REIT, Inc.	7,502	433
Host Hotels & Resorts, Inc.	17,908	287
Kilroy Realty Corp.	9,963	446
Kimco Realty Corp.	12,685	257
LaSalle Hotel Properties	8,115	217
Macerich Co. (The)	6,273	359
Prologis, Inc.	12,831	449
Public Storage	4,760	662
Regency Centers Corp.	820	40
Simon Property Group, Inc.	10,181	1,546

	SHARES	VALUE
United States—continued
SL Green Realty Corp.	4,031	$323
Tanger Factory Outlet Centers	7,700	249
Taubman Centers, Inc.	5,805	445
UDR, Inc.	6,473	161
Ventas, Inc.	9,722	605
Vornado Realty Trust	3,875	314
Weingarten Realty Investors	8,670	244

		12,001
TOTAL COMMON STOCKS (Identified Cost $18,695)		21,270
TOTAL LONG TERM INVESTMENTS—96.2% (Identified Cost $18,695)		21,270

SHORT-TERM INVESTMENTS—4.1%

Money Market Mutual Funds—4.1%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	900,973	901
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $901)		901
TOTAL INVESTMENTS—100.3% (Identified Cost $19,596)		22,171	(1)
Other assets and liabilities, net—(0.3)%		(57)

NET ASSETS—100.0%		$22,114

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
United States	58%
Australia	8
Canada	7
United Kingdom	7
Hong Kong	5
France	4
Singapore	3
Other	8
Total	100%
† % of total investments as of September 30, 2012

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$21,270	$21,254	$16	$0	(1)
Short-Term Investments	901	901	—	—

Total Investments	$22,171	$22,155	$16	$0	(1)

(1)	Includes internally fair valued security currently priced at zero($0).

Securities held by the Fund with an end of fiscal period value of $6,961 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS GREATER ASIA ex JAPAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.9%

Consumer Discretionary—16.6%
BEC World plc (Thailand)	33,300	$83
Genting Bhd (Malaysia)	33,900	97
Genting Malaysia Bhd (Malaysia)	107,500	123
Jollibee Foods Corp. (Philippines)	18,500	45
Jubilant Foodworks Ltd. (India)(2)	7,700	200
Kangwon Land, Inc. (South Korea)	2,260	51
L’Occitane International SA (Hong Kong)	53,559	141
Parkson Retail Asia Ltd. (Singapore)(2)	29,600	35
SA International Holdings Ltd. (Cayman Islands)	115,525	79
Sands China Ltd. (Hong Kong)	47,264	176
Super Retail Group Ltd. (Australia)	13,320	108
Television Broadcasts Ltd. (Hong Kong)	10,722	79
Titan Industries Ltd. (India)	23,400	116
Wynn Macau Ltd. (Hong Kong)	55,103	149

		1,482

Consumer Staples—35.2%
British American Tobacco Bangldesh Co., Ltd. (Bangladesh)	17,350	158
British American Tobacco Bhd (Malaysia)	2,900	57
Ceylon Tobacco Co., plc (Sri Lanka)	7,900	43
Coca-Cola Amatil Ltd. (Australia)	10,645	150
Colgate Palmolive India Ltd. (India)	3,000	69
Dabur India Ltd. (India)	29,753	72
Dairy Farm International Holdings Ltd. (Hong Kong)	8,250	92
Emami Ltd. (India)(2)	10,950	104
GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,200	68
Gudang Garam tbk PT (Indonesia)	10,957	53
Guinness Anchor Bhd (Malaysia)	40,135	200
Hengan International Group Co., Ltd. (China)	8,613	81
Hindustan Unilever Ltd. (India)	25,777	267
ITC Ltd. (India)	79,209	409
LG Household & Health Care Ltd. (South Korea)	294	168
Marico Bangladesh Ltd. (Bangladesh)	13,050	61
Nestle India Ltd. (India)	2,708	226
Nestle Malaysia Bhd (Malaysia)	7,100	143
Nestle Pakistan Ltd. (Pakistan)	2,214	98
Orion Corp. (South Korea)	88	77
Puregold Price Club, Inc. (Philippines)	116,800	83
Tingyi Cayman Islands Holding Corp. (Cayman Islands)	14,651	44
Tsingtao Brewery Co., Ltd. (China)	21,083	116
Unilever Indonesia tbk PT (Indonesia)	49,197	134
Unilever Pakistan Ltd. (Pakistan)	1,139	117
Want Want China Holdings Ltd. (China)	36,065	46

		3,136

	SHARES	VALUE
Financials—19.9%
Bangkok Bank plc (Thailand)	14,000	$91
Commercial Bank of Ceylon plc (Sri Lanka)	40,180	36
Delta Brac Housing Finance Corp., Ltd. (Bangladesh)	69,000	58
Global Logistic Properties Ltd. (Singapore)	59,600	122
Housing Development Finance Corp. (India)	28,559	419
Housing Development Finance Corp. Bank Ltd. (India)	31,655	378
HSBC Holdings plc (United Kingdom)	22,503	212
Jammu & Kashmir Bank Ltd. (India)(2)	2,900	51
Malayan Banking Bhd (Malaysia)	42,400	125
Public Bank Bhd (Malaysia)	25,100	118
Standard Chartered plc (United Kingdom)	6,901	159

		1,769

Health Care—3.8%
Cipla Ltd. (India)	13,296	96
GlaxoSmithKline Pharmaceuticals Ltd. (India)	1,100	41
Kalbe Farma tbk PT (Indonesia)	228,300	112
Sun Pharmaceutical Industries Ltd. (India)	6,386	84

		333

Industrials—7.0%
Jardine Matheson Holdings Ltd. (Hong Kong)	1,618	92
Jardine Strategic Holdings Ltd. (Bermuda)	1,706	58
Jasa Marga tbk PT (Indonesia)	103,800	64
Keells (John) Holdings plc (Sri Lanka)	100,733	178
S1 Corp. (South Korea)	640	39
SM Investments Corp. (Philippines)	3,170	56
Taiwan Secom Co., Ltd. (Taiwan)	34,246	75
UGL Ltd. (Australia)	5,400	59

		621

Information Technology—4.1%
Baidu, Inc. ADR (China)(2)	2,185	255
Tata Consultancy Services Ltd. (India)	4,500	111

		366

Materials—3.6%
Asian Paints Ltd. (India)	1,100	82
Newcrest Mining Ltd. (Australia)	5,633	170
Semen Gresik (Persero) tbk PT (Indonesia)	47,286	72

		324

Telecommunication Services—1.7%
China Mobile Ltd. (China)	13,800	153

	SHARES	VALUE
Utilities—6.0%
Power Assets Holdings Ltd. (Hong Kong)	48,969	$416
Power Grid Corp. of India Ltd. (India)(2)	53,550	122

		538
TOTAL COMMON STOCKS (Identified Cost $6,639)		8,722
TOTAL LONG TERM INVESTMENTS—97.9% (Identified Cost $6,639)		8,722

SHORT-TERM INVESTMENTS—0.4%

Money Market Mutual Funds—0.4%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	38,864	39
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $39)		39
TOTAL INVESTMENTS—98.3% (Identified Cost $6,678)		8,761	(1)
Other assets and liabilities, net—1.7%		149

NET ASSETS—100.0%		$8,910

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
India	33%
Hong Kong	13
Malaysia	10
China	7
Australia	6
Indonesia	5
United Kingdom	4
Other	22
Total	100%
† % of total investments as of September 30, 2012

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GREATER ASIA ex JAPAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Investments in Securities:
Equity Securities:
Common Stocks	$8,722	$8,722
Short-Term Investments	39	39

Total Investments	$8,761	$8,761

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of fiscal period value of $5,542 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.4%

Consumer Discretionary—17.2%
Barrat Developments plc (United Kingdom)(2)	55,275	$151
Bureau Veritas SA (France)	3,135	322
DKSH Holding AG (Switzerland)(2)	1,450	91
Domino’s Pizza plc (United Kingdom)	14,532	125
Luxottica Group SpA (Italy)	3,350	118
Paddy Power plc (Ireland)	2,846	211
Pearson plc (United Kingdom)(2)	4,489	88
Persimmon plc (United Kingdom)(2)	5,815	71

		1,177

Consumer Staples—30.3%
Anheuser-Busch InBev N.V. (Belgium)	3,041	259
British American Tobacco plc (United Kingdom)	5,507	283
Diageo plc (United Kingdom)	6,952	195
Groupe Danone S.A. (France)	2,148	132
Imperial Tobacco Group plc (United Kingdom)	2,221	82
L’Oreal S.A. (France)	550	68
Lindt & Spruengli AG (Switzerland)(2)	10	32
Nestle S.A. Registered Shares (Switzerland)	3,659	231
Pernod-Ricard S.A. (France)	735	82
Philip Morris International, Inc. (United States)	2,594	233
SABMiller plc (United Kingdom)	3,521	155
Unilever N.V. (Netherlands)	9,169	324

		2,076

Energy—4.5%
Core Laboratories N.V. (Netherlands)	568	69
Royal Dutch Shell plc A Shares (United Kingdom)	3,055	106
Statoil ASA (Norway)	5,250	135

		310

Financials—12.6%
BNP Paribas SA (France)	2,975	141
Exor SpA (Italy)	3,034	76
HSBC Holdings plc (United Kingdom)	21,975	203
Reinet Investments SCA (Luxembourg)(2)	4,535	85
Standard Chartered plc (United Kingdom)	5,125	116
UBS AG Registered Shares (Switzerland)(2)	19,771	241

		862

	SHARES	VALUE
Health Care—7.9%
Cie Generale D’optique Essilor International SA (France)	841	$79
Fresenius Medical Care AG & Co. KGaA (Germany)	1,839	135
GlaxoSmithKline plc (United Kingdom)	885	20
Novartis AG Registered Shares (Switzerland)	2,154	132
Novo Nordisk A/S Class B (Denmark)	1,114	176

		542

Industrials—11.0%
Andritz AG (Austria)	1,242	70
Brenntag AG (Germany)	550	70
Bunzl plc (United Kingdom)	3,626	65
Indutrade AB (Sweden)	3,418	101
Kuehne & Nagel International AG (Switzerland)	621	70
Prosegur Cia de Seguridad SA (Spain)	15,195	70
Rolls-Royce Holdings plc (United Kingdom)	9,737	133
SGS SA (Switzerland)	85	175

		754

Information Technology—8.4%
Accenture plc Class A (Ireland)	2,637	185
Amadeus IT Holding SA A Shares (Spain)	3,100	72
Domino Printing Sciences plc (United Kingdom)	7,973	71
SAP AG (Germany)	2,494	177
Wirecard AG (Germany)(2)	3,074	70

		575

Materials—4.5%
Air Liquide SA (France)	836	104
Fresnillo plc (United Kingdom)	5,686	170
Novozymes A/S Class B (Denmark)	1,325	36

		310

Telecommunication Services—1.0%
Millicom International Cellular SA (Luxembourg)	775	73
TOTAL COMMON STOCKS (Identified Cost $4,963)		6,679
TOTAL LONG TERM INVESTMENTS—97.4%
(Identified cost $4,963)		6,679

	SHARES	VALUE
SHORT-TERM INVESTMENTS—2.4%

Money Market Mutual Funds—2.4%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	165,994	$166
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $166)		166
TOTAL INVESTMENTS—99.8%
(Identified Cost $5,129)		6,845	(1)
Other assets and liabilities, net—0.2%		10

NET ASSETS—100.0%		$6,855

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

Country Weightings (Unaudited)†
United Kingdom	30%
Switzerland	14
France	13
Germany	7
Ireland	6
Netherlands	6
United States	6
Other	18
Total	100%
† % of total investments as of September 30, 2012

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENT (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$6,679	$6,679
Short-Term Investments	166	166

Total Investments	$6,845	$6,845

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of fiscal period value of $4,131 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—95.7%

Consumer Discretionary—5.4%
adidas AG (Germany)	3,780	$310
British Sky Broadcasting Group plc (United Kingdom)	23,400	281
Reed Elsevier N.V. (Netherlands)	35,800	479
Sumitomo Rubber Industries Ltd. (Japan)	31,900	379

		1,449

Consumer Staples—10.4%
British American Tobacco plc (United Kingdom)	5,300	272
Colruyt SA (Belgium)	11,040	481
Nestle S.A. Registered Shares (Switzerland)	13,010	820
Swedish Match AB (Sweden)	5,780	234
Tesco plc (United Kingdom)	57,400	308
Unilever N.V. (Netherlands)	8,172	289
Woolworths Ltd. (Australia)	12,120	361

		2,765

Energy—11.2%
BP plc (United Kingdom)	41,300	291
CNOOC Ltd. (China)	226,000	464
Royal Dutch Shell plc A Shares (United Kingdom)	14,360	496
Royal Dutch Shell plc B Shares (United Kingdom)	10,900	387
Sakari Resources Ltd. (Singapore)	157,500	240
Total SA (France)	14,770	733
Woodside Petroleum Ltd. (Australia)	10,710	368

		2,979

Financials—8.0%
Legal & General Group plc (United Kingdom)	160,000	341
Malayan Banking Bhd (Malaysia)	139,545	411
QBE Insurance Group Ltd. (Australia)	30,780	414
Tokyu REIT, Inc. (Japan)	59	304
United Overseas Bank Ltd. (Singapore)	19,200	307
Zurich Financial Services AG (Switzerland)(2)	1,470	366

		2,143

Health Care—10.8%
GlaxoSmithKline plc (United Kingdom)	16,000	369
Novartis AG Registered Shares (Switzerland)	11,190	685
Roche Holding AG (Switzerland)	4,170	779
Sanofi (France)	6,060	516
Teva Pharmaceutical Industries Ltd. (Israel)	12,917	524

		2,873

	SHARES	VALUE
Industrials—13.6%
Brambles Ltd. (Australia)	62,000	$451
ComfortDelgro Corp., Ltd. (Singapore)	226,000	316
Deutsche Post AG Registered Shares (Germany)	14,987	293
Kone Oyj (Finland)	3,430	237
Koninklijke Vopak N.V. (Netherlands)	4,550	320
Legrand SA (France)	10,870	410
Makita Corp. (Japan)	11,700	454
Mitsubishi Electric Corp. (Japan)	49,000	362
Panalpina Welttransport Holding AG Registered Shares (Switzerland)	1,980	189
Schindler Holding AG (Switzerland)	1,356	167
Toyota Tsusho Corp. (Japan)	20,300	434

		3,633

Information Technology—9.7%
Advantech Co., Ltd. (Taiwan)	63,000	230
ASM Pacific Technology Ltd. (Hong Kong)	33,200	393
Computershare Ltd. (Australia)	41,800	360
MediaTek, Inc. (Taiwan)	24,000	253
SAP AG (Germany)	6,610	468
Venture Corp., Ltd. (Singapore)	40,000	262
VTech Holdings Ltd. (Hong Kong)	29,200	358
Wincor Nixdorf AG (Germany)	7,072	277

		2,601

Materials—9.8%
Air Liquide SA (France)	3,730	462
CRH plc (Ireland)(2)	15,000	289
Fuchs Petrolub AG (Germany)	6,427	407
Givaudan SA Registered Shares (Switzerland)(2)	172	163
Lafarge Malayan Cement BHD (Malaysia)	79,800	233
Rio Tinto Ltd. (Australia)	3,330	184
Shin-Etsu Chemical Co., Ltd. (Japan)	6,900	388
Symrise AG (Germany)	9,044	306
Syngenta AG Registered Shares (Switzerland)	470	176

		2,608

Telecommunication Services—11.8%
Axiata Group BHD (Malaysia)	179,800	382
Belgacom SA (Belgium)	9,800	299
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	202,246	235
China Mobile Ltd. (China)	33,500	371
Chunghwa Telecom Co., Ltd. (Taiwan)	87,600	281
Koninklijke KPN N.V. (Netherlands)	52,750	403
StarHub Ltd. (Singapore)	59,900	181
Telenor ASA (Norway)	14,260	278

	SHARES	VALUE
Telecommunication Services—continued
Telstra Corp., Ltd. (Australia)	58,000	$236
Vodafone Group plc (United Kingdom)	169,700	482

		3,148

Utilities—5.0%
National Grid plc (United Kingdom)	27,200	300
Power Assets Holdings Ltd. (Hong Kong)	49,000	416
Scottish & Southern Energy plc (United Kingdom)	14,000	315
United Utilities Group plc (United Kingdom)	27,200	314

		1,345
TOTAL COMMON STOCKS (Identified Cost $24,036)		25,544
TOTAL LONG TERM INVESTMENTS—95.7%
(Identified Cost $24,036)		25,544	(3)

SHORT-TERM INVESTMENTS—3.9%

Money Market Mutual Funds—3.9%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	1,043,140	1,043
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,043)		1,043
TOTAL INVESTMENTS—99.6% (Identified Cost $25,079)		26,587	(1)
Other assets and liabilities, net—0.4%		119

NET ASSETS—100.0%		$26,706

Abbreviations:

REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	A portion of the Fund’s assets have been segregated for forward currency contracts.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

Country Weightings (Unaudited)†
United Kingdom	16%
Switzerland	12
Australia	9
Japan	9
France	8
Germany	8
Netherlands	5
Other	33
Total	100%
† % of total investments as of September 30, 2012

At September 30, 2012, the Fund had entered into forward currency contracts as follows (reported in 000’s):

Contracts to Receive		In Exchange for		Counterparty	Settlement Date	Value	Unrealized Appreciation (Depreciation)
AUD	2,300	USD	2,380	State Street Bank and Trust Co.	10/15/12	$2,382	$2
AUD	100	USD	102	State Street Bank and Trust Co.	10/15/12	$103	$1

							3

Contracts to Sell		In Exchange for		Counterparty	Settlement Date	Value	Unrealized Appreciation (Depreciation)
AUD	1,800	USD	1,808	State Street Bank and Trust Co.	10/15/12	$1,864	$(56)
AUD	600	USD	617	State Street Bank and Trust Co.	10/15/12	$621	$(4)
AUD	2,300	USD	2,350	State Street Bank and Trust Co.	3/20/13	$2,352	$(2)

							(62)

							$(59)

AUD Australian Dollar	USD United States Dollar

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$25,544	$25,544	$—
Short-term Investments	1,043	1,043	—

Total Investments	$26,587	$26,587	$—

Other Financial Instruments:
Forward Currency Contracts*	$(59)	$—	$(59)

There are no Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of fiscal period value of $24,193 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

*	Valued at the unrealized appreciation (depreciation) on the investment.

See Notes to Financial Statements

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.0%

Australia—19.4%
BGP Holdings plc(2)(3)(4)	588,920	$0
CFS Retail Property Trust	228,552	458
Dexus Property Group	1,177,115	1,160
GPT Group	211,000	744
Westfield Group	301,473	3,177
Westfield Retail Trust	321,173	963

		6,502

Canada—15.0%
Allied Properties Real Estate Investment Trust	25,315	823
Brookfield Properties, Inc.	63,450	1,055
Canadian Real Estate Investment Trust	16,995	726
Cominar Real Estate Investment Trust	23,965	588
First Capital Realty, Inc.	30,885	590
RioCan Real Estate Investment Trust	45,050	1,268

		5,050

Finland—0.9%
Citycon OYJ(2)	14,646	44
Citycon OYJ	83,000	248

		292

France—10.3%
Fonciere Des Regions	3,960	298
Klepierre	18,606	653
Societe Immobiliere de Location Pour L’industrie Et Le Commerce	3,047	315
Unibail-Rodamco	10,915	2,175

		3,441

Germany—1.9%
GSW Immobilien AG	17,390	645

Hong Kong—10.7%
Hang Lung Properties Ltd.	120,000	410
Hongkong Land Holdings Ltd.	213,100	1,281
Hysan Development Co. Ltd.	94,000	428
Link (The)	311,441	1,476

		3,595

Italy—0.8%
Beni Stabili SpA	516,257	272

Japan—7.2%
AEON Mall Co., Ltd.	23,530	576
Japan Prime Realty Investment Corp.	214	645
Japan Real Estate Investment Corp.	41	413
Nippon Building Fund, Inc.	72	776

		2,410

	SHARES	VALUE
Netherlands—3.0%
Corio N.V.	10,861	$462
Eurocommercial Properties N.V.	14,597	553

		1,015

Norway—1.3%
Norwegian Property ASA	284,600	435

Singapore—7.7%
CapitaCommercial Trust	152,400	186
CapitaMall Trust	262,650	432
CapitaRetail China Trust	432,725	517
Global Logistic Properties Ltd.	437,500	895
Mapletree Logistics Trust	605,544	555

		2,585

Sweden—2.4%
Castellum AB	37,366	505
Fabege AB	33,000	314

		819

Switzerland—0.7%
PSP Swiss Property AG(2)	2,491	226

United Kingdom—15.7%
Big Yellow Group plc	113,188	574
British Land Co. plc	95,305	803
Derwent London plc	12,846	406
Great Portland Estates plc	37,018	270
Hammerson plc	125,309	913
Land Securities Group plc	108,685	1,336
Safestore Holdings plc	241,876	402
SEGRO plc	156,457	573

		5,277
TOTAL COMMON STOCKS (Identified Cost $25,555)		32,564
TOTAL LONG TERM INVESTMENTS—97.0%
(Identified Cost $25,555)		32,564

SHORT-TERM INVESTMENTS—2.7%

Money Market Mutual Funds—2.7%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	894,338	894
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $894)		894
TOTAL INVESTMENTS—99.7% (Identified Cost $26,449)		33,458	(1)
Other assets and liabilities, net—0.3%		84

NET ASSETS—100.0%		$33,542

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Illiquid security.
(4)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the disclosure table located after the Schedule of Investments.

Country Weightings (Unaudited)†
Australia	19%
United Kingdom	16
Canada	15
Hong Kong	11
France	10
Singapore	8
Japan	7
Other	14
Total	100%
† % of total investments as of September 30, 2012

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

VIRTUS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Investments in Securities:
Equity Securities:
Common Stocks	$32,564	$32,520	$44	$0	(1)
Short-Term Investments	894	894	—	—

Total Investments	$33,458	$33,414	$44	$0	(1)

(1)	Includes internally fair valued security currently priced at zero $0.

Securities held by the Fund with an end of fiscal period value of $24,053 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

VIRTUS INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENT (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—91.5%

Consumer Discretionary—15.0%
Goldlion Holdings Ltd. (Hong Kong)	215,200	$94
Maisons France Confort (France)	2,800	92
Rightmove plc (United Kingdom)	700	18
Van de Velde NV (Belgium)	1,600	73
Watts Co., Ltd. (Japan)	4,700	62
Wotif.Com Holdings Ltd. (Australia)	29,700	119

		458

Consumer Staples—3.7%
Distell Group Ltd. (South Africa)	3,100	35
Dongsuh Co., Inc. (South Korea)	2,700	77

		112

Energy—4.6%
Schoeller-Bleckmann Oilfield Equipment AG (Austria)	600	62
TGS Nopec Geophysical Co., ASA (Norway)	2,400	78

		140

Financials—12.1%
ARA Asset Management Ltd. 144A (Singapore)(2)	83,700	108
Century 21 Real Estate of Japan Ltd. (Japan)	13	50
Euroz Ltd. (Australia)	71,939	69
Hiscox Ltd. (Bermuda)	13,500	106
Rathbone Brothers plc (United Kingdom)	1,600	34

		367

Health Care—7.6%
Haw Par Corp. Ltd. (Singapore)	12,400	67
Nakanishi, Inc. (Japan)	600	65
Stallergenes SA (France)	440	26
Win International Co., Ltd. (Japan)	9,500	74

		232

Industrials—21.4%
AIT Corp. (Japan)	9,700	135
Amadeus Fire AG (Germany)	2,050	93
Clasquin (France)	2,207	53
Freight Management Holdings Bhd (Malaysia)	1,000	0
Pfeiffer Vacuum Technology AG (Germany)	560	60
Richelieu Hardware Ltd. (Canada)	3,200	112
Rotork plc (United Kingdom)	1,750	64
Thermador Groupe (France)	1,300	94
Vicom Ltd. (Singapore)	10,000	40

		651

	SHARES	VALUE
Information Technology—11.8%
Carsales.Com Ltd. (Australia)	4,000	$32
Computer Modelling Group Ltd. (Canada)	1,800	35
Domino Printing Sciences plc (United Kingdom)	6,650	60
Iress Ltd. (Australia)	6,100	47
MercadoLibre, Inc. (Argentina)	1,250	103
Pro-Ship, Inc. (Japan)	4,100	82

		359

Materials—15.3%
Assore Ltd. (South Africa)	2,450	97
Corp. Moctezuma SAB de CV (Mexico)	52,400	115
KPX Chemical Co., Ltd. (South Korea)	2,600	114
Uyemura (C) & Co., Ltd. (Japan)	2,200	78
Victrex plc (United Kingdom)	2,900	62

		466
TOTAL COMMON STOCKS (Identified Cost $2,764)		2,785
TOTAL LONG TERM INVESTMENTS—91.5% (Identified Cost $2,764)		2,785

SHORT-TERM INVESTMENTS—16.7%

Money Market Mutual Funds—16.7%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	507,123	507
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $507)		507
TOTAL INVESTMENTS—108.2% (Identified Cost $3,271)		3,292	(1)
Other assets and liabilities, net—(8.2)%		(250)

NET ASSETS—100.0%		$3,042

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $108 or 3.6% of net assets.

Country Weightings (Unaudited) †
Japan	17%
United States	15
Australia	8
France	8
Singapore	7
United Kingdom	7
South Korea	6
Other	32
Total	100%
†% of total investments as of September 30, 2012

See Notes to Financial Statements

VIRTUS INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENT (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Equity Securities:
Common Stocks	$2,785	$2,785
Short-Term Investments	507	507

Total Investments	$3,292	$3,292

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

	Emerging Markets Debt Fund		Emerging Markets Equity Income Fund		Global Commodities Stock Fund		Global Dividend Fund

Assets
Investment in securities at value(1)	$24,633		$5,291		$19,773		$92,629
Foreign currency at value(2)	—		3		1		—	(3)
Cash	947		—		3		—
Receivables
Investment securities sold	486		—		—		—
Fund shares sold	—		—		—		1,714
Receivable from adviser	23		26		—		—
Dividends and interest receivable	439		2		3		140
Tax reclaims	—		—		—		34
Prepaid trustee retainer	—	(3)	—	(3)	—	(3)	1
Prepaid expenses	—		—		15		19

Total assets	26,528		5,322		19,795		94,537

Liabilities
Payables
Fund shares repurchased	—		—		—		111
Investment securities purchased	1,243		—		38		—
Investment advisory fee	—		—		13		50
Distribution and service fees	—	(3)	—	(3)	—	(3)	14
Administration fee	2		—	(3)	2		10
Transfer agent fees and expenses	1		—	(3)	1		15
Trustees’ fee and expenses	—	(3)	—	(3)	—	(3)	—	(3)
Professional fee	28		24		26		26
Other accrued expenses	7		4		4		17

Total liabilities	1,281		28		84		243

Net Assets	$25,247		$5,294		$19,711		$94,294

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$25,009		$5,000		$19,302		$90,020
Accumulated undistributed net investment income (loss)	60		(1)		(14)		17
Accumulated undistributed net realized gain (loss)	(15)		55		(2,053)		(14,217)
Net unrealized appreciation (depreciation) on investments	193		240		2,476		18,474

Net Assets	$25,247		$5,294		$19,711		$94,294

Class A
Net asset value (net assets/shares outstanding) per share	$10.09		$10.59		$9.96		$12.88
Maximum offering price per share NAV/(1-4.75%)	$10.49		$—		$—		$—
Maximum offering price per share NAV/(1-5.75%)	$—		$11.24		$10.57		$13.67
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,000		10,000		93,957		2,822,108
Net Assets	$101		$106		$936		$36,347
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.09		$10.58		$9.87		$12.85
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,901		10,000		11,875		709,229
Net Assets	$110		$106		$117		$9,117
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.10		$10.59		$9.98		$12.89
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,480,000		480,000		1,869,372		3,789,351
Net Assets	$25,036		$5,082		$18,658		$48,830
(1) Investment in securities at cost	$24,440		$5,051		$17,297		$74,154
(2) Foreign currency at cost	$—		$3		$1		$—	(3)
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

	Global Opportunities Fund		Global Real Estate Securities Fund		Greater Asia ex Japan Opportunities Fund		Greater European Opportunities Fund

Assets
Investment in securities at value(1)	$97,866		$22,171		$8,761		$6,845
Foreign currency at value(2)	7		2		51		1
Receivables
Investment securities sold	—		54		94		33
Fund shares sold	132		358		25		1
Receivable from adviser	—		—		9		—
Dividends and interest receivable	133		50		17		9
Tax reclaims	50		1		—		7
Prepaid trustee retainer	1		—	(3)	—	(3)	—	(3)
Prepaid expenses	34		13		13		12

Total assets	98,223		22,649		8,970		6,908

Liabilities
Cash overdraft	20		—		—		2
Payables
Fund shares repurchased	1		10		—		2
Investment securities purchased	—		477		29		12
Foreign capital gain taxes payable	85		—		2		—
Investment advisory fee	66		5		—		2
Distribution and service fees	17		3		2		1
Administration fee	11		2		1		1
Transfer agent fees and expenses	26		3		1		—	(3)
Trustees’ fee and expenses	—	(3)	—	(3)	—	(3)	—	(3)
Professional fee	22		26		22		27
Other accrued expenses	18		9		3		6

Total liabilities	266		535		60		53

Net Assets	$97,957		$22,114		$8,910		$6,855

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$95,588		$19,605		$6,536		$4,890
Accumulated undistributed net investment income (loss)	233		121		31		37
Accumulated undistributed net realized gain (loss)	(17,488)		(187)		262		212
Net unrealized appreciation (depreciation) on investments	19,624		2,575		2,081		1,716

Net Assets	$97,957		$22,114		$8,910		$6,855

Class A
Net asset value (net assets/shares outstanding) per share	$9.91		$22.40		$15.44		$14.20
Maximum offering price per share NAV/(1-5.75%)	$10.51		$23.77		$16.38		$15.07
Shares of beneficial interest outstanding, no par value, unlimited authorization	7,225,287		388,204		541,877		458,689
Net Assets	$71,592		$8,695		$8,366		$6,513
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$8.82		$—		$—		$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	118,869		—		—		—
Net Assets	$1,048		$—		$—		$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$8.77		$22.14		$15.19		$14.10
Shares of beneficial interest outstanding, no par value, unlimited authorization	193,788		61,256		15,150		13,260
Net Assets	$1,700		$1,356		$230		$187
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$9.91		$22.51		$15.50		$14.23
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,382,829		535,760		20,229		10,891
Net Assets	$23,617		$12,063		$314		$155
(1) Investment in securities at cost	$78,155		$19,596		$6,678		$5,129
(2) Foreign currency at cost	$7		$2		$51		$1
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

	International Equity Fund		International Real Estate Securities Fund		International Small-Cap Fund

Assets
Investment in securities at value(1)	$26,587		$33,458		$3,292
Foreign currency at value(2)	80		8		1
Receivables
Investment securities sold	—		172		—
Fund shares sold	—		45		—
Receivable from adviser	—		—		28
Dividends and interest receivable	109		74		7
Tax reclaims	25		31		—
Prepaid trustee retainer	—	(3)	—	(3)	—	(3)
Prepaid expenses	25		24		—
Unrealized appreciation on forward currency contracts	3		—		—

Total assets	26,829		33,812		3,328

Liabilities
Cash overdraft	3		—		—
Payables
Fund shares repurchased	—		6		—
Investment securities purchased	—		203		257
Investment advisory fee	19		17		—
Distribution and service fees	—	(3)	2		—	(3)
Administration fee	3		4		—	(3)
Transfer agent fees and expenses	1		4		1
Trustees’ fee and expenses	—	(3)	—	(3)	—	(3)
Professional fee	30		26		24
Other accrued expenses	5		8		4
Unrealized depreciation on forward currency contracts	62		—		—

Total liabilities	123		270		286

Net Assets	$26,706		$33,542		$3,042

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$25,605		$54,093		$3,014
Accumulated undistributed net investment income (loss)	223		(142)		7
Accumulated undistributed net realized gain (loss)	(573)		(27,419)		—
Net unrealized appreciation (depreciation) on investments	1,451		7,010		21

Net Assets	$26,706		$33,542		$3,042

Class A
Net asset value (net assets/shares outstanding) per share	$10.87		$6.50		$10.09
Maximum offering price per share NAV/(1-5.75%)	$11.53		$6.90		$10.71
Shares of beneficial interest outstanding, no par value, unlimited authorization	17,769		602,662		10,000
Net Assets	$193		$3,916		$101
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.77		$6.48		$10.09
Shares of beneficial interest outstanding, no par value, unlimited authorization	10,677		236,187		10,596
Net Assets	$115		$1,531		$107
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.82		$6.49		$10.10
Shares of beneficial interest outstanding, no par value, unlimited authorization	2,439,154		4,327,200		280,740
Net Assets	$26,398		$28,095		$2,834
(1) Investment in securities at cost	$25,079		$26,449		$3,271
(2) Foreign currency at cost	$78		$8		$1
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

	Emerging Markets Debt Fund(2)		Emerging Markets Equity Income Fund(2)		Global Commodities Stock Fund	Global Dividend Fund

Investment Income
Dividends	$1		$4		$318	$3,170
Interest	77		—	(1)	—	—
Security lending	—		—		— (1)	—
Foreign taxes withheld	—		—	(1)	(18)	(165)

Total investment income	78		4		300	3,005

Expenses
Investment advisory fees	12		4		195	498
Service fees, Class A	—	(1)	—	(1)	1	71
Distribution and service fees, Class C	—	(1)	—	(1)	1	70
Administration fees	2		—	(1)	26	101
Transfer agent fee and expenses	1		—	(1)	10	101
Custodian fees	1		1		5	19
Printing fees and expenses	3		—	(1)	(3)	17
Professional fees	31		26		30	31
Registration fees	3		3		45	43
Trustees’ fee and expenses	—	(1)	—	(1)	1	4
Miscellaneous expenses	—	(1)	—	(1)	2	7

Total expenses	53		34		313	962
Less expenses reimbursed and/or waived by investment adviser	(35)		(29)		(38)	—

Net expenses	18		5		275	962

Net investment income (loss)	60		(1)		25	2,043

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(15)		54		(1,720)	735
Net realized gain (loss) on foreign currency transactions	—	(1)	1		3	3
Net change in unrealized appreciation (depreciation) on investments	193		240		5,331	11,292
Net change in unrealized appreciation (depreciation) on foreign currency translation	—	(1)	—	(1)	— (1)	—	(1)

Net gain (loss) on investments	178		295		3,614	12,030

Net increase (decrease) in net assets resulting from operations	$238		$294		$3,639	$14,073

(1) Amount is less than $500.

(2) From inception date September 5, 2012.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

	Global Opportunities Fund	Global Real Estate Securities Fund	Greater Asia ex Japan Opportunities Fund	Greater European Opportunities Fund

Investment Income
Dividends	$1,721	$352	$205	$165
Interest	— (1)	— (1)	— (1)	— (1)
Security lending	1	—	— (1)	1
Foreign taxes withheld	(49)	(17)	(10)	(13)

Total investment income	1,673	335	195	153

Expenses
Investment advisory fees	688	93	85	49
Service fees, Class A	192	16	20	13
Distribution and service fees, Class B	10	—	—	—
Distribution and service fees, Class C	13	8	2	2
Administration fees	107	14	11	7
Transfer agent fee and expenses	124	16	6	4
Custodian fees	33	20	35	14
Printing fees and expenses	18	4	2	2
Professional fees	34	32	61	31
Registration fees	42	41	40	38
Trustees’ fee and expenses	4	— (1)	— (1)	— (1)
Miscellaneous expenses	8	2	3	2

Total expenses	1,273	246	265	162
Less expenses reimbursed and/or waived by investment adviser	(5)	(98)	(111)	(78)

Net expenses	1,268	148	154	84

Net investment income (loss)	405	187	41	69

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,545	(95)	299	235
Net realized gain (loss) on foreign currency transactions	(111)	(2)	(9)	(2)
Net change in unrealized appreciation (depreciation) on investments	11,357	2,394	831	1,038
Net change in unrealized appreciation (depreciation) on foreign currency translation	2	— (1)	(1)	1
Net change in foreign taxes on unrealized capital gains	(85)	—	—	—

Net gain (loss) on investments	16,708	2,297	1,120	1,272

Net increase (decrease) in net assets resulting from operations	$17,113	$2,484	$1,161	$1,341

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

	International Equity Fund	International Real Estate Securities Fund	International Small-Cap Fund(2)

Investment Income
Dividends	$906	$1,279	$11
Interest	— (1)	— (1)	—	(1)
Foreign taxes withheld	(68)	(109)	(1)

Total investment income	838	1,170	10

Expenses
Investment advisory fees	170	280	2
Service fees, Class A	1	8	—	(1)
Distribution and service fees, Class C	1	12	—	(1)
Administration fees	26	37	—	(1)
Transfer agent fee and expenses	10	30	1
Custodian fees	8	18	1
Printing fees and expenses	4	6	—	(1)
Professional fees	38	31	26
Registration fees	40	39	3
Trustees’ fee and expenses	1	2	—	(1)
Miscellaneous expenses	4	4	—	(1)

Total expenses	303	467	33
Less expenses reimbursed and/or waived by investment adviser	(51)	(96)	(30)

Net expenses	252	371	3

Net investment income (loss)	586	799	7

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(330)	(1,587)	—
Net realized gain (loss) on foreign currency transactions	(16)	(16)	—	(1)
Net change in unrealized appreciation (depreciation) on investments	3,274	7,109	21
Net change in unrealized appreciation (depreciation) on foreign currency translation	(201)	4	—	(1)

Net gain (loss) on investments	2,727	5,510	21

Net increase (decrease) in net assets resulting from operations	$3,313	$6,309	$28

(1) Amount is less than $500.

(2) From inception date September 5, 2012.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Emerging Markets Debt Fund	Emerging Markets Equity Income Fund
	From inception September 5, 2012 to September 30, 2012	From inception September 5, 2012 to September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$60	$(1)
Net realized gain (loss)	(15)	55
Net change in unrealized appreciation (depreciation)	193	240

Increase (decrease) in net assets resulting from operations	238	294

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	100	100
Change in net assets from share transactions, Class C	109	100
Change in net assets from share transactions, Class I	24,800	4,800

Increase (decrease) in net assets from share transactions	25,009	5,000

Net increase (decrease) in net assets	25,247	5,294

Net Assets
Beginning of fiscal year	—	—

End of fiscal year	$25,247	$5,294

Accumulated undistributed net investment income (loss) at end of fiscal year	$60	$(1)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Global Commodities Stock Fund		Global Dividend Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$25	$6	$2,043	$2,061
Net realized gain (loss)	(1,717)	(298)	738	(722)
Net change in unrealized appreciation (depreciation)	5,331	(2,855)	11,292	2,041

Increase (decrease) in net assets resulting from operations	3,639	(3,147)	14,073	3,380

From Distributions to Shareholders
Net investment income, Class A	— (1)	—	(817)	(690)
Net investment income, Class C	—	—	(150)	(138)
Net investment income, Class I	(83)	—	(1,277)	(1,131)

Decrease in net assets from distributions to shareholders	(83)	—	(2,244)	(1,959)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	566	256	8,865	(2,286)
Change in net assets from share transactions, Class C	(2)	121	1,898	(1,230)
Change in net assets from share transactions, Class I	(404)	18,765	8,579	(3,830)

Increase (decrease) in net assets from share transactions	160	19,142	19,342	(7,346)

Net increase (decrease) in net assets	3,716	15,995	31,171	(5,925)

Net Assets
Beginning of fiscal year	15,995	—	63,123	69,048

End of fiscal year	$19,711	$15,995	$94,294	$63,123

Accumulated undistributed net investment income (loss) at end of fiscal year	$(14)	$20	$17	$215

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Global Opportunities Fund		Global Real Estate Securities Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$405	$384	$187	$120
Net realized gain (loss)	5,434	5,506	(97)	167
Net change in unrealized appreciation (depreciation)	11,274	(4,121)	2,394	(928)

Increase (decrease) in net assets resulting from operations	17,113	1,769	2,484	(641)

From Distributions to Shareholders
Net investment income, Class A	(275)	(590)	(34)	(132)
Net investment income, Class B	—	(6)	—	—
Net investment income, Class C	—	(4)	(1)	(12)
Net investment income, Class I	—	—	(5)	(22)
Net realized short-term gains, Class A	—	—	(46)	(57)
Net realized short-term gains, Class C	—	—	(4)	(6)
Net realized short-term gains, Class I	—	—	(6)	(9)
Net realized long-term gains, Class A	—	—	(75)	(27)
Net realized long-term gains, Class C	—	—	(7)	(3)
Net realized long-term gains, Class I	—	—	(9)	(4)

Decrease in net assets from distributions to shareholders	(275)	(600)	(187)	(272)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	1,538	(5,293)	2,120	3,570
Change in net assets from share transactions, Class B	(90)	(416)	—	—
Change in net assets from share transactions, Class C	627	(4)	726	298
Change in net assets from share transactions, Class I	22,400	—	10,601	(17)

Increase (decrease) in net assets from share transactions	24,475	(5,713)	13,447	3,851

Net increase (decrease) in net assets	41,313	(4,544)	15,744	2,938

Net Assets
Beginning of fiscal year	56,644	61,188	6,370	3,432

End of fiscal year	$97,957	$56,644	$22,114	$6,370

Accumulated undistributed net investment income (loss) at end of fiscal year	$233	$214	$121	$(76)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	Greater Asia ex Japan Opportunities Fund		Greater European Opportunities Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$41	$44	$69	$66
Net realized gain (loss)	290	381	233	65
Net change in unrealized appreciation (depreciation)	830	(1,057)	1,039	(242)

Increase (decrease) in net assets resulting from operations	1,161	(632)	1,341	(111)

From Distributions to Shareholders
Net investment income, Class A	(12)	(77)	(58)	(99)
Net investment income, Class C	— (1)	—	— (1)	(2)
Net investment income, Class I	(2)	(2)	(3)	(3)
Net realized short-term gains, Class A	(38)	(1,159)	(8)	(96)
Net realized short-term gains, Class C	(1)	(26)	— (1)	(3)
Net realized short-term gains, Class I	(2)	(26)	— (1)	(3)
Net realized long-term gains, Class A	(309)	(243)	(182)	(341)
Net realized long-term gains, Class C	(8)	(5)	(6)	(11)
Net realized long-term gains, Class I	(15)	(5)	(8)	(10)

Decrease in net assets from distributions to shareholders	(387)	(1,543)	(265)	(568)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(1,485)	960	920	574
Change in net assets from share transactions, Class C	(12)	(158)	12	22
Change in net assets from share transactions, Class I	37	36	(74)	91

Increase (decrease) in net assets from share transactions	(1,460)	838	858	687

Net increase (decrease) in net assets	(686)	(1,337)	1,934	8

Net Assets
Beginning of fiscal year	9,596	10,933	4,921	4,913

End of fiscal year	$8,910	$9,596	$6,855	$4,921

Accumulated undistributed net investment income (loss) at end of fiscal year	$31	$12	$37	$28

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

	International Equity Fund		International Real Estate Securities Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$586	$523	$799	$1,681
Net realized gain (loss)	(346)	66	(1,603)	1,138
Net change in unrealized appreciation (depreciation)	3,073	(1,660)	7,113	(6,401)

Increase (decrease) in net assets resulting from operations	3,313	(1,071)	6,309	(3,582)

From Distributions to Shareholders
Net investment income, Class A	(5)	(2)	(72)	(282)
Net investment income, Class C	(3)	(1)	(15)	(56)
Net investment income, Class I	(624)	(212)	(639)	(2,445)
Net realized short-term gains, Class A	(3)	—	—	—
Net realized short-term gains, Class C	(2)	—	—	—
Net realized short-term gains, Class I	(331)	—	—	—

Decrease in net assets from distributions to shareholders	(968)	(215)	(726)	(2,783)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	(821)	952	(58)	1,447
Change in net assets from share transactions, Class C	6	— (1)	306	714
Change in net assets from share transactions, Class I	6,437	11,801	(914)	5,809

Increase (decrease) in net assets from share transactions	5,622	12,753	(666)	7,970

Net increase (decrease) in net assets	7,967	11,467	4,917	1,605

Net Assets
Beginning of fiscal year	18,739	7,272	28,625	27,020

End of fiscal year	$26,706	$18,739	$33,542	$28,625

Accumulated undistributed net investment income (loss) at end of fiscal year	$223	$293	$(142)	$(691)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(Reported in thousands)

International Small-Cap Fund
From inception September 5, 2012 to September 30, 2012

INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$7
Net change in unrealized appreciation (depreciation)	21

Increase (decrease) in net assets resulting from operations	28

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	100
Change in net assets from share transactions, Class C	106
Change in net assets from share transactions, Class I	2,808

Increase (decrease) in net assets from share transactions	3,014

Net increase (decrease) in net assets	3,042

Net Assets
Beginning of fiscal year	—

End of fiscal year	$3,042

Accumulated undistributed net investment income (loss) at end of fiscal year	$7

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Emerging Markets
Debt Fund
Class A
9/5/12(6) to 9/30/12	$10.00	0.02	0.07	0.09	—	—	—	0.09	$10.09	0.90	%(4)	$101	1.35	%(3)	3.49	%(3)	3.35	%(3)	13	%(4)

Class C
9/5/12(6) to 9/30/12	$10.00	0.02	0.07	0.09	—	—	—	0.09	$10.09	0.90	%(4)	$110	2.10	%(3)	4.26	%(3)	2.63	%(3)	13	%(4)

Class I
9/5/12(6) to 9/30/12	$10.00	0.02	0.08	0.10	—	—	—	0.10	$10.10	1.00	%(4)	$25,036	1.10	%(3)	3.24	%(3)	3.61	%(3)	13	%(4)
Emerging Markets Equity
Income Fund
Class A
9/5/12(6) to 9/30/12	$10.00	(0.01)	0.60	0.59	—	—	—	0.59	$10.59	5.90	%(4)	$106	1.75	%(3)	10.28	%(3)	(0.78	)%(3)	37	%(4)

Class C
9/5/12(6) to 9/30/12	$10.00	(0.01)	0.59	0.58	—	—	—	0.58	$10.58	5.80	%(4)	$106	2.50	%(3)	11.03	%(3)	(1.54	)%(3)	37	%(4)

Class I
9/5/12(6) to 9/30/12	$10.00	— (5)	0.59	0.59	—	—	—	0.59	$10.59	5.90	%(4)	$5,082	1.50	%(3)	10.03	%(3)	(0.54	)%(3)	37	%(4)
Global Commodities
Stock Fund
Class A
10/1/11 to 9/30/12	$8.16	— (5)	1.82	1.82	(0.02)	—	(0.02)	1.80	$9.96	22.30%		$936	1.65%		1.91%		(0.03)%		96%
3/15/11(6) to 9/30/11	10.00	(0.01)	(1.83)	(1.84)	—	—	—	(1.84)	8.16	(18.40	)(4)	204	1.65	(3)	5.40	(3)	(0.14	)(3)	32	(4)

Class C
10/1/11 to 9/30/12	$8.13	(0.08)	1.82	1.74	—	—	—	1.74	$9.87	21.40%		$117	2.40%		2.60%		(0.86)%		96%
3/15/11(6) to 9/30/11	10.00	(0.05)	(1.82)	(1.87)	—	—	—	(1.87)	8.13	(18.70	)(4)	99	2.40	(3)	6.73	(3)	(0.90	)(3)	32	(4)

Class I
10/1/11 to 9/30/12	$8.17	0.01	1.84	1.85	(0.04)	—	(0.04)	1.81	$9.98	22.67%		$18,658	1.40%		1.59%		0.14%		96%
3/15/11(6) to 9/30/11	10.00	0.01	(1.84)	(1.83)	—	—	—	(1.83)	8.17	(18.30	)(4)	15,692	1.40	(3)	2.92	(3)	0.14	(3)	32	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Dividend
Fund
Class A
10/1/11 to 9/30/12	$10.97	0.31	1.95	2.26	(0.35)	—	(0.35)	1.91	$12.88	20.80%		$36,347	1.32%		1.32%		2.59%		21%
10/1/10 to 9/30/11	10.71	0.33	0.25	0.58	(0.32)	—	(0.32)	0.26	10.97	5.40		23,120	1.34		1.34		2.89		16
10/1/09 to 9/30/10	9.97	0.26	0.77	1.03	(0.29)	—	(0.29)	0.74	10.71	10.48		24,794	1.33		1.33		2.51		22
10/1/08 to 9/30/09	10.91	0.31	(0.87)	(0.56)	(0.30)	(0.08)	(0.38)	(0.94)	9.97	(4.76)		77,049	1.31		1.33		3.50		46
10/1/07 to 9/30/08	13.70	0.31	(2.31)	(2.00)	(0.28)	(0.51)	(0.79)	(2.79)	10.91	(15.63)		75,664	1.15		1.22		2.39		60

Class C
10/1/11 to 9/30/12	$10.95	0.23	1.93	2.16	(0.26)	—	(0.26)	1.90	$12.85	19.97%		$9,117	2.07%		2.07%		1.88%		21%
10/1/10 to 9/30/11	10.69	0.24	0.26	0.50	(0.24)	—	(0.24)	0.26	10.95	4.51		6,138	2.09		2.09		2.11		16
10/1/09 to 9/30/10	9.95	0.20	0.75	0.95	(0.21)	—	(0.21)	0.74	10.69	9.70		7,160	2.10		2.10		1.98		22
10/1/08 to 9/30/09	10.89	0.26	(0.89)	(0.63)	(0.23)	(0.08)	(0.31)	(0.94)	9.95	(5.49)		6,188	2.09		2.10		2.85		46
10/1/07 to 9/30/08	13.66	0.23	(2.31)	(2.08)	(0.18)	(0.51)	(0.69)	(2.77)	10.89	(16.18)		1,856	1.90		1.97		1.72		60

Class I
10/1/11 to 9/30/12	$10.97	0.35	1.95	2.30	(0.38)	—	(0.38)	1.92	$12.89	21.19%		$48,830	1.07%		1.07%		2.85%		21%
10/1/10 to 9/30/11	10.72	0.36	0.24	0.60	(0.35)	—	(0.35)	0.25	10.97	5.56		33,865	1.09		1.09		3.16		16
10/1/09 to 9/30/10	9.96	0.31	0.76	1.07	(0.31)	—	(0.31)	0.76	10.72	10.96		37,094	1.10		1.10		3.04		22
10/1/08 to 9/30/09	10.90	0.34	(0.87)	(0.53)	(0.33)	(0.08)	(0.41)	(0.94)	9.96	(4.54)		344	1.09		1.10		3.80		46
6/6/08(6) to 9/30/08	13.41	0.07	(2.40)	(2.33)	(0.18)	—	(0.18)	(2.51)	10.90	(17.51	)(4)	82	0.90	(3)	1.01	(3)	1.83	(3)	60	(4)
Global Opportunities
Fund
Class A
10/1/11 to 9/30/12	$7.91	0.05	1.99	2.04	(0.04)	—	(0.04)	2.00	$9.91	25.80%		$71,592	1.55%		1.55%		0.53%		73%
10/1/10 to 9/30/11	7.79	0.05	0.15	0.20	(0.08)	—	(0.08)	0.12	7.91	2.54		54,916	1.55		1.67		0.65		56
10/1/09 to 9/30/10	6.67	0.09	1.11	1.20	(0.08)	—	(0.08)	1.12	7.79	18.09		59,088	1.57	(7)	1.66		1.21		78
10/1/08 to 9/30/09	7.82	0.07	(1.14)	(1.07)	(0.08)	—	(0.08)	(1.15)	6.67	(13.53)		53,644	1.86		1.86		1.16		168
10/1/07 to 9/30/08	11.59	0.13	(3.59)	(3.46)	(0.09)	(0.22)	(0.31)	(3.77)	7.82	(30.50)		73,003	1.65		1.65		1.31		62

Class B
10/1/11 to 9/30/12	$7.06	(0.02)	1.78	1.76	—	—	—	1.76	$8.82	24.93%		$1,048	2.30%		2.30%		(0.28)%		73%
10/1/10 to 9/30/11	6.97	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.06	1.76		915	2.30		2.42		(0.14)		56
10/1/09 to 9/30/10	6.00	0.03	0.99	1.02	(0.05)	—	(0.05)	0.97	6.97	17.09		1,294	2.32	(7)	2.41		0.43		78
10/1/08 to 9/30/09	7.06	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	6.00	(14.10)		1,369	2.61		2.61		0.35		168
10/1/07 to 9/30/08	10.48	0.04	(3.22)	(3.18)	(0.02)	(0.22)	(0.24)	(3.42)	7.06	(30.93)		2,379	2.39		2.39		0.49		62

Class C
10/1/11 to 9/30/12	$7.02	(0.02)	1.77	1.75	—	—	—	1.75	$8.77	24.93%		$1,700	2.30%		2.30%		(0.25)%		73%
10/1/10 to 9/30/11	6.93	(0.01)	0.13	0.12	(0.03)	—	(0.03)	0.09	7.02	1.77		813	2.30		2.42		(0.11)		56
10/1/09 to 9/30/10	5.97	0.03	0.98	1.01	(0.05)	—	(0.05)	0.96	6.93	17.01		806	2.32	(7)	2.41		0.48		78
10/1/08 to 9/30/09	7.03	0.02	(1.02)	(1.00)	(0.06)	—	(0.06)	(1.06)	5.97	(14.16)		776	2.62		2.62		0.37		168
10/1/07 to 9/30/08	10.44	0.05	(3.22)	(3.17)	(0.02)	(0.22)	(0.24)	(3.41)	7.03	(30.95)		1,149	2.40		2.40		0.55		62

Class I
8/8/12(6) to 9/30/12(6)	$9.38	— (5)	0.53	0.53	—	—	—	0.53	$9.91	5.54	%(4)	$23,617	1.30	%(3)	1.30	%(3)	0.02	%(3)	73	%(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Global Real Estate
Securities Fund
Class A
10/1/11 to 9/30/12	$17.78	0.33	4.77	5.10	(0.11)	(0.37)	(0.48)	4.62	$22.40	29.21%	$8,695	1.40%		2.37%		1.61%	31%
10/1/10 to 9/30/11	19.84	0.50	(0.90)	(0.40)	(1.01)	(0.65)	(1.66)	(2.06)	17.78	(2.57)	5,275	1.40		3.16		2.48	41
10/1/09 to 9/30/10	18.33	0.40	3.31	3.71	(1.55)	(0.65)	(2.20)	1.51	19.84	22.42	2,492	1.40		4.07		2.21	28
3/2/09(6) to 9/30/09	10.00	0.30	8.03	8.33	—	—	—	8.33	18.33	83.30 (4)	1,586	1.40	(3)	9.62	(3)	3.68 (3)	29	(4)

Class C
10/1/11 to 9/30/12	$17.65	0.17	4.72	4.89	(0.03)	(0.37)	(0.40)	4.49	$22.14	28.18%	$1,356	2.15%		3.11%		0.83%	31%
10/1/10 to 9/30/11	19.67	0.35	(0.88)	(0.53)	(0.84)	(0.65)	(1.49)	(2.02)	17.65	(3.25)	486	2.15		3.91		1.73	41
10/1/09 to 9/30/10	18.25	0.27	3.29	3.56	(1.49)	(0.65)	(2.14)	1.42	19.67	21.55	262	2.15		4.83		1.50	28
3/2/09(6) to 9/30/09	10.00	0.24	8.01	8.25	—	—	—	8.25	18.25	82.50 (4)	194	2.15	(3)	10.45	(3)	2.94 (3)	29	(4)

Class I
10/1/11 to 9/30/12	$17.85	0.45	4.71	5.16	(0.13)	(0.37)	(0.50)	4.66	$22.51	29.50%	$12,063	1.15%		1.93%		2.04%	31%
10/1/10 to 9/30/11	19.91	0.63	(0.97)	(0.34)	(1.07)	(0.65)	(1.72)	(2.06)	17.85	(2.26)	609	1.15		2.92		3.07	41
10/1/09 to 9/30/10	18.36	0.47	3.30	3.77	(1.57)	(0.65)	(2.22)	1.55	19.91	22.77	678	1.15		3.90		2.63	28
3/2/09(6) to 9/30/09	10.00	0.32	8.04	8.36	—	—	—	8.36	18.36	83.60 (4)	183	1.15	(3)	6.04	(3)	3.93 (3)	29	(4)
Greater Asia ex Japan
Opportunities Fund
Class A
10/1/11 to 9/30/12	$13.93	0.07	1.99	2.06	(0.02)	(0.53)	(0.55)	1.51	$15.44	15.56%	$8,366	1.80%		3.11%		0.49%	40%
10/1/10 to 9/30/11	16.89	0.06	(1.09)	(1.03)	(0.10)	(1.83)	(1.93)	(2.96)	13.93	(6.88)	9,125	1.80		3.06		0.39	60
10/1/09 to 9/30/10	13.01	0.14	4.19	4.33	(0.13)	(0.32)	(0.45)	3.88	16.89	34.27	10,305	1.80		3.05		1.00	78
4/21/09(6) to 9/30/09	10.00	0.10	2.91	3.01	—	—	—	3.01	13.01	30.10 (4)	6,431	1.80	(3)	3.78	(3)	1.88 (3)	26	(4)

Class C
10/1/11 to 9/30/12	$13.79	(0.03)	1.96	1.93	—	(0.53)	(0.53)	1.40	$15.19	14.74%	$230	2.55%		3.87%		(0.22)%	40%
10/1/10 to 9/30/11	16.77	(0.07)	(1.08)	(1.15)	—	(1.83)	(1.83)	(2.98)	13.79	(7.61)	223	2.55		3.81		(0.47)	60
10/1/09 to 9/30/10	12.96	0.07	4.16	4.23	(0.10)	(0.32)	(0.42)	3.81	16.77	33.39	430	2.55		3.83		0.46	78
4/21/09(6) to 9/30/09	10.00	0.06	2.90	2.96	—	—	—	2.96	12.96	29.60 (4)	130	2.55	(3)	4.54	(3)	1.12 (3)	26	(4)

Class I
10/1/11 to 9/30/12	$13.99	0.10	2.00	2.10	(0.06)	(0.53)	(0.59)	1.51	$15.50	15.80%	$314	1.55%		2.76%		0.70%	40%
10/1/10 to 9/30/11	16.94	0.08	(1.06)	(0.98)	(0.14)	(1.83)	(1.97)	(2.95)	13.99	(6.57)	248	1.55		2.78		0.50	60
10/1/09 to 9/30/10	13.02	0.18	4.21	4.39	(0.15)	(0.32)	(0.47)	3.92	16.94	34.69	198	1.55		2.80		1.25	78
4/21/09(6) to 9/30/09	10.00	0.11	2.91	3.02	—	—	—	3.02	13.02	30.20 (4)	130	1.55	(3)	3.54	(3)	2.11 (3)	26	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater European
Opportunities Fund
Class A
10/1/11 to 9/30/12	$11.80	0.16		2.87	3.03	(0.15)	(0.48)	(0.63)	2.40	$14.20	26.75%	$6,513	1.45%		2.82%		1.26%		49%
10/1/10 to 9/30/11	13.56	0.17		(0.36)	(0.19)	(0.29)	(1.28)	(1.57)	(1.76)	11.80	(2.09)	4,571	1.45		3.03		1.26		46
10/1/09 to 9/30/10	12.97	0.21		0.95	1.16	(0.15)	(0.42)	(0.57)	0.59	13.56	9.14	4,629	1.45		2.75		1.60		48
4/21/09(6) to 9/30/09	10.00	0.12		2.85	2.97	—	—	—	2.97	12.97	29.70 (4)	6,236	1.45	(3)	3.60	(3)	2.38	(3)	14	(4)

Class C
10/1/11 to 9/30/12	$11.69	0.07		2.85	2.92	(0.03)	(0.48)	(0.51)	2.41	$14.10	25.73%	$187	2.20%		3.57%		0.52%		49%
10/1/10 to 9/30/11	13.45	0.07		(0.36)	(0.29)	(0.19)	(1.28)	(1.47)	(1.76)	11.69	(2.77)	144	2.20		3.78		0.53		46
10/1/09 to 9/30/10	12.93	0.07		0.98	1.05	(0.11)	(0.42)	(0.53)	0.52	13.45	8.28	142	2.20		3.50		0.56		48
4/21/09(6) to 9/30/09	10.00	0.07		2.86	2.93	—	—	—	2.93	12.93	29.30 (4)	196	2.20	(3)	4.27	(3)	1.31	(3)	14	(4)

Class I
10/1/11 to 9/30/12	$11.83	0.17		2.90	3.07	(0.19)	(0.48)	(0.67)	2.40	$14.23	26.99%	$155	1.20%		2.57%		1.32%		49%
10/1/10 to 9/30/11	13.60	0.17		(0.34)	(0.17)	(0.32)	(1.28)	(1.60)	(1.77)	11.83	(1.84)	206	1.20		2.78		1.33		46
10/1/09 to 9/30/10	12.98	0.24		0.96	1.20	(0.16)	(0.42)	(0.58)	0.62	13.60	9.48	142	1.20		2.56		1.83		48
4/21/09(6) to 9/30/09	10.00	0.14		2.84	2.98	—	—	—	2.98	12.98	29.80 (4)	130	1.20	(3)	3.34	(3)	2.63	(3)	14	(4)
International Equity Fund
Class A
10/1/11 to 9/30/12	$9.79	0.21		1.36	1.57	(0.30)	(0.19)	(0.49)	1.08	$10.87	16.58%	$193	1.50%		1.80%		2.02%		25%
10/1/10 to 9/30/11	10.17	0.29		(0.57)	(0.28)	(0.10)	—	(0.10)	(0.38)	9.79	(2.85)	952	1.50		2.11		2.73		65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.17	0.17	—	—	—	0.17	10.17	1.70 (4)	102	1.50	(3)	19.64	(3)	1.36	(3)	0	(4)

Class C
10/1/11 to 9/30/12	$9.76	0.20		1.25	1.45	(0.25)	(0.19)	(0.44)	1.01	$10.77	15.37%	$115	2.25%		2.51%		1.94%		25%
10/1/10 to 9/30/11	10.16	0.18		(0.53)	(0.35)	(0.05)	—	(0.05)	(0.40)	9.76	(3.58)	98	2.25		3.15		1.70		65
9/16/10(6) to 9/30/10	10.00	—	(5)	0.16	0.16	—	—	—	0.16	10.16	1.60 (4)	102	2.25	(3)	20.39	(3)	0.61	(3)	0	(4)

Class I
10/1/11 to 9/30/12	$9.80	0.30		1.26	1.56	(0.35)	(0.19)	(0.54)	1.02	$10.82	16.47%	$26,398	1.25%		1.50%		2.94%		25%
10/1/10 to 9/30/11	10.18	0.34		(0.60)	(0.26)	(0.12)	—	(0.12)	(0.38)	9.80	(2.62)	17,689	1.25		1.88		3.16		65
9/16/10(6) to 9/30/10	10.00	0.01		0.17	0.18	—	—	—	0.18	10.18	1.70 (4)	7,068	1.25	(3)	19.39	(3)	1.62	(3)	0	(4)

The footnote legend is at the end of the financial highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
International Real Estate
Securities Fund
Class A
10/1/11 to 9/30/12	$5.23	0.16	1.24	1.40	(0.13)	—	(0.13)	1.27	$6.50	27.35%		$3,916	1.50%		1.85%		2.69%		41%
10/1/10 to 9/30/11	6.30	0.31	(0.69)	(0.38)	(0.69)	—	(0.69)	(1.07)	5.23	(7.15)		3,243	1.50		1.77		5.03		41
10/1/09 to 9/30/10	6.00	0.13	0.65	0.78	(0.48)	—	(0.48)	0.30	6.30	14.44		2,474	1.50		1.70		2.21		20
10/1/08 to 9/30/09	6.72	0.21	(0.66)	(0.45)	(0.27)	—	(0.27)	(0.72)	6.00	(5.59)		32,178	1.50		1.66		4.71		54
10/1/07(6) to 9/30/08	10.00	0.21	(3.32)	(3.11)	(0.17)	—	(0.17)	(3.28)	6.72	(31.46)		60,907	1.50		2.11		2.74		8

Class C
10/1/11 to 9/30/12	$5.20	0.12	1.24	1.36	(0.08)	—	(0.08)	1.28	$6.48	26.36%		$1,531	2.25%		2.60%		2.04%		41%
10/1/10 to 9/30/11	6.26	0.24	(0.67)	(0.43)	(0.63)	—	(0.63)	(1.06)	5.20	(7.90)		962	2.25		2.52		3.91		41
10/1/09 to 9/30/10	6.00	0.13	0.61	0.74	(0.48)	—	(0.48)	0.26	6.26	13.73		494	2.25		2.51		2.28		20
10/1/08 to 9/30/09	6.70	0.19	(0.67)	(0.48)	(0.22)	—	(0.22)	(0.70)	6.00	(6.30)		413	2.25		2.40		4.21		54
10/1/07(6) to 9/30/08	10.00	0.20	(3.38)	(3.18)	(0.12)	—	(0.12)	(3.30)	6.70	(32.09)		141	2.23		3.00		2.52		8

Class I
10/1/11 to 9/30/12	$5.23	0.17	1.25	1.42	(0.16)	—	(0.16)	1.26	$6.49	27.74%		$28,095	1.25%		1.59%		2.92%		41%
10/1/10 to 9/30/11	6.31	0.35	(0.72)	(0.37)	(0.71)	—	(0.71)	(1.08)	5.23	(7.04)		24,420	1.25		1.52		5.65		41
10/1/09 to 9/30/10	5.99	0.19	0.61	0.80	(0.48)	—	(0.48)	0.32	6.31	14.83		24,052	1.25		1.51		3.31		20
10/1/08 to 9/30/09	6.72	0.23	(0.67)	(0.44)	(0.29)	—	(0.29)	(0.73)	5.99	(5.43)		71	1.25		1.41		4.87		54
10/1/07(6) to 9/30/08	10.00	0.25	(3.35)	(3.10)	(0.18)	—	(0.18)	(3.28)	6.72	(31.32)		69	1.24		2.16		3.00		8
International Small-Cap
Fund
Class A
9/5/12(6) to 9/30/12	$10.00	0.02	0.07	0.09	—	—	—	0.09	$10.09	0.90	%(4)	$101	1.60	%(3)	16.64	%(3)	3.65	%(3)	0	%(4)

Class C
9/5/12(6) to 9/30/12	$10.00	0.02	0.07	0.09	—	—	—	0.09	$10.09	0.90	%(4)	$107	2.35	%(3)	17.43	%(3)	2.86	%(3)	0	%(4)

Class I
9/5/12(6) to 9/30/12	$10.00	0.03	0.07	0.10	—	—	—	0.10	$10.10	1.00	%(4)	$2,834	1.35	%(3)	16.39	%(3)	3.89	%(3)	0	%(4)

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 27 funds are offered for sale, of which 11 (each a “Fund”) are reported in this annual report.

The Fund’s investment objectives are outlined in each Fund’s Summary Page.

All the Funds offer Class A, Class C shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions, For more information regarding Qualifying Transactions, refer to the prospectus.

Class A shares of Emerging Markets Debt Fund are sold with a front-end sales charge of up to 3.75%. Class A shares of the remaining Funds are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% CDSC if applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board approved 12b-1 and/or shareholder servicing plan and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund which include nightly price variance, as well as back testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis which been approved by the Board. All internally fair valued securities, referred to below, are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurers, secretary and chief compliance officer of the Trust. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives such as treasury futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of business of the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT investments is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred by together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each such fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating Expenses that a Funds bears directly, the shareholders of the Funds indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Funds invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

G.	Derivative Financial Instruments

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Funds.

Forward Currency Contracts: A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss in the Statement of Operations. When the contract is closed or offset with the same counterparty, on settlement date, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statement of Operations as net realized gain (loss) from foreign currency transactions.

Funds enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds also, from time to time, hedge the currency exposure of foreign denominated securities, held in the portfolio, back to U.S. dollars during perceived times of U.S. dollar strength. This is done in order to protect the U.S. dollar value of the portfolio. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

H.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), the Funds’ custodian. Under the terms of the agreement, a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

Effective November 7, 2011, securities lending was suspended on all Virtus Mutual Funds.

Note	3. Investment Advisory Fee and Related Party Transactions ($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the daily net assets of each Fund:

	1st $1 Billion	Over $1 Billion
Emerging Markets Debt Fund	0.75%	0.70%
Emerging Markets Equity Income Fund	1.05	1.00
Greater Asia ex Japan Opportunities Fund	1.00	0.95
Greater European Opportunities Fund	0.85	0.80
International Small-Cap Fund	1.00	0.95

	1st $1 Billion	$1+ Billion – $2 Billion	$2 + Billion
Global Commodities Stock Fund	1.00%	0.95%	0.90%
Global Dividend Fund	0.65	0.60	0.55
Global Opportunities Fund	0.85	0.80	0.75
Global Real Estate Securities Fund	0.85	0.80	0.75
International Real Estate Securities Fund	1.00	0.95	0.90

	1st $2 Billion	$2 + Billion – $4 Billion	$4 + Billion
International Equity Fund	0.85%	0.80%	0.75%

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

B.	Subadvisers

A Subadviser manages the investments of each Fund, for which the Subadviser is paid a fee by the Adviser. The Subadvisers with respect to the Funds they serve are as follows:

Fund	Subadviser	Fund	Subadviser
Emerging Markets Debt Fund	NF(6)	Greater Asia ex Japan Opportunities Fund	Vontobel(4)
Emerging Markets Equity Income fund	KBI(2)	Greater European Opportunities Fund	Vontobel(4)
Global Commodities Stock Fund	BMO(5)	International Equity Fund	Pyrford(3)
Global Dividend Fund	DPIM(1)	International Real Estate Securities Fund	DPIM(1)
Global Opportunities Fund	Vontobel(4)	International Small-Cap Fund	KAR(7)
Global Real Estate Securities Fund	DPIM(1)

(1)	Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus.
(2)	Kleinwort Benson Investors, International, Ltd
(3)	Pyrford International Ltd. An indirect wholly-owned subsidiary of the Bank of Montreal (“BoM”). BoM, through its subsidiary BMO Bankcorp, is a minority investor of Virtus.
(4)	Vontobel Asset Management, Inc.
(5)	BMO Asset Management Corp. (f/k/a Harris Investment Management, Inc.), an indirect, wholly-owned subsidiary of BoM. BoM, through its subsidiary BMO Bankcorp, is a minority investor of Virtus.
(6)	Newfleet Asset Management, LLC an indirect wholly-owned subsidiary of Virtus.
(7)	Kayne Anderson Rudnick Investment Management, LLC an indirect wholly-owned subsidiary of Virtus.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit each Fund’s total operating expenses (excluding taxes, extraordinary expenses and acquired fund fees and expenses), so that such expenses do not exceed the below percentages of the average daily net asset values for the following Funds. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class B	Class C	Class I
Global Commodities Stock Fund	1.65%	—%	2.40%	1.40%
Global Opportunities Fund	1.55	2.30	2.30	1.30
Global Real Estate Securities Fund	1.40	—	2.15	1.15
Greater Asia ex Japan Opportunities Fund	1.80	—	2.55	1.55
Greater European Opportunities Fund	1.45	—	2.20	1.20
International Equity Fund	1.50	—	2.25	1.25
International Real Estate Securities Fund	1.50	—	2.25	1.25

The Adviser has contractually agreed to limit the following Fund’s total operating expenses (excluding interest, taxes, and extraordinary expenses).

	Class A	Class C	Class I	Through Date
Emerging Markets Debt Fund	1.35%	2.10%	1.10%	9/30/13
Emerging Markets Equity Income Fund	1.75	2.50	1.50	9/30/13
International Small-Cap Fund	1.60	2.35	1.35	9/30/13

For certain Funds the Adviser may recapture operating expenses waived or reimbursed under these arrangements, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured as follows:

	Fiscal Year Ended
Fund	2013	2014	2015	Total
Emerging Markets Debt Fund	$—	$—	$35	$35
Emerging Markets Equity Income Fund	—	—	29	29
Global Commodities Stock	—	85	38	123
Global Opportunities Fund	48	76	5	129
Global Real Estate Securities Fund	91	86	98	275
Greater Asia ex Japan Opportunities Fund	99	149	111	359
Greater European Opportunities Fund	79	83	78	240
International Equity Fund	16	106	51	173
International Real Estate Securities Fund	73	82	96	251
International Small Cap	—	—	30	30

D.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2012, it retained Net commissions of $38 Class A shares and deferred sales charges of $242, $—*, and $5 for Class A shares, Class B shares and Class C shares respectively.

* Amount less than $500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

In addition, each Fund pays VP Distributors distribution and/or service fees under Board approved 12b-1 and/or shareholder service plans as a percentage of the average daily net assets of each respective class at the annual rates as follows: Class A shares 0.25%; Class B shares 1.00%; Class C shares 1.00%; Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

($ reported in thousands)

VP Distributors also serves as the Trust’s Administrator. For the period ended September 30, 2012, the Funds incurred administration fees from the Trust totaling $248 which are included in the Statements of Operations.

VP Distributors also serves as the Trust’s transfer agent. For the period ended September 30, 2012, the Funds incurred transfer agent fees from the Trust totaling $249 which are included in the Statements of Operations. A portion is paid to outside entities that also provide service to the Trust.

F.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2012, Virtus and its affiliates including BMO Bankcorp (a minority investor in Virtus) and its affiliates and the retirement plans of Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Emerging Markets Debt Fund
Class A	10,000	$101
Class C	10,000	101
Class I	2,480,000	25,048
Emerging Markets Equity Income Fund
Class A	10,000	106
Class C	10,000	106
Class I	480,000	5,083
Global Commodities Stock Fund
Class A	10,020	100
Class C	10,000	99
Class I	1,793,930	17,903
Global Dividend Fund
Class I	2,635,939	33,977
Global Opportunities Fund
Class I	10,650	106
Global Real Estate Securities Fund
Class A	100,890	2,260
Class C	25,099	560
Class I	415,971	9,364
International Equity Fund
Class A	10,506	114
Class C	10,420	112
International Real Estate Securities Fund
Class A	265,167	1,724
Class C	12,997	84
Class I	3,083,457	20,012
International Small-Cap Fund
Class A	10,000	101
Class C	10,000	101
Class I	280,000	2,828

4.	Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government securities and agency securities, forward currency contracts, futures and short-term securities) during the period ended September 30, 2012, were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$26,198	$2,028
Emerging Markets Equity Income Fund	6,531	1,559
Global Commodities Stock Fund	18,235	18,240
Global Dividend Fund	31,152	16,101
Global Opportunities Fund	79,394	57,269
Global Real Estate Securities Fund	16,177	3,412

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

	Purchases	Sales
Greater Asia ex Japan Opportunities Fund	$3,298	$5,364
Greater European Opportunities Fund	3,299	2,760
International Equity Fund	9,697	4,786
International Real Estate Securities Fund	11,809	12,827
International Small-Cap Fund	2,764	—

Purchases and sales of long term U.S. Government and agency securities for the Funds during the period ended September 30, 2012 were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$289	$—

5.	Derivative Transactions

($ reported in thousands)

Certain Funds invested in derivative instruments during the reporting period in the form of forward currency contracts. The primary type of risk associated with the forward currency contracts is foreign exchange risk, associated with the conversion of foreign currency to U.S. dollars. A Fund may invest in forward currency contracts in an attempt to manage such risk and protect the U.S. dollar value of the portfolio.

For additional information on forward currency contracts in which the Funds invested in during the reporting period, refer to the Schedule of Investments and Note 2G.

The following is a summary of International Equity Fund’s derivative instrument holdings categorized by primary risk exposure as of September 30, 2012 ($ reported in thousands):

Statements of Assets and Liabilities		Statements of Operations
Assets: Unrealized appreciation on forward currency contracts	$3	Net realized gain (loss) on foreign currency transactions	$8
Liabilities: Unrealized depreciation on forward currency contracts	(62)	Net change in unrealized appreciation (depreciation) on foreign currency translation	(206)

Net asset (liability) balance	$(59)	Total realized and unrealized gain(loss) on foreign currency transactions	$(198)

For the fiscal year ended September 30, 2012, International Equity Fund’s average volume of derivative activities is as follows:

Forward Currency Contracts – Purchased(1)	Forward Currency Contracts – Sold(2)
$205	$(2,085)

(1)	Value at Settlement Date Payable.
(2)	Value at Settlement Date Receivable.

Note	6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Emerging Markets Debt Fund		Emerging Markets Equity Income Fund
	Period Ended September 30, 2012		Period Ended September 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	10	$100	10	$100
Reinvestment of distributions	—	—	—	—
Shares repurchased	—	—	—	—

Net Increase / (Decrease)	10	$100	10	$100

Class C
Sale of shares	11	$109	10	$100

Net Increase / (Decrease)	11	$109	10	$100

Class I
Sale of shares	2,480	$24,800	480	$4,800

Net Increase / (Decrease)	2,480	$24,800	480	$4,800

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

	Global Commodities Stock Fund				Global Dividend Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	140	$1,240	25	$256	1,597	$19,592	649	$7,571
Reinvestment of distributions	— (1)	— (1)	—	—	62	753	56	633
Shares repurchased	(71)	(674)	— (1)	— (1)	(944)	(11,480)	(911)	(10,490)

Net Increase / (Decrease)	69	$566	25	$256	715	$8,865	(206)	$(2,286)

Class C
Sale of shares	1	$9	12	$121	274	$3,393	110	$1,266
Reinvestment of distributions	—	—	—	—	9	113	8	89
Shares repurchased	(1)	(11)	—	—	(135)	(1,608)	(227)	(2,585)

Net Increase / (Decrease)	— (1)	$(2)	12	$121	148	$1,898	(109)	$(1,230)

Class I
Sale of shares	488	$4,563	2,050	$20,000	1,600	$19,736	412	$4,880
Reinvestment of distributions	9	83	—	—	101	1,234	97	1,084
Shares repurchased	(548)	(5,050)	(130)	(1,235)	(999)	(12,391)	(883)	(9,794)

Net Increase / (Decrease)	(51)	$(404)	1,920	$18,765	702	$8,579	(374)	$(3,830)

	Global Opportunities Fund				Global Real Estate Securities Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	4,217	$37,925	153	$1,256	307	$6,515	207	$4,284
Reinvestment of distributions	29	247	65	524	8	153	11	207
Shares repurchased	(3,966)	(36,634)	(859)	(7,073)	(224)	(4,548)	(46)	(921)

Net Increase / (Decrease)	280	$1,538	(641)	$(5,293)	91	$2,120	172	$3,570

Class B
Sale of shares	30	$240	5	$39	—	$—	—	$—
Reinvestment of distributions	—	—	1	6	—	—	—	—
Shares repurchased	(41)	(330)	(62)	(461)	—	—	—	—

Net Increase / (Decrease)	(11)	$(90)	(56)	$(416)	—	$—	—	$—

Class C
Sale of shares	113	$911	23	$172	40	$864	17	$356
Reinvestment of distributions	—	—	— (1)	3	1	11	1	21
Shares repurchased	(35)	(284)	(24)	(179)	(7)	(149)	(4)	(79)

Net Increase / (Decrease)	78	$627	(1)	$(4)	34	$726	14	$298

Class I
Sale of shares	2,383	$22,400	—	$—	516	$10,922	41	$841
Reinvestment of distributions	—	—	—	—	1	20	2	36
Shares repurchased	—	—	—	—	(16)	(341)	(43)	(894)

Net Increase / (Decrease)	2,383	$22,400	—	$—	501	$10,601	— (1)	$(17)

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

	Greater Asia ex Japan Opportunities Fund				Greater European Opportunities Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	12	$170	289	$4,571	64	$852	10	$127
Reinvestment of distributions	28	360	99	1,475	21	247	43	536
Shares repurchased	(153)	(2,015)	(342)	(5,086)	(14)	(179)	(7)	(89)

Net Increase / (Decrease)	(113)	$(1,485)	46	$960	71	$920	46	$574

Class C
Sale of shares	1	$18	4	$68	— (1)	$6	1	$7
Reinvestment of distributions	1	8	2	30	1	6	1	16
Shares repurchased	(3)	(38)	(16)	(256)	— (1)	— (1)	— (1)	(1)

Net Increase / (Decrease)	(1)	$(12)	(10)	$(158)	1	$12	2	$22

Class I
Sale of shares	16	$223	344	$5,237	8	$100	7	$91
Reinvestment of distributions	1	18	2	32	— (1)	5	— (1)	— (1)
Shares repurchased	(15)	(204)	(340)	(5,233)	(15)	(179)	—	—

Net Increase / (Decrease)	2	$37	6	$36	(7)	$(74)	7	$91

	International Equity Fund				International Real Estate Securities Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011		Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	8	$88	90	$976	200	$1,197	465	$2,901
Reinvestment of distributions	1	7	— (1)	2	12	66	47	275
Shares repurchased	(88)	(916)	(3)	(26)	(230)	(1,321)	(284)	(1,729)

Net Increase / (Decrease)	(79)	$(821)	87	$952	(18)	$(58)	228	$1,447

Class C
Sale of shares	— (1)	$2	—	$—	94	$550	228	$1,444
Reinvestment of distributions	— (1)	4	— (1)	— (1)	2	12	9	52
Shares repurchased	—	—	—	—	(45)	(256)	(131)	(782)

Net Increase / (Decrease)	— (1)	$6	— (1)	$— (1)	51	$306	106	$714

Class I
Sale of shares	724	$7,394	1,913	$20,502	1,993	$11,674	1,636	$10,525
Reinvestment of distributions	96	945	18	205	116	630	421	2,444
Shares repurchased	(186)	(1,902)	(821)	(8,906)	(2,447)	(13,218)	(1,204)	(7,160)

Net Increase / (Decrease)	634	$6,437	1,110	$11,801	(338)	$(914)	853	$5,809

(1)	Amount is less than 500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

	International Small-Cap Fund
	Year Ended September 30, 2012
	SHARES	AMOUNT

Class A
Sale of shares	10	$100
Reinvestment of distributions	—	—
Shares repurchased	—	—

Net Increase / (Decrease)	10	$100

Class C
Sale of shares	11	$106

Net Increase / (Decrease)	11	$106

Class I
Sale of shares	281	$2,808

Net Increase / (Decrease)	281	$2,808

Note	7. 10% Shareholders

As of September 30, 2012, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Emerging Markets Debt Fund	99%	1	*
Emerging Markets Equity Income Fund	96	1	*
Global Commodities Stock Fund†	91	1	*
Global Dividend Fund†	36	1	*
Global Opportunities Fund	24	1
Global Real Estate Securities Fund	52	2
Greater Asia ex Japan Opportunities Fund	82	2
Greater European Opportunities Fund	89	2
International Equity Fund	89	3
International Real Estate Securities Fund†	70	2	*
International Small-Cap Fund	93	1	*

*	Includes affiliated shareholder accounts.

†

The Fund is owned by Virtus Alternatives Diversifier Fund. Virtus Alternatives Diversifier Fund does not invest in the underlying Funds for the purpose of exercising management or control; however, investments made may represent a significant portion of an underlying Fund’s net assets. At September 30, 2012, Virtus Alternatives Diversifier Fund was the owner of record of approximately 91% of the Global Commodities Stock Fund, 60% of the International Real Estate Securities Fund, and 36% of the Global Dividend Fund.

Note	8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the adviser and/or subadviser to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

At September 30, 2012, certain Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Emerging Markets Debt Fund	Financial	27%
Global Commodities Stock Fund	Materials	56
Global Commodities Stock Fund	Energy	27
Global Dividend Fund	Utilities	31
Global Opportunities Fund	Consumer Staples	27
Global Real Estate Securities Fund	Retail REITS	32
Greater Asia ex Japan Opportunities Fund	Consumer Staples	36
Greater European Opportunities Fund	Consumer Staples	30
International Real Estate Securities Fund	Retail REITS	39

Note	9. Indemnifications

Under the Trust’s organizational documents, their trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note	10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable.

Restricted securities are not illiquid securities as defined above registered under the Securities Act of 1933 as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2012, the Funds did not hold any illiquid and restricted Securities.

Note	11. Federal Income Tax Information

($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Debt Fund	$24,439	$263	$(69)	$194
Emerging Markets Equity Income Fund	5,055	267	(31)	236
Global Commodities Stock Fund	18,068	2,030	(325)	1,705
Global Dividend Fund	74,707	18,805	(883)	17,922
Global Opportunities Fund	78,559	19,871	(564)	19,307
Global Real Estate Securities Fund	20,170	2,051	(50)	2,001
Greater Asia ex Japan Opportunities Fund	6,716	2,220	(175)	2,045
Greater European Opportunities Fund	5,192	1,679	(26)	1,653
International Equity Fund	25,252	2,183	(848)	1,335
International Real Estate Securities Fund	31,847	1,956	(345)	1,611
International Small-Cap Fund	3,275	65	(48)	17

The Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	2018	2019	No Expiration	Total
Emerging Markets Debt Fund	$—	$—	$—	$15	$15
Global Commodities Stock Fund	—	—	—	511	511
Global Dividend Fund	739	8,762	3,627	—	13,128
Global Opportunities Fund	—	17,083	—	—	17,083
International Equity Fund	—	—	—	219	219
International Real Estate Securities Fund	231	19,858	883	597	21,569

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

For the year ended September 30, 2012 the following Funds utilized losses deferred in prior years against current year capital gains:

Global Dividend Fund	$525
Global Opportunities Fund	5,797

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2012, the Funds deferred and recognized losses as follow:

	Capital Loss Deferred	Capital Loss Recognized	Currency Loss Recognized
Global Commodities Stock Fund	$1,202	$—	$—
Global Dividend Fund	536	699	3
Global Opportunities Fund	—	—	25
Global Real Estate Securities Fund	67	—	2
Greater Asia ex Japan Opportunities Fund	—	—	—	(1)
Greater European Opportunities Fund	—	—	4
International Equity Fund	309	23	19
International Real Estate Securities Fund	2,639	524	361

(1) Amount less than $500.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Emerging Markets Debt Fund	$59	$—
Emerging Markets Equity Income Fund	57	—
Global Commodities Stock Fund	416	—
Global Dividend Fund	17	—
Global Opportunities Fund	233	—
Global Real Estate Securities Fund	574	—
Greater Asia ex Japan Opportunities Fund	55	275
Greater European Opportunities Fund	89	224
International Equity Fund	294	—
International Real Estate Securities Fund	2,046	—
International Small-Cap Fund	11	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note	12. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2012, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)		Accumulated Net Realized Gain (Loss)
Emerging Markets Debt Fund	$—	$—	(1)	$— (1)
Emerging Markets Equity Income Fund	—	—	(1)	— (1)
Global Commodities Stock Fund	—	24		(24)
Global Dividend Fund	—	3		(3)
Global Opportunities Fund	—	(111)		111
Global Real Estate Securities Fund	—	50		(50)
Greater Asia ex Japan Opportunities Fund	—	(8)		8
Greater European Opportunities Fund	—	1		(1)
International Equity Fund	—	(24)		24
International Real Estate Securities Fund	—	476		(476)
International Small-Cap Fund	—	—	(1)	— (1)

(1) Amount less than $500.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note	13. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note	14. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Virtus Emerging Markets Debt Fund, Virtus Emerging Markets Equity Income Fund, Virtus Global Commodities Stock Fund, Virtus Global Dividend Fund, Virtus Global Opportunities Fund, Virtus Global Real Estate Securities Fund, Virtus Greater Asia ex Japan Opportunities Fund, Virtus Greater European Opportunities Fund, Virtus International Equity Fund, Virtus International Real Estate Securities Fund, and Virtus International Small Cap Fund, each a series of Virtus Opportunities Trust, (the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of the Funds at September 30, 2012, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 21, 2012

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2012

For the fiscal year ended September 30, 2012, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Emerging Markets Debt Fund	0%	0%	$—
Emerging Markets Equity Income Fund	2	—	—
Global Commodities Stock Fund	63	13	—
Global Dividend Fund	100	67	—
Global Opportunities Fund	100	100	—
Global Real Estate Securities Fund	17	—	—
Greater Asia ex Japan Opportunities Fund	100	—	275
Greater European Opportunities Fund	100	10	231
International Equity Fund	100	—	—
International Real Estate Securities Fund	29	—	—
International Small-Cap Fund	68	1	—

For the period ended September 30, 2012, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Emerging Markets Equity Income Fund	$4	$—	(1)
Global Commodities Stock Fund	257	18
Greater Asia ex Japan Opportunities Fund	205	10
Greater European Opportunities Fund	156	12
International Equity Fund	906	68
International Real Estate Securities Fund	1,279	109
International Small-Cap Fund	10	—	(1)

(1) Amount less than $500.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

FOR

VIRTUS EMERGING MARKETS DEBT FUND

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

VIRTUS INTERNATIONAL SMALL-CAP FUND

(EACH A “FUND”, COLLECTIVELY, THE “FUNDS”)

BY THE BOARD OF TRUSTEES

The Board of Trustees (the “Board”) of Virtus Opportunities Trust (the “Trust”) is responsible for determining whether to approve the establishment and continuation of the investment advisory agreement (the “Advisory Agreement”) between the Funds and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement”, collectively the “Subadvisory Agreements” and together with the Advisory Agreement, the “Agreements”) among each Fund, VIA and Newfleet Asset Management, LLC (“Newfleet”), Kleinwort Benson Investors International Ltd. (“KBII”) and Kayne Anderson Rudnick Investment Management, LLC (“KAR”), respectively (each a “Subadviser” and collectively, the “Subadvisers”). At in-person meetings held on June 4-6, 2012 and August 22-24, 2012, the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the establishment of the Agreements, as further discussed below.

In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether approval of each of the Agreements would be in the best interests of each Fund and its respective shareholders. The Board noted the affiliation of certain of the Subadvisers with VIA and any potential conflicts of interest.

The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. In their deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Funds by VIA and the Subadvisers; (2) applicable comparative performance information; (3) the level and method of computing the Funds’ advisory and subadvisory fees, and comparisons of the Funds’ proposed advisory fee rates with those of a group of other funds with similar investment objectives; (4) the profitability of VIA under the Advisory Agreement; (5) any “fall-out” benefits to VIA, the Subadvisers and their respective affiliates (i.e., ancillary benefits realized by VIA, the Subadvisers or their affiliates from VIA’s or the respective Subadviser’s relationship with the Fund(s)); (6) fees paid to VIA and the Subadvisers by comparable accounts, as applicable; (7) possible conflicts of interest; and (8) the terms of the Agreements.

Nature, Extent and Quality of Services

The Trustees received in advance of the meeting information in the form of questionnaires completed by VIA and each Subadviser, each concerning a number of topics, including such company’s investment philosophy, resources, operations and compliance structure. The Trustees also received a presentation by VIA’s senior management personnel, during which among other items, VIA’s history, investment process, investment strategies, personnel, compliance procedures and the firm’s overall performance were reviewed and discussed. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of each Fund’s portfolio. Under this structure, VIA is responsible for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Agreement with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadvisers, including (a) VIA’s ability to select and monitor the subadvisers; (b) VIA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services expected to be provided by VIA and its affiliates to each Fund; (e) VIA’s expected supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that VP Distributors, LLC, an affiliate of VIA, was expected to serve as administrator, distributor and transfer agent to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of its duties with respect to other Virtus Mutual Funds through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Funds’ compliance policies and procedures proposed to be established pursuant to Rule 38a-1 under the 1940 Act.

With respect to the services to be provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, including the Subadviser’s Form ADV, as well as for certain Subadvisers a presentation provided by the Subadviser’s senior portfolio management personnel. With respect to each Subadvisory Agreement, the Board noted that the Subadviser would provide portfolio management, compliance with the respective Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. In considering approval of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.

After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services expected to be provided by VIA and the Subadvisers were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the applicable Fund(s).

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

FOR

VIRTUS EMERGING MARKETS DEBT FUND

VIRTUS EMERGING MARKETS EQUITY INCOME FUND

VIRTUS INTERNATIONAL SMALL-CAP FUND

(EACH A “FUND”, COLLECTIVELY, THE “FUNDS”)

BY THE BOARD OF TRUSTEES (Continued)

Investment Performance

Because the Funds had not commenced operations, the Board could not evaluate prior investment performance for each Fund. The Board was advised by VIA and Newfleet that they did not believe any of the other accounts they managed were comparable to the Funds for comparison purposes, so the Board could not evaluate prior investment performance for comparable accounts. The Board requested and was satisfied with the investment performance of other accounts managed by KBII and KAR, as compared with the benchmark for each.

Management Fees and Total Expenses

The Board considered the fees proposed for advisory services as well as the expected total expense levels of each Fund. Among other data provided, the Board noted that the proposed management fee and total expenses for each Fund were within the range of other funds deemed to be comparable to the Fund by management. The Board noted that each Fund was expected to have an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fee for each Fund would be paid by VIA out of its advisory fee rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee. The Board also took into account the expected size of each Fund and the impact on expenses.

The Board concluded that the proposed advisory and subadvisory fees for each Fund were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Profitability

The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the expected profitability of VIA for its management of the Funds, as well as the expected profitability of its affiliates for managing and providing other services to each Fund, such as distribution and administrative services provided to the Funds by a VIA affiliate. In addition to the fees paid to VIA and its affiliates, including certain of the Subadvisers, the Board considered any other benefits derived by VIA or its affiliates from their relationship with the Funds. Attention was paid to the methodology used to allocate costs to each Fund, in recognition of the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the expected profitability to VIA and its affiliates from the Funds was reasonable in light of the quality of the services to be rendered to the Funds by VIA and its affiliates.

In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VIA to the affiliated Subadvisers, the Board noted that, because such Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA. In addition, with respect to KBII, the unaffiliated Subadviser, the Board relied on the ability of VIA to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their respective relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.

Economies of Scale

The Board received and discussed information concerning whether VIA should be expected to realize economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also expected to be implemented for the Funds. The Board also took into account management’s discussion of each Fund’s management fee and subadvisory fee structure. The Board also took into account the expected size of the Funds. The Board noted that VIA and the Funds may realize certain economies of scale if the assets of the Funds were to be materially higher than anticipated, particularly in relationship to certain fixed costs, and that shareholders of each Fund would have an opportunity to benefit from these economies of scale.

For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the expected size of the Fund to be managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.

Other Factors. The Board considered other benefits that may be realized by VIA and the Subadviser and their respective affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VIA, serves as the distributor for the Trust, and, as such, was expected to receive payments pursuant to Rule 12b-1 from the Funds to compensate it for providing shareholder services and selling activities, which could lead to growth in the Funds’ assets and corresponding benefits from such growth, including economies of scale. The Board also noted that VP Distributors, LLC also was expected to provide administrative and transfer agency services to the Funds. The Board noted management’s discussion of the fact that, while certain of the Subadvisers are affiliates of VIA, there are no other direct benefits to the Subadviser or VIA in providing investment advisory services to the Funds, other than the fees to be earned under the Agreements, although there may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement was in the best interests of each Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements with respect to each Fund.

FUND MANAGEMENT TABLES

Information pertaining to the trustees and officers of the Trust as of September 30, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 47 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 62 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Fixed Income Fund; Trustee (since 2011), Virtus Total Return Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 51 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 47 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 49 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

1 Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

Virtus Global Commodities Stock Fund,

a series of Virtus Opportunities Trust

Supplement dated June 21, 2012 to the Summary Prospectus and

Statutory Prospectus dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

On June 1, 2012, Harris Investment Management, Inc., the investment subadviser to Virtus Global Commodities Stock Fund and a wholly-owned subsidiary of BMO Financial Corp., merged with its affiliate, M&I Investment Management Corp., and changed its name to BMO Asset Management Corp. Accordingly, all references in the fund’s summary prospectus and statutory prospectus to “Harris Investment Management, Inc.” and “Harris” are hereby replaced with “BMO Asset Management Corp.” and “BMO AM,” respectively. BMO Asset Management Corp. is located at 115 South LaSalle Street, 11th Floor, P.O. Box 755, Chicago, IL 60603.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/HIM NameChange (6/2012)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and

    Chief Compliance Officer

W. Patrick Bradley, Vice President,

    Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal

    Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone1-800-243-1926

Web sitehttp://Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874

Providence, RI 02940-8074

For more information about Virtus Mutual Funds, please call your financial representative, contact us at 1-800-243-1574 or Virtus.com.

8008	11-12

Annual

Report

Virtus Foreign Opportunities Fund

TRUST NAME: VIRTUS OPPORTUNITIES TRUST	September 30, 2012
No Bank Guarantee	Not FDIC Insured	May Lose Value

Virtus Foreign Opportunities Fund

(“Foreign Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, only to rebound strongly in the third quarter and end the 12-month period in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended September 30, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 30.20 percent, far surpassing international equities, which rose 20.98 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose

5.16 percent for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, at just 1.64 percent at the end of September.

As we enter the final quarter of 2012, the economic strength of the United States, Europe, and China remains tenuous. The onus is on U.S. government to avoid the dangers of the “fiscal cliff” and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2012

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS FOREIGN OPPORTUNITIES FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2012 to September 30, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS FOREIGN OPPORTUNITIES FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2012 to September 30, 2012

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,045.50	1.45%	$7.41
Class C	1,000.00	1,041.60	2.20	11.23
Class I	1,000.00	1,046.80	1.20	6.14

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.66	1.45	7.34
Class C	1,000.00	1,013.86	2.20	11.14
Class I	1,000.00	1,018.92	1.20	6.08

*	Expenses are equal to the Fund’s annualized expense ratio which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

MSCI All Country World Index (net)

The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI EAFE® Index (net)

A free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

Sponsored American Depositary Receipt (ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (NYSE).

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

4

Virtus Foreign Opportunities Fund	Ticker Symbols: Class A: JVIAX Class C: JVICX Class I: JVXIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 24.34%, Class C shares returned 23.43% and Class I shares returned 24.64%. For the same period, the S&P® 500 Index, a broad-based equity index, returned 30.20% and the MSCI EAFE® Index (net), the Fund’s style-specific index appropriate for comparison, returned 13.75%.

All performance figures assume reinvestment of distribution and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢

The Eurozone has significant structural issues that will take some time to resolve. The European Central Bank (ECB) began aggressively purchasing short-term sovereign debt through its Outright Monetary Transactions (OMT) program. By opening the monetary tap, the ECB lifted the mood in Eurozone financial markets.

¢	Emerging countries continued to experience slower economic growth. India’s central government liberalized its foreign direct investment (FDI) policy.

¢

In Brazil, the government has taken headline-grabbing measures to reduce the cost of doing business in the country including lowering bank profit margins on loans and cutting the price of electricity. After “asking” banks to cut interest margins, the Brazilian government went a step further and had state-owned banks extend credit at lower interest rates, reducing their profitability. To remain competitive, private sector banks followed. The changes are expected to affect lending margins negatively and make the banks less valuable to shareholders. On electricity prices, the Brazilian government’s proposed changes aim to cut the cost of electricity by 16% for households and by up to 28% for industry. The proposed changes will affect utilities unevenly. Holders of concession contracts which are closer to mid-point renegotiation (20 years) or expiry (40 years) will be considerably more affected than those holding concessions with more time to run. After reviewing the scope and abruptness of the government’s changes, we decided it was prudent to reduce our exposure to the government regulated companies most exposed to Brazilian concessions.

What factors affected the Fund’s performance during its fiscal year?

¢	The Fund’s stock selection in Consumer Staples, as well as its overweight exposure to the sector, contributed to performance versus the MSCI EAFE Index during the fiscal year.

¢	Stock selection in the Industrials sector was beneficial to the Fund’s relative performance. The Fund’s underweight to Industrials also helped as the sector underperformed the MSCI EAFE® Index.

¢	The Fund’s stock selection and its underweight in the Financials sector detracted from relative performance during the year.

¢	The Fund’s underweight to the Consumer Discretionary sector detracted from results. However, the Fund’s stock selection within the space more than offset this negative impact.

¢	The Fund’s underweight to Japan was a strong contributor to the Fund’s performance during the year as the country was one of the weaker performers in the MSCI EAFE® Index.

¢	The MSCI EAFE® Index has no exposure to Brazil; therefore, the Fund’s overweight to the country helped performance.

¢	The Fund’s stock selection, as well as its underweight, in Australia, detracted from performance during the fiscal year.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 4.

5

Virtus Foreign Opportunities Fund (Continued)

¢

While Fund’s selection of German stocks was positive for performance, it was not enough to offset the negative effect of the Fund’s underweight exposure to the country. Absolute contributors: Phillip Morris International, British American Tobacco, Novo Nordisk, Anheuser-Busch InBev and Diageo Absolute detractors: Nitori Holdings, Tesco, Admiral Group, bioMerieux and Newcrest Mining Relative contributors: Phillip Morris International, Novo Nordisk, Anheuser-Busch InBev, Souza Cruz and British American Tobacco Relative detractors: Nitori Holdings, Tesco, Novartis, Admiral Group and Bayer

¢

The portfolio has evolved over the course of the year. We invested in attractively priced, high-quality companies that we believe have the potential to grow earnings faster than the market on a sustainable basis. Some portfolio drivers over the next three-to-five years will be quite different from those of the last three years. During the last fiscal quarter, we added names in the Financials sector and trimmed some names in the Consumer Staples sector.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic and market risk.

Asset Allocations

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Consumer Staples	40%
Financials	17
Consumer Discretionary	11
Health Care	9
Materials	6
Energy	5
Information Technology	5
Other (includes short-term investments)	7

Total	100%

6

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

Virtus Foreign Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares at NAV [2]	24.34%	–0.73%	11.27%	—	—
Class A Shares at POP [3,4]	17.19	–1.90	10.61	—	—
Class C Shares at NAV [2] and with CDSC [4]	23.43	–1.48	—	9.24%	10/10/03
Class I Shares at NAV	24.64	–0.46	—	4.07	5/15/06
S&P 500® Index	30.20	1.05	8.01	—[5]	—
MSCI EAFE® Index (net)	13.75	–5.24	8.20	—[6]	—

Fund Expense Ratios7: A Shares: 1.47%; C Shares: 2.22%; I Shares: 1.22%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchases in which a finder’s fee was paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The index returned 6.11% for Class C shares and 3.88% for Class I shares since the inception date of the respective share class.
[6]	The index returned 5.67% for Class C shares and –0.80% for Class I shares since the inception date of the respective share class.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002 for Class A shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE

PREFERRED STOCK—0.3%
Utilities—0.3%
AES Tiete S.A., 10.85% (Brazil)	236,473	$2,614
TOTAL PREFERRED STOCK (Identified Cost $1,922)		2,614
COMMON STOCKS—96.5%
Consumer Discretionary—10.9%
Barrat Developments plc (United Kingdom)(2)	2,079,099	5,691
Bureau Veritas SA (France)	242,962	24,953
DKSH Holding AG (Switzerland)(2)	147,200	9,195
Domino’s Pizza plc (United Kingdom)	1,644,227	14,099
L’Occitane International SA (Hong Kong)	2,679,249	7,083
Nitori Co., Ltd. (Japan)	113,350	10,530
Paddy Power plc (Ireland)	254,155	18,809
Persimmon plc (United Kingdom)(2)	920,721	11,277
Sands China Ltd. (Hong Kong)	5,527,767	20,638

		122,275

Consumer Staples—39.8%
Anheuser-Busch InBev N.V. (Belgium)	357,642	30,411
British American Tobacco plc (United Kingdom)	1,355,911	69,616
Coca-Cola Amatil Ltd. (Australia)	736,322	10,357
Diageo plc (United Kingdom)	1,015,053	28,512
Hindustan Unilever Ltd. (India)	526,040	5,444
Imperial Tobacco Group plc (United Kingdom)	580,074	21,469
ITC Ltd. (India)	5,757,778	29,736
Lindt & Spruengli AG (Switzerland)(2)	5,424	17,163
Nestle India Ltd. (India)	112,898	9,422

	SHARES	VALUE

Consumer Staples (continued)
Nestle S.A. Registered Shares (Switzerland)	692,335	$43,653
Pernod-Ricard SA (France)	143,099	16,055
Philip Morris International, Inc. (United States)	701,284	63,073
SABMiller plc (United Kingdom)	754,077	33,121
Tesco plc (United Kingdom)	2,199,335	11,790
Unilever N.V. (Netherlands)	1,326,227	46,919
Wal-Mart de Mexico S.A.B. de C.V. (Mexico)	4,136,192	11,649

		448,390

Energy—5.3%
Core Laboratories N.V. (Netherlands)	191,736	23,292
Enbridge, Inc. (Canada)	427,905	16,714
Royal Dutch Shell plc A Shares (United Kingdom)	401,930	13,894
TransCanada Corp. (Canada)	116,700	5,311

		59,211

Financials—17.3%
Daito Trust Construction Co., Ltd. (Japan)	103,300	10,391
Housing Development Finance Corp. (India)	3,527,890	51,796
Housing Development Finance Corp. Bank Ltd. (India)	3,531,136	42,120
Housing Development Finance Corp. Bank Ltd. ADR (India)	38,648	1,452
HSBC Holdings plc (United Kingdom)	3,378,508	31,277
Standard Chartered plc (United Kingdom)	1,025,138	23,176
UBS AG Registered Shares (Switzerland)(2)	2,825,279	34,396

		194,608

See Notes to Financial Statements

8

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE

COMMON STOCKS (continued)
Health Care—9.1%
Cie Generale D’optique Essilor International SA (France)	158,707	$14,861
GlaxoSmithKline plc (United Kingdom)	320,508	7,388
Novo Nordisk A/S Class B (Denmark)	241,668	38,178
Valeant Pharmaceuticals International, Inc. (Canada)(2)	770,603	42,532

		102,959

Industrials—3.3%
Bunzl plc (United Kingdom)	537,538	9,626
Rolls-Royce Holdings plc (United Kingdom)(2)	1,193,940	16,253
SGS SA Registered Shares (Switzerland)	5,410	11,114

		36,993

Information Technology—4.7%
Baidu, Inc. ADR (China)(2)	101,137	11,815
SAP AG (Germany)	393,398	27,860
Tata Consultancy Services Ltd. (India)	534,883	13,142

		52,817

	SHARES	VALUE

Materials—6.1%
Fresnillo plc (United Kingdom)	635,296	$19,009
Goldcorp, Inc. (Canada)	563,916	25,893
Newcrest Mining Ltd. (Australia)	796,097	24,064

		68,966
TOTAL COMMON STOCKS (Identified Cost $785,642)		1,086,219
TOTAL LONG TERM INVESTMENTS—96.8% (Identified cost $787,564)		1,088,833
SHORT-TERM INVESTMENTS—2.9%
Money Market Mutual Funds—2.9%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	33,198,988	33,199
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $33,199)		33,199
TOTAL INVESTMENTS—99.7% (Identified Cost $820,763)		1,122,032	(1)
Other assets and liabilities, net—0.3%		3,716

NET ASSETS—100.0%		$1,125,748

See Notes to Financial Statements

9

VIRTUS FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

Country Weightings (Unaudited)†
United Kingdom	28%
India	14
Switzerland	10
United States	9
Canada	8
Netherlands	6
France	5
Other	20
Total	100%
† % of total investments as of September 30, 2012

Abbreviations:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 8 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 – Quoted Prices
Equity Securities:
Preferred Stock	$2,614	$2,614
Common Stocks	1,086,219	1,086,219
Short-Term Investments	33,199	33,199

Total Investments	$1,122,032	$1,122,032

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

Securities held by the Fund with an end of period value of $657,247 were transferred from Level 2 into Level 1 based on our valuation procedures for non-U.S. securities.

See Notes to Financial Statements

10

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$1,122,032
Foreign currency at value(2)	105
Receivables
Investment securities sold	962
Fund shares sold	5,594
Dividends and interest receivable	2,600
Tax reclaims	1,373
Prepaid trustee retainer	8
Prepaid expenses	58

Total assets	1,132,732

Liabilities
Cash overdraft	363
Payables
Fund shares repurchased	4,806
Investment securities purchased	374
Investment advisory fees	798
Distribution and service fees	124
Administration fees	123
Transfer agent fees and expenses	275
Trustees’ fees and expenses	2
Professional fees	19
Other accrued expenses	100

Total liabilities	6,984

Net Assets	$1,125,748

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$1,075,635
Accumulated undistributed net investment income (loss)	8,455
Accumulated undistributed net realized gain (loss)	(259,594)
Net unrealized appreciation (depreciation) on investments	301,252

Net Assets	$1,125,748

Class A
Net asset value (net assets/shares outstanding) per share	$25.42
Maximum offering price per share NAV/(1–5.75%)	$26.97
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	15,661,289
Net Assets	$398,166
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$25.27
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	2,161,976
Net Assets	$54,634
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$25.43
Shares of beneficial interest outstanding, $0.001 par value, unlimited authorization	26,458,358
Net Assets	$672,948

(1) Investment in securities at cost	$820,763

(2) Foreign currency at cost	$106

See Notes to Financial Statements

11

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

Investment Income
Dividends	$29,840
Interest	— (1)
Security lending	37
Foreign taxes withheld	(1,215)

Total investment income	28,662

Expenses
Investment advisory fees	9,212
Service fees, Class A	884
Distribution and service fees, Class C	490
Administration fees	1,424
Transfer agent fees and expenses	1,710
Custodian fees	336
Printing fees and expenses	96
Professional fees	55
Registration fees	72
Trustees’ fees and expenses	61
Miscellaneous expenses	77

Total expenses	14,417

Net investment income (loss)	14,245

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	112,150
Net realized gain (loss) on foreign currency transactions	(549)
Net change in unrealized appreciation (depreciation) on investments	104,827
Net change in unrealized appreciation (depreciation) on foreign currency translation	(93)

Net gain (loss) on investments	216,335

Net increase (decrease) in net assets resulting from operations	$230,580

(1)	Amount is less than $500.

See Notes to Financial Statements

12

VIRTUS FOREIGN OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$14,245	$18,693
Net realized gain (loss)	111,601	31,216
Net change in unrealized appreciation (depreciation)	104,734	(85,899)

Increase (decrease) in net assets resulting from operations	230,580	(35,990)

From Distributions to Shareholders
Net investment income, Class A	(6,356)	(7,322)
Net investment income, Class C	(218)	(526)
Net investment income, Class I	(14,928)	(10,694)

Decrease in net assets from distributions to shareholders	(21,502)	(18,542)

From Share Transactions
Sale of shares
Class A (4,161 and 3,115 shares, respectively)	98,265	69,970
Class C (374 and 175 shares, respectively)	8,914	3,871
Class I (11,066 and 5,496 shares, respectively)	259,528	125,479

Reinvestment of distributions
Class A (262 and 299 shares, respectively)	5,769	6,670
Class C (8 and 16 shares, respectively)	171	366
Class I (602 and 435 shares, respectively)	13,255	9,694

Shares repurchased
Class A (5,403 and 9,127 shares, respectively)	(123,580)	(206,103)
Class C (443 and 924 shares, respectively)	(10,199)	(20,587)
Class I (13,179 and 6,137 shares, respectively)	(312,001)	(139,196)

Increase (decrease) in net assets from share transactions	(59,878)	(149,836)

Net increase (decrease) in net assets	149,200	(204,368)

Net Assets
Beginning of fiscal year	976,548	1,180,916

End of fiscal year	$1,125,748	$976,548

Accumulated undistributed net investment income (loss) at end of the fiscal year	$8,455	$16,261
.

See Notes to Financial Statements

13

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(4)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/11 to 9/30/12	$20.83	0.27	4.73	5.00	(0.41)	—	(0.41)	4.59	$25.42	24.34%	$398,166	1.45%		1.45%	1.16%	47%
10/1/10 to 9/30/11	22.06	0.34	(1.23)	(0.89)	(0.34)	—	(0.34)	(1.23)	20.83	(4.15)	346,594	1.47		1.47	1.48	31
10/1/09 to 9/30/10	19.40	0.37	2.54	2.91	(0.25)	—	(0.25)	2.66	22.06	15.34	493,214	1.47		1.47	1.82	34
10/1/08 to 9/30/09	20.54	0.34	(1.29)	(0.95)	(0.18)	(0.01)	(0.19)	(1.14)	19.40	(4.41)	505,009	1.48		1.48	2.09	63
10/1/07 to 9/30/08	28.58	0.20	(7.59)	(7.39)	(0.17)	(0.48)	(0.65)	(8.04)	20.54	(26.48)	620,952	1.37	(3)	1.39	0.78	129
Class C
10/1/11 to 9/30/12	$20.57	0.10	4.70	4.80	(0.10)	—	(0.10)	4.70	$25.27	23.43%	$54,634	2.20%		2.20%	0.42%	47%
10/1/10 to 9/30/11	21.81	0.17	(1.22)	(1.05)	(0.19)	—	(0.19)	(1.24)	20.57	(4.85)	45,742	2.22		2.22	0.74	31
10/1/09 to 9/30/10	19.21	0.21	2.52	2.73	(0.13)	—	(0.13)	2.60	21.81	14.42	64,480	2.22		2.21	1.04	34
10/1/08 to 9/30/09	20.27	0.22	(1.27)	(1.05)	—	(0.01)	(0.01)	(1.06)	19.21	(5.18)	70,201	2.23		2.23	1.33	63
10/1/07 to 9/30/08	28.31	0.01	(7.52)	(7.51)	(0.05)	(0.48)	(0.53)	(8.04)	20.27	(27.04)	95,523	2.12	(3)	2.15	0.03	129

See Notes to Financial Statements

14

VIRTUS FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(4)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class I
10/1/11 to 9/30/12	$20.89	0.34	4.72	5.06	(0.52)	—	(0.52)	4.54	$25.43	24.64%	$672,948	1.20%		1.20%	1.46%	47%
10/1/10 to 9/30/11	22.12	0.42	(1.26)	(0.84)	(0.39)	—	(0.39)	(1.23)	20.89	(3.88)	584,212	1.22		1.22	1.83	31
10/1/09 to 9/30/10	19.45	0.42	2.54	2.96	(0.29)	—	(0.29)	2.67	22.12	15.60	623,222	1.22		1.22	2.08	34
10/1/08 to 9/30/09	20.58	0.40	(1.28)	(0.88)	(0.24)	(0.01)	(0.25)	(1.13)	19.45	(4.03)	554,974	1.23		1.23	2.42	63
10/1/07 to 9/30/08	28.61	0.27	(7.61)	(7.34)	(0.21)	(0.48)	(0.69)	(8.03)	20.58	(26.31)	399,898	1.12	(3)	1.15	1.01	129

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Blended net expense ratio.
(4)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

15

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 27 funds are offered for sale, of which the Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary page.

The Fund offers Class A shares, Class C shares and Class I shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security Valuation procedures for the Fund which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis which have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Trust. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the

16

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred by together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio

18

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

The Fund may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”). Under the terms of the agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, or securities issued or guaranteed by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by BNY Mellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

Effective November 7, 2011, securities lending was suspended on all Virtus Mutual Funds.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.85% of 1st $2 billion; 0.80% $2+ billion through $4 billion; and 0.75% $4+ billion.

B.	Subadviser

The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser, Vontobel Asset Management, Inc. (the “Subadviser”) is the Subadviser to the Fund.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares and has advised the Fund that for the fiscal year (the “period”) ended September 30, 2012, it retained net commissions of $23 for Class A shares and deferred sales charges of $2 for Class C shares.

In addition, the Fund pays VP Distributors distribution and/or service fees under Board approved 12b-1 and shareholder services plans, as a percentage of the average daily

19

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

net assets of each respective class at the annual rates as follows: Class A shares 0.25% and Class C shares 1.00%. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

VP Distributors also serves as the Trust’s Administrator. For the period ended September 30, 2012, the Fund incurred administration fees from the Trust totaling $1,067 which are included in the Statement of Operations.

VP Distributors also serves as the Trust’s Transfer Agent. For the period ended September 30, 2012, the Fund incurred transfer agent fees from the Trust totaling $1,598 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2012, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Class A shares	4,165	$106
Class I shares	496,736	12,632

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2012, were as follows:

Purchases	Sales
$490,621	$578,686

There were no purchases or sales of long-term U.S. Government and agency securities.

Note 5. 10% Shareholders

As of September 30, 2012, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
23%	1
The shareholder is not affiliated with Virtus.

20

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2012, the Fund held securities issued by various companies in the consumer staples sector, representing 40% of the total investments of the Fund.

Note 7. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$830,292	$295,803	$(4,063)	$291,740

The Fund has capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

2017	2018	Total
$25,825	$224,240	$250,065

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

21

VIRTUS FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

The Fund utilized losses of $110,129, deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2012, the Fund deferred capital losses of $0, currency losses of $0, and recognized post-October capital losses of $0, and currency losses of $713.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $8,455 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 9. Reclassifications of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2012, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(549)	$549

Note 10. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 11. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Foreign Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Foreign Opportunities Fund, (the “Fund”), a series of Virtus Opportunities Trust, at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 21, 2012

23

VIRTUS FOREIGN OPPORTUNITIES FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2012 (Unaudited)

For the fiscal year ended September 30, 2012, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
100%	19%	$0

For the fiscal year ended September 30, 2012, the Fund recognized $27,203 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $1,216 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

24

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 47 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 62 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011),Virtus Global Multi-Sector Fixed Income Fund; Trustee (since 2011), Virtus Total Return Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 51 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 47 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

25

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 49 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

26

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

27

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574

or Virtus.com

8011	11-12

P.O. Box 9874

Providence, RI 02940 -8074

Annual

Report

Virtus Multi-Sector Short Term Bond Fund

TRUST NAME: VIRTUS OPPORTUNITIES TRUST	September 30, 2012
No Bank Guarantee	Not FDIC Insured	May Lose Value

Virtus Multi-Sector Short Term Bond Fund

(“Multi-Sector Short Term Bond Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, only to rebound strongly in the third quarter and end the 12-month period in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended September 30, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 30.20 percent, far surpassing international equities, which rose 20.98 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose

5.16 percent for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, at just 1.64 percent at the end of September.

As we enter the final quarter of 2012, the economic strength of the United States, Europe, and China remains tenuous. The onus is on U.S. government to avoid the dangers of the “fiscal cliff” and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2012

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2012 to September 30, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class T shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if those transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2012 to September 30, 2012

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*

Multi-Sector Short Term Bond Fund
Actual
Class A	$1,000.00	$1,039.90	1.02%	$5.20
Class B	1,000.00	1,037.60	1.51	7.69
Class C	1,000.00	1,038.10	1.27	6.47
Class T	1,000.00	1,035.70	1.77	9.01
Class I	1,000.00	1,039.10	0.77	3.93

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.84	1.02	5.16
Class B	1,000.00	1,017.36	1.51	7.64
Class C	1,000.00	1,018.57	1.27	6.43
Class T	1,000.00	1,016.04	1.77	8.96
Class I	1,000.00	1,021.10	0.77	3.90

*	Expenses are equal to the Fund’s annualized expense ratio which is net of fees waived and expenses reimbursed if any multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS

BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index

The BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis.

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

MSCI All Country World Index (Net)

The MSCI AC World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Quantitative Easing (QE3)

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative Easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

PIK (Payment-in-Kind Security)

A bond which pays some or all interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

4

Multi-Sector Short Term Bond Fund	Ticker Symbols: Class A: NARAX Class B: PBARX Class C: PSTCX Class T: PMSTX Class I: PIMSX

¢

The Fund is diversified and has an investment objective to seek to provide high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 10.58%; Class B shares returned 9.87%; Class C shares returned 10.19%; Class T shares returned 9.67%; and Class I shares returned 10.62%. For the same period, the Barclays Capital U.S. Aggregate Bond Index, a broad-based fixed income index, returned 5.16%; and the BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index, the Fund’s style-specific index appropriate for comparison, returned 4.94%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown.

How did the market perform during the Fund’s fiscal year?

¢

Most spread sectors outperformed U.S. Treasuries during the Fund’s fiscal year. The overall economic picture remains supportive of fixed income spread sectors as economic growth is still expected to be positive, but subdued enough to likely keep inflation at low levels and keep the Federal Reserve (the Fed) from raising short term interest rates in the immediate future. Spread sectors were also supported by positive credit fundamentals, continued demand for spread product, and the Fed’s announcement of QE3 late in the third quarter of 2012.

¢	Despite the rally, there were periods of volatility during the Fund’s fiscal year as headwinds still exist. Uncertainty remains surrounding the debt crisis in Europe and overall global growth concerns loom. Adding to investor concerns is a lack of clarity domestically in the U.S. regarding presidential elections, impending fiscal cliff, and fears of a slowing economy.

¢	Over the last 12 months yields declined across the U.S. Treasury curve and the curve flattened.

What factors affected the Fund’s performance during its fiscal year?

¢	The outperformance of fixed income spread sectors relative to U.S. Treasuries was the key driver of the Fund’s strong performance for the fiscal year.

¢

Among fixed income sectors the Fund’s allocation to corporate high-yield securities, high- yield loans, corporate high quality, non-agency commercial mortgage-backed securities, and non-agency residential mortgage-backed securities were all significant positive contributors to performance for the fiscal year.

¢	The Fund’s higher quality bias in corporate high-yield securities detracted from performance as lower quality outperformed during the period.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

5

Multi-Sector Short Term Bond Fund (Continued)

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer-term maturities. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. Changes in interest rates can cause both extension and prepayment risks for asset and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral. There may be no ready market for loan participation interests. The Fund may have to sell the interests at a substantial discount. Such interests are subject to the credit risk of the underlying corporate borrower. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Asset Allocations

The following table presents the portfolio holdings within certain sectors as a percentage of total investments as of September 30, 2012.
Corporate Bonds	34%
Mortgage-Backed Securities	26
Asset-Backed Securities	12
Loan Agreements	13
Foreign Government Securities	11
Other (includes short-term investments)	4

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

Multi-Sector Short Term Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A Shares at NAV[2]	10.58%	6.56%	5.90%	—	—
Class A Shares at POP[3,4]	8.10	6.08	5.66	—	—
Class B Shares at NAV[2]	9.87	6.02	5.38	—	—
Class B Shares with CDSC[4]	8.29	6.02	5.38	—	—
Class C Shares at NAV[2]	10.19	6.32	5.68	—	—
Class T Shares at NAV[2] and with CDSC[4]	9.67	5.80	—	4.65%	6/2/03
Class I Shares at NAV	10.62	—	—	7.88	6/6/08
Barclays Capital U.S. Aggregate Bond Index	5.16	6.53	5.33	—[5]	—
BofA Merrill Lynch 1–2.99 Year Medium Quality Corporate Bonds Index	4.94	4.69	4.40	—[6]	—

Fund Expense Ratios7: A Shares: 1.05%; B Shares: 1.55%; C Shares: 1.30%; T Shares: 1.80%; I Shares: 0.80%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]

CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 2% to 0% over a three-year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class T shares are 1% within the first year and 0% thereafter.

[5]	The index returned 5.11% for Class T shares and 6.50% for Class I shares since the inception date of the respective share class.
[6]	The index returned 4.03% for Class T shares and 4.59% for Class I shares since the inception date of the respective share class.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002, for Class A, Class B and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—1.0%
U.S. Treasury Note
0.250%, 4/30/14	$31,500		$31,511
0.875%, 12/31/16	27,715		28,150
2.000%, 11/15/21	5,000		5,222
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $64,340)			64,883

MUNICIPAL BONDS—0.4%
Connecticut—0.2%
State of Connecticut 5.000%, 5/15/22	13,215		16,457

Kentucky—0.1%
Commonwealth of Kentucky Taxable 3.165%, 4/1/18	7,100		7,398

Virginia—0.1%
Tobacco Settlement Financing Corp. Taxable Series 07-A1, 6.706%, 6/1/46	4,850		3,291
TOTAL MUNICIPAL BONDS (Identified Cost $27,348)			27,146
FOREIGN GOVERNMENT SECURITIES—11.5%
Bolivarian Republic of Venezuela
8.500%, 10/8/14	20,840		21,048
RegS 5.750%, 2/26/16(5)	28,323		25,951
RegS 7.000%, 12/1/18(5)	8,350		7,181
Commonwealth of Australia Series 118, 6.500%, 5/15/13	49,590	AUD	52,574
Commonwealth of Canada 1.750%, 3/1/13	103,245	CAD	105,336
Commonwealth of New Zealand Series 413, 6.500%, 4/15/13	44,229	NZD	37,433

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Federative Republic of Brazil
12.500%, 1/5/16	100,359	BRL	$62,153
12.500%, 1/5/22	16,730	BRL	12,338
8.500%, 1/5/24	5,000	BRL	2,886
Kingdom of Norway Series 470 6.500%, 5/15/13	187,682	NOK	33,711
Kingdom of Sweden Series 1041, 6.750%, 5/5/14	88,310	SEK	14,726
Republic of Argentina
Provincia de Neuquen 144A 7.875%, 4/26/21(4)	$6,544		5,791
PIK Interest Capitalization 8.280%, 12/31/33	74,699		59,012
Series GDP 144A 12.500%, 12/15/35(3)(4)	24,420		3,248
Republic of Colombia 12.000%, 10/22/15	9,935,000	COP	6,797
Republic of Indonesia
Series FR-23, 11.000%, 12/15/12	26,600,000	IDR	2,813
Series FR-30, 10.750%, 5/15/16	40,550,000	IDR	4,958
Republic of Lithuania
144A 6.750%, 1/15/15(4)	10,600		11,660
144A 6.625%, 2/1/22(4)	5,955		7,384
Republic of Peru 144A 7.840%, 8/12/20(4)	50,140		23,907
Republic of South Africa Series R206 7.500%, 1/15/14	448,625	ZAR	55,492
Republic of Turkey 9.000%, 3/5/14	87,260	TRY	49,499
Republic of Ukraine 144A 7.950%, 6/4/14(4)	12,350		12,382
Russian Federation
144A 3.250%, 4/4/17(4)	18,000		18,941

See Notes to Financial Statements

8

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
RegS 7.500%, 3/31/30(3)(5)	$1,610		$2,033
State of Qatar 144A 3.125%, 1/20/17(4)	12,000		12,642
United Mexican States Series M, 6.000%, 6/18/15	1,096,623	MXN	87,997
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $720,662)			739,893
MORTGAGE-BACKED SECURITIES—26.2%
Agency—3.7%
FHLMC 6.000%, 8/1/34	990		1,099
FNMA
5.500%, 1/1/17	172		187
6.000%, 5/1/17	55		60
5.500%, 8/1/17	13		14
4.500%, 4/1/18	328		354
5.000%, 10/1/19	1,014		1,108
5.500%, 2/1/20	430		470
5.500%, 3/1/20	230		252
5.500%, 3/1/20	26		28
5.500%, 3/1/20	210		230
5.500%, 3/1/20	781		854
5.500%, 4/1/20	507		554
5.000%, 6/1/20	1,396		1,524
4.000%, 8/1/25	32,918		35,225
3.000%, 6/1/27	1,929		2,049
2.500%, 9/1/27	28,770		30,269
6.000%, 12/1/32	109		123
5.500%, 2/1/33	204		227
5.500%, 5/1/34	1,034		1,142
6.000%, 8/1/34	677		766
6.000%, 10/1/34	468		526
6.000%, 10/1/34	641		721
5.500%, 11/1/34	1,028		1,135
5.500%, 11/1/34	866		957
6.000%, 11/1/34	1,318		1,482
5.500%, 12/1/34	581		642
5.500%, 1/1/35	993		1,097
6.000%, 1/1/37	985		1,090
6.000%, 1/1/37	1,153		1,277
5.500%, 7/1/37	10		11
6.000%, 7/1/37	266		295
6.000%, 12/1/37	1,460		1,617
6.000%, 4/1/38	916		1,014

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Agency (continued)
5.500%, 9/1/38	$1,071	$1,175
5.500%, 12/1/38	820	899
4.500%, 4/1/40	25,683	27,875
5.000%, 7/1/40	5,191	5,687
5.000%, 7/1/40	7,528	8,234
5.000%, 8/1/40	30,794	34,526
4.000%, 10/1/40	455	491
4.000%, 2/1/41	8,868	9,567
4.000%, 3/1/41	12,138	13,098
4.500%, 5/1/41	13,778	14,980
4.000%, 9/1/41	12,598	13,594
3.500%, 4/1/42	17,639	18,932
GNMA
6.500%, 7/15/31	20	24
6.500%, 8/15/31	51	61
6.500%, 11/15/31	33	39
6.500%, 2/15/32	26	31
6.500%, 4/15/32	70	83
6.500%, 4/15/32	85	101

		237,796

Non-Agency—22.5%
JPMorgan Mortgage Trust 06-A4, 3A1 5.454%, 6/25/36(3)	4,636	4,214
ABN AMRO Mortgage Corp. 02-9, M 5.750%, 12/25/32	2,014	1,994
American General Mortgage Loan Trust
09-1, A6, 144A 5.750%, 9/25/48(3)(4)	13,850	14,164
10-1A, A1, 144A 5.150%, 3/25/58(3)(4)	7,949	8,225
Americold LLC Trust 10-ARTA, A1 144A 3.847%, 1/14/29(4)	12,380	13,348
Banc of America Alternative Loan Trust 03-10, 2A1 6.000%, 12/25/33	5,757	6,055
Banc of America Funding Corp. 04-4, 3A1 4.750%, 10/25/19	8,327	8,532

See Notes to Financial Statements

9

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Banc of America Mortgage Securities, Inc.
04-11, 2A1 5.750%, 1/25/35	$5,300	$5,436
05-1, 1A22 5.250%, 2/25/35	922	919
05-3, 2A2 5.500%, 3/25/35	2,290	2,336
Banc of America Re-REMIC Trust 144A 3.440%, 8/15/17(3)(4)	3,300	3,333
Bank of America (Merrill Lynch) – Deutsche Bank 12-OSI, A2FX 3.352%, 4/13/29(4)	19,191	19,957
Bank of America (Merrill Lynch) Commercial Mortgage, Inc.
05-2, B 5.292%, 7/10/43(3)	10,141	10,711
05-6, AM 5.190%, 9/10/47(3)	1,630	1,820
Bayview Commercial Asset Trust 144A 1.717%, 1/25/38(3)(4)	29,970	25,100
Bear Stearns Adjustable Rate Mortgage Trust
03-9, 4A1 4.871%, 2/25/34(3)	16,529	16,913
04-10, 14A1 5.240%, 1/25/35(3)	3,721	3,750
05-4, 2AA1 144A 5.141%, 8/25/35(3)(4)	1,945	1,966
Bear Stearns Alternative Loan Trust A, 05-4, 24A1 2.983%, 5/25/35(3)	24,382	22,965
Bear Stearns Asset Backed Securities Trust 5.500%, 9/25/33(3)	4,977	5,096

	PAR VALUE	VALUE
Non-Agency (continued)
Bear Stearns Commercial Mortgage Securities, Inc.
06-T22, AM 5.712%, 4/12/38(3)	$11,600	$12,714
06-PW12, AM 5.750%, 9/11/38(3)	9,250	10,276
06-PW14, AM 5.243%, 12/11/38	10,000	10,994
05-PW10, AM 5.449%, 12/11/40(3)	14,200	15,119
04-PWR3, A4 4.715%, 2/11/41	7,015	7,295
06-PW13, AM 5.582%, 9/11/41(3)	3,272	3,638
04-PWR5, A5 4.978%, 7/11/42(3)	3,925	4,183
07-T28, A4 5.742%, 9/11/42(3)	3,360	4,004
07-PW18, A4 5.700%, 6/11/50	16,950	20,094
07-PW18, AM 6.084%, 6/11/50(3)	12,400	13,511
Chase Mortgage Finance Corp. 07-A1, 1A1 2.980%, 2/25/37(3)	4,985	5,082
Citicorp Mortgage Securities, Inc.
07-1,A1 5.500%, 1/25/22	1,186	1,194
03-11, 2A10 5.500%, 12/25/33	4,023	4,053
04-4, A6 5.500%, 6/25/34	6,176	6,452
Citicorp Residential Mortgage Securities, Inc. 07-12,A6 6.265%, 6/25/37(3)	12,683	12,581
Citigroup – Deutsche Bank Commercial Mortgage Trust
05-CD1, AM 5.393%, 7/15/44(3)	6,410	7,041
06-CD2, A4 5.482%, 1/15/46(3)	2,659	3,002

See Notes to Financial Statements

10

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
07-CD4, A4 5.322%, 12/11/49	$8,480	$9,656
Commercial Mortgage Pass-Through-Certificates
11-THL, C , 144A 5.163%, 7/3/28(4)	9,000	9,633
01-J2A, A2, 144A 6.096%, 7/16/34(4)	36	36
Countrywide Alternative Loan Trust
04-36CBC, 2A1 5.500%, 2/25/35	12,687	12,755
06-13T1, A11 6.000%, 5/25/36	4,698	3,501
06-13T1, A5 6.000%, 5/25/36	1,700	1,275
Countrywide Home Loan Mortgage Pass-Through-Trust
02-35, 1A2 5.000%, 2/25/18	2,471	2,528
03-4, 1A15 5.500%, 4/25/33	4,005	4,180
03-28, A8 5.500%, 8/25/33	2,533	2,616
04-4, A6 5.500%, 5/25/34	2,074	2,108
05-22, 3A1 5.189%, 10/25/35(3)	17,554	14,641
Credit Suisse First Boston Mortgage Securities Corp.
04-8, 7A1 6.000%, 12/25/34	11,421	11,490
03-CPN1, C 4.763%, 3/15/35	7,964	7,871
05-11, 8A10 5.500%, 12/25/35	4,338	4,460
02-CKS4, B 5.333%, 11/15/36	1,946	1,946
02-CKS4, C 5.394%, 11/15/36	5,000	4,999

	PAR VALUE	VALUE
Non-Agency (continued)
Credit Suisse Mortgage Capital Certificates
06-C1, A3 5.410%, 2/15/39(3)	$6,811	$6,991
07-C2, A3 5.542%, 1/15/49(3)	12,995	14,568
Deutsche Bank – UBS Mortgage Trust 11-LC3A, A2 3.642%, 8/10/44	11,500	12,590
Extended Stay America Trust
10-ESHA, C 144A 4.860%, 11/5/27(4)	2,860	2,886
10-ESHA, D, 144A 5.498%, 11/5/27(4)	31,645	31,898
First Horizon Asset Securities, Inc. 06-1, 1A8 6.000%, 5/25/36	3,255	3,286
GE Capital Commercial Mortgage Corp. 03-C1, C 4.975%, 1/10/38(3)	4,332	4,381
GMAC Commercial Mortgage Securities, Inc.
03-C1, D 4.283%, 5/10/36	10,000	10,130
04-C2, A3 5.134%, 8/10/38	1,011	1,043
04-C2, A4 5.301%, 8/10/38(3)	8,178	8,793
04-C3, A4 4.547%, 12/10/41	992	992
GMAC Mortgage Corp. Loan Trust
06-HLTV, A4 5.810%, 10/25/29	8,901	8,670
04-AR1, 12A 3.460%, 6/25/34(3)	11,875	12,249
05-AR1, 5A 5.260%, 3/18/35(3)	6,046	5,978

See Notes to Financial Statements

11

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Goldman Sachs Mortgage Securities Corp. II
07-EOP, G, 144A 2.790%, 3/6/20(3)(4)	$7,670	$7,671
07-EOP, H, 144A 3.300%, 3/6/20(3)(4)	1,850	1,850
11-ALF, B, 144A 3.215%, 2/10/21(4)	8,000	8,148
07-GG10, A4 5.790%, 8/10/45(3)	23,670	27,111
Greenwich Capital Commercial Funding Corp. 04-GG1, A7 5.317%, 6/10/36(3)	7,950	8,394
GSR Mortgage Loan Trust
04-15F, 2A2 5.000%, 12/25/34	5,223	5,313
05-5F, 2A8 5.500%, 6/25/35	7,216	7,305
05-AR4, 6A1 5.250%, 7/25/35(3)	12,107	11,964
07-1F, 2A2 5.500%, 1/25/37	1,393	1,403
Heller Financial Commercial Mortgage Asset 00-PH1, G, 144A 6.750%, 1/17/34(4)	2,925	3,032
Indymac Index Mortgage Loan Trust 05-AR1, 3A1 2.699%, 3/25/35(3)	2,218	2,018
JPMorgan Chase Commercial Mortgage Securities Corp.
09-IWST, A1, 144A 4.314%, 12/5/27(4)	14,781	16,134
10-CNTR, A1, 144A 3.300%, 8/5/32(4)	10,496	11,282
10-CNTR, A2, 144A 4.311%, 8/5/32(4)	4,550	5,038
04-C1, A3 4.719%, 1/15/38	5,565	5,770

	PAR VALUE	VALUE
Non-Agency (continued)
06-CB17, AM 5.464%, 12/12/43	$18,335	$18,752
06-LDP7, A4 6.061%, 4/15/45(3)	24,197	27,908
06-LDP7, AM 6.061%, 4/15/45(3)	18,260	20,550
06-LDP9, A3 5.336%, 5/15/47	20,649	23,577
07-CB18, A3 5.447%, 6/12/47	5,938	6,311
07-LD12, A4 5.882%, 2/15/51(3)	8,029	9,448
JPMorgan Chase Mortgage Trust
03-A2, 3A1 2.365%, 11/25/33(3)	10,637	10,581
05-A1, 4A1 4.736%, 2/25/35(3)	1,846	1,920
05-A2, 4A1 5.065%, 4/25/35(3)	2,053	2,064
05-A4, 3A1 2.620%, 7/25/35(3)	11,668	11,574
05-A8, 2A1 2.890%, 11/25/35(3)	4,557	4,566
5.310%, 10/25/36(3)	2,641	2,379
Lehman Brothers – UBS Commercial Mortgage Trust
04-C7, A6 4.786%, 10/15/29(3)	10,536	11,289
06-C3, AM 5.712%, 3/15/39(3)	7,615	8,342
06-C6, A4 5.372%, 9/15/39	13,750	15,881
07-C2, A2 5.303%, 2/15/40	1,214	1,215
07-C2, A3 5.430%, 2/15/40	7,825	8,952
07-C6, A2 5.845%, 7/15/40	5,351	5,510
07-C7, A3 5.866%, 9/15/45(3)	10,300	12,272
MASTR Adjustable Rate Mortgages Trust 04-12,3A1 2.920%, 11/25/34(3)	4,147	4,170

See Notes to Financial Statements

12

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
MASTR Alternative Loans Trust
04-7, 4A1 4.500%, 7/25/19	$8,873	$9,196
04-6, 10A1 6.000%, 7/25/34	9,488	9,628
04-6, 7A1 6.000%, 7/25/34	9,638	9,730
05-2, 2A1 6.000%, 1/25/35	5,666	5,507
05-2, 1A1 6.500%, 3/25/35	14,741	14,266
MASTR Asset Securitization Trust
04-6, 4A1 5.000%, 7/25/19	1,502	1,565
05-1, 1A1 5.000%, 5/25/20	2,078	2,140
06-1, 1A2 5.750%, 5/25/36	2,772	2,787
Merrill Lynch Floating Trust 08-LAQA, A1 144A 0.766%, 7/9/21(3)(4)	12,578	12,394
Merrill Lynch Mortgage Investors, Inc. 98-C1, B 6.750%, 11/15/26(3)	10,000	11,513
Merrill Lynch Mortgage Trust
06-C1, AM 5.690%, 5/12/39(3)	7,520	8,313
04-KEY2, A3 4.615%, 8/12/39	12,250	12,634
Merrill Lynch/Countrywide Commercial Mortgage Trust
06-3, A4 5.414%, 7/12/46(3)	11,700	13,459
06-4, A3 5.172%, 12/12/49(3)	9,500	10,850
Morgan Stanley Capital I
04-HQ4, A6 4.830%, 4/14/40	3,424	3,467

	PAR VALUE	VALUE
Non-Agency (continued)
06-T23, AM 5.820%, 8/12/41(3)	$10,575	$12,007
Morgan Stanley Capital I, Inc.
06-IQ12, A4 5.332%, 12/15/43	14,865	17,196
07-IQ14, A4 5.692%, 4/15/49(3)	16,825	19,261
Morgan Stanley Mortgage Loan Trust
04-2AR, 3A 2.500%, 2/25/34(3)	2,455	2,484
04-2AR, 4A 4.772%, 2/25/34(3)	4,228	4,339
07-11AR, 2A3 2.770%, 6/25/37(3)	3,101	1,638
Nomura Asset Acceptance Corp.
04-R1, A1 144A 6.500%, 3/25/34(4)	3,774	3,831
04-R3, A1 144A 6.500%, 2/25/35(4)	6,159	6,242
06-AF2, 1A6 6.196%, 8/25/36(3)	13,593	6,663
ORES NPL LLC 4.000%, 9/25/44(4)	8,740	8,813
Prudential Commercial Mortgage Trust 03-PWR1, D, 144A 4.775%, 2/11/36(4)	4,950	4,863
Residential Accredit Loans, Inc.
03-QS6, A4 4.250%, 3/25/33	5,656	5,873
04-QS16, 1A5 5.500%, 12/25/34	823	803
Residential Asset Mortgage Products, Inc.
04-SL2, A3 7.000%, 10/25/31	4,449	4,647
04-SL1, A8 6.500%, 11/25/31	5,015	5,173
04-SL4, A3 6.500%, 7/25/32	2,432	2,517

See Notes to Financial Statements

13

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Residential Funding Mortgage Securities I, Inc.
06-S12, 1A1 5.500%, 12/25/21	$3,921	$4,073
05-S1, 1A2 5.500%, 2/25/35	2,750	2,805
06-S4, A2 6.000%, 4/25/36	1,724	1,593
RIAL 2012-LT1A 12-LT1A, A, 144A 4.750%, 2/15/25(4)	1,163	1,164
S2 Hospitality LLC 12-LV1, A 144A 4.500%, 4/15/25(4)	7,630	7,673
Springleaf Mortgage Loan Trust 11-1A, A1, 144A 4.050%, 1/25/38(3)(4)	7,817	8,042
Structured Adjustable Rate Mortgage Loan Trust 04-4, 3A4 2.828%, 4/25/34(3)	5,148	4,953
Structured Asset Securities Corp.
03-AL1, A, 144A 3.357%, 4/25/31(4)	16,038	15,611
03-21, 2A2 5.250%, 8/25/33	4,348	4,454
04-21XS, 2A4A 4.900%, 12/25/34(3)	4,101	4,150
SunTrust Adjustable Rate Mortgage Loan Trust 07-S1, 5A1 4.770%, 1/25/37(3)	1,733	1,708
Timberstar Trust 06-1A, A, 144A 5.668%, 10/15/36(4)	10,240	11,599
Wachovia Bank Commercial Mortgage Trust
03-C8, 5 5.000%, 11/15/35(3)	5,500	5,633
04-C15, B 4.892%, 10/15/41	14,875	15,781

	PAR VALUE	VALUE
Non-Agency (continued)
05-C20, AMFX 5.179%, 7/15/42(3)	$6,000	$6,587
06-C25, AM 5.736%, 5/15/43(3)	18,625	20,498
07-C30, A5 5.342%, 12/15/43	39,765	45,015
05-C22, AM 5.340%, 12/15/44(3)	17,245	18,648
07-C31, A4 5.509%, 4/15/47	21,625	24,791
07-C32, A3 5.920%, 6/15/49(3)	14,977	17,248
07-C33, A5 6.122%, 2/15/51(3)	1,265	1,477
07-C33, A4 6.122%, 2/15/51(3)	14,930	17,602
Washington Mutual Commercial Mortgage Securities Trust
06-SL1, A, 144A 5.422%, 11/23/43(3)(4)	14,156	13,924
07-SL3, A, 144A 6.110%, 3/23/45(3)(4)	4,505	4,551
Washington Mutual Mortgage Pass-Through Certificates 04-CB1, 5A 5.000%, 6/25/19	3,779	3,918
Wells Fargo Mortgage Backed Securities Trust
06-17, A1 5.500%, 11/25/21	502	529
03-G, A1 4.100%, 6/25/33(3)	2,887	2,930
04-4, A9 5.500%, 5/25/34	4,704	4,858
04-CC, A1 2.615%, 1/25/35(3)	5,788	5,772
05-12, 1A1 5.500%, 11/25/35	10,417	10,671
05-14, 2A1 5.500%, 12/25/35	7,586	8,055
06-6, 1A15 5.750%, 5/25/36	1,364	1,366

See Notes to Financial Statements

14

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
06-9, 1A15 6.000%, 8/25/36	$704	$708
07-16, 1A1 6.000%, 12/28/37	14,392	14,968
07-16, 1A7 6.000%, 12/28/37	5,059	4,821
07-AR10, 2A1 6.275%, 1/25/38(3)	7,757	8,039
WFDB Commercial Mortgage Trust 11,BXR, B, 144A 4.786%, 7/5/16(4)	15,000	16,179

		1,442,104
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,582,220)		1,679,900
ASSET-BACKED SECURITIES—12.4%
1st Financial Bank USA
10-C, B, 144A 5.190%, 9/17/18(4)	6,000	6,119
10-D, C, 144A 5.920%, 6/17/19(4)	3,000	3,084
ABSC Long Beach Home Equity Loan Trust 00-LB1, M1F 8.240%, 3/21/29(3)	3,306	2,546
Ally Auto Receivables Trust 12-3, A2 0.700%, 1/15/15	15,000	15,042
AmeriCredit Automobile Receivables Trust
11-3, C 2.860%, 1/9/17	23,000	24,065
11-1, D 4.260%, 2/8/17	11,119	11,849
11-5, D 5.050%, 12/8/17	5,010	5,402
12-1, C 2.670%, 1/8/18	2,000	2,049
12-3, C 2.420%, 5/8/18	12,750	12,971
12-3, D 3.030%, 7/9/18	11,562	11,730

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
12-4, D 2.680%, 10/9/18	$6,700	$6,706
11-3, E, 144A 5.760%, 12/10/18(4)	1,611	1,745
11-4, E, 144A 6.530%, 1/8/19(4)	3,950	4,284
11-5, E 6.760%, 3/8/19	8,400	9,193
12-3, E, 144A 4.460%, 11/8/19(4)	4,812	5,010
Ameriquest Mortgage Securities, Inc. 03-10, AF6 4.710%, 11/25/33(3)	3,897	3,965
Asset Backed Funding Certificates 05-AQ1, A6 4.780%, 6/25/35(3)	6,641	6,771
Avis Budget Rental Car Funding AESOP LLC 11-3A, A, 144A 3.410%, 11/20/17(4)	10,000	10,705
Banc of America Funding Corp. 06-2, 3A1 6.000%, 3/25/36	5,233	5,344
Bayview Financial Acquisition Trust
06-B, 1A2 5.800%, 4/28/36(3)	730	738
07-A, 1A2 6.205%, 5/28/37(3)	5,840	5,913
06-A, 1A2 5.483%, 2/28/41(3)	289	289
Bombardier Capital Mortgage Securitization Corp. 99-A, A3 5.980%, 1/15/18(3)	2,177	2,165
Bush Truck Leasing LLC 11-44, A, 144A 5.000%, 9/25/18(4)	2,658	2,650
BXG Receivables Note Trust
10-A, A 144A 5.100%, 3/2/26(4)	4,586	4,858

See Notes to Financial Statements

15

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
10-A, A 144A 2.660%, 12/2/27(4)	$8,750	$8,767
CarNow Auto Receivables Trust
12-1A, B, 144A 3.240%, 3/15/16(4)	2,150	2,154
12-1A, C, 144A 4.940%, 3/15/16(4)	3,750	3,761
CIT Equipment Collateral
10-VT1A, B 144A 3.880%, 9/16/13(4)	3,871	3,884
12-A1, B, 144A 4.120%, 10/21/19(4)	10,000	10,058
CIT Mortgage Loan Trust 10-VT1A, B 144A 1.467%, 10/25/37(3)(4)	15,000	14,207
Citicorp Residential Mortgage Securities, Inc.
07-1, A6 5.702%, 3/25/37(3)	5,043	4,907
07-2, A3 6.080%, 6/25/37(3)	12,023	12,026
07-2, A4 6.538%, 6/25/37(3)	7,000	6,575
CNH Equipment Trust
12-B, A4 1.160%, 6/15/20	10,000	10,106
12-B, B 1.780%, 6/15/20	4,000	4,044
Conseco Financial Corp.
94-1, A5 7.650%, 4/15/19	507	536
01-3, A4 6.910%, 5/1/33(3)	15,636	16,400
Countrywide Asset-Backed Certificates
04-13, AF4 4.583%, 1/25/33(3)	2,050	2,000
04-10, AF6 4.485%, 12/25/34(3)	5,414	5,310
04-12, AF6 4.634%, 3/25/35(3)	2,633	2,576

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Credit-Based Asset Servicing & Securitization LLC 05-CB6, A3 5.120%, 7/25/35(3)	$1,294	$1,110
Cronos Containers Program Ltd 12-2A, A 144A 3.810%, 9/18/27(4)	10,000	9,996
Dominos Pizza Master Issuer LLC 12-1A, A2, 144A 5.216%, 1/25/42(4)	32,480	36,221
Drug Royalty Corp., Inc. 12-1, A2 144A 5.800%, 7/15/24(4)	6,128	6,127
DSC Floorplan Master Owner Trust 11-1, A, 144A 3.910%, 3/15/16(4)	8,500	8,709
DT Auto Owner Trust
10-1A, C, 144A 3.460%, 1/15/14(4)	1,516	1,517
09-1, B, 144A 5.920%, 10/15/15(4)	605	608
11-2A, C, 144A 3.050%, 2/16/16(4)	5,825	5,828
12-1A, C, 144A 3.380%, 10/16/17(4)	9,975	10,007
Exeter Automobile Receivables Trust
12-1A, C 144A 5.270%, 10/16/17(4)	8,500	9,158
12-2A, C 144A 3.060%, 7/16/18(4)	4,050	4,049
12-2A, D 144A 5.060%, 6/17/19(4)	5,500	5,500
Franklin Auto Trust 08-A, D 144A 8.180%, 5/20/16(4)	6,411	6,434
Great America Leasing Receivables 09-1, B 144A 4.520%, 11/15/14(4)	3,000	3,051
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(3)	18,983	19,053

See Notes to Financial Statements

16

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Harley-Davidson Motorcycle Trust
09-4, B 3.190%, 9/15/14	$9,000	$9,022
10-1, C 2.590%, 4/15/18	8,500	8,711
Hertz Vehicle Financing LLC
09-2A, A1, 144A 4.260%, 3/25/14(4)	5,000	5,052
11-1A, A2, 144A 3.290%, 3/25/18(4)	12,290	13,256
Home Equity Loan Trust 07-FRE1, 2AV1 0.347%, 4/25/37(3)	8,944	7,312
Hyundai Auto Receivables Trust 12-B, C 1.950%, 10/15/18	10,000	10,055
IMC Home Equity Loan Trust 97-5, A9 7.310%, 11/20/28	5,137	5,169
IndyMac Manufactured Housing Contract 98-1, A3 6.370%, 9/25/28	1,558	1,625
JPMorgan Chase Funding Mortgage Loan Asset-Backed Certificates 04-1,1A4 4.111%, 8/25/30	565	564
Leaf II Receivables Funding LLC 12-1, D 144A 4.680%, 9/15/20(4)	5,859	5,766
Lehman Brothers Manufactured Housing Contract Trust 01-B, A3 4.350%, 4/15/40	7,319	7,723
Lehman XS Trust 05-5, 3A2B 5.420%, 11/25/35(3)	8,475	8,281

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Marriott Vacation Club Owner Trust
12-1A, A, 144A 2.510%, 5/20/30(4)	$12,303	$12,365
10-1A, A 144A 3.540%, 10/20/32(4)	1,227	1,267
10-1A, B 144A 4.520%, 10/20/32(4)	2,392	2,461
Miramax LLC 11-1A, A, 144A 6.250%, 10/20/21(4)	18,169	19,097
MMCA Automobile Trust 11-A, B, 144A 2.720%, 10/17/16(4)	3,500	3,617
New Century Home Equity Loan Trust 05-A, A4W 5.035%, 8/25/35(3)	15,307	13,869
Orange Lake Timeshare Trust 12-AA, B 144A 4.870%, 3/10/27(4)	967	991
Popular ABS Mortgage Pass-Through-Trust 05-5, AF3 5.086%, 11/25/35(3)	12,029	11,517
Renaissance Home Equity Loan Trust 05-3, AF4 5.140%, 11/25/35(3)	5,405	4,062
Rental Car Finance Corp. 11-1A, B1, 144A 4.380%, 2/25/16(4)	4,000	4,163
Residential Asset Mortgage Products, Inc. 03-RS8, AI7 5.015%, 9/25/33(3)	2,907	2,885
Residential Funding Mortgage Securities II, Inc.
04-HI3, A5 5.480%, 6/25/34(3)	3,520	3,256
06-H11, M1 6.010%, 2/25/36(3)	6,661	6,667
07-HI1, A2 5.640%, 3/25/37	962	963

See Notes to Financial Statements

17

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
07-HI1, A3 5.720%, 3/25/37	$22,995	$23,009
Santander Drive Auto Receivables Trust
11-2, B 2.660%, 1/15/16	9,560	9,712
10-B, C 144A 3.020%, 10/17/16(4)	20,925	21,309
12-2, D 3.870%, 2/15/18	12,000	12,351
12-5, C 2.700%, 8/15/18	4,850	4,924
Sierra Receivables Funding Co., LLC
07-2A, A1 144A 5.370%, 9/20/19(4)	1,598	1,643
10-3A, B, 144A 4.440%, 11/20/25(4)	8,103	8,351
11-1A, B, 144A 4.230%, 4/20/26(4)	7,498	7,682
12-2A, B, 144A 3.420%, 3/20/29(4)	10,838	10,876
SLM Corp.
12-B, A2, 144A 3.480%, 10/15/30(4)	12,000	12,741
12-C, A2, 144A 3.310%, 10/15/46(4)	11,700	12,365
SNAAC Auto Receivables Trust 12-1A, A, 144A 1.780%, 6/15/16(4)	2,930	2,936
Structured Asset Securities Corp 03-AL2, A 3.357%, 1/25/31(4)	18,078	18,126
Structured Asset Securities Corp.
01-SB1, A2 3.375%, 8/25/31	2,293	2,262
02-AL1, A3 3.450%, 2/25/32	7,510	7,443
SVO MOI Mortgage Corp. 10-AA, A,144A 3.650%, 7/20/27(4)	4,741	4,831
TAL Advantage LLC 12-1A, A 144A 3.860%, 5/20/27(4)	11,600	12,099

	PAR VALUE		VALUE
ASSET-BACKED SECURITIES (continued)
Terwin Mortgage Trust 04-15AL, A1 144A 5.796%, 7/25/34(3)(4)	$8,093		$7,724
Tidewater Auto Receivables Trust 10-A, A 144A 5.920%, 5/15/17(4)	237		238
Trinity Rail Leasing LP 03-1A, A, 144A 5.640%, 10/12/26(4)	2,532		2,811
Trip Rail Master Funding LLC 11-1A, A1A, 144A 4.370%, 7/15/41(4)	6,924		7,106
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(4)	28,303		30,747
World Omni Automobile Lease Securitization Trust 12-A, A3 0.930%, 11/16/15	5,700		5,741
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $777,753)			796,615
CORPORATE BONDS AND NOTES—34.0%
Consumer Discretionary—3.8%
Arcos Dorados Holdings, Inc. 144A 10.250%, 7/13/16(4)	14,225	BRL	7,543
Boyd Gaming Corp. 9.125%, 12/1/18	2,425		2,558
CBS Corp. 1.950%, 7/1/17	10,025		10,279
CCO Holdings LLC (CCO Holdings Capital Corp.) 7.375%, 6/1/20	6,700		7,512
Daimler Finance North America LLC 144A 2.625%, 9/15/16(4)	11,000		11,478
Dana Holding Corp. 6.500%, 2/15/19	3,973		4,251

See Notes to Financial Statements

18

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
DISH DBS Corp. 144A 4.625%, 7/15/17(4)	$11,530	$11,847
GTP Acquisition Partners I LLC 144A 4.347%, 6/15/16(4)	3,000	3,165
HD Supply, Inc. 144A 8.125%, 4/15/19(4)	2,935	3,192
Hyatt Hotels Corp. 3.875%, 8/15/16	7,000	7,448
Hyundai Capital Services, Inc. 144A 3.750%, 4/6/16(4)	500	532
Hyundai Motor Manufacturing Czech Sro 144A 4.500%, 4/15/15(4)	6,000	6,410
International Game Technology 7.500%, 6/15/19	1,115	1,338
Korea Expressway Corp. 144A 4.500%, 3/23/15	2,670	2,861
Lotte Shopping Co. Ltd. 144A 3.375%, 5/9/17(4)	14,095	14,686
MGM Resorts International
7.500%, 6/1/16	6,000	6,450
144A 6.750%, 10/1/20(4)	6,500	6,516
Nara Cable Funding Ltd. 144A 8.875%, 12/1/18(4)	9,665	8,868
Nissan Motor Acceptance Corp. 144A 4.500%, 1/30/15(4)	8,620	9,247
Northwest Airlines Pass-Through-Trust
01-1, B 7.691%, 4/1/17	12,600	13,104
02-1, G2 6.264%, 11/20/21	19,384	20,450

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Ono Finance II plc 144A 10.875%, 7/15/19(4)	$1,035	$885
Penn National Gaming, Inc. 8.750%, 8/15/19	6,615	7,442
Pittsburgh Glass Works LLC 144A 8.500%, 4/15/16(4)	4,135	3,866
QVC, Inc.
144A 7.125%, 4/15/17(4)	4,550	4,801
144A 7.500%, 10/1/19(4)	8,740	9,671
U.S. Airways Pass-Through-Trust
99-1A 8.360%, 1/20/19	3,337	3,637
11-1 A 7.125%, 10/22/23	8,181	8,918
UAL Pass-Through-Trust
09-2 9.750%, 1/15/17	27,097	31,026
07-01A 6.636%, 7/2/22	11,752	12,281
Wyndham Worldwide Corp.
6.000%, 12/1/16	133	150
5.750%, 2/1/18	1,660	1,870

		244,282

Consumer Staples—0.2%
BAT International Finance plc 144A 9.500%, 11/15/18(4)	1,410	1,966
Bunge Ltd. Finance Corp. 5.100%, 7/15/15	6,000	6,445
Sigma Alimentos SA de CV 144A 5.625%, 4/14/18(4)	5,850	6,473

		14,884

Energy—4.0%
Afren plc 144A 11.500%, 2/1/16(4)	4,790	5,495

See Notes to Financial Statements

19

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Anadarko Petroleum Corp.
6.375%, 9/15/17	$12,050	$14,531
8.700%, 3/15/19	2,925	3,924
Calumet Specialty Products Partners LP (Calumet Finance Corp.) 9.375%, 5/1/19	7,491	8,090
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	3,989	4,298
Chesapeake Energy Corp. 6.775%, 3/15/19	5,545	5,566
Compagnie Generale de Geophysique-Veritas 7.750%, 5/15/17	2,334	2,429
EP Energy LLC (EP Energy Finance, Inc.) 144A 6.875%, 5/1/19(4)	4,000	4,285
Expro Finance Luxembourg SCA 144A 8.500%, 12/15/16(4)	4,529	4,687
Frontier Oil Corp. 6.875%, 11/15/18	2,550	2,728
Gazprom OAO (Gaz Capital SA)
144A 6.212%, 11/22/16(4)	10,405	11,563
144A 8.146%, 4/11/18(4)	2,880	3,508
144A 6.510%, 3/7/22(4)(6)	3,235	3,803
Hercules Offshore, Inc. 144A 7.125%, 4/1/17(4)	9,250	9,632
KazMunayGas National Co. 144A 8.375%, 7/2/13(4)	6,900	7,227
Kinder Morgan Energy Partners LP 6.850%, 2/15/20	2,545	3,197

	PAR VALUE	VALUE
Energy (continued)
Korea National Oil Corp.
144A 5.375%, 7/30/14(4)	$4,345	$4,654
144A 2.875%, 11/9/15(4)	5,000	5,202
Lukoil International Finance BV 144A 6.375%, 11/5/14(4)	4,900	5,333
Midcontinent Express Pipeline LLC 144A 6.700%, 9/15/19(4)	7,500	7,992
MIE Holdings Corp. 144A 9.750%, 5/12/16(4)	2,985	3,112
National JSC Naftogaz of Ukraine 9.500%, 9/30/14	2,900	2,962
OGX Austria GmbH 144A 8.500%, 6/1/18(4)	8,000	7,240
Petrobras International Finance Co.
3.875%, 1/27/16	12,430	13,151
3.500%, 2/6/17	2,000	2,092
Petroleos de Venezuela SA
Series 2014 4.900%, 10/28/14	16,540	14,977
RegS 8.500%, 11/2/17(5)	66,510	60,358
Petroplus Finance Ltd. 144A 6.750%, 5/1/14(4)(6)(10)	5,455	791
Pride International, Inc. 8.500%, 6/15/19	4,065	5,403
Quicksilver Resources, Inc. 7.125%, 4/1/16	3,190	2,743
TNK-BP Finance SA
144A 6.250%, 2/2/15(4)	500	544
RegS 7.500%, 7/18/16(5)	13,235	15,293

See Notes to Financial Statements

20

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Venoco, Inc. 8.875%, 2/15/19	$5,675	$4,966
Weatherford International Ltd. 9.625%, 3/1/19	4,110	5,350

		257,126

Financials—16.0%
Abbey National Treasury Services plc 144A 3.875%, 11/10/14(4)	11,599	11,839
ABN Amro Bank N.V.
144A 3.000%, 1/31/14(4)	9,000	9,130
144A 4.250%, 2/2/17(4)	4,425	4,747
ADCB Finance Cayman Ltd. 144A 4.750%, 10/8/14(4)	5,290	5,573
Air Lease Corp. 144A 5.625%, 4/1/17(4)	12,995	13,320
Akbank TAS 144A 5.125%, 7/22/15(4)	8,900	9,245
Alfa Invest Ltd. RegS 7.875%, 9/25/17(5)(6)	9,750	10,557
Allstate Corp. 6.125%, 5/15/37(3)	4,730	4,872
Alta Mesa Holdings LP (Alta Mesa Finance Services Corp.) 9.625%, 10/15/18	8,150	8,191
American Express Credit Corp.
5.875%, 5/2/13	4,805	4,956
Series C, 7.300%, 8/20/13	2,600	2,755
American Honda Finance Corp. 144A 6.700%, 10/1/13(4)	4,850	5,144
American International Group, Inc.
2.375%, 8/24/15	5,825	5,887
4.875%, 9/15/16	8,850	9,881

	PAR VALUE	VALUE
Financials (continued)
Associated Banc Corp. 5.125%, 3/28/16	$4,590	$5,039
Assurant, Inc. 5.625%, 2/15/14	4,060	4,233
Banco Bilbao Vizcaya Argentaria Bancomer SA
3.250%, 5/16/14	4,000	3,970
144A 4.500%, 3/10/16(4)	5,000	5,275
Banco Bradesco SA
144A 4.125%, 5/16/16(4)	7,000	7,378
144A 4.500%, 1/12/17(4)	7,000	7,455
Banco Continental SA Via Continental Senior Trustees II Cayman Ltd. 144A 5.750%, 1/18/17(4)(6)	10,000	10,875
Banco de Credito del Peru 144A 4.750%, 3/16/16(4)	14,800	15,614
Banco de Credito e Inversiones 144A 3.000%, 9/13/17(4)	3,775	3,770
Banco Santander SA
144A 4.500%, 4/6/15(4)	7,500	7,697
144A 3.750%, 9/22/15(4)	3,800	3,926
144A 4.625%, 2/13/17(4)	5,000	5,150
Banco Votorantim SA 144A 5.250%, 2/11/16(4)	8,500	9,010
Bangkok Bank Pcl/Hong Kong 144A 2.750%, 3/27/18(4)	16,550	16,586
Bank of Georgia JSC 144A 7.750%, 7/5/17(4)	5,810	5,929
Barclays Bank plc
5.200%, 7/10/14	1,610	1,719
144A 6.050%, 12/4/17(4)	4,130	4,445
144A 5.926%(3)(4)(7)(8)	3,773	3,627

See Notes to Financial Statements

21

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Bear Stearns Cos., Inc. LLC (The) 7.250%, 2/1/18	$4,365	$5,448
BioMed Realty LP 3.850%, 4/15/16	9,375	9,863
Brandywine Operating Partnership LP 4.950%, 4/15/18	4,700	5,051
Capital One Financial Corp. 6.150%, 9/1/16	5,364	6,124
Chubb Corp. 6.375%, 3/29/67(3)	8,205	8,738
CIT Group, Inc. 4.250%, 8/15/17	12,050	12,568
Citigroup, Inc.
4.875%, 5/7/15	12,075	12,842
0.678%, 6/9/16(3)	3,400	3,142
5.500%, 2/15/17	3,635	4,027
CNA Financial Corp. 5.850%, 12/15/14	7,575	8,219
Comerica Bank
5.700%, 6/1/14	1,900	2,036
4.800%, 5/1/15	1,828	1,977
5.750%, 11/21/16	5,940	6,830
Corporacion Andina de Fomento 5.200%, 5/21/13	1,000	1,026
Countrywide Financial Corp. 6.250%, 5/15/16	12,000	13,087
Danske Bank A/S 144A 3.875%, 4/14/16(4)	8,000	8,251
Deutsche Bank Financial LLC 5.375%, 3/2/15	2,933	3,106
Discover Bank 8.700%, 11/18/19	1,750	2,260
DNB Bank ASA 144A 3.200%, 4/3/17(4)	24,700	25,802
Fidelity National Financial, Inc. 6.600%, 5/15/17	6,475	7,248
Fifth Third Bancorp 4.500%, 6/1/18	6,745	7,469

	PAR VALUE	VALUE
Financials (continued)
Fifth Third Bank 4.750%, 2/1/15	$750	$803
First Horizon National Corp. 5.375%, 12/15/15	1,950	2,133
First Tennessee Bank N.A. 5.650%, 4/1/16	12,730	13,754
Ford Motor Credit Co. LLC 144A 4.207%, 4/15/16(4)	10,000	10,599
Gazprom OAO (Gaz Capital SA) 144A 4.950%, 5/23/16(4)(6)	5,000	5,294
General Electric Capital Corp. 0.822%, 5/5/26(3)	8,000	6,769
General Motors Financial Co., Inc. 144A 4.750%, 8/15/17(4)	11,440	11,745
Genworth Financial, Inc.
5.750%, 6/15/14	6,890	7,084
7.625%, 9/24/21	4,375	4,466
Glen Meadow Pass-Through-Trust 144A 6.505%, 2/12/67(3)(4)	10,345	8,729
Goldman Sachs Group, Inc. (The)
5.350%, 1/15/16	3,225	3,564
5.625%, 1/15/17	2,800	3,086
7.500%, 2/15/19	2,451	3,040
Hana Bank
144A 4.500%, 10/30/15(4)	11,000	11,889
144A 3.500%, 10/25/17(4)	5,535	5,890
HBOS plc 144A 6.750%, 5/21/18(4)	685	695
HCP, Inc.
3.750%, 2/1/16	8,000	8,492
3.750%, 2/1/19	4,940	5,180
Health Care REIT, Inc.
4.700%, 9/15/17	8,565	9,455
4.125%, 4/1/19	4,100	4,367

See Notes to Financial Statements

22

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Healthcare Realty Trust, Inc. 6.500%, 1/17/17	$3,000	$3,420
HSBC Bank plc 144A 3.100%, 5/24/16(4)	12,200	12,858
Huntington Bancshares, Inc. 7.000%, 12/15/20	1,025	1,246
Huntington National Bank (The) 4.900%, 1/15/14	1,400	1,406
Hutchison Whampoa International Ltd. 144A 3.500%, 1/13/17(4)	9,000	9,548
Hyundai Capital Services, Inc.
144A 6.000%, 5/5/15(4)	4,975	5,475
144A 4.375%, 7/27/16(4)	1,500	1,617
144A 3.500%, 9/13/17(4)	8,000	8,367
144A 2.125%, 10/2/17(4)	2,940	2,941
ING Bank NV
144A 2.375%, 6/9/14(4)	5,000	5,027
144A 4.000%, 3/15/16(4)	9,000	9,519
International Lease Finance Corp. 5.650%, 6/1/14	5,820	6,126
Jefferies Group, Inc. 5.125%, 4/13/18	6,541	6,639
JPMorgan Chase & Co. 6.125%, 6/27/17	3,550	4,180
Kazkommerts Bank International BV
144A 7.875%, 4/7/14(4)	4,135	4,114
RegS 8.000%, 11/3/15(5)	1,000	940

	PAR VALUE		VALUE
Financials (continued)
KeyBank N.A.
5.800%, 7/1/14	$1,450		$1,560
7.413%, 5/6/15	3,000		3,328
4.950%, 9/15/15	1,295		1,415
KeyCorp 6.500%, 5/14/13	2,925		3,029
Kookmin Bank 144A 7.250%, 5/14/14(4)	5,700		6,222
Korea Development Bank
4.375%, 8/10/15	2,525		2,735
3.875%, 5/4/17	7,000		7,618
3.500%, 8/22/17	9,750		10,495
Legg Mason, Inc. 144A 5.500%, 5/21/19(4)	2,080		2,232
Lincoln National Corp.
8.750%, 7/1/19	2,340		3,067
6.050%, 4/20/67(3)(8)	2,885		2,824
Macquarie Bank Ltd. 144A 3.450%, 7/27/15(4)	7,920		8,106
Manufacturers & Traders Trust Co. 5.629%, 12/1/21(3)	5,000		4,979
Mercantile Bankshares Corp. Series B, 4.625%, 4/15/13	4,708		4,799
MetLife, Inc. 6.750%, 6/1/16	910		1,089
Metropolitan Life Global Funding I 144A 1.700%, 6/29/15(4)	13,770		14,045
Morgan Stanley
6.000%, 5/13/14	1,970		2,088
3.800%, 4/29/16	5,850		6,046
5.750%, 10/18/16	3,455		3,799
144A 10.090%, 5/3/17(4)	10,525	BRL	5,591
Nationwide Health Properties, Inc. 6.250%, 2/1/13	4,825		4,914

See Notes to Financial Statements

23

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Nordea Bank AB 144A 2.125%, 1/14/14(4)	$5,000	$5,056
OJSC AK Transneft (TransCapitalInvest Ltd.) 144A 5.670%, 3/5/14(4)	5,715	6,061
ORIX Corp. 5.000%, 1/12/16	5,228	5,657
PNC Funding Corp. 5.625%, 2/1/17	3,130	3,604
Progressive Corp. (The) 6.700%, 6/15/37(3)	2,740	2,959
Prudential Financial, Inc.
4.750%, 9/17/15	4,770	5,253
8.875%, 6/15/38(3)(8)	11,200	13,832
Regions Bank 7.500%, 5/15/18	12,001	14,191
Regions Financial Corp. 5.750%, 6/15/15	2,535	2,722
Reynolds Group Issuer, Inc. (Reynolds Group Issuer LLC) 7.875%, 8/15/19	2,500	2,712
Royal Bank of Scotland Group plc (The) 6.400%, 10/21/19	3,130	3,598
Royal Bank of Scotland plc (The)
Series 2 3.400%, 8/23/13	7,000	7,134
4.875%, 3/16/15	3,230	3,464
3.950%, 9/21/15	3,860	4,099
Russian Agricultural Bank OJSC (RSHB Capital SA)
144A 9.000%, 6/11/14(4)	780	865
144A 6.299%, 5/15/17(4)	2,905	3,195
144A 5.298%, 12/27/17(4)	8,200	8,673

	PAR VALUE	VALUE
Financials (continued)
Santander Holdings USA, Inc. 3.000%, 9/24/15	$980	$991
Santander U.S. Debt S.A. 144A 3.724%, 1/20/15(4)	8,100	8,040
Sberbank of Russia (Sberbank CapItal SA)
144A 4.950%, 2/7/17(4)(6)	26,100	27,405
144A 5.717%, 6/16/21(4)(6)	8,295	8,950
Senior Housing Properties Trust 4.300%, 1/15/16	6,875	7,085
Shinhan Bank 144A 4.375%, 7/27/17(4)	11,700	12,876
SLM Corp. 4.625%, 9/25/17	17,805	18,085
Societe Generale S.A.
144A 3.100%, 9/14/15(4)	2,900	2,961
144A 3.500%, 1/15/16(4)	6,895	7,077
144A 5.922%(3)(4)(7)	6,800	5,509
Sovereign Bank 5.125%, 3/15/13	7,000	7,026
Spansion LLC 7.875%, 11/15/17	2,955	2,940
State Street Corp. 4.956%, 3/15/18(8)	5,000	5,528
SunTrust Bank, Inc.
6.000%, 9/11/17	4,925	5,737
5.450%, 12/1/17	3,750	4,146
Svenska Handelsbanken AB 3.125%, 7/12/16	10,000	10,602
Turkiye
Vakiflar Bankasi Tao 144A 5.750%, 4/24/17(4)	14,000	14,770
Garanti Bankasi AS 144A 4.000%, 9/13/17(4)	2,000	2,001

See Notes to Financial Statements

24

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
United Rentals Financing Escrow Corp. 144A 5.750%, 7/15/18(4)	$7,895	$8,359
Unum Group 7.125%, 9/30/16	6,620	7,706
Vanguard Health Holding Co. II, LLC (Vanguard Holding Co. II, Inc.) 7.750%, 2/1/19	3,212	3,433
Ventas Realty LP (Ventas Capital Corp.) 4.000%, 4/30/19	8,030	8,584
Vnesheconombank (VEB Finance plc)
144A 5.375%, 2/13/17(4)	5,415	5,806
144A 5.450%, 11/22/17(4)(6)	1,500	1,632
VTB Bank OJSC (VTB Capital SA)
144A 6.465%, 3/4/15(4)(6)	6,000	6,380
144A 6.000%, 4/12/17(4)(6)	12,445	13,005
Wachovia Bank NA 5.000%, 8/15/15	2,600	2,849
Webster Financial Corp. 5.125%, 4/15/14	2,500	2,516
Wells Fargo & Co. 5.125%, 9/15/16	5,000	5,624
Willis Group Holdings plc 4.125%, 3/15/16	6,000	6,370
Yapi Ve Kredi Bankasi (Unicredit Luxembourg S.A.) 144A 5.188%, 10/13/15(4)(6)	2,000	2,055

	PAR VALUE	VALUE
Financials (continued)
Zions Bancorp
5.650%, 5/15/14	$1,775	$1,836
7.750%, 9/23/14	6,194	6,780
4.500%, 3/27/17	8,120	8,384

		1,029,470

Health Care—0.7%
Community Health Systems, Inc. (CHS)
5.125%, 8/15/18	9,320	9,693
7.125%, 7/15/20	3,185	3,402
HCA, Inc. 6.500%, 2/15/20	18,765	20,923
Patheon, Inc. 144A 8.625%, 4/15/17(4)	720	738
Symbion, Inc. 8.000%, 6/15/16	6,517	6,712
U.S. Oncology, Inc. 0.000%, 2/16/49(9)	1,263	0

		41,468

Industrials—4.4%
ADS Tactical, Inc. 144A 11.000%, 4/1/18(4)	7,416	7,435
Aircastle Ltd. 6.750%, 4/15/17	10,080	10,912
America West Airlines, Inc. Pass-Through-Trust
98-1A, 6.870%, 1/2/17	2,220	2,242
Series 99-1, G 7.930%, 1/2/19	9,367	9,859
Series 00-1, G 8.057%, 7/2/20	9,703	10,334
Atlas Air Pass-Through-Trust
98-1, A 7.380%, 1/2/18	10,904	11,258
99-1, A1 7.200%, 1/2/19	2,304	2,327
00-1. A 8.707%, 1/2/19	3,362	3,589

See Notes to Financial Statements

25

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Industrials (continued)
AWAS Aviation Capital Ltd. 144A 7.000%, 10/15/16(4)	$11,089	$11,810
Cemex Finance LLC 144A 9.500%, 12/14/16(4)	5,600	5,810
Continental Airlines Pass-Through-Trust
98-1, A 6.648%, 9/15/17	5,439	5,874
97-4, A 6.900%, 1/2/18	5,604	6,109
99-1, A 6.545%, 2/2/19	9,236	10,113
01-A1 6.703%, 6/15/21	13,581	14,804
Corp Andina de Fomento 3.750%, 1/15/16	10,000	10,486
Delta Air Lines Pass-Through-Trust
11-1, A 5.300%, 4/15/19	16,454	17,853
09-1, A 7.750%, 12/17/19	558	638
Series 12-1A, 1A 4.750%, 5/7/20	22,200	22,755
Deluxe Corp. 7.000%, 3/15/19	4,970	5,312
Express Scripts Holding Co. 144A 3.500%, 11/15/16(4)	10,000	10,813
Hutchison Whampoa International Ltd. 144A 4.625%, 9/11/15(4)	3,900	4,221
JMC Steel Group 144A 8.250%, 3/15/18(4)	6,030	6,181
Kratos Defense & Security Solutions, Inc. 10.000%, 6/1/17	8,570	9,299

	PAR VALUE	VALUE
Industrials (continued)
Owens Corning, Inc. 6.500%, 12/1/16	$11,150	$12,523
PPL WEM Holdings plc 144A 3.900%, 5/1/16(4)	5,495	5,784
Ryder System, Inc. 2.500%, 3/1/17	11,980	12,189
ServiceMaster Co. 144A 7.000%, 8/15/20(4)	2,845	2,930
Toledo Edison Co. (The) 7.250%, 5/1/20	1,360	1,783
Transnet SOC Ltd. 144A 4.500%, 2/10/16(4)	9,000	9,561
U.S. Airways Pass-Through-Trust
98-1 6.850%, 1/30/18	5,108	5,338
01-1G 7.076%, 3/20/21	15,867	16,224
12-1A 5.900%, 10/1/24	11,500	12,161

		278,527

Information Technology—0.4%
Digicel Ltd. 144A 8.250%, 9/1/17(4)	7,886	8,596
EarthLink, Inc. 8.875%, 5/15/19	6,725	6,742
MDC-GMTN B.V. 144A 3.750%, 4/20/16(4)	4,000	4,209
Sorenson Communications, Inc. 144A 10.500%, 2/1/15(4)	3,400	3,001
Tech Data Corp. 3.750%, 9/21/17	790	804
Xerox Corp. 4.250%, 2/15/15	4,000	4,248

		27,600

See Notes to Financial Statements

26

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Materials—2.0%
Allegheny Technologies, Inc. 9.375%, 6/1/19	$7,245	$9,362
Anglo American Capital plc 144A 9.375%, 4/8/19(4)	1,950	2,559
Ardagh Packaging Finance plc (Ardagh Packaging Holdings, Inc.) 144A 7.375%, 10/15/17(4)	8,145	8,766
Catalyst Paper Corp.
13.000%, 10/30/17	2,284	1,896
Cemex SAB de CV 144A 9.500%, 6/15/18(4)	2,704	2,774
CRH America, Inc.
4.125%, 1/15/16	4,000	4,177
8.125%, 7/15/18	4,770	5,802
FMG Resources Property Ltd.
144A 6.000%, 4/1/17(4)	2,485	2,324
144A 8.250%, 11/1/19(4)	8,600	8,385
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(4)	1,950	2,252
International Paper Co. 9.375%, 5/15/19	5,330	7,209
Libbey Glass, Inc. 144A 6.875%, 5/15/20(4)	8,135	8,786
Norske Skog Canada Ltd
7.375%, 3/1/14(10)(11)	1,055	21
PIK
Nufarm Australia Ltd. 144A 6.375%, 10/15/19(4)	7,135	7,260
Reynolds Group Issuer, Inc. (Reynolds Group Issuer LLC) 144A 5.750%, 10/15/20(4)	12,945	12,961

	PAR VALUE	VALUE
Materials (continued)
Sappi Papier Holding GmbH
144A 7.750%, 7/15/17(4)	$12,830	$13,776
144A 8.375%, 6/15/19(4)	4,860	5,218
Severstal OAO (Steel Capital SA)
144A 6.250%, 7/26/16(4)(6)	6,665	6,986
144A 6.700%, 10/25/17(4)(6)	5,975	6,417
Sinopec Group Overseas Development Ltd. 144A 2.750%, 5/17/17(4)	10,000	10,371
Verso Paper Holdings LLC (Verso Paper, Inc.) 8.750%, 2/1/19	225	110

		127,412

Telecommunication Services—1.9%
America Movil SAB de CV 2.375%, 9/8/16	11,000	11,449
Axtel SAB de CV 144A 9.000%, 9/22/19(4)	750	473
CenturyLink, Inc. 6.000%, 4/1/17	10,050	11,261
Crown Castle Towers LLC
144A 4.523%, 1/15/15(4)	4,925	5,235
144A 3.214%, 8/15/15(4)	4,950	5,151
144A 5.495%, 1/15/17(4)	5,915	6,748
France Telecom SA 2.750%, 9/14/16	1,000	1,049
Frontier Communications Corp. 7.125%, 3/15/19	5,500	5,885

See Notes to Financial Statements

27

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
SBA Tower Trust 144A 4.254%, 4/15/15(4)	$11,660	$12,283
144A 2.933%, 12/15/17(4)	13,275	13,649
Sprint Nextel Corp. 6.000%, 12/1/16	14,550	15,059
Telecom Italia Capital SA
6.175%, 6/18/14	4,900	5,157
7.175%, 6/18/19	2,395	2,640
Telefonica Emisiones SAU 6.421%, 6/20/16	7,500	7,922
Wind Acquisition Finance S.A. 144A 11.750%, 7/15/17(4)	6,425	6,088
Windstream Corp. 7.750%, 10/15/20	12,125	13,065

		123,114

Utilities—0.6%
AmeriGas Partners LP (AmeriGas Finance Corp.)
6.250%, 8/20/19	5,670	5,925
6.750%, 5/20/20	4,000	4,280
Centrais Eletricas Brasileiras SA 144A 6.875%, 7/30/19(4)	10,875	12,961
Enel Finance International N.V. 144A 3.875%, 10/7/14(4)	2,000	2,056
Korea Electric Power Corp. 144A 5.500%, 7/21/14(4)	3,420	3,667
Korea Gas Corp. 144A 6.000%, 7/15/14(4)	2,000	2,161
Korea Hydro & Nuclear Power Co., Ltd. 144A 3.125%, 9/16/15(4)	1,000	1,046

	PAR VALUE	VALUE
Utilities (continued)
Midwest Generation LLC Series B 8.560%, 1/2/16	$810	$737
NRG Energy, Inc.
7.625%, 1/15/18	1,485	1,615
8.500%, 6/15/19	2,750	2,984
TransAlta Corp. 4.750%, 1/15/15	2,220	2,340

		39,772
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $2,081,369)		2,183,655
LOAN AGREEMENTS(3)—13.3%
Consumer Discretionary—3.4%
Acosta, Inc. 5.750%, 9/25/17	7,980	8,035
Advantage Sales & Marketing, Inc. First Lien, 5.250%, 12/18/17	712	717
Allison Transmission, Inc. 4.250%, 8/23/19	7,755	7,789
Avis Budget Car Rental LLC Tranche B, 6.250%, 9/22/18	373	376
Boyd Gaming Corp. 6.000%, 12/17/15	4,813	4,881
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.)
Tranche B-4, 9.500%, 10/31/16	5,946	6,122
Tranche B-6, 9.500%, 1/28/18	10,226	9,319
Cengage Learning Acquisitions, Inc. 2.470%, 7/3/14	6,886	6,589

See Notes to Financial Statements

28

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE		VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Charter Communications Operating LLC
Tranche C, 3.470%, 9/6/16	$3,251		$3,263
Tranche D, 3.470%, 5/15/19	4,975		5,010
Chrysler Group LLC (Chrysler Group Co-Issuer, Inc.) Tranche B, 6.000%, 5/24/17	8,295		8,481
Cogeco Cable (Atlantic Broadband Sub) 0.000%, 9/10/19	4,090		4,131
Cumulus Media Holdings, Inc. First Lien, 5.750%, 9/17/18	9,917		9,993
Dunkin’ Brands, Inc. Tranche B-2, 4.000%, 11/23/17	3,878		3,877
Entercom Radio LLC Tranche B, 6.250%, 11/23/18	5,373		5,444
Fram Group Holdings, Inc. (Prestone Holdings, Inc.) First Lien, 6.500%, 7/29/17	7,425		7,397
Gateway Casinos & Entertainment Ltd. Tranche B, 6.750%, 5/12/16	3,214	CAD	3,246
Getty Images, Inc. 5.250%, 11/7/16	6,105		6,118
Gymboree Corp. (The) 5.000%, 2/23/18	2,737		2,675
HD Supply, Inc. Tranche B, 7.250%, 10/12/17	11,870		12,282
Hubbard Radio LLC First Lien, 5.250%, 4/28/17	3,617		3,658

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Intelsat Jackson Holding S.A. (Intelsat Jackson Holding Ltd.)
3.221%, 2/1/14	$2,335	$2,327
Tranche B, 3.221%, 4/2/18	3,950	3,964
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 6.500%, 4/24/18	10,831	11,016
Leslie’s Poolmart, Inc. Tranche B, 4.500%, 11/21/16	3,316	3,305
MTL Publishing LLC (EMI Music Publishing Group North America Holdings, Inc.) 5.500%, 6/29/18	7,352	7,451
Neiman Marcus Group, Inc. (The) 4.750%, 5/16/18	8,102	8,159
Nielsen Finance LLC
Tranche A, 2.228%, 8/9/13	288	289
Tranche B, 2.228%, 5/2/16	3,274	3,294
Ozburn-Hessey Holding Co., LLC First Lien, 8.250%, 4/8/16	1,191	1,143
Penn National Gaming, Inc. Tranche B, 3.750%, 7/16/18	2,963	2,980
Pilot Travel Centers LLC
Tranche B, 4.250%, 3/30/18	3,191	3,205
Tranche B, 4.250%, 8/7/19	418	421
Radio One, Inc. 7.500%, 3/31/16	1,899	1,916

See Notes to Financial Statements

29

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
ServiceMaster Co. (The) Tranche B, 4.480%, 1/31/17	$4,243	$4,264
Seven Seas Cruises, Inc. Tranche B, 6.250%, 12/21/18	5,191	5,230
Sports Authority, Inc. (The) Tranche B, 7.500%, 11/16/17	2,260	2,267
SRAM LLC First Lien, 4.750%, 6/7/18	2,333	2,362
Station GVR Acquisition LLC (Green Valley Ranch Gaming LLC) 0.000%, 9/15/19	5,592	5,614
Toys “R” Us, Inc. 6.000%, 9/1/16	9,011	9,005
Visant Corp. (Jostens) Tranche B, 5.250%, 12/22/16	9,055	8,743
VWR Funding, Inc. 4.466%, 4/3/17	3,202	3,222
WideOpenWest Finance LLC (WideOpenWest Capital Corp.) 6.250%, 7/17/18	9,177	9,273

		218,853

Consumer Staples—0.3%
American Rock Salt Co. LLC 5.500%, 4/25/17	761	753
Michael Foods, Inc. Tranche B 4.250%, 2/25/18	3,258	3,280
Pinnacle Foods Finance LLC Tranche E, 3.731%, 10/17/18	7,102	7,124
3.731%, 10/17/18	2,179	2,184

	PAR VALUE	VALUE
Consumer Staples (continued)
Reynolds Group Holdings, Inc. 6.500%, 9/18/18	$6,146	$6,178

		19,519

Energy—1.0%
Buffalo Gulf Coast Terminals LLC 7.500%, 10/31/17	3,300	3,366
Chesapeake Energy Corp. 8.500%, 12/2/17	7,880	7,914
CITGO Petroleum Corp. Tranche C, 9.000%, 6/24/17	2,172	2,214
EP Energy LLC (Everest Acquisition LLC) Tranche B-1, 5.000%, 5/24/18	6,150	6,217
Frac Tech Services LLC 6.250%, 5/6/16	11,340	10,960
Gibson Energy ULC Tranche B, 4.750%, 6/15/18	3,838	3,886
Helix Energy Solutions Group, Inc. Extended, 3.721%, 7/1/16	9,250	9,262
NGPL PipeCo LLC 6.750%, 9/15/17	6,570	6,707
Samson Investment Co. 0.000%, 9/25/18	4,566	4,601
TI Group Automotive Systems LLC 0.000%, 3/14/18	7,738	7,796

		62,923

Financials—1.4%
Asurion LLC (Asurion Corp.) First Lien, 0.000%, 5/24/18	8,855	8,924
Atlantic Broadband First Lien, 5.250%, 4/4/19	7,880	7,915

See Notes to Financial Statements

30

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Financials (continued)
Capital Automotive LP Tranche B, 5.250%, 3/11/17	$4,985	$5,031
CNO Financial Group, Inc. 0.000%, 9/28/18	2,682	2,695
Delos Aircraft, Inc. 4.750%, 4/12/16	244	247
iPayment, Inc . 5.750%, 5/8/17	1,410	1,401
iStar Financial, Inc.
Tranche A-1, 5.000%, 6/28/13	2,136	2,146
Tranche A-2, 5.000%, 6/30/14	3,724	3,729
Tranche A-2, 5.000%, 3/19/17	4,000	4,077
MIP Delaware, LLC (MIPL (LUX) S.A.R.L) 5.500%, 7/12/18	2,038	2,052
MoneyGram Payment Systems Worldwide, Inc. 4.250%, 11/17/17	575	575
Nuveen Investments, Inc.
First Lien Extended, 5.862%, 5/13/17	6,455	6,419
First Lien Additional Extended , 5.862%, 5/13/17	3,245	3,233
Second Lien, 5.862%, 2/28/19	2,000	2,021
Realogy Corp.
Extended First Lien, 4.478%, 10/10/16	11,426	11,312
Extended LOC, 4.478%, 10/10/16	892	883
RPI Finance Trust 4.000%, 11/9/18	11,124	11,221
Springleaf Financial Funding Co. (American General Finance Corp.) 5.500%, 5/10/17	9,025	8,854

	PAR VALUE	VALUE
Financials (continued)
TransUnion LLC 5.500%, 2/10/18	$2,846	$2,886
Walter Investment Management Corp. First Lien, 0.000%, 6/30/16	2,957	2,987

		88,608

Health Care—2.2%
Alere, Inc.
Tranche B-2, 4.750%, 6/30/17	4,975	5,001
Tranche B-1, 4.750%, 6/30/17	2,479	2,492
Aptalis Pharma, Inc. (Axcan Intermediate Holdings, Inc.) Tranche B-1, 5.500%, 2/10/17	3,070	3,078
Ardent Health Services LLC 6.500%, 9/15/15	3,916	3,945
Capsugel Holdings U.S., Inc. 3.862%, 8/1/18	2,878	2,896
Catalent Pharma Solutions, Inc. (Cardinal Health 409, Inc.) Tranche 2, 5.250%, 9/15/17	3,705	3,733
ConvaTec, Inc. 0.000%, 12/22/16	1,433	1,441
DaVita, Inc. 0.000%, 8/19/19	10,784	10,826
Emdeon, Inc. Tranche B-1, 5.000%, 11/2/18	2,480	2,500
HCR ManoCare, Inc. (HCR Healthcare LLC) 5.000%, 4/6/18	657	651
Health Management Associates, Inc. Tranche B, 4.500%, 11/16/18	4,573	4,616

See Notes to Financial Statements

31

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care (continued)
Hologic, Inc. 4.500%, 8/1/19	$14,500	$14,701
Houghton International, Inc. Tranche B-1, 6.750%, 1/29/16	2,995	3,025
Iasis Healthcare LLC Tranche B, 5.000%, 5/3/18	4,937	4,957
InVentiv Health, Inc. (Ventive Health, Inc) 6.500%, 8/4/16	3,103	3,010
Kinetic Concepts, Inc. Tranche B-1, 7.000%, 5/4/18	7,368	7,485
MultiPlan, Inc. Tranche B, 4.750%, 8/26/17	2,554	2,568
NBTY, Inc. Tranche B-1, 4.250%, 10/1/17	2,334	2,347
Onex Carestream Finance LP (Carestream Health, Inc.) 0.000%, 2/25/17	2,043	2,030
Par Pharmaceutical 0.000%, 8/2/19	7,433	7,431
Quintiles Transnational Corp. Tranche B, 5.000%, 6/8/18	4,444	4,477
Rural/Metro Operating Co., LLC First Lien, 5.750%, 6/30/18	3,127	3,127
Select Medical Corp. Series A Tranche B, 6.000%, 6/1/18	2,074	2,082
Sheridan Holdings, Inc. Tranche B, 6.000%, 6/29/18	8,653	8,744
Surgery Center Holdings, Inc. 6.500%, 2/6/17	4,058	4,058

	PAR VALUE	VALUE
Health Care (continued)
U.S. Renal Care, Inc. 6.250%, 7/3/19	$2,756	$2,798
Universal Health Services, Inc. Tranche B, 3.750%, 11/15/16	1,934	1,944
Valeant Pharmaceuticals International, Inc.
Tranche B, 4.750%, 2/13/19	4,355	4,375
Tranche B, 4.750%, 2/13/19	5,973	5,999
Tranche B, 4.750%, 2/13/19	1,707	1,714
Tranche B, 4.750%, 2/13/19	1,352	1,358
Tranche B, 4.750%, 9/12/19	2,175	2,181
Vanguard Health Holding Co., LLC (Vanguard Health System, Inc.) 5.000%, 1/29/16	2,039	2,054
Warner Chilcott Co. LLC Tranche B-2, 4.250%, 3/15/18	1,905	1,912
Warner Chilcott Corp.
Tranche B-1, 4.250%, 3/15/18	1,447	1,452
Tranche B-1, 4.250%, 3/15/18	3,811	3,824
(WC Luxco S.A.R.L.) Tranche B-3, 4.250%, 3/15/18	2,620	2,629

		143,461

Industrials—1.5%
ADS Waste Holdings, Inc. 0.000%, 9/11/19	4,102	4,132
AWAS Finance Luxemborg S.A. 5.750%, 7/16/18	8,285	8,347

See Notes to Financial Statements

32

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Industrials (continued)
Brickman Group Holdings, Inc. Tranche B-1, 5.500%, 10/14/16	$5,774	$5,834
Brock Holdings Ill, Inc. First Lien, 6.000%, 3/16/17	1,524	1,532
Ceridian Corp. 5.977%, 5/9/17	11,864	11,948
Ducommun, Inc. 5.500%, 6/28/17	1,325	1,340
Genpact Ltd. 4.250%, 8/30/19	2,450	2,462
Goodman Global, Inc. First Lien 5.750%, 10/28/16	5,860	5,883
Harland Clarke Holdings Corp. Tranche B-2 5.466%, 6/30/17	5,813	5,246
Husky Injection Molding System (Yukon Acquisition, Inc.) 5.750%, 7/2/18	5,480	5,532
Protection One, Inc. 5.750%, 3/21/19	6,885	6,979
Spirit Aerosystems, Inc. Tranche B 3.750%, 4/18/19	13,930	14,072
Swift Transportation Corp. Tranche B-2, 5.000%, 12/21/17	1,229	1,237
Terex Corp. 5.500%, 4/28/17	6,336	6,380
WCA Waste Corp. (WCA Waste Systems, Inc.) 5.500%, 3/23/18	9,465	9,512
WireCo Worldgroup, Inc. 6.000%, 2/15/17	2,515	2,559

		92,995

	PAR VALUE	VALUE
Information Technology—1.9%
Avaya, Inc.
Tranche B-1, 3.177%, 10/24/14	$5,450	$5,306
Tranche B-3, 3.177%, 10/26/17	3,059	2,801
Blue Coat Systems, Inc. First Lien, 7.500%, 2/15/18	4,770	4,812
CCC Information Services 5.750%, 11/11/15	406	407
CDW LLC (CDW Corp.) Extended, 4.000%, 7/15/17	6,784	6,705
Commscope, Inc. Tranche 1, 4.250%, 1/14/18	1,694	1,704
DynCorp International LLC 6.250%, 7/7/16	6,426	6,460
Edwards (Cayman Islands II) Ltd. First Lien, 5.500%, 5/31/16	3,001	3,026
First Data Corp.
5.217%, 3/24/17	6,045	5,976
Tranche B 5.217%, 3/24/17	7,935	7,811
Freescale Semiconductor, Inc.
Tranche B-1, 4.481%, 12/1/16	7,246	7,095
Tranche B-2, 4.481%, 2/28/19	5,502	5,526
Infor, Inc. (U.S.) (Lawson Software, Inc.) Tranche B 0.000%, 4/5/18	13,277	13,347
Interactive Data Corp. Tranche B, 4.500%, 2/11/18	5,279	5,319
MedAssets, Inc. 5.250%, 11/16/16	953	960
Mood Media Corp. First Lien 7.750%, 5/6/18	4,577	4,575

See Notes to Financial Statements

33

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Information Technology (continued)
Novell, Inc. (Attachmate Corp.) First Lien, 7.250%, 11/22/17	$10,176	$10,281
NuSil Technology LLC 5.250%, 4/7/17	1,061	1,063
Scitor Corp. 5.000%, 2/15/17	742	736
Sophia LP (DataTel, Inc.) 0.000%, 7/19/18	6,696	6,786
Spansion LLC 4.750%, 2/9/15	3,229	3,258
SRA International, Inc. 6.500%, 7/20/18	6,905	6,848
SSI Investments II Ltd. (Skillsoft) 0.000%, 5/26/17	3,367	3,407
Wall Street Systems Holdings, Inc. First Lien, 0.000%, 6/20/17	1,480	1,478
Zayo Group LLC (Zayo Capital, Inc.) 7.125%, 7/2/19	6,899	6,979

		122,666

Materials—0.7%
Avantor Performance Materials Holdings, Inc. 5.000%, 6/24/17	2,328	2,333
AZ Chem US, Inc. 7.250%, 12/22/17	4,210	4,304
Berry Plastics Holding Corp. Tranche C, 2.216%, 4/3/15	2,056	2,048
CPG International I, Inc. 0.000%, 9/21/19	2,664	2,673
General Chemical Corp. Tranche B, 5.750%, 10/6/15	5,016	5,027

	PAR VALUE	VALUE
Materials (continued)
Harko C.V.(OM Group, Inc.) Tranche B, 5.750%, 8/2/17	$3,772	$3,800
Huntsman International LLC Extended Tranche B, 2.795%, 4/19/17	8,065	8,082
Ineos US Finance LLC 6.500%, 5/4/18	8,970	9,077
JMC Steel Group, Inc. 4.750%, 4/1/17	630	635
Momentive Performance Tranche B-1B 3.750%, 5/5/15	1,990	1,932
Momentive Performance Materials (Blitz 06-103 GmbH) Tranche B-1B, 3.750%, 5/5/15	1,740	1,689
Momentive Specialty Chemicals, Inc. (Hexion Specialty Chemicals, Inc.)
Tranche C-1B, 4.000%, 5/5/15	1,275	1,259
Tranche C-2B, 4.000%, 5/5/15	543	537
Novelis, Inc. Tranche B, 4.000%, 3/10/17	2,383	2,388
Trinseo Materials Operating S.C.A. (Styron S.A.R.L) 8.000%, 8/2/17	2,139	2,056

		47,840

Telecommunication Services—0.8%
Calpine Corp. 0.000%, 9/27/19	6,750	6,716

See Notes to Financial Statements

34

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Telecommunication Services (continued)
Level 3 Financing, Inc.
Tranche A, 2.706%, 2/1/16	$1,433	$1,449
Tranche A, 2.706%, 9/1/18	5,645	5,660
2.706%, 8/1/19	9,850	9,850
Tranche A, 2.706%, 8/1/19	6,319	6,372
nTelos, Inc. Tranche B, 4.000%, 8/7/15	3,205	3,209
Presidio, Inc. 0.000%, 3/31/17	11,280	11,223
West Corp. Tnrache B-6, 5.750%, 6/30/18	6,437	6,530

		51,009

Utilities—0.1%
NRG Energy, Inc. 4.000%, 7/1/18	4,444	4,473
Texas Compeptitive Electric Holdings Co. LLC Extended, 4.938%, 10/10/17	5,925	4,091

		8,564
TOTAL LOAN AGREEMENTS (Identified Cost $847,450)		856,438

PREFERRED STOCK—0.2%
	SHARES
Financials—0.2%
Ally Financial, Inc. 144A 7.000%(4)	702	657
Banco Bilbao Vizcaya Argentaria S.A. International S.A. Unipersonal 5.919%(3)	5,835	4,405
Banco do Brasil S.A. 144A 8.500%(3)(4)	700	833

	SHARES	VALUE
PREFERRED STOCK (continued)
Financials (continued)
JPMorgan Chase & Co. 7.90%(3)	3,360	$3,816
TOTAL PREFERRED STOCK (Identified Cost $9,078)		9,711
COMMON STOCKS—0.0%
Financials—0.0%
CIT Group, Inc.(2)	26,344	1,038

Materials—0.0%
Catalyst Paper	131,825	112
TOTAL COMMON STOCKS (Identified Cost $1,925)		1,150
TOTAL LONG TERM INVESTMENTS—99.0%
(Identified Cost $6,112,145)		6,359,391
SHORT-TERM INVESTMENTS—2.0%
Money Market Mutual Funds—2.0%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	127,790,209	$127,790
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $127,790)		127,790
TOTAL INVESTMENTS—101.0% (Identified Cost $6,239,935)		6,487,181	(1)(12)
Other assets and liabilities, net—(1.0)%		(67,040)

NET ASSETS—100.0%		$6,420,141

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
GNMA	Government National Mortgage Association (“Ginnie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit

See Notes to Financial Statements

35

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 9 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at September 30, 2012.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2012, these securities amounted to a value of $1,742,468 or 27.1% of net assets.

(5)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(6)

This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(7)	No contractual maturity date
(8)	Interest payments may be deferred.
(9)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the disclosure table located after the Schedule of Investments.

(10)	Security in default.
(11)	Illiquid security.
(12)	A portion of the Fund’s assets have been segregated for delayed delivery settlements.

Foreign Currencies:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	74%
Brazil	2
Canada	2
Mexico	2
South Korea	2
Venezuela	2
Luxembourg	1
Other	15
Total	100%

†	% of total investments as of September 30, 2012

See Notes to Financial Statements

36

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (see Security Valuation Note 2A in the Notes to Financial Statements):

Investments in Securities:	Total Value at September 30, 2012	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$796,615	$—	$796,615	$—
Corporate Bonds and Notes	2,183,655	—	2,183,634	21
Foreign Government Securities	739,893	—	739,893	—
Loan Agreements	856,438	—	856,438	—
Mortgage-Backed Securities	1,679,900	—	1,679,900	—
Municipal Bonds	27,146	—	27,146	—
U.S. Government Securities	64,883	—	64,883	—
Equity Securities:
Common Stocks	1,150	1,038	—	112
Preferred Stock	9,711	—	9,711	—
Short-Term Investments	127,790	127,790	—	—

Total Investments	$6,487,181	$128,828	$6,358,220	$133

There were no transfers between Level 1 and Level 2 during the period.

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Total	Asset-Backed Securities	Corporate Bonds and Notes		Common Stocks
Investments in Securities
Balance as of September 30, 2011:	$2,603	$1,671	$0		$932
Accrued Discount/(Premium)	— (c)	— (c)	—		—
Realized Gain (Loss)	(416)	(319)	—		(97)
Change in Unrealized Appreciation (Depreciation)	437	337	—		100
Purchases	—	—	—		—
Sales(b)	(2,624)	(1,689)	—		(935)
Transfers Into Level 3(a)	133	—	21		112
Transfers From Level 3(a)	—	—	—		—

Balance as of September 30, 2012	$133	$—	$21	(d)	$112

(a)	“Transfers into and/or from” represent the ending value as of September 30, 2012, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount less than $500.
(d)	Includes internally fair valued security currently priced at $0.

See Notes to Financial Statements

37

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$6,487,181
Foreign currency at value(2)	18
Cash	15,728
Receivables
Investment securities sold	55,664
Fund shares sold	58,371
Dividends and interest receivable	58,390
Prepaid trustee retainer	44
Prepaid expenses	245

Total assets	6,675,641

Liabilities
Payables
Fund shares repurchased	13,874
Investment securities purchased	232,157
Dividend distributions	2,910
Investment advisory fees	2,431
Distribution and service fees	1,599
Administration fees	671
Transfer agent fees and expenses	1,350
Trustees’ fees and expenses	9
Professional fees	43
Other accrued expenses	456

Total liabilities	255,500

Net Assets	$6,420,141

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$6,227,809
Accumulated undistributed net investment income (loss)	(519)
Accumulated undistributed net realized gain (loss)	(54,519)
Net unrealized appreciation (depreciation) on investments	247,370

Net Assets	$6,420,141

Class A
Net asset value (net assets/shares outstanding) per share	$4.94
Maximum offering price per share NAV/(1–2.25%)	$5.05
Shares of beneficial interest outstanding, no par value, unlimited authorization	615,529,718
Net Assets	$3,038,093
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$4.91
Shares of beneficial interest outstanding, no par value, unlimited authorization	731,428
Net Assets	$3,590
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$4.99
Shares of beneficial interest outstanding, no par value, unlimited authorization	213,873,254
Net Assets	$1,067,276
Class T
Net asset value (net assets/shares outstanding) and offering price per share	$4.98
Shares of beneficial interest outstanding, no par value, unlimited authorization	141,441,843
Net Assets	$704,225
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$4.94
Shares of beneficial interest outstanding, no par value, unlimited authorization	325,230,252
Net Assets	$1,606,957

(1) Investment in securities at cost	$6,239,935

(2) Foreign currency at cost	$18

See Notes to Financial Statements

38

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2012

(Reported in thousands)

Investment Income
Interest	$279,913
Dividends	264
Foreign taxes withheld	(253)

Total investment income	279,924

Expenses
Investment advisory fees	25,176
Service fees, Class A	6,550
Distribution and service fees, Class B	33
Distribution and service fees, Class C	3,781
Distribution and service fees, Class T	6,111
Administration fees	6,915
Transfer agent fees and expenses	6,270
Custodian fees	165
Printing fees and expenses	314
Professional fees	78
Registration fees	517
Trustees’ fees and expenses	285
Miscellaneous expenses	531

Total expenses	56,726

Net investment income (loss)	223,198

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	44,260
Net realized gain (loss) on foreign currency transactions	(485)
Net change in unrealized appreciation (depreciation) on investments	251,401
Net change in unrealized appreciation (depreciation) on foreign currency translation	806

Net gain (loss) on investments	295,982

Net increase (decrease) in net assets resulting from operations	$519,180

See Notes to Financial Statements

39

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2012	Year Ended September 30, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$223,198	$175,401
Net realized gain (loss)	43,775	20,972
Net change in unrealized appreciation (depreciation)	252,207	(159,475)

Increase (decrease) in net assets resulting from operations	519,180	36,898

From Distributions to Shareholders
Net investment income, Class A	(117,018)	(103,854)
Net investment income, Class B	(178)	(333)
Net investment income, Class C	(31,198)	(24,202)
Net investment income, Class T	(22,443)	(18,103)
Net investment income, Class I	(59,595)	(33,009)

Decrease in net assets from distributions to shareholders	(230,432)	(179,501)

From Share Transactions
Sale of shares
Class A (243,732 and 269,573 shares, respectively)	1,174,129	1,303,664
Class B (55 and 203 shares, respectively)	263	976
Class C (124,342 and 67,718 shares, respectively)	608,471	331,242
Class T (45,372 and 45,400 shares, respectively)	220,411	221,546
Class I (211,432 and 155,201 shares, respectively)	1,017,729	753,960

Reinvestment of distributions
Class A (22,479 and 20,049 shares, respectively)	108,432	96,821
Class B (33 and 58 shares, respectively)	157	279
Class C (5,808 and 4,264 shares, respectively)	28,350	20,801
Class T (2,957 and 2,269 shares, respectively)	14,392	11,045
Class I (7,492 and 3,446 shares, respectively)	36,212	16,639

Shares repurchased
Class A (178,092 and 157,526 shares, respectively)	(852,783)	(760,866)
Class B (551 and 1,041 shares, respectively)	(2,626)	(5,011)
Class C (46,855 and 38,641 shares, respectively)	(227,897)	(188,410)
Class T (19,463 and 16,569 shares, respectively)	(94,472)	(80,701)
Class I (86,490 and 63,291 shares, respectively)	(416,145)	(303,317)

Increase (decrease) in net assets from share transactions	1,614,623	1,418,668

Net increase (decrease) in net assets	1,903,371	1,276,065

Net Assets
Beginning of fiscal year	4,516,770	3,240,705

End of fiscal year	$6,420,141	$4,516,770

Accumulated undistributed net investment income (loss) at end of fiscal year	$(519)	$4,566

See Notes to Financial Statements

40

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End Period	Total Return(1)		Net Assets, End of Period (000's)	Ratio of Expenses to Average Net Assets(6)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
Class A
10/1/11 to 9/30/12	$4.67	0.21	0.27	0.48	(0.21)	(0.21)	0.27	$4.94	10.58%		$3,038,093	1.01%	4.31%	52%
10/1/10 to 9/30/11	4.80	0.22	(0.12)	0.10	(0.23)	(0.23)	(0.13)	4.67	2.02		2,463,360	1.05	4.59	35
10/1/09 to 9/30/10	4.54	0.25	0.26	0.51	(0.25)	(0.25)	0.26	4.80	11.65		1,897,491	1.07	5.31	49
10/1/08 to 9/30/09	4.21	0.24	0.35	0.59	(0.26)	(0.26)	0.33	4.54	14.91		1,433,927	1.12	5.93	88
10/1/07 to 9/30/08	4.70	0.25	(0.48)	(0.23)	(0.26)	(0.26)	(0.49)	4.21	(5.07)		1,377,371	1.08	5.54	83
Class B
10/1/11 to 9/30/12	$4.65	0.18	0.27	0.45	(0.19)	(0.19)	0.26	$4.91	9.87%		$3,590	1.51%	3.86%	52%
10/1/10 to 9/30/11	4.78	0.20	(0.12)	0.08	(0.21)	(0.21)	(0.13)	4.65	1.53		5,550	1.55	4.10	35
10/1/09 to 9/30/10	4.52	0.23	0.26	0.49	(0.23)	(0.23)	0.26	4.78	11.16		9,435	1.56	4.86	49
10/1/08 to 9/30/09	4.19	0.22	0.35	0.57	(0.24)	(0.24)	0.33	4.52	14.41		12,753	1.62	5.47	88
10/1/07 to 9/30/08	4.68	0.23	(0.48)	(0.25)	(0.24)	(0.24)	(0.49)	4.19	(5.57)		15,919	1.57	5.03	83
Class C
10/1/11 to 9/30/12	$4.72	0.20	0.27	0.47	(0.20)	(0.20)	0.27	$4.99	10.19%		$1,067,276	1.27%	4.04%	52%
10/1/10 to 9/30/11	4.85	0.21	(0.12)	0.09	(0.22)	(0.22)	(0.13)	4.72	1.75		616,170	1.30	4.33	35
10/1/09 to 9/30/10	4.58	0.24	0.27	0.51	(0.24)	(0.24)	0.27	4.85	11.49		471,332	1.32	5.04	49
10/1/08 to 9/30/09	4.24	0.23	0.36	0.59	(0.25)	(0.25)	0.34	4.58	14.75		241,339	1.36	5.63	88
10/1/07 to 9/30/08	4.73	0.24	(0.48)	(0.24)	(0.25)	(0.25)	(0.49)	4.24	(5.28)		161,770	1.33	5.28	83
Class T
10/1/11 to 9/30/12	$4.71	0.17	0.28	0.45	(0.18)	(0.18)	0.27	$4.98	9.67%		$704,225	1.76%	3.56%	52%
10/1/10 to 9/30/11	4.84	0.19	(0.13)	0.06	(0.19)	(0.19)	(0.13)	4.71	1.24		530,162	1.80	3.84	35
10/1/09 to 9/30/10	4.57	0.21	0.28	0.49	(0.22)	(0.22)	0.27	4.84	10.96		394,183	1.82	4.54	49
10/1/08 to 9/30/09	4.23	0.21	0.36	0.57	(0.23)	(0.23)	0.34	4.57	14.21		219,501	1.86	5.11	88
10/1/07 to 9/30/08	4.72	0.22	(0.48)	(0.26)	(0.23)	(0.23)	(0.49)	4.23	(5.78)		141,131	1.83	4.79	83
Class I
10/1/11 to 9/30/12	$4.68	0.22	0.27	0.49	(0.23)	(0.23)	0.26	$4.94	10.62%		$1,606,957	0.77%	4.55%	52%
10/1/10 to 9/30/11	4.81	0.23	(0.12)	0.11	(0.24)	(0.24)	(0.13)	4.68	2.28		901,528	0.80	4.83	35
10/1/09 to 9/30/10	4.54	0.26	0.28	0.54	(0.27)	(0.27)	0.27	4.81	12.16		468,264	0.83	5.51	49
10/1/08 to 9/30/09	4.21	0.28	0.32	0.60	(0.27)	(0.27)	0.33	4.54	15.20		20,553	1.03	6.47	88
6/6/08(5) to 9/30/08	4.53	0.08	(0.31)	(0.23)	(0.09)	(0.09)	(0.32)	4.21	(5.11	)(4)	95	0.89 (3)	5.85 (3)	83 (4)

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Inception date.
(6)	The Fund may invest in other funds and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

41

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 27 funds are offered for sale, of which the Virtus Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page.

The Fund offers Class A shares, Class C shares, Class T shares and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 2.25%. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC which declines from 2% to zero depending on the period of time the shares are held. Class C shares are sold without a sales charge. Class T shares of the Fund are sold with a 1% contingent deferred sales charge, applicable, if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

42

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

A.	Security Valuation

Security Valuation procedures for the Fund which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analyses, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Trust. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix

43

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

44

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income distributions are recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a fund bears directly, the shareholders of a fund indirectly bear the fund’s pro-rata expenses of any underlying mutual funds in which the fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

45

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

H.	Loan Agreements

The Fund may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower.

The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

Currently, the Fund only holds assignment loans.

I.	Credit-linked Notes

The Fund may invest in credit-linked notes, which are usually issued by a special purpose vehicle that is selling credit protection through a credit default swap. The performance of the notes is linked to the performance of the underlying reference obligation. The special purpose vehicle invests the proceeds from the notes to cover its contingent obligation. Credit-linked notes may also have risks with default by the referenced obligation, currency and/or interest rates.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.55% of the first $1 billion; 0.50% of $1 billion to $2 billion; 0.45% of $2+ billion.

B.	Subadviser

The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the Subadviser to the Fund.

C.	Expense Limitations

The Adviser has agreed to voluntarily limit the Fund’s total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and

46

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

expenses, if any) so that such expenses do not exceed, on an annualized basis the following percentages of the Fund’s average net asset values: 1.10% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares, 1.85% for Class T shares and 0.85% for Class I shares. The Adviser may discontinue these voluntary expense caps at any time. The Fund is currently below its expense cap.

D.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares and has advised the Fund for the fiscal year (the “period”) ended September 30, 2012, it retained net commissions of $144 Class A shares and deferred sales charges of $52, $3, $4 and $108 for Class A shares, Class B shares, Class C shares and Class T shares, respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under Board-approved 12b-1 and shareholder service plans as a percentage of the daily average net assets of each respective class, at the annual rate of 0.25% for Class A shares, 0.75% for Class B shares, 0.50% for Class C shares, and 1.00% for Class T shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative net asset values per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

VP Distributors also serves as the Trust’s Administrator. For the period ended September 30, 2012, the Fund incurred administration fees from the Trust totaling $5,183 which are included in the Statement of Operations.

VP Distributors also serves as the Trust’s Transfer Agent. For the period ended September 30, 2012, the Fund incurred transfer agent fees from the Trust totaling $6,053 which are included in the Statement of Operations. A portion of these fees is paid to outside entities that also provide services to the Trust.

F.	Affiliated Shareholders

At September 30, 2012, Virtus and its affiliates, BMO Bankcorp (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following.

	Shares	Aggregate Net Asset Value
Class C Shares	4,234	$21
Class I Shares	377,553	1,865

47

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note 4. Purchases and Sales of Securities

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities, and short-term securities) during the fiscal year ended September 30, 2012, were as follows:

Purchases	Sales
$3,969,642	$2,476,286

Purchases and sales of long-term U.S. Government and agency securities for the Fund during the period ended September 30, 2012, were as follows:

Purchases	Sales
$335,756	$252,900

Note 5. 10% Shareholders

As of September 30, 2012, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
22%	1

The shareholder is not affiliated with Virtus.

Note 6. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 7. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or

48

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments where applicable.

Restricted securities are illiquid securities, as defined above not registered under the Securities Act of 1933 (the “1933 Act”), as amended. Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2012, the Fund did not hold any illiquid and restricted securities.

Note 8. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,241,194	$271,823	$(25,836)	$245,987

The Fund has capital loss carryovers available which may be used to offset future realized capital gains, through the indicated expiration dates shown below:

2018	Total
$53,778	$53,778

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $44,823 in losses deferred in prior years against current year capital gains.

49

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2012, the Fund deferred capital losses of $0 and recognized post-October capital losses of $0.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 10. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2012, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,525)	$2,149	$1,376

Note 11. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 12. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Multi-Sector Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Multi-Sector Short Term Bond Fund, (the “Fund”), a series of Virtus Opportunities Trust, at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 21, 2012

51

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2012 (Unaudited)

For the fiscal year ended September 30, 2012, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$—

52

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 47 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 62 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Fixed Income Fund; Trustee (since 2011), Virtus Total Return Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 51 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 47 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

53

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 49 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

54

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

55

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services1-800-243-1574

Adviser Consulting Group1-800-243-4361

Telephone Orders1-800-367-5877

Text Telephone1-800-243-1926

Web siteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574

or Virtus.com

8010	11-12

P.O. Box 9874

Providence, RI 02940 -8074

Annual

Report

Virtus Real Estate Securities Fund

TRUST NAME: VIRTUS OPPORTUNITIES TRUST	September 30, 2012

No Bank Guarantee

Not FDIC Insured

May lose Value

Virtus Real Estate Securities Fund

(“Real Estate Securities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended
June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at
http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Virtus Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, only to rebound strongly in the third quarter and end the 12-month period in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended September 30, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 30.20 percent, far surpassing international equities, which rose 20.98 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose

5.16 percent for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, at just 1.64 percent at the end of September.

As we enter the final quarter of 2012, the economic strength of the United States, Europe, and China remains tenuous. The onus is on U.S. government to avoid the dangers of the “fiscal cliff” and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank
you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2012

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS REAL ESTATE SECURITIES FUND

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2012 to September 30, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Virtus Real Estate Securities Fund (the “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class B and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares are sold without a sales charge and do not incur distribution and service fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the
Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return.The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower depending on the amount of your investment and timing of any purchases or redemptions.

2

VIRTUS REAL ESTATE SECURITIES FUND

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2012 to September 30, 2012

Expense Table

  Beginning Account
Value April 1, 2012

Ending Account Value September 30, 2012

Annualized Expense Ratio

Expenses Paid During Period*

Actual

Class A

$
1,000.00

$
1,028.00

1.40
%

$
7.10

Class B

1,000.00

1,023.80

2.15

10.88

Class C

1,000.00

1,024.20

2.15

10.88

Class I

1,000.00

1,029.00

1.15

5.83

Hypothetical (5% return before expenses)

Class A

1,000.00

1,017.91

1.40

7.09

Class B

1,000.00

1,014.12

2.15

10.88

Class C

1,000.00

1,014.12

2.15

10.88

Class I

1,000.00

1,019.18

1.15

5.82

*
Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses were included, the expenses would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

3

VIRTUS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB
comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Federal
Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable.

Governed by a seven-member board, the system includes 12 regional Federal
Reserve Banks, 25 branches and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested.

MSCI All Country World Index (net)

The
MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P
500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

4

Real Estate Securities Fund

  Ticker Symbols:   Class A:
PHRAX   Class B: PHRBX   Class C:
PHRCX Class I: PHRIX

¢

  The Fund is non-diversified and has an investment objective of capital appreciation and income with approximately equal emphasis.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 32.49%, Class B shares returned 31.49%, Class C shares returned 31.48% and Class I shares returned 32.80%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the FTSE NAREIT
Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 32.61%.

All
performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

The global economic and market landscape during the year ended September 30, 2012 remained quite challenging, as many of the macro themes which drove the market lower during the third quarter of 2011, namely the European sovereign debt crisis and slowing global economic growth, resurfaced late in the first quarter of 2012 and continued into the second quarter, causing market volatility to increase and equities markets to reverse some of their early 2012 gains. With government elections in Greece and France causing renewed uncertainties about the viability of the Euro currency and a further deterioration in Spain’s financial sector adding additional pressure, European sovereign bond spreads in countries such as Italy and Spain reversed all of the positive momentum that occurred after the execution of the two long-term refinancing operation (LTRO) programs by the
European Central Bank (“ECB”).

¢

Alongside the increased market volatility stemming from the renewed flare-up of the European financial crisis, global economic growth began to stall again during the second quarter of 2012, repeating a pattern from 2011 with which market participants are all too familiar. While global economic growth remains in positive territory for many of the large developed and emerging market economies, the repeat of the sequential deceleration trend caused investors to move away from risk-oriented assets during the Spring of 2012 and increased market participants’ expectations for further European Central Bank easing. In this regard Chinese economic growth remained an area of intense focus as market participants continued to try to determine if the slow-down in growth was consistent with a soft or hard landing and to attempt to gauge the potential policy response out of Beijing, which has been fairly muted this time relative to the 2008 financial crisis.

¢

The latest rounds of quantitative easing by the U.S. Federal Reserve Bank and the Bank of Japan, alongside the increased commitment by the ECB to conditionally intervene in European sovereign bond markets, arrived late in the third quarter of 2012. This drove a more positive market outcome during the quarter, and a quieter summer, than was experienced one year ago. However, as many of the central banks themselves have pointed out, they have essentially exhausted the monetary tools at their disposal and it is now really up to the leaders of governments and their fiscal policy making bodies to paint the way forward.

What factors affected the Fund’s performance during its fiscal year?

¢

Despite the on-going tough macro headwinds, an environment of slow but positive economic growth, aligned with a falling cost of capital, is an environment in which high-quality global real estate companies can perform well. In this type of environment, real estate space demand is picking up enough to drive increases in

For information regarding the indexes and certain investment terms, see the Key Investment
Terms on page 4.

5

Real Estate Securities Fund (Continued)

cash flow through higher property occupancies and in some property sectors and markets, higher rents, but is not robust enough to justify material amounts of new construction for which financing also remains limited. On a regional basis, these positive dynamics were more clearly evident in Asia-Pacific ex Japan and North America over the last year and, not surprisingly, the European markets were the most challenged. On a country level, Hong
Kong and Singapore were the top performers, while Spain and Israel were the top laggards. Within the U.S., the Industrial and Regional Mall property sectors demonstrated the best total returns over the last twelve months and Manufactured Homes and
Apartments were the laggards.

¢

For the period ended September 30, 2012, the Fund performed relatively in line with its style-specific benchmark on a net of fee basis. Overall from a performance attribution perspective, property sector allocation and security selection contributed positively to performance; however, security selection was the primary driver of the Fund’s relative performance.

¢

The most significant individual positive contributor to relative performance during the fiscal year was allocation to and stock selection with the Self
Storage property sector. Specifically, the Fund’s overweight exposure to a mid-cap self storage REIT was the primary driver of this positive security selection.

¢

The most significant detractor from relative performance during the fiscal year was the Fund’s overweight allocation to the Apartment property sector given this property sector’s subpar return over the reporting period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. The fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Asset Allocations

  The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2012.

Regional Malls

22
%

Apartments

18

Office

14

Health Care

11

Self Storage

11

Shopping Centers

8

Industrials

5

Other (includes short-term investments)

11

Total

100
%

6

Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12

1 Year

5 Years

10 Years

Since Inception

Inception Date

Class A Shares at NAV [2]

32.49
%

2.37
%

11.99
%

—

—

Class A Shares at POP [3,4]

24.87

1.17

11.33

—

—

Class B Shares at NAV [2]

31.49

1.59

11.14

—

—

Class B Shares with CDSC [4]

27.49

1.59

11.14

—

—

Class C Shares at NAV [2] and with
CDSC[4]

31.48

1.60

—

10.15
%

7/25/03

Class I Shares at NAV

32.80

2.63

—

1.47

12/29/06

S&P 500®
Index

30.20

1.05

8.01

—[5]

—

FTSE NAREIT Equity REITs Index

32.61

2.11

11.39

—[6]

—

Fund Expense Ratios7: A
Shares: 1.46%, B Shares: 2.21%, C Shares: 2.21%, I Shares: 1.21%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]
  Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

[2]
“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3]
“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4]

CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five year period. CDSC charges for certain redemptions of Class A shares and all redemptions of Class C shares are 1% within the first year and 0% thereafter.

[5]
  The index returned is 6.21% for Class C shares and 2.46% for Class I shares since the inception date of the respective share class.

[6]
  The index returned is 10.22% for Class C shares and 1.21% for Class I shares since the inception date of the respective share class.

[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, and as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002, for Class A and Class B shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

7

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

SHARES

VALUE

COMMON STOCKS—99.2%

REAL ESTATE INVESTMENT TRUSTS—99.2%

DIVERSIFIED—4.2%

Digital Realty Trust, Inc.

274,803

$
19,195

Vornado Realty Trust

434,047

35,180

54,375

HEALTH CARE—11.4%

HCP, Inc.

697,871

31,041

Health Care REIT, Inc.

816,305

47,142

Ventas, Inc.

1,093,281

68,057

146,240

INDUSTRIAL/OFFICE—19.6%

Industrial—5.1%

DCT Industrial Trust, Inc.

2,678,196

17,328

Prologis, Inc.

1,357,425

47,550

64,878

Mixed—0.8%

Duke Realty Corp.

682,391

10,031

Office—13.7%

Alexandria Real Estate Equities, Inc.

119,375

8,777

BioMed Realty Trust, Inc.

1,451,835

27,178

Boston Properties, Inc.

581,183

64,285

Kilroy Realty Corp.

1,018,756

45,620

SL Green Realty Corp.

373,291

29,889

175,749

250,658

LODGING/RESORTS—4.3%

Host Hotels & Resorts, Inc.

1,939,452

31,128

LaSalle Hotel Properties

895,674

23,906

55,034

RESIDENTIAL—20.1%

Apartments—18.0%

American Campus Communities, Inc.

145,000

6,363

AvalonBay Communities, Inc.

423,356

57,572

BRE Properties, Inc.

231,320

10,847

Camden Property Trust

555,200

35,805

SHARES

VALUE

Apartments (continued)

Campus Crest Communities, Inc.

25,745

$
278

Equity Residential

1,148,165

66,054

Essex Property Trust, Inc.

249,241

36,947

UDR, Inc.

663,305

16,463

230,329

Manufactured Homes—2.1%

Equity Lifestyle Properties, Inc.

386,964

26,360

256,689

RETAIL—29.7%

Regional Malls—21.8%

General Growth Properties, Inc.

1,774,775

34,572

Macerich Co. (The)

667,775

38,217

Simon Property Group, Inc.

1,055,791

160,280

Taubman Centers, Inc.

605,680

46,474

279,543

Shopping Centers—7.9%

DDR Corp.

1,470,026

22,579

Kimco Realty Corp.

1,130,275

22,911

Regency Centers Corp.

96,183

4,687

Tanger Factory Outlet Centers

795,900

25,731

Weingarten Realty Investors

896,500

25,201

101,109

380,652

SELF STORAGE—9.9%

CubeSmart

256,655

3,303

Extra Space Storage, Inc.

1,546,502

51,421

Public Storage

515,851

71,792

126,516

TOTAL COMMON STOCKS (Identified Cost $762,583)

1,270,164

TOTAL LONG TERM INVESTMENTS—99.2%

(Identified cost $762,583)

1,270,164

See Notes to
Financial Statements

8

VIRTUS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

SHARES

VALUE

SHORT-TERM INVESTMENTS—1.6%

Money Market Mutual Funds—1.6%

  BlackRock Liquidity Funds TempFund Portfolio – Institutional Shares
(seven-day effective yield 0.140%)

20,597,472

$
20,597

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $20,597)

20,597

TOTAL INVESTMENTS—100.8% (Identified Cost $783,180)

1,290,761
(1)

Other assets and liabilities, net—(0.8)%

$
(10,760
)

NET ASSETS—100.0%

$
1,280,001

Abbreviation:

REIT
Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)
  Federal Income Tax Information: For tax information at September 30, 2012, see Note 7 Federal Income Tax Information in the Notes to Financial
Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of
September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

Total Value at September 30, 2012

Level 1 – Quoted Prices

Equity Securities:

Common Stocks

$
1,270,164

$
1,270,164

Short-Term Investments

20,597

20,597

Total Investments

$
1,290,761

$
1,290,761

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

9

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

Assets

Investment in securities at value(1)

$
1,290,761

Receivables

Investment securities sold

1,293

Fund shares sold

4,542

Dividends and interest receivable

3,243

Prepaid trustee retainer

10

Prepaid expenses

68

Total assets

1,299,917

Liabilities

Payables

Fund shares repurchased

4,671

Investment securities purchased

13,494

Investment advisory fees

797

Distribution and service fees

223

Administration fees

141

Transfer agent fees and expenses

489

Trustees’ fees and expenses

2

Professional fees

30

Other accrued expenses

69

Total liabilities

19,916

Net Assets

$
1,280,001

Net Assets Consist of:

Capital paid in on shares of beneficial interest

$
836,050

Accumulated undistributed net realized gain (loss)

(63,630
)

Net unrealized appreciation (depreciation) on investments

507,581

Net Assets

$
1,280,001

Class A

Net asset value (net assets/shares outstanding) per share

$
34.19

Maximum offering price per share NAV/(1-5.75%)

$
36.28

Shares of beneficial interest outstanding, no par value, unlimited authorization

23,106,997

Net Assets

$
789,925

Class B

Net asset value (net assets/shares outstanding) and offering price per share

$
33.72

Shares of beneficial interest outstanding, no par value, unlimited authorization

200,495

Net Assets

$
6,761

Class C

Net asset value (net assets/shares outstanding) and offering price per share

$
34.14

Shares of beneficial interest outstanding, no par value, unlimited authorization

1,785,128

Net Assets

$
60,941

Class I

Net asset value (net assets/shares outstanding) and offering price per share

$
34.16

Shares of beneficial interest outstanding, no par value, unlimited authorization

12,364,384

Net Assets

$
422,374

(1) Investment in securities at cost

$
783,180

See Notes to Financial Statements

10

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

Investment Income

Dividends

$
25,031

Total investment income

25,031

Expenses

Investment advisory fees

8,916

Service fees, Class A

1,839

Distribution and service fees, Class B

86

Distribution and service fees, Class C

549

Administration fees

1,580

Transfer agent fees and expenses

2,966

Custodian fees

21

Printing fees and expenses

145

Professional fees

40

Registration fees

114

Trustees’ fees and expenses

66

Miscellaneous expenses

80

Total expenses

16,402

Net investment income (loss)

8,629

Net Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) on investments

36,859

Net change in unrealized appreciation (depreciation) on investments

266,599

Net gain (loss) on investments

303,458

Net increase (decrease) in net assets resulting from operations

$
312,087

See Notes to Financial Statements

11

VIRTUS REAL ESTATE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

(Reported in thousands)

Year Ended September 30, 2012

Year Ended September 30, 2011

INCREASE/(DECREASE) IN NET ASSETS

From Operations

Net investment income (loss)

$
8,629

$
4,639

Net realized gain (loss)

36,859

86,780

Net change in unrealized appreciation (depreciation)

266,599

(86,995
)

Increase (decrease) in net assets resulting from operations

312,087

4,424

From Distributions to Shareholders

Net investment income, Class A

(7,015
)

(6,346
)

Net investment income, Class B

(17
)

(36
)

Net investment income, Class C

(122
)

(116
)

Net investment income, Class I

(4,844
)

(4,332
)

Decrease in net assets from distributions to shareholders

(11,998
)

(10,830
)

From Share Transactions

Sale of shares

Class A (9,636 and 9,066 shares, respectively)

314,117

262,684

Class B (1 and 3 shares, respectively)

42

73

Class C (335 and 337 shares, respectively)

11,063

9,724

Class I (4,347 and 3,803 shares, respectively)

142,058

110,554

Reinvestment of distributions

Class A (198 and 203 shares, respectively)

6,493

5,688

  Class B (—(1) and 1 shares,
respectively)

14

29

Class C (3 and 3 shares, respectively)

102

92

Class I (128 and 134 shares, respectively)

4,194

3,757

Shares repurchased

Class A (9,953 and 8,140 shares, respectively)

(319,749
)

(234,816
)

Class B (169 and 280 shares, respectively)

(5,317
)

(8,006
)

Class C (277 and 409 shares, respectively)

(8,823
)

(11,766
)

Class I (4,406 and 3,402 shares, respectively)

(143,728
)

(98,978
)

Increase (decrease) in net assets from share transactions

466

39,035

Net increase (decrease) in net assets

300,555

32,629

Net Assets

Beginning of period

979,446

946,817

End of period

$
1,280,001

$
979,446

Accumulated undistributed net investment income (loss) at end of the fiscal year

$
—

$
—

(1)
Amount less than 500.

See Notes to Financial Statements

12

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH
PERIOD

Net Asset Value, Beginning of Period

Net Investment Income (Loss)(2)

Net Realized and Unrealized Gain (Loss)

Total from Investment Operations

Dividends from Net Investment Income

Distributions from Net Realized Gains

Total Distributions

Change in Net Asset Value

Net Asset Value, End of Period

Total Return(1)

Net Assets, End of Period (000’s)

Ratio of Net Expenses to Average Net Assets(4)

Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(4)

Ratio of Net Investment Income (Loss) to Average Net Assets

Portfolio Turnover Rate

Class A

  10/1/11 to
9/30/12

$
26.05

0.21

8.24

8.45

(0.31
)

(0.31
)

8.14

$
34.19

32.49
%

$
789,925

1.41
%

1.41
%

0.67
%

24
%

  10/1/10 to
9/30/11

26.10

0.11

0.12

0.23

(0.28
)

—

(0.28
)

(0.05
)

26.05

0.82

605,073

1.46

1.46

0.39

36

  10/1/09 to
9/30/10

20.21

0.32

5.90

6.22

(0.33
)

—

(0.33
)

5.89

26.10

30.93

576,760

1.48

1.48

1.39

35

  10/1/08 to
9/30/09

29.19

0.47

(8.99
)

(8.52
)

(0.46
)

—

(0.46
)

(8.98
)

20.21

(28.61
)

552,518

1.59

1.59

2.88

48

  10/1/07 to
9/30/08

34.10

0.45

(3.88
)

(3.43
)

(0.47
)

(1.01
)

(1.48
)

(4.91
)

29.19

(9.94
)

862,062

1.37
(3)

1.45

1.51

32

Class B

  10/1/11 to
9/30/12

$
25.71

0.02

8.06

8.08

(0.07
)

(0.07
)

8.01

$
33.72

31.49
%

$
6,761

2.16
%

2.16
%

0.07
%

24
%

  10/1/10 to
9/30/11

25.76

(0.01
)

0.03

0.02

(0.07
)

—

(0.07
)

(0.05
)

25.71

0.03

9,461

2.21

2.21

(0.05
)

36

  10/1/09 to
9/30/10

19.95

0.16

5.81

5.97

(0.16
)

—

(0.16
)

5.81

25.76

30.01

16,595

2.23

2.23

0.70

35

  10/1/08 to
9/30/09

28.85

0.35

(8.91
)

(8.56
)

(0.34
)

—

(0.34
)

(8.90
)

19.95

(29.20
)

17,648

2.34

2.34

2.16

48

  10/1/07 to
9/30/08

33.72

0.22

(3.83
)

(3.61
)

(0.25
)

(1.01
)

(1.26
)

(4.87
)

28.85

(10.65
)

35,376

2.12
(3)

2.20

0.76

32

See Notes to Financial Statements

13

VIRTUS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(4)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
10/1/11 to 9/30/12	$26.02	(0.03)	8.22	8.19	(0.07)		(0.07)	8.12	$34.14	31.48%	$60,941	2.16%		2.16%	(0.10)%	24%
10/1/10 to 9/30/11	26.06	(0.09)	0.12	0.03	(0.07)	—	(0.07)	(0.04)	26.02	0.08	44,853	2.21		2.21	(0.30)	36
10/1/09 to 9/30/10	20.19	0.15	5.88	6.03	(0.16)	—	(0.16)	5.87	26.06	29.95	46,722	2.23		2.23	0.65	35
10/1/08 to 9/30/09	29.17	0.35	(8.99)	(8.64)	(0.34)	—	(0.34)	(8.98)	20.19	(29.17)	41,818	2.34		2.34	2.12	48
10/1/07 to 9/30/08	34.07	0.23	(3.88)	(3.65)	(0.24)	(1.01)	(1.25)	(4.90)	29.17	(10.63)	71,278	2.12	(3)	2.20	0.76	32
Class I
10/1/11 to 9/30/12	$26.03	0.30	8.22	8.52	(0.39)		(0.39)	8.13	$34.16	32.80%	$422,374	1.16%		1.16%	0.93%	24%
10/1/10 to 9/30/11	26.08	0.19	0.12	0.31	(0.36)	—	(0.36)	(0.05)	26.03	1.08	320,059	1.21		1.21	0.65	36
10/1/09 to 9/30/10	20.19	0.38	5.90	6.28	(0.39)	—	(0.39)	5.89	26.08	31.27	306,740	1.23		1.23	1.63	35
10/1/08 to 9/30/09	29.17	0.49	(8.97)	(8.48)	(0.50)	—	(0.50)	(8.98)	20.19	(28.45)	206,474	1.32		1.32	3.00	48
10/1/07 to 9/30/08	34.08	0.62	(3.98)	(3.36)	(0.54)	(1.01)	(1.55)	(4.91)	29.17	(9.71)	106,159	1.12	(3)	1.20	2.11	32

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Blended net expense ratio.
(4)	The Fund may invest in other funds, and the annualized expense ratios do not reflect fees and expenses associated with the underlying funds.

See Notes to Financial Statements

14

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 27 funds are offered for sale, of which the Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page.

The Fund offers Class A shares, Class C shares and Class I shares for sale. Class B shares are no longer available for purchase by new or existing shareholders, except by existing shareholders through Qualifying Transactions. (For information regarding Qualifying Transactions, refer to the Trust’s prospectus.)

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder service plan and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of the Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

15

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

A.	Security Valuation

Security Valuation procedures for the Fund which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis which have been approved by the Board. All internally fair valued securities are approved by a valuation committee (“Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Trust. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are reviewed by the Board at least quarterly.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the valuation committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (generally 4 p.m. Eastern time, the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do

16

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income is recorded using management’s estimate of the income included in distributions received from the REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions which would require recognition in the financial statements. As of September 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

17

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

In addition to the net operating expenses that a Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of the Fund: 0.75% of 1st $1 billion; 0.70% $1+ billion through $2 billion and 0.65% $2+ billion.

B.	Subadviser

The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Duff & Phelps Investment Management Co. (the “Subadviser”), an indirect wholly-owned subsidiary of Virtus, is the Subadviser to the Fund.

C.	Distributor

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares and has advised the Fund that for the fiscal year (the “period”) ended September 30, 2012, it retained net commissions of $68 for Class A shares and deferred sales charges of $1, $3 and $5 for Class A shares, Class B shares and Class C shares respectively.

In addition, the Fund pays VP Distributors distribution and/or service fees under Board-approved 12b-1 and shareholder services plans, as a percentage of the daily net assets of each respective class at the annual rates as follows: 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

18

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

D.	Administrator and Transfer Agent

VP Distributors also serves as the Trust’s Administrator. For the period ended September 30, 2012, the Fund incurred administration fees from the Trust totaling $1,184 which are included in the Statement of Operations.

VP Distributors also serves as the Fund’s Transfer Agent. For the period ended September 30, 2012, the Fund incurred transfer agent fees from the Trust totaling $2,810 which are included in the Statement of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

E.	Affiliated Shareholders

At September 30, 2012, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Class I shares	427,717	$14,611

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities for the Fund (excluding U.S. Government and agency securities and short-term securities) during the year ended September 30, 2012, were as follows:

Purchases	Sales
$287,461	$275,877

There were no purchases or sales of long-term U.S. Government or agency securities.

Note 5. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 6. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

19

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note 7. Federal Income Tax Information

($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$821,451	$469,822	$(512)	$469,310

The Fund has capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

2018	Total
$25,358	$25,358

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized $35,335 in losses deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2012, the Fund deferred capital loss of $0 and recognized post-October capital losses of $0.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

Note 8. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset

20

VIRTUS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

value of the Fund. As of September 30, 2012, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(3,370)	$3,369	$1

Note 9. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 10. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Virtus Real Estate Securities Fund (the “Fund”), a series of Virtus Opportunities Trust, at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 21, 2012

22

VIRTUS REAL ESTATE SECURITIES FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2012 (UNAUDITED)

For the fiscal year ended September 30, 2012, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below, or if subsequently different, as long-term capital gains dividends (“LTCG”) ($ reported in thousands).

QDI	DRD	LTCG
0%	0%	$0

23

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust as of September 30, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for Trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 47 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 62 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Fixed Income Fund; Trustee (since 2011), Virtus Total Return Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 51 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 47 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

24

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 49 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

25

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

26

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLC

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web site Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus mutual funds, please call

your financial representative,

contact us at 1-800-243-1574

or Virtus.com

8009	11-12

P.O. Box 9874

Providence, RI 02940 -8074

Annual

Report

Virtus Allocator Premium AlphaSector™ Fund*

Virtus AlphaSector™ Rotation Fund

Virtus Dynamic AlphaSector™ Fund

Virtus Global Premium AlphaSector™ Fund

Virtus Premium AlphaSector™ Fund

Virtus Alternatives Diversifier Fund

*Prospectus	Supplement applicable to this Fund appears at the back of this Annual Report.

TRUST NAME: VIRTUS OPPORTUNITIES TRUST	September 30, 2012
No Bank Guarantee	Not FDIC Insured	May lose Value

Message to Shareholders			1
Disclosure of Fund Expenses			2
Key Investment Terms			5
Fund	Fund Summary	Schedule of Investments

Virtus Allocator Premium AlphaSector™ Fund (“Allocator Premium AlphaSector™ Fund”)	7	25
Virtus AlphaSector™ Rotation Fund (“AlphaSector™ Rotation Fund”)	10	26
Virtus Dynamic AlphaSector™ Fund (“Dynamic AlphaSector™ Fund”)	13	32
Virtus Global Premium AlphaSector™ Fund (“Global Premium AlphaSector™ Fund”)	16	33
Virtus Premium AlphaSector™ Fund (“Premium AlphaSector™ Fund”)	19	34
Virtus Alternatives Diversifier Fund (“Alternatives Diversifier Fund”)	22	42
Statement of Assets and Liabilities			44
Statement of Operations			46
Statement of Changes in Net Assets			48
Statement of Cash Flows			52
Financial Highlights			53
Notes to Financial Statements			59
Report of Independent Registered Public Accounting Firm			76
Tax Information Notice			77
Fund Management Tables			78

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees (“Trustees” or the “Board”) of the Trust. You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholders of Virtus Mutual Funds:

Investors were subject to the vagaries of the financial markets over the annual reporting period. Markets gained momentum throughout the first quarter of 2012, slid backwards in the second quarter, only to rebound strongly in the third quarter and end the 12-month period in positive territory.

An extended rally helped equity and fixed income markets produce respectable returns for the year ended September 30, 2012. U.S. equities, as measured by the S&P 500® Index, gained an impressive 30.20 percent, far surpassing international equities, which rose 20.98 percent, as represented by the MSCI All Country World Index (net). U.S. fixed income markets rose

5.16 percent for the year, as measured by the Barclays Capital U.S. Aggregate Bond Index. A consistent “flight to quality” among global investors kept demand high for the 10-year U.S. Treasury and its yield low, at just 1.64 percent at the end of September.

As we enter the final quarter of 2012, the economic strength of the United States, Europe, and China remains tenuous. The onus is on U.S. government to avoid the dangers of the “fiscal cliff” and on corporations to produce robust earnings, in particular strong revenue growth, which will play a pivotal role in determining future market direction.

Market uncertainty is a timely reminder of the importance of portfolio diversification. While diversification cannot guarantee a profit or prevent loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified.

Thank you for entrusting Virtus with your assets. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2012

Whenever you have questions about your account, or require additional information, please visit us on the Web at www.virtus.com or call our shareowner service group toll-free at 1-800-243-1574.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of April 1, 2012 to September 30, 2012

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares, and (2) ongoing costs, including investment advisory fees, distribution and service fees; and other expenses. Class I shares are sold without sales charges. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

2

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2012 to September 30, 2012

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Allocator Premium AlphaSector™ Fund
Actual
Class A	$1,000.00	$1,036.20	1.72%	$8.76
Class C	1,000.00	1,032.30	2.43	12.35
Class I	1,000.00	1,037.20	1.48	7.54

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.29	1.72	8.71
Class C	1,000.00	1,012.70	2.43	12.30
Class I	1,000.00	1,017.51	1.48	7.49
AlphaSector™ Rotation Fund
Actual
Class A	$1,000.00	$1,038.60	1.02%	$5.20
Class C	1,000.00	1,035.20	1.75	8.90
Class I	1,000.00	1,040.00	0.78	3.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.84	1.02	5.16
Class C	1,000.00	1,016.14	1.75	8.86
Class I	1,000.00	1,021.05	0.78	3.95
Dynamic AlphaSector™ Fund**
Actual
Class A	$1,000.00	$1,047.60	2.63%	$13.46
Class B	1,000.00	1,044.10	3.34	17.07
Class C	1,000.00	1,043.00	3.37	17.21
Class I	1,000.00	1,048.30	2.39	12.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,011.69	2.63	13.31
Class B	1,000.00	1,008.09	3.34	16.91
Class C	1,000.00	1,007.94	3.37	17.06
Class I	1,000.00	1,012.90	2.39	12.10
Global Premium AlphaSector™ Fund
Actual
Class A	$1,000.00	$1,030.30	1.75%	$8.88
Class C	1,000.00	1,026.40	2.50	12.67
Class I	1,000.00	1,031.40	1.50	7.62

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.14	1.75	8.86
Class C	1,000.00	1,012.34	2.50	12.66
Class I	1,000.00	1,017.41	1.50	7.59

3

VIRTUS OPPORTUNITIES TRUST

Disclosure of Fund Expenses (Unaudited) (Continued)

For the six-month period of April 1, 2012 to September 30, 2012

Expense Table
	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Annualized Expense Ratio	Expenses Paid During Period*
Premium AlphaSector™ Fund
Actual
Class A	$1,000.00	$1,032.00	1.64%	$8.33
Class C	1,000.00	1,028.70	2.38	12.07
Class I	1,000.00	1,034.00	1.39	7.07

Hypothetical (5% return before expenses)
Class A	1,000.00	1,016.70	1.64	8.30
Class C	1,000.00	1,012.95	2.38	12.05
Class I	1,000.00	1,017.96	1.39	7.04
Alternatives Diversifier Fund
Actual
Class A	$1,000.00	$1,027.80	0.45%	$2.28
Class C	1,000.00	1,023.40	1.20	6.07
Class I	1,000.00	1,028.70	0.20	1.01

Hypothetical (5% return before expenses)
Class A	1,000.00	1,022.72	0.45	2.28
Class C	1,000.00	1,018.92	1.20	6.08
Class I	1,000.00	1,023.99	0.20	1.01

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees, reimbursed expenses, dividends and interest on short sales, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period.

**	Dynamic AlphaSector Fund’s annualized expense ratios include dividends and interest on short sales.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

4

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

AlphaSector™ Rotation Fund Composite Index

The composite index allocation is 100% S&P 500® Index. Prior to September 29, 2009, the composite index consisted of 80% S&P 500® Index and 20% Barclays Capital U.S. Aggregate Bond Index.

Alternatives Diversifier Composite Index

The Alternatives Diversifier composite index consists of: Diversified Trends Index (15%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%), and Credit Suisse Leveraged Loan Index (10%). From 9/1/2008 to 3/1/2012 the composite consisted of HFRX Equity Market Neutral Index (20%), UBS Global Investors (Real Estate) Index (20%), Global Infrastructure, represented by the MSCI World Infrastructure Sector Capped Index (since 9/1/2008) (15%), S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (10%) and Credit Suisse Leveraged Loan Index (10%). Prior to 9/1/2008, the Global Infrastructure component was represented by a mix of MSCI US Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI World ex US Utilities Index (15%).

Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis.

Dow Jones Moderate Portfolio IndexSM

The Dow Jones Global Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The Index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Dynamic AlphaSector™ Linked Benchmark

The Dynamic AlphaSector™ Linked Benchmark consists of the S&P 500® Index, a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. Performance of the Dynamic AlphaSector™ Linked Benchmark prior to 2/6/2012 is that of the Citigroup 90-Day Treasury Bill Index. The index is unmanaged and not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 EU Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

5

KEY INVESTMENT TERMS (continued)

Fund of funds

A mutual fund that invests in the shares of other open-end mutual funds according to an established asset allocation model, resulting in a diversified portfolio of asset classes and investment strategies appropriate for pursuit of the overall investment objective.

iShares®

Represents shares of an open-end exchange-traded fund.

Long position (“long”)

Ownership of a security, giving the investor the right to transfer ownership to someone else, the right to receive income paid by the security, and the right to any profits or losses as the security’s value changes.

MSCI All Country World Index (Net)

The MSCI AC World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

MSCI EAFE® Index

The MSCI EAFE® (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that measures equity market performance of developed markets, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested.

MSCI WorldSM Index (Net)

A free float-adjusted market capitalization index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested.

Premium AlphaSector™ Index (“ASRP”)

ASRP is composed of the nine Select Sector SPDR® exchange traded funds (“ETFs”) which represent the primary sectors of the S&P 500® Index plus an ETF representing short-term U.S. Treasuries.

REIT (Real Estate Investment Trust)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

SPDR®

Represents shares of an open-end exchange-traded fund.

Short position (“short”)

Stock shares that an investor has sold without actually owning (by borrowing the certificates from a broker) in anticipation of a decline in the stock value by a certain date. If the price falls, the investor buys the shares at the lower rate and makes a profit on the difference. It the price rises, the investor must buy at the higher price and sustains a loss.

6

Allocator Premium AlphaSector™ Fund	Ticker Symbols: Class A: VAAAV Class C: VAACX Class I: VAISX

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 11.08%, Class C shares returned 10.13%, and Class I shares returned 11.24%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%. Dow Jones Moderate Portfolio IndexSM, the Fund’s style-specific index appropriate for comparison, returned 15.58%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	On the heels of a volatile third calendar quarter of 2011, U.S. and international equity markets experienced strong returns for the fiscal year ended September 30, 2012.

¢

The U.S. equity market offered significantly more robust returns than international markets in the fiscal year. Three of the four quarters were positive, with the S&P 500® Index advancing double-digits in the first and second fiscal quarters.

¢	Fixed income markets were generally constructive throughout the fiscal year, posting four positive quarters.

What factors affected the Fund’s performance during its fiscal period?

¢

The Fund’s focus is on providing downside protection and upside participation and its goal is to outperform strongly during bear markets and to provide quality returns in positive markets. During the strongest market periods, when one-year returns exceed 20% - 25%, we expect the Fund to lag the market moderately. By setting clearly defined expectations, the Fund serves the needs of investors, who are willing to forego an “extreme up” in order to benefit from downside protection. The 12-month period ended September 30, 2012 is an example of such an “extreme up” period.

¢

The domestic and international equity sleeves began the fiscal year with a significant cash-equivalent position after having de-risked in the volatile quarter ended September 30, 2011. This hurt relative performance primarily in the U.S. sleeve, as the S&P 500® Index advanced 11.82% in the quarter ended December 31, 2011.

¢

In the first calendar quarter of 2012, domestic and international equity markets experienced strong gains. The domestic equity sleeve of the Fund lagged the S&P 500® Index in the first calendar quarter of 2012 primarily due to lack of exposure to certain sectors (e.g. Financials) that our quantitative model deemed too risky. In the international equity sleeve, the maintenance of a cash-equivalent allocation into the New Year hurt relative performance.

¢

The fixed income sleeve of the Fund performed well in absolute and relative terms over the fiscal year. Outperformance vs. the Barclays Capital US Aggregate Index was due primarily to sector weighting differences.

¢	Alternatives also added to performance over the Fund’s fiscal year, especially Real Estate (proxied by the ETF iShares® Dow Jones U.S. Real Estate Index Fund) which gained over 30%.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

7

Allocator Premium AlphaSector™ Fund (Continued)

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a security may fail to make payments in a timely manner. Values of debt securities may rise and fall in response to changes in interest rates. This risk may be enhanced with longer term maturities. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Financials	10%
Consumer Discretionary	4
Energy	4
Health Care	4
Information Technology	4
Materials	4
Other (includes short-term investments)	70

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

8

Allocator Premium AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	11.08%	4.89%		3/15/11
Class A Shares at POP[3,4]	4.69	0.93		3/15/11
Class C Shares at NAV[2] and with CDSC[4]	10.13	4.09		3/15/11
Class I Shares at NAV	11.24	5.13		3/15/11
S&P 500® Index	30.20	10.20	[5]	—
Dow Jones Moderate Portfolio IndexSM	15.58	5.96	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.17%, Net 1.75%; C Shares: Gross 2.92%, Net 2.50%; I Shares: Gross 1.92%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through March 31, 2012. Effective April 1, 2012, the waiver is voluntary and may discontinue at anytime. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds. Class C share ratios do not reflect distributors contractual waiver for 12b-1 fees.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

9

AlphaSector™ Rotation Fund	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 17.51%, Class C shares returned 16.60%, and Class I shares returned 17.71%. For the same period, the S&P 500® Index, a broad-based equity index, and the AlphaSector™ Rotation Fund Composite Linked Index, the Fund’s style-specific benchmark appropriate for comparison, each returned 30.20%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

On the heels of the weak third calendar quarter of 2011, the market experienced very strong performance over the Fund’s fiscal year. Three of the four quarters in the Fund’s fiscal year experienced robust equity returns.

¢	The fourth quarter of 2011 and the first quarter of 2012 generated double-digit advances for the S&P 500® Index.

¢	The market pulled back in the second calendar quarter of 2012, but a strong rebound followed in the third calendar quarter.

¢	The net result of these mostly positive moves was a return of 30.20% for the S&P 500® Index for the fiscal year ended September 30, 2012.

What factors affected the Fund’s performance during its fiscal year?

¢

The Fund’s focus is on providing downside protection and upside participation and its goal is to outperform strongly during bear markets and to provide quality returns in positive markets. During the strongest market periods, when one-year returns exceed 20% - 25%, we expect the Fund to lag the market moderately. By setting clearly defined expectations, the Fund serves the needs of investors who are willing to forego an “extreme up” in order to benefit from downside protection. The 12-month period ended September 30, 2012 is an example of such an “extreme up” period.

¢	The Fund began the fiscal year with a 50% cash-equivalent position after having de-risked in the third calendar quarter of 2011.

¢

The Fund’s cash-equivalent position and exposure to lower beta sectors in the first fiscal quarter created a drag on performance as the S&P 500® Index returned 10.93% in October, 2011 and 11.82% for the first fiscal quarter.

¢	The Fund moved to a fully invested position in January 2012 and remained there for the balance of the fiscal year, albeit with differing sector exposures.

¢	In the first calendar quarter of 2012, the Fund lagged behind the very strong performance of the S&P 500® due to certain sectors (e.g. Financials) not yet being turned on.

¢	In the only negative quarter of the Fund’s fiscal year, the Fund outperformed (gross basis) the S&P 500® Index by avoiding certain sectors, (e.g. Energy).

¢

The Fund slightly trailed the S&P 500® Index in the fourth fiscal quarter, with small differences due to sector weighting. The fourth quarter witnessed the first time the Fund was fully invested in all nine sectors since August of 2011.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

10

AlphaSector™ Rotation Fund (Continued)

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Health Care	12%
Consumer Discretionary	11
Consumer Staples	11
Energy	11
Financials	11
Industrials	11
Utilities	11
Other (includes short-term investments)	22

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

11

AlphaSector™ Rotation Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	5 Years	Since Inception	Inception Date
Class A Shares at NAV[2]	17.51%	1.33%	5.62%	8/1/03
Class A Shares at POP[3,4]	10.75	0.14	4.94	8/1/03
Class C Shares at NAV[2] and with CDSC[4]	16.60	0.58	4.85	8/1/03
Class I Shares at NAV	17.71	—	12.23	10/1/09
S&P 500® Index	30.20	1.05	—[5]	—
AlphaSector™ Rotation Fund Composite Linked Index	30.20	3.14	—[6]	—

Fund Expense Ratios7: A Shares: 1.04%; C Shares: 1.79%; I Shares 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The index returned 6.43% for Class A and Class C shares and 14.22% for Class I shares since the inception date of the respective share class.
[6]	The index returned 6.87% for Class A and Class C shares and 14.22% for Class I shares since the inception date of the respective share class.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios do not reflect fees and expenses associated with the underlying funds. Class C share ratio does not reflect distributors contractual waiver for 12b-1 fees.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on August 1, 2003 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

12

Dynamic AlphaSector™ Fund	Ticker Symbols: Class A: EMNAX Class B: EMNBX Class C: EMNCX Class I: VIMNX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 8.91%, Class B shares returned 8.20%, Class C shares returned 8.10%, and Class I shares returned 9.43%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the Dynamic AlphaSector™ Fund Linked Benchmark Index, which is the Fund’s style-specific index appropriate for comparison, returned 8.72%.

The Citigroup 90-Day Treasury Bills Index, the Fund’s former style specific index, returned 0.05%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	After a volatile third calendar quarter of 2011, U.S. and international equity markets experienced strong returns for the fiscal year ended September 30, 2012.

¢

The U.S. equity market offered significantly more robust returns than international markets in the year ended September 30, 2012. Three of the four quarters were positive, with the S&P 500® Index advancing double-digits in the first and second fiscal quarters.

¢	Fixed income markets were generally constructive throughout the fiscal year, posting four positive quarters.

What factors affected the Fund’s performance during its fiscal year?

It is important to note that there was a change in strategy and name for the Fund during the Fund’s fiscal year. The current name and strategy have been in effect since February 6, 2012. Prior to that date, the Fund was known as the Virtus Market Neutral Fund, and operated with a different investment objective. The performance reported above for the fiscal year includes both periods. The commentary below focuses on the period in which the Fund operated with its current objective.

¢

The Fund is an innovative mutual fund that features the ability to employ leverage and to short positions through a clearly-defined quantitative model. The Fund seeks its objective by taking long and short positions in ETFs and/or stocks representing the nine primary sectors of the S&P 500® Index.

¢

The Fund’s outperformance relative to the S&P 500® Index over the period can be attributed to superior sector selection. The Fund’s short position in Energy and Materials in the second and third quarter benefitted the Fund.

¢	The second quarter was negative for the Fund, but the Fund outperformed the S&P 500® Index. The Fund returned -0.42% for the quarter, easily besting the S&P 500® Index return of -2.14%.

¢	The Fund moved to a fully invested and leveraged position in August of 2012, and remained fully invested for the balance of the fiscal year.

¢

In the last quarter of the Fund’s fiscal year (July 1 – September 30), the Fund outperformed the S&P 500® Index, returning 5.31% vs the S&P 500® Index return of 4.89%. This outperformance was due to strong sector selection, as well as the opportunistic leverage.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

13

Dynamic AlphaSector™ Fund (Continued)

There is no guarantee that the Fund will meet its objective.

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded. The Fund may engage in short sales, and may experience a loss if the price of a borrowed security increases before the date on which the Fund replaces the security. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2012.
Consumer Discretionary	11%
Consumer Staples	11
Energy	11
Financials	11
Health Care	11
Information Technology	11
Materials	11
Other (includes short-term investments)	23

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

14

Dynamic AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 09/30/12
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A Shares at NAV[2]	8.91%	–0.36%	–1.81%	—		—
Class A Shares at POP[3,4]	2.65	–1.54	–2.39	—		—
Class B Shares at NAV[2]	8.20	–1.15	–2.55	—		—
Class B Shares with CDSC[4]	4.20	–1.34	–2.55	—		—
Class C Shares at NAV[2] and with CDSC[4]	8.10	–1.13	–2.53	—		—
Class I Shares at NAV	9.43	—	—	–0.74%		10/1/09
S&P 500® Index	30.20	1.05	8.01	14.22	[5]	—
Dynamic AlphaSector Benchmark Index	8.72	2.32	2.58	2.91	[5]	—

Fund Expense Ratios6: A Shares: Gross 3.12%, Net 2.56%; B Shares: Gross 3.87%, Net 3.31%; C Shares: Gross 3.87%, Net 3.31%; I Shares: Gross 2.87%, Net 2.31%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a six year period. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1.25% and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time. Gross Expense: Does not reflect the effect of the voluntary fee waiver. Net and gross expenses include 0.32% of dividends on short sales and interest expenses. Expense ratios do not reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2002, for Class A, Class B, and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

15

Global Premium AlphaSector™ Fund	Ticker Symbols: Class A: VGPAX Class C: VGPCX Class I: VGPIX

¢	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 12.75%, Class C shares returned 12.04%, and Class I shares returned 13.15%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%. MSCI World® Index (net), the Fund’s style-specific index appropriate for comparison, returned 21.59%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal period?

¢	On the heels of a volatile third calendar quarter of 2011, U.S. and International equity markets experienced strong returns for the fiscal year ended September 30, 2012.

¢	The U.S. equity market offered significantly more robust returns than international markets in the fiscal year.

What factors affected the Fund’s performance during its fiscal period?

The Fund’s focus is on providing downside protection and upside participation and its goal is to outperform strongly during bear markets and to provide quality returns in positive markets. During the strongest market periods, when one-year returns exceed 20% - 25%, we expect the Fund to lag the market moderately. By setting clearly defined expectations, the Fund serves the needs of investors, who are willing to forego an “extreme up” in order to benefit from downside protection. The 12-month period ended September 30, 2012 is an example of such an “extreme up” period.

¢	The domestic and international equity sleeves of the Fund began the fiscal year with a significant cash-equivalent position after having de-risked in the volatile quarter ended September 30, 2011. This cash-equivalent position as well as exposure to low beta sectors hurt relative performance primarily in the U.S. sleeve, as the S&P 500® Index advanced 11.82% in the quarter ended December 31, 2011.

¢

In the first calendar quarter of 2012, domestic and international equity markets experienced strong gains. The domestic equity sleeve of the Fund lagged the S&P 500® Index in the first calendar quarter of 2012 primarily due to lack of exposure to certain sectors (e.g. Financials) that our quantitative model deemed too risky. In the international equity sleeve, the maintenance of a cash allocation into the New Year hurt relative performance.

¢	In the only negative quarter of the Fund’s fiscal year (April 1-June 30), the Fund’s outperformance came from avoidance of certain sectors (e.g. Energy) in the domestic equity sleeve.

¢

Global equity markets improved in the fourth fiscal quarter, and the domestic equity sleeve of the Fund moved to all nine sectors being engaged in August. This was the first time all nine sectors were on since August of 2011. The domestic equity sleeve slightly trailed the S&P 500® Index during this quarter primarily due to differences in sector weightings.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

16

Global Premium AlphaSector™ Fund (Continued)

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Consumer Discretionary	7%
Financials	7
Health Care	7
Consumer Staples	6
Energy	6
Information Technology	6
Materials	6
Other (includes short-term investments)	55

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

17

Global Premium AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	12.75%	4.11%		3/15/11
Class A Shares at POP[3,4]	6.27	0.19		3/15/11
Class C Shares at NAV[2] and CDSC[4]	12.04	3.35		3/15/11
Class I Shares at NAV	13.15	4.37		3/15/11
S&P 500® Index	30.20	10.20	[5]	—
MSCI World® Index (net)	21.59	4.54	[5]	—

Fund Expense Ratios6: A Shares: Gross 2.88%, Net 1.75%; C Shares: Gross 3.63%, Net 2.50%; I Shares: Gross 2.63%, Net 1.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by contractual fee waiver in effect through March 31, 2012. Effective April 1, 2012, the waiver is voluntary and may discontinue at any time. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds. Class C share ratios do not reflect distributors contractual waiver for 12b-1 fees.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

18

Premium AlphaSector™ Fund	Ticker Symbols: Class A: VAPAX Class C: VAPCX Class I: VAPIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 15.74%, Class C shares returned 14.91%, and Class I shares returned 15.98%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢	On the heels of the very weak third calendar quarter of 2011, the market experienced very strong performance over the Fund’s fiscal year.

¢	Three of the four quarters in the Fund’s fiscal year experienced robust equity returns.

¢	The fourth quarter of 2011 and the first quarter of 2012 generated double-digit advances for the S&P 500® Index.

¢	The market pulled back in the second calendar quarter of 2012, but a strong rebound followed in the third calendar quarter.

¢	The net result of these mostly positive moves was a return of 30.20% for the S&P 500® Index for the fiscal year ended September 30, 2012.

What factors affected the Fund’s performance during its fiscal year?

The Fund’s focus is on providing downside protection and upside participation and its goal is to outperform strongly during bear markets and to provide quality returns in positive markets. During the strongest market periods, when one-year returns exceed 20% - 25%, we expect the Fund to lag the market moderately. By setting clearly defined expectations, the Fund serves the needs of investors who are willing to forego an “extreme up” in order to benefit from downside protection. The 12-month period ended September 30, 2012 is an example of such an “extreme up” period.

¢	The Fund began the fiscal year with a 50% cash equivalent position after having de-risked in the third calendar quarter of 2011.

¢

Most of the Fund’s underperformance relative to the S&P 500® Index over the fiscal year can be attributed to the cash equivalent position and exposure to lower beta sectors in the final calendar quarter of 2011, when the S&P 500® Index posted an 11.82% advance.

¢

The Fund moved to a fully invested position in January of 2012 and remained fully invested for the balance of the fiscal year, moving to all nine sectors being engaged in August of 2012. This was the first time since August of 2011 that all nine sectors were on.

¢	In the first calendar quarter of 2012, the Fund lagged behind the double-digit gain of the S&P 500® Index due to certain sectors (e.g. Financials) not yet being turned on.

¢	In the only negative quarter of the Fund’s fiscal year (April 1-June 30), the Fund’s relatively strong performance came from avoidance of certain sectors (e.g. Energy).

¢	The Fund slightly trailed the S&P 500® Index in the fourth fiscal quarter primarily due to differences in sector weightings.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

19

Premium AlphaSector™ Fund (Continued)

The market price of equity securities may be affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk. A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities. U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares. The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Utilities	12%
Consumer Discretionary	11
Consumer Staples	11
Financials	11
Health Care	11
Industrials	11
Materials	11
Other (includes short-term investments)	22

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

20

Premium AlphaSector™ Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	Since Inception		Inception Date
Class A Shares at NAV[2]	15.74%	14.80%		7/1/10
Class A Shares at POP[3,4]	9.09	11.82		7/1/10
Class C Shares at NAV2 and CDSC[4]	14.91	13.96		7/1/10
Class I Shares at NAV	15.98	15.06		7/1/10
S&P 500® Index	30.20	18.72	[5]	—

Fund Expense Ratios6: A Shares: 1.69%; C Shares: 2.44%; I Shares: 1.44%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A, Class C and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

21

Alternatives Diversifier Fund	Ticker Symbols: Class A: PDPAX Class C: PDPCX Class I: VADIX

¢	The Fund is diversified and has an investment objective of long-term capital appreciation.

¢

For the fiscal year ended September 30, 2012, the Fund’s Class A shares at NAV returned 15.37%, Class C shares returned 14.45%, and Class I shares returned 15.63%. For the same period, the S&P 500® Index, a broad-based equity index, returned 30.20%, and the Alternatives Diversifier Composite Index, the Fund’s style-specific index appropriate for comparison, returned 13.57%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

How did the market perform during the Fund’s fiscal year?

¢

Equity markets globally, and especially in the United States, performed very well over the one-year period ended September 30, 2012. Despite lingering concerns over Europe’s fiscal health, a few brief “growth scares” linked to disappointing labor and manufacturing data, and U.S. election uncertainty, the markets largely ignored bad news. Corporate earnings continued to improve over the period, helping to drive stocks higher.

¢

Bond markets also generally did well, as interest rates fell and bond prices rose, and spread compression within most corporate-grade bonds also increased gains. Commodity markets were somewhat higher, with good returns out of grains and other “soft” commodities, as well as gains in precious metals. Industrial metals and various energy commodities were somewhat mixed, although many also were up year over year.

What factors affected the Fund’s performance during its fiscal year?

¢

The Fund is diversified across a number of asset classes, and most of those performed quite well. Its real estate holdings (REITs) were particularly strong performers, with international REITs far outstripping most broad equity indexes. Also of note was the solid performance from the Fund’s global infrastructure holdings, as these types of companies that invest in essential services and pay a higher dividend did well during the period. Most every asset category made positive contributions to returns, including senior-secured floating rate notes, commodity equities, and currencies.

¢

The Fund’s only real disappointment was a negative return from managed futures. While this asset class now represents the smallest allocation in the portfolio, it produced a slight drag on performance.

¢

Overall, we are pleased with the Fund’s strong returns for the period and how its lower-correlated holdings held up well, even during the strongly positive equity sessions that occurred throughout much of the period.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

22

Alternatives Diversifier Fund (Continued)

A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund. Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk. The Fund may be negatively affected by factors specific to the real estate market, including interest rate, leverage, property, and management. Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment. Events negatively affecting a particular commodity in which the Fund focuses its investments may cause the value of the Fund’s shares to decrease, perhaps significantly. Because the Fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s). The Fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets. The Fund’s adviser can select affiliated and/or unaffiliated funds, which may create a conflict of interest.

Asset Allocation

The following table presents asset allocations within certain sectors and as a percentage of total investments as of September 30, 2012.
Affiliated Equity Mutual Funds	59%
Exchange-Traded Funds	33
Affiliated Fixed Income Mutual Funds	7
Other (includes Short-term Investments)	1

Total	100%

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 5.

23

Alternatives Diversifier Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/12
	1 Year	5 Year	Since Inception	Inception Date
Class A Shares at NAV[2]	15.37%	0.16%	2.98%	11/30/05
Class A Shares at POP[3,4]	8.73	–1.02	2.09	11/30/05
Class C Shares at NAV[2] and with CDSC[4]	14.45	–0.59	2.21	11/30/05
Class I Shares at NAV	15.63	—	8.04	10/1/09
S&P 500® Index	30.20	1.05	—[5]	—
Alternatives Diversifier Composite Index	13.57	0.84	—[6]	—

Fund Expense Ratios7: A Shares: Gross 0.65%, Net 0.20%; C Shares: Gross 1.40%, Net 0.20%; I Shares: Gross 0.40%, Net 0.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5]	The index returned 4.28% for Class A and Class C shares and 14.22% for Class I shares since the inception date of the respective share class.
[6]	The index returned 4.33% for Class A and Class C shares and 7.75% for Class I shares since the inception date of the respective share class.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 31, 2012, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the financial highlights for more current expense ratios. Net Expense: Expenses reduced by voluntary fee waiver which may be discontinued at any time and does not reflect 12b-1 expenses. Gross Expense: Does not reflect the effect of the voluntary fee waiver. Expense ratios do not reflect fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on November 30, 2005 (inception date of the Fund), for Class A and Class C shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

24

VIRTUS ALLOCATOR PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.6%
Consumer Discretionary Select Sector SPDR Fund	292,885	$13,698
Consumer Staples Select Sector SPDR Fund	369,867	13,252
Energy Select Sector SPDR Fund	182,560	13,415
Financial Select Sector SPDR Fund	877,600	13,691
Health Care Select Sector SPDR Fund	342,450	13,736
Industrial Select Sector SPDR Fund	358,180	13,088
iShares Barclays 7-10 Year Treasury Bond Fund	184,500	20,011
iShares Barclays MBS Bond Fund	182,710	19,945
iShares Barclays Treasury Inflation Protected Securities Bond Fund	165,100	20,103
iShares Dow Jones U.S. Real Estate Index Fund	257,235	16,563
iShares iBoxx $ High Yield Corporate Bond Fund	216,590	20,006
iShares iBoxx Investment Grade Corporate Bond Fund	166,010	20,215
iShares MSCI EAFE® Index Fund	820,060	43,463
iShares MSCI Emerging Markets Index Fund	1,055,800	43,626
Materials Select Sector SPDR Fund	365,130	13,426
PowerShares DB Gold Fund(2)	297,190	18,152
Technology Select Sector SPDR Fund	433,250	13,357
Utilities Select Sector SPDR Fund	356,490	12,976
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $322,085)		342,723
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $322,085)		342,723

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.0%
Money Market Mutual Funds—0.0%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	120,214	$120
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $120)		120
TOTAL INVESTMENTS—99.6% (Identified Cost $322,205)		342,843	(1)
Other assets and liabilities, net—0.4%		1,243

NET ASSETS—100.0%		$344,086

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$342,723	$342,723
Short-Term Investments	120	120

Total Investments	$342,843	$342,843

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

25

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—66.0%
Consumer Discretionary—11.1%
Abercrombie & Fitch Co. Class A	3,040	$103
Amazon.com, Inc.(2)	13,530	3,441
Apollo Group, Inc. Class A(2)	3,700	107
AutoNation, Inc.(2)	1,540	67
AutoZone, Inc.(2)	1,400	518
Bed Bath & Beyond, Inc.(2)	8,660	546
Best Buy Co., Inc.	10,190	175
Big Lots, Inc.(2)	2,340	69
BorgWarner, Inc.(2)	4,260	294
Cablevision Systems Corp. Class A	8,060	128
CarMax, Inc.(2)	8,580	243
Carnival Corp.	16,680	608
CBS Corp. Class B	22,200	806
Chipotle Mexican Grill, Inc.(2)	1,180	375
Coach, Inc.	10,680	598
Comcast Corp. Class A	100,090	3,580
Darden Restaurants, Inc.	4,790	267
DIRECTV Class A(2)	23,420	1,229
Discovery Communications, Inc. Class A(2)	9,220	550
Dollar Tree, Inc.(2)	8,590	415
DR Horton, Inc.	10,330	213
Expedia, Inc.	3,490	202
Family Dollar Stores, Inc.	3,620	240
Ford Motor Co.	142,470	1,405
Fossil, Inc.(2)	2,070	175
GameStop Corp. Class A	4,600	97
Gannett Co., Inc.	8,650	153
Gap, Inc. (The)	11,120	398
Genuine Parts Co.	5,810	355
Goodyear Tire & Rubber Co. (The)(2)	8,980	109
H&R Block, Inc.	10,270	178
Harley-Davidson, Inc.	8,500	360
Harman International Industries, Inc.	2,500	115
Hasbro, Inc.	4,300	164
Home Depot, Inc. (The)	56,390	3,404
International Game Technology	9,830	129
Interpublic Group of Cos., Inc. (The)	16,590	184
J.C. Penney Co., Inc.	5,310	129
Johnson Controls, Inc.	25,380	695

	SHARES	VALUE
Consumer Discretionary (continued)
Kohl’s Corp.	8,050	$412
Leggett & Platt, Inc.	5,260	132
Lennar Corp. Class A	6,120	213
Lowe’s Cos., Inc.	42,540	1,286
Ltd. Brands, Inc.	8,950	441
Macy’s, Inc.	15,010	565
Marriott International, Inc. Class A	9,390	367
Mattel, Inc.	12,620	448
McDonald’s Corp.	37,720	3,461
McGraw-Hill Cos., Inc. (The)	10,410	568
Netflix, Inc.(2)	2,060	112
Newell Rubbermaid, Inc.	10,780	206
News Corp. Class A	75,940	1,863
NIKE, Inc. Class B	13,670	1,297
Nordstrom, Inc.	5,700	314
O’Reilly Automotive, Inc.(2)	4,440	371
Omnicom Group, Inc.	9,910	511
priceline.com, Inc.(2)	1,860	1,151
PulteGroup, Inc.(2)	12,520	194
Ralph Lauren Corp.	2,280	345
Ross Stores, Inc.	8,370	541
Scripps Networks Interactive, Inc. Class A	3,220	197
Staples, Inc.	25,840	298
Starbucks Corp.	28,350	1,439
Starwood Hotels & Resorts Worldwide, Inc.	7,350	426
Target Corp.	24,430	1,551
Tiffany & Co.	4,440	275
Time Warner Cable, Inc.	11,430	1,086
Time Warner, Inc.	35,400	1,605
TJX Cos., Inc.	27,460	1,230
TripAdvisor, Inc.(2)	4,090	135
Urban Outfitters, Inc.(2)	4,070	153
VF Corp.	3,230	515
Viacom, Inc. Class B	17,660	946
Walt Disney Co. (The)	67,120	3,509
Washington Post Co. (The) Class B	170	62
Whirlpool Corp.	2,880	239
Wyndham Worldwide Corp.	5,300	278
Wynn Resorts Ltd.	2,960	342
Yum! Brands, Inc.	17,000	1,128

		53,036

See Notes to Financial Statements

26

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Energy—11.1%
Alpha Natural Resources, Inc.(2)	7,680	$50
Anadarko Petroleum Corp.	20,760	1,452
Apache Corp.	16,100	1,392
Baker Hughes, Inc.	20,790	940
Cabot Oil & Gas Corp.	16,250	730
Cameron International Corp.(2)	14,090	790
Chesapeake Energy Corp.	24,650	465
Chevron Corp.	71,510	8,335
ConocoPhillips	32,030	1,831
CONSOL Energy, Inc.	12,980	390
Denbury Resources, Inc.(2)	27,950	452
Devon Energy Corp.	15,500	938
Diamond Offshore Drilling, Inc.	4,070	268
Ensco plc Class A	8,230	449
EOG Resources, Inc.	11,750	1,317
EQT Corp.	5,340	315
Exxon Mobil Corp.	111,150	10,165
FMC Technologies, Inc.(2)	15,260	707
Halliburton Co.	39,640	1,335
Helmerich & Payne, Inc.	3,840	183
Hess Corp.	13,180	708
Kinder Morgan, Inc.	20,350	723
Marathon Oil Corp.	29,540	873
Marathon Petroleum Corp.	12,090	660
Murphy Oil Corp.	8,940	480
Nabors Industries Ltd.(2)	19,090	268
National Oilwell Varco, Inc.	19,310	1,547
Newfield Exploration Co.(2)	4,740	148
Noble Corp.	8,910	319
Noble Energy, Inc.	8,670	804
Occidental Petroleum Corp.	25,230	2,171
Peabody Energy Corp.	13,960	311
Phillips 66	22,370	1,037
Pioneer Natural Resources Co.	9,970	1,041
QEP Resources, Inc.	6,270	198
Range Resources Corp.	9,100	636
Rowan Cos. plc Class A(2)	11,920	403
Schlumberger Ltd.	49,410	3,574
Southwestern Energy Co.(2)	15,750	548
Spectra Energy Corp.	31,100	913
Sunoco, Inc.	8,940	419
Tesoro Corp.	15,620	654
Valero Energy Corp.	27,370	867
Williams Cos., Inc. (The)	31,540	1,103

	SHARES	VALUE
Energy (continued)
WPX Energy, Inc.(2)	7,180	$119

		53,028

Financials—10.9%
ACE Ltd.	9,490	717
Aflac, Inc.	13,210	632
Allstate Corp. (The)	13,580	538
American Express Co.	27,620	1,570
American International Group, Inc.(2)	32,540	1,067
American Tower Corp.	11,060	790
Ameriprise Financial, Inc.	5,900	334
AON plc	9,030	472
Apartment Investment & Management Co. Class A	4,040	105
Assurant, Inc.	2,320	87
AvalonBay Communities, Inc.	2,700	367
Bank of America Corp.	301,800	2,665
Bank of New York Mellon Corp. (The)	33,080	748
BB&T Corp.	19,580	649
Berkshire Hathaway, Inc. Class B(2)	51,540	4,546
BlackRock, Inc.	3,620	645
Boston Properties, Inc.	4,250	470
Capital One Financial Corp.	16,270	928
CBRE Group, Inc.(2)	8,450	156
Charles Schwab Corp. (The)	30,690	393
Chubb Corp. (The)	7,440	568
Cincinnati Financial Corp.	4,100	155
Citigroup, Inc.	82,120	2,687
CME Group, Inc.	8,570	491
Comerica, Inc.	5,500	171
Discover Financial Services	14,420	573
E*Trade Financial Corp.(2)	7,210	64
Equity Residential	8,430	485
Federated Investors, Inc. Class B	2,640	55
Fifth Third Bancorp	25,970	403
First Horizon National Corp.	7,160	69
Franklin Resources, Inc.	3,870	484
Genworth Financial, Inc. Class A(2)	13,730	72
Goldman Sachs Group, Inc. (The)	12,620	1,435
Hartford Financial Services Group, Inc. (The)	12,200	237

See Notes to Financial Statements

27

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Financials (continued)
HCP, Inc.	12,030	$535
Health Care REIT, Inc.	7,150	413
Host Hotels & Resorts, Inc.	20,270	325
Hudson City Bancorp, Inc.	13,310	106
Huntington Bancshares, Inc.	24,470	169
IntercontinentalExchange, Inc.(2)	2,050	273
Invesco Ltd.	12,580	314
JPMorgan Chase & Co.	106,750	4,321
KeyCorp	26,750	234
Kimco Realty Corp.	11,430	232
Legg Mason, Inc.	3,490	86
Leucadia National Corp.	5,690	129
Lincoln National Corp.	7,980	193
Loews Corp.	8,750	361
M&T Bank Corp.	3,370	321
Marsh & McLennan Cos., Inc.	15,240	517
MetLife, Inc.	29,750	1,025
Moody’s Corp.	5,420	239
Morgan Stanley	38,720	648
NASDAQ OMX Group, Inc. (The)	3,360	78
Northern Trust Corp.	6,130	285
NYSE Euronext, Inc.	6,890	170
People’s United Financial, Inc.	9,960	121
Plum Creek Timber Co., Inc.	4,570	200
PNC Financial Services Group, Inc.	14,830	936
Principal Financial Group, Inc.	7,770	209
Progressive Corp. (The)	15,690	325
Prologis, Inc.	12,960	454
Prudential Financial, Inc.	13,050	711
Public Storage	4,030	561
Regions Financial Corp.	39,990	288
Simon Property Group, Inc.	8,490	1,289
SLM Corp.	13,150	207
State Street Corp.	13,420	563
SunTrust Banks, Inc.	15,220	430
T. Rowe Price Group, Inc.	7,110	450
Torchmark Corp.	2,740	141
Travelers Cos., Inc. (The)	10,790	737
U.S. Bancorp	53,260	1,827
Unum Group	7,850	151
Ventas, Inc.	8,210	511
Vornado Realty Trust	4,740	384

	SHARES	VALUE
Financials (continued)
Wells Fargo & Co.	138,050	$4,767
XL Group plc	8,740	210
Zions Bancorp	5,110	106

		52,380

Industrials—11.0%
3M Co.	26,390	2,439
Avery Dennison Corp.	4,960	158
Boeing Co. (The)	28,600	1,991
Caterpillar, Inc.	28,200	2,426
Cintas Corp.	5,250	218
Cooper Industries plc	6,470	486
CSX Corp.	50,740	1,053
Cummins, Inc.	13,200	1,217
Danaher Corp.	26,550	1,464
Deere & Co.	17,700	1,460
Donnelley (R.R.) & Sons Co.	10,580	112
Dover Corp.	8,950	532
Dun & Bradstreet Corp.	1,820	145
Eaton Corp.	16,700	789
Emerson Electric Co.	31,170	1,505
Equifax, Inc.	6,600	307
Expeditors International of Washington, Inc.	8,520	310
Fastenal Co.	10,910	469
FedEx Corp.	12,670	1,072
First Solar, Inc.(2)	1,010	22
Flowserve Corp.	2,070	264
Fluor Corp.	9,830	553
General Dynamics Corp.	14,600	965
General Electric Co.	316,390	7,185
Grainger (W.W.), Inc.	3,180	663
Honeywell International, Inc.	33,330	1,992
Illinois Tool Works, Inc.	18,550	1,103
Ingersoll-Rand plc	11,600	520
Iron Mountain, Inc.	6,110	208
Jacobs Engineering Group, Inc.(2)	5,250	212
Joy Global, Inc.	4,290	241
L-3 Communications Holdings, Inc.	3,910	280
Lockheed Martin Corp.	11,540	1,078
Masco Corp.	16,080	242
Norfolk Southern Corp.	15,180	966
Northrop Grumman Corp.	10,810	718
PACCAR, Inc.	16,640	666
Pall Corp.	6,890	437

See Notes to Financial Statements

28

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Industrials (continued)
Parker Hannifin Corp.	7,630	$638
Pentair, Inc.	4,000	178
Pitney Bowes, Inc.	9,310	129
Precision Castparts Corp.	5,880	960
Quanta Services, Inc.(2)	8,620	213
Raytheon Co.	14,700	840
Republic Services, Inc.	12,060	332
Robert Half International, Inc.	8,120	216
Robinson (C.H.) Worldwide, Inc.	6,540	383
Rockwell Automation, Inc.	7,390	514
Rockwell Collins, Inc.	7,430	399
Roper Industries, Inc.	3,960	435
Ryder System, Inc.	3,760	147
Snap-On, Inc.	2,350	169
Southwest Airlines Co.	32,970	289
Stanley Black & Decker, Inc.	6,800	519
Stericycle, Inc.(2)	3,470	314
Textron, Inc.	14,200	372
Tyco International Ltd.	18,610	1,047
Union Pacific Corp.	20,860	2,476
United Parcel Service, Inc. Class B	29,620	2,120
United Technologies Corp.	35,270	2,761
Waste Management, Inc.	19,380	622
Xylem, Inc.	7,510	189

		52,730

Information Technology—9.5%
Accenture plc Class A	11,070	775
Adobe Systems, Inc.(2)	8,720	283
Advanced Micro Devices, Inc.(2)	10,940	37
Akamai Technologies, Inc.(2)	3,470	133
Altera Corp.	6,010	204
Amphenol Corp. Class A	2,980	175
Analog Devices, Inc.	5,370	210
Apple, Inc.(2)	16,370	10,923
Applied Materials, Inc.	22,030	246
Autodesk, Inc.(2)	4,310	144
Automatic Data Processing, Inc.	8,600	505
BMC Software, Inc.(2)	2,710	112
Broadcom Corp. Class A(2)	9,250	320
CA, Inc.	6,400	165
Cisco Systems, Inc.	91,810	1,753
Citrix Systems, Inc.(2)	3,430	263

	SHARES	VALUE
Information Technology (continued)
Cognizant Technology Solutions Corp. Class A(2)	5,370	$376
Computer Sciences Corp.	2,860	92
Corning, Inc.	26,610	350
Dell, Inc.	26,090	257
eBay, Inc.(2)	20,470	991
Electronic Arts, Inc.(2)	6,060	77
EMC Corp.(2)	36,910	1,007
F5 Networks, Inc.(2)	1,390	146
Fidelity National Information Services, Inc.	4,750	148
Fiserv, Inc.(2)	2,510	186
FLIR Systems, Inc.	2,920	58
Google, Inc. Class A(2)	4,690	3,539
Harris Corp.	2,190	112
Hewlett-Packard Co.	28,190	481
Intel Corp.	74,050	1,679
International Business Machines Corp.	18,740	3,888
Intuit, Inc.	5,030	296
Jabil Circuit, Inc.	3,820	72
JDS Uniphase Corp.(2)	5,220	65
Juniper Networks, Inc.(2)	9,320	160
KLA-Tencor Corp.	3,110	148
Lam Research Corp.(2)	3,180	101
Linear Technology Corp.	4,280	136
LSI Corp.(2)	10,800	75
MasterCard, Inc. Class A	1,870	844
Microchip Technology, Inc.	3,580	117
Micron Technology, Inc.(2)	18,380	110
Microsoft Corp.	130,940	3,899
Molex, Inc.	2,690	71
Motorola Solutions, Inc.	5,110	258
NetApp, Inc.(2)	6,570	216
NVIDIA Corp.(2)	11,240	150
Oracle Corp.	66,460	2,093
Paychex, Inc.	5,770	192
QUALCOMM, Inc.	29,750	1,859
Red Hat, Inc.(2)	3,640	207
SAIC, Inc.	4,840	58
Salesforce.com, Inc.(2)	2,380	363
SanDisk Corp.(2)	4,530	197
Seagate Technology plc	6,150	191
Symantec Corp.(2)	12,840	231
TE Connectivity Ltd.	7,390	251
Teradata Corp.(2)	3,190	241
Teradyne, Inc.(2)	3,960	56
Texas Instruments, Inc.	20,020	552

See Notes to Financial Statements

29

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Information Technology (continued)
Total System Services, Inc.	3,130	$74
VeriSign, Inc.(2)	2,960	144
Visa, Inc. Class A	9,070	1,218
Western Digital Corp.	4,080	158
Western Union Co. (The)	10,760	196
Xerox Corp.	24,560	180
Xilinx, Inc.	4,900	164
Yahoo!, Inc.(2)	18,490	295

		45,273

Materials—10.9%
Air Products & Chemicals, Inc.	24,620	2,036
Airgas, Inc.	8,280	681
Alcoa, Inc.	125,420	1,110
Allegheny Technologies, Inc.	13,160	420
Ball Corp.	18,380	778
Bemis Co., Inc.	12,670	399
CF Industries Holdings, Inc.	7,320	1,627
Cliffs Natural Resources, Inc.	16,890	661
Dow Chemical Co. (The)	137,480	3,981
Du Pont (E.I.) de Nemours & Co.	106,760	5,367
Eastman Chemical Co.	18,140	1,034
Ecolab, Inc.	30,210	1,958
FMC Corp.	16,260	900
Freeport-McMoRan Copper & Gold, Inc.	108,930	4,311
International Flavors & Fragrances, Inc.	9,820	585
International Paper Co.	51,090	1,856
LyondellBasell Industries N.V. Class A	38,930	2,011
MeadWestvaco Corp.	20,850	638
Monsanto Co.	61,160	5,567
Mosaic Co. (The)	32,180	1,854
Newmont Mining Corp.	44,700	2,504
Nucor Corp.	37,130	1,421
Owens-Illinois, Inc.(2)	20,330	381
PPG Industries, Inc.	17,770	2,041
Praxair, Inc.	34,210	3,554
Sealed Air Corp.	21,600	334
Sherwin-Williams Co. (The)	9,970	1,485
Sigma-Aldrich Corp.	14,210	1,023
Titanium Metals Corp.	10,560	135
United States Steel Corp.	17,850	340
Vulcan Materials Co.	15,530	734
Weyerhaeuser Co.	15,120	395

		52,121

	SHARES	VALUE
Telecommunication Services—1.5%
AT&T, Inc.	100,500	$3,789
CenturyLink, Inc.	11,230	454
Crown Castle International Corp.(2)	5,090	326
Frontier Communications Corp.	20,230	99
MetroPCS Communications, Inc.(2)	6,490	76
Sprint Nextel Corp.(2)	53,520	296
Verizon Communications, Inc.	49,910	2,274
Windstream Corp.	11,180	113

		7,427
TOTAL COMMON STOCKS (Identified Cost $288,747)		315,995
EXCHANGE-TRADED FUNDS—33.6%
Consumer Staples Select Sector SPDR Fund	1,486,040	53,245
Health Care Select Sector SPDR Fund	1,339,910	53,744
Utilities Select Sector SPDR Fund	1,475,960	53,725
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $127,856)		160,714
TOTAL LONG TERM INVESTMENTS—99.6%
(Identified Cost $416,603)		476,709
SHORT-TERM INVESTMENTS—0.2%
Money Market Mutual Funds—0.2%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	1,103,198	1,103
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,103)		1,103
TOTAL INVESTMENTS—99.8% (Identified Cost $417,706)		477,812	(1)
Other assets and liabilities, net—0.2%		1,115

NET ASSETS—100.0%		$478,927

See Notes to Financial Statements

30

VIRTUS ALPHASECTOR™ ROTATION FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

Abbreviations:

REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$315,995	$315,995
Exchange-Traded Funds	160,714	160,714
Short-Term Investments	1,103	1,103

Total Investments	$477,812	$477,812

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

31

VIRTUS DYNAMIC ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—129.5%
Consumer Discretionary Select Sector SPDR Fund	783,600	$36,649
Consumer Staples Select Sector SPDR Fund	988,900	35,432
Energy Select Sector SPDR Fund	488,600	35,902
Financial Select Sector SPDR Fund	2,351,800	36,688
Health Care Select Sector SPDR Fund	916,900	36,777
Industrial Select Sector SPDR Fund	959,100	35,046
Materials Select Sector SPDR Fund	977,700	35,950
Technology Select Sector SPDR Fund	1,160,300	35,772
Utilities Select Sector SPDR Fund	953,800	34,718
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $308,933)		322,934
TOTAL LONG TERM INVESTMENTS—129.5%
(Identified Cost $308,933)		322,934
SHORT-TERM INVESTMENTS—1.5%
Money Market Mutual Funds—1.5%
Dreyfus Cash Management Fund – Institutional Shares (seven-day effective yield 0.060%)	3,742,662	3,743
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $3,743)		3,743
TOTAL INVESTMENTS—131.0% (Identified Cost $312,676)		326,677	(1)
Other assets and liabilities, net—(31.0)%		(77,331)

NET ASSETS—100.0%		$249,346

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$322,934	$322,934
Short-Term Investments	3,743	3,743

Total Investments	$326,677	$326,677

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

32

VIRTUS GLOBAL PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
EXCHANGE-TRADED FUNDS—99.8%
Consumer Discretionary Select Sector SPDR Fund	95,490	$4,466
Consumer Staples Select Sector SPDR Fund	120,528	4,319
Energy Select Sector SPDR Fund	59,530	4,374
Financial Select Sector SPDR Fund	286,500	4,469
Health Care Select Sector SPDR Fund	111,730	4,482
Industrial Select Sector SPDR Fund	116,870	4,271
iShares MSCI EAFE® Index Fund	267,530	14,179
iShares MSCI Emerging Markets Index Fund	344,370	14,229
Materials Select Sector SPDR Fund	119,130	4,381
Technology Select Sector SPDR Fund	141,270	4,355
Utilities Select Sector SPDR Fund	116,220	4,230
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $61,420)		67,755
TOTAL LONG TERM INVESTMENTS—99.8%
(Identified Cost $61,420)		67,755
TOTAL INVESTMENTS—99.8% (Identified Cost $61,420)		67,755	(1)
Other assets and liabilities, net—0.2%		107

NET ASSETS—100.0%		$67,862

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$67,755	$67,755

Total Investments	$67,755	$67,755

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

33

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.9%
Consumer Discretionary—11.0%
Abercrombie & Fitch Co. Class A	22,805	$774
Amazon.com, Inc.(2)	100,805	25,637
Apollo Group, Inc. Class A(2)	27,860	809
AutoNation, Inc.(2)	11,426	499
AutoZone, Inc.(2)	10,350	3,826
Bed Bath & Beyond, Inc.(2)	64,613	4,071
Best Buy Co., Inc.	73,659	1,266
Big Lots, Inc.(2)	17,462	517
BorgWarner, Inc.(2)	31,640	2,187
Cablevision Systems Corp. Class A	59,491	943
CarMax, Inc.(2)	63,418	1,795
Carnival Corp.	123,998	4,518
CBS Corp. Class B	165,051	5,996
Chipotle Mexican Grill, Inc.(2)	8,701	2,763
Coach, Inc.	79,134	4,433
Comcast Corp. Class A	745,812	26,678
Darden Restaurants, Inc.	35,496	1,979
DIRECTV Class A(2)	174,127	9,135
Discovery Communications, Inc. Class A(2)	68,469	4,083
Dollar Tree, Inc.(2)	64,470	3,112
DR Horton, Inc.	78,076	1,612
Expedia, Inc.	25,881	1,497
Family Dollar Stores, Inc.	26,813	1,778
Ford Motor Co.	1,057,890	10,431
Fossil, Inc.(2)	15,140	1,282
GameStop Corp. Class A	34,143	717
Gannett Co., Inc.	65,286	1,159
Gap, Inc. (The)	82,705	2,959
Genuine Parts Co.	43,034	2,626
Goodyear Tire & Rubber Co. (The)(2)	68,119	830
H&R Block, Inc.	76,383	1,324
Harley-Davidson, Inc.	63,139	2,675
Harman International Industries, Inc.	18,603	859
Hasbro, Inc.	32,232	1,230
Home Depot, Inc. (The)	420,149	25,364
International Game Technology	74,322	973

	SHARES	VALUE
Consumer Discretionary (continued)
Interpublic Group of Cos., Inc. (The)	123,812	$1,377
J.C. Penney Co., Inc.	40,421	982
Johnson Controls, Inc.	190,322	5,215
Kohl’s Corp.	59,775	3,062
Leggett & Platt, Inc.	38,633	968
Lennar Corp. Class A	45,017	1,565
Lowe’s Cos., Inc.	316,346	9,566
Ltd. Brands, Inc.	66,108	3,256
Macy’s, Inc.	111,665	4,201
Marriott International, Inc. Class A	69,724	2,726
Mattel, Inc.	95,008	3,371
McDonald’s Corp.	281,083	25,789
McGraw-Hill Cos., Inc. (The)	77,956	4,256
Netflix, Inc.(2)	15,234	829
Newell Rubbermaid, Inc.	80,894	1,544
News Corp. Class A	564,772	13,854
NIKE, Inc. Class B	101,963	9,677
Nordstrom, Inc.	42,271	2,333
O’Reilly Automotive, Inc.(2)	32,810	2,744
Omnicom Group, Inc.	73,588	3,794
priceline.com, Inc.(2)	13,776	8,524
PulteGroup, Inc.(2)	94,094	1,458
Ralph Lauren Corp.	16,878	2,552
Ross Stores, Inc.	62,012	4,006
Scripps Networks Interactive, Inc. Class A	23,894	1,463
Staples, Inc.	189,347	2,181
Starbucks Corp.	210,813	10,699
Starwood Hotels & Resorts Worldwide, Inc.	54,872	3,180
Target Corp.	181,665	11,530
Tiffany & Co.	32,930	2,038
Time Warner Cable, Inc.	85,001	8,080
Time Warner, Inc.	263,238	11,933
TJX Cos., Inc.	204,194	9,146
TripAdvisor, Inc.(2)	30,341	999
Urban Outfitters, Inc.(2)	30,781	1,156
VF Corp.	24,322	3,876
Viacom, Inc. Class B	131,311	7,037
Walt Disney Co. (The)	500,098	26,145
Washington Post Co. (The) Class B	1,311	476
Whirlpool Corp.	21,330	1,768
Wyndham Worldwide Corp.	39,347	2,065

See Notes to Financial Statements

34

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Consumer Discretionary (continued)
Wynn Resorts Ltd.	21,919	$2,530
Yum! Brands, Inc.	126,434	8,388

		394,676

Consumer Staples—11.1%
Altria Group, Inc.	519,790	17,356
Archer-Daniels-Midland Co.	202,715	5,510
Avon Products, Inc.	153,430	2,447
Beam, Inc.	52,450	3,018
Brown-Forman Corp. Class B	50,362	3,286
Campbell Soup Co.	65,790	2,291
Clorox Co. (The)	43,140	3,108
Coca-Cola Co. (The)	1,094,970	41,532
Coca-Cola Enterprises, Inc.	94,700	2,961
Colgate-Palmolive Co.	130,445	13,986
ConAgra Foods, Inc.	133,170	3,674
Constellation Brands, Inc. Class A(2)	62,075	2,008
Costco Wholesale Corp.	127,450	12,761
CVS Caremark Corp.	370,080	17,919
Dean Foods Co.(2)	81,085	1,326
Dr. Pepper Snapple Group, Inc.	70,470	3,138
Estee Lauder Cos., Inc. (The) Class A	77,240	4,756
General Mills, Inc.	195,985	7,810
Heinz (H.J.) Co.	99,490	5,567
Hershey Co. (The)	49,575	3,514
Hormel Foods Corp.	52,355	1,531
J.M. Smucker Co. (The)	36,580	3,158
Kellogg Co.	79,540	4,109
Kimberly-Clark Corp.	117,500	10,079
Kraft Foods Group, Inc. Class A	473,265	19,570
Kroger Co. (The)	172,850	4,069
Lorillard, Inc.	40,460	4,712
McCormick & Co., Inc.	45,380	2,816
Mead Johnson Nutrition Co.	63,010	4,617
Molson Coors Brewing Co. Class B	55,775	2,513
Monster Beverage Corp.(2)	49,920	2,704
PepsiCo, Inc.	252,370	17,860

	SHARES	VALUE
Consumer Staples (continued)
Philip Morris International, Inc.	476,775	$42,881
Procter & Gamble Co. (The)	778,995	54,031
Reynolds American, Inc.	103,375	4,480
Safeway, Inc.	94,535	1,521
SYSCO Corp.	182,210	5,698
Tyson Foods, Inc. Class A	107,570	1,723
Wal-Mart Stores, Inc.	475,330	35,079
Walgreen Co.	258,450	9,418
Whole Foods Market, Inc.	53,645	5,225

		395,762

Energy—11.0%
Alpha Natural Resources, Inc.(2)	56,060	368
Anadarko Petroleum Corp.	153,670	10,745
Apache Corp.	119,170	10,305
Baker Hughes, Inc.	153,850	6,959
Cabot Oil & Gas Corp.	119,500	5,366
Cameron International Corp.(2)	103,950	5,828
Chesapeake Energy Corp.	182,500	3,444
Chevron Corp.	529,340	61,700
ConocoPhillips	237,110	13,558
CONSOL Energy, Inc.	95,730	2,877
Denbury Resources, Inc.(2)	206,280	3,333
Devon Energy Corp.	114,740	6,942
Diamond Offshore Drilling, Inc.	29,920	1,969
Ensco plc Class A	61,200	3,339
EOG Resources, Inc.	86,980	9,746
EQT Corp.	39,060	2,305
Exxon Mobil Corp.	822,840	75,249
FMC Technologies, Inc.(2)	113,240	5,243
Halliburton Co.	293,410	9,885
Helmerich & Payne, Inc.	28,210	1,343
Hess Corp.	97,560	5,241
Kinder Morgan, Inc.	150,660	5,351
Marathon Oil Corp.	217,590	6,434
Marathon Petroleum Corp.	89,130	4,866
Murphy Oil Corp.	66,080	3,548
Nabors Industries Ltd.(2)	140,960	1,978
National Oilwell Varco, Inc.	142,510	11,416
Newfield Exploration Co.(2)	34,590	1,083
Noble Corp.	66,160	2,367
Noble Energy, Inc.	63,930	5,927

See Notes to Financial Statements

35

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Energy (continued)
Occidental Petroleum Corp.	186,550	$16,054
Peabody Energy Corp.	103,920	2,316
Phillips 66	164,810	7,642
Pioneer Natural Resources Co.	73,570	7,681
QEP Resources, Inc.	46,940	1,486
Range Resources Corp.	67,270	4,700
Rowan Cos. plc Class A(2)	87,850	2,967
Schlumberger Ltd.	365,800	26,458
Southwestern Energy Co.(2)	117,200	4,076
Spectra Energy Corp.	230,580	6,770
Sunoco, Inc.	66,270	3,103
Tesoro Corp.	115,820	4,853
Valero Energy Corp.	203,720	6,454
Williams Cos., Inc. (The)	232,490	8,130
WPX Energy, Inc.(2)	52,070	864

		392,269

Financials—11.1%
ACE Ltd.	71,780	5,426
Aflac, Inc.	99,550	4,766
Allstate Corp. (The)	102,650	4,066
American Express Co.	208,710	11,867
American International Group, Inc.(2)	246,820	8,093
American Tower Corp.	83,820	5,984
Ameriprise Financial, Inc.	44,490	2,522
AON plc	68,170	3,565
Apartment Investment & Management Co. Class A	29,460	766
Assurant, Inc.	16,760	625
AvalonBay Communities, Inc.	20,450	2,781
Bank of America Corp.	2,280,760	20,139
Bank of New York Mellon Corp. (The)	250,420	5,664
BB&T Corp.	149,000	4,941
Berkshire Hathaway, Inc. Class B(2)	390,310	34,425
BlackRock, Inc.	26,930	4,802
Boston Properties, Inc.	31,690	3,505
Capital One Financial Corp.	122,990	7,012
CBRE Group, Inc.(2)	63,860	1,176

	SHARES	VALUE
Financials (continued)
Charles Schwab Corp. (The)	232,350	$2,972
Chubb Corp. (The)	56,170	4,285
Cincinnati Financial Corp.	30,840	1,168
Citigroup, Inc.	620,580	20,305
CME Group, Inc.	64,650	3,704
Comerica, Inc.	41,310	1,283
Discover Financial Services	108,950	4,329
E*Trade Financial Corp.(2)	53,910	475
Equity Residential	64,120	3,689
Federated Investors, Inc. Class B	19,010	393
Fifth Third Bancorp	196,600	3,049
First Horizon National Corp.	54,480	525
Franklin Resources, Inc.	29,170	3,648
Genworth Financial, Inc. Class A(2)	108,410	567
Goldman Sachs Group, Inc. (The)	95,360	10,840
Hartford Financial Services Group, Inc. (The)	93,090	1,810
HCP, Inc.	90,890	4,043
Health Care REIT, Inc.	54,210	3,131
Host Hotels & Resorts, Inc.	152,850	2,453
Hudson City Bancorp, Inc.	100,590	801
Huntington Bancshares, Inc.	182,450	1,259
IntercontinentalExchange, Inc.(2)	15,230	2,032
Invesco Ltd.	95,200	2,379
JPMorgan Chase & Co.	808,610	32,732
KeyCorp	202,770	1,772
Kimco Realty Corp.	86,620	1,756
Legg Mason, Inc.	25,370	626
Leucadia National Corp.	41,780	950
Lincoln National Corp.	60,180	1,456
Loews Corp.	66,040	2,725
M&T Bank Corp.	25,380	2,415
Marsh & McLennan Cos., Inc.	116,110	3,940
MetLife, Inc.	224,760	7,745
Moody’s Corp.	41,240	1,822
Morgan Stanley	292,690	4,900
NASDAQ OMX Group, Inc. (The)	26,180	610
Northern Trust Corp.	46,150	2,142

See Notes to Financial Statements

36

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Financials (continued)
NYSE Euronext, Inc.	51,870	$1,279
People’s United Financial, Inc.	74,900	909
Plum Creek Timber Co., Inc.	34,380	1,507
PNC Financial Services Group, Inc.	112,050	7,070
Principal Financial Group, Inc.	58,640	1,580
Progressive Corp. (The)	118,640	2,461
Prologis, Inc.	97,790	3,426
Prudential Financial, Inc.	98,590	5,374
Public Storage	30,420	4,233
Regions Financial Corp.	301,940	2,177
Simon Property Group, Inc.	64,100	9,731
SLM Corp.	99,300	1,561
State Street Corp.	101,380	4,254
SunTrust Banks, Inc.	115,020	3,252
T. Rowe Price Group, Inc.	53,810	3,406
Torchmark Corp.	20,640	1,060
Travelers Cos., Inc. (The)	81,540	5,566
U.S. Bancorp	403,440	13,838
Unum Group	59,740	1,148
Ventas, Inc.	62,410	3,885
Vornado Realty Trust	35,680	2,892
Wells Fargo & Co.	1,045,560	36,103
XL Group plc	64,670	1,554
Zions Bancorp	37,890	783

		395,905

Health Care—11.2%
Abbott Laboratories	344,930	23,648
Aetna, Inc.	89,020	3,525
Agilent Technologies, Inc.	90,370	3,475
Alexion Pharmaceuticals, Inc.(2)	49,650	5,680
Allergan, Inc.	82,345	7,541
AmerisourceBergen Corp.	67,555	2,615
Amgen, Inc.	199,820	16,849
Bard (C.R.), Inc.	21,480	2,248
Baxter International, Inc.	143,990	8,677
Becton, Dickinson & Co.	52,960	4,161
Biogen Idec, Inc.(2)	62,585	9,340
Boston Scientific Corp.(2)	371,165	2,131

	SHARES	VALUE
Health Care (continued)
Bristol-Myers Squibb Co.	437,520	$14,766
Cardinal Health, Inc.	89,320	3,481
CareFusion Corp.(2)	57,005	1,618
Celgene Corp.(2)	111,845	8,545
Cerner Corp.(2)	37,535	2,906
CIGNA Corp.	77,160	3,640
Coventry Health Care, Inc.	34,515	1,439
Covidien plc	124,500	7,398
DaVita, Inc.(2)	22,010	2,280
DENTSPLY International, Inc.	36,265	1,383
Edwards Lifesciences Corp.(2)	29,905	3,211
Eli Lilly & Co.	264,790	12,554
Express Scripts Holding Co.(2)	221,128	13,858
Forest Laboratories, Inc.(2)	61,225	2,180
Gilead Sciences, Inc.(2)	196,145	13,010
Hospira, Inc.(2)	42,555	1,397
Humana, Inc.	45,390	3,184
Intuitive Surgical, Inc.(2)	10,321	5,115
Johnson & Johnson	714,865	49,261
Laboratory Corp. of America Holdings(2)	24,990	2,311
Life Technologies Corp.(2)	45,990	2,248
McKesson Corp.	63,013	5,421
Medtronic, Inc.	265,775	11,460
Merck & Co., Inc.	789,670	35,614
Mylan, Inc.(2)	105,375	2,571
Patterson Cos., Inc.	22,150	758
PerkinElmer, Inc.	29,050	856
Perrigo Co.	22,710	2,638
Pfizer, Inc.	1,936,705	48,127
Quest Diagnostics, Inc.	42,175	2,675
St. Jude Medical, Inc.	83,255	3,508
Stryker Corp.	76,230	4,243
Tenet Healthcare Corp.(2)	112,890	708
Thermo Fisher Scientific, Inc.	94,790	5,577
UnitedHealth Group, Inc.	269,940	14,957
Varian Medical Systems, Inc.(2)	28,720	1,732
Waters Corp.(2)	22,640	1,887
Watson Pharmaceuticals, Inc.(2)	34,535	2,941
WellPoint, Inc.	86,540	5,020

See Notes to Financial Statements

37

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Health Care (continued)
Zimmer Holdings, Inc.	46,180	$3,123

		399,491

Industrials—11.1%
3M Co.	198,780	18,371
Avery Dennison Corp.	38,110	1,213
Boeing Co. (The)	215,360	14,993
Caterpillar, Inc.	212,320	18,268
Cintas Corp.	39,450	1,635
Cooper Industries plc	48,560	3,645
CSX Corp.	382,050	7,928
Cummins, Inc.	99,420	9,168
Danaher Corp.	199,940	11,027
Deere & Co.	133,300	10,996
Donnelley (R.R.) & Sons Co.	79,790	846
Dover Corp.	67,330	4,005
Dun & Bradstreet Corp.	13,630	1,085
Eaton Corp.	125,830	5,947
Emerson Electric Co.	234,710	11,329
Equifax, Inc.	49,530	2,307
Expeditors International of Washington, Inc.	64,100	2,331
Fastenal Co.	82,130	3,531
FedEx Corp.	95,420	8,074
First Solar, Inc.(2)	8,190	181
Flowserve Corp.	15,540	1,985
Fluor Corp.	73,920	4,160
General Dynamics Corp.	110,000	7,273
General Electric Co.	2,382,710	54,111
Grainger (W.W.), Inc.	23,880	4,976
Honeywell International, Inc.	251,000	14,997
Illinois Tool Works, Inc.	139,730	8,310
Ingersoll-Rand plc	87,350	3,915
Iron Mountain, Inc.	45,840	1,564
Jacobs Engineering Group, Inc.(2)	39,420	1,594
Joy Global, Inc.	32,150	1,802
L-3 Communications Holdings, Inc.	29,320	2,103
Lockheed Martin Corp.	86,920	8,117
Masco Corp.	121,090	1,822
Norfolk Southern Corp.	114,320	7,274
Northrop Grumman Corp.	81,390	5,407
PACCAR, Inc.	125,310	5,016
Pall Corp.	51,720	3,284

	SHARES	VALUE
Industrials (continued)
Parker Hannifin Corp.	57,380	$4,796
Pentair, Inc.	30,000	1,335
Pitney Bowes, Inc.	69,920	966
Precision Castparts Corp.	44,160	7,213
Quanta Services, Inc.(2)	64,860	1,602
Raytheon Co.	110,750	6,331
Republic Services, Inc.	91,240	2,510
Robert Half International, Inc.	61,000	1,624
Robinson (C.H.) Worldwide, Inc.	49,040	2,871
Rockwell Automation, Inc.	55,580	3,866
Rockwell Collins, Inc.	55,890	2,998
Roper Industries, Inc.	29,710	3,265
Ryder System, Inc.	28,210	1,102
Snap-On, Inc.	17,650	1,269
Southwest Airlines Co.	248,450	2,179
Stanley Black & Decker, Inc.	51,100	3,896
Stericycle, Inc.(2)	26,030	2,356
Textron, Inc.	106,970	2,799
Tyco International Ltd.	140,140	7,884
Union Pacific Corp.	157,110	18,649
United Parcel Service, Inc. Class B	223,060	15,964
United Technologies Corp.	265,620	20,795
Waste Management, Inc.	144,530	4,637
Xylem, Inc.	56,550	1,422

		396,919

Information Technology—9.5%
Accenture plc Class A	82,350	5,767
Adobe Systems, Inc.(2)	65,480	2,125
Advanced Micro Devices, Inc.(2)	86,590	292
Akamai Technologies, Inc.(2)	25,900	991
Altera Corp.	44,305	1,506
Amphenol Corp. Class A	22,160	1,305
Analog Devices, Inc.	40,190	1,575
Apple, Inc.(2)	122,340	81,633
Applied Materials, Inc.	164,670	1,839
Autodesk, Inc.(2)	31,710	1,058
Automatic Data Processing, Inc.	64,290	3,771
BMC Software, Inc.(2)	20,230	839
Broadcom Corp. Class A(2)	68,995	2,386
CA, Inc.	47,590	1,226

See Notes to Financial Statements

38

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Information Technology (continued)
Cisco Systems, Inc.	686,430	$13,104
Citrix Systems, Inc.(2)	25,760	1,972
Cognizant Technology Solutions Corp. Class A(2)	40,420	2,826
Computer Sciences Corp.	20,880	673
Corning, Inc.	197,075	2,591
Dell, Inc.	195,550	1,928
eBay, Inc.(2)	153,050	7,409
Electronic Arts, Inc.(2)	43,500	552
EMC Corp.(2)	275,060	7,501
F5 Networks, Inc.(2)	10,070	1,054
Fidelity National Information Services, Inc.	35,445	1,107
Fiserv, Inc.(2)	18,380	1,361
FLIR Systems, Inc.	21,830	436
Google, Inc. Class A(2)	34,570	26,083
Harris Corp.	15,809	810
Hewlett-Packard Co.	212,130	3,619
Intel Corp.	554,630	12,579
International Business Machines Corp.	140,190	29,082
Intuit, Inc.	37,525	2,209
Jabil Circuit, Inc.	27,900	522
JDS Uniphase Corp.(2)	38,330	475
Juniper Networks, Inc.(2)	70,260	1,202
KLA-Tencor Corp.	22,980	1,096
Lam Research Corp.(2)	23,170	736
Linear Technology Corp.	31,540	1,005
LSI Corp.(2)	82,300	569
MasterCard, Inc. Class A	14,209	6,415
Microchip Technology, Inc.	26,980	883
Micron Technology, Inc.(2)	136,420	816
Microsoft Corp.	979,035	29,156
Molex, Inc.	20,390	536
Motorola Solutions, Inc.	38,130	1,927
NetApp, Inc.(2)	48,810	1,605
NVIDIA Corp.(2)	84,300	1,125
Oracle Corp.	496,895	15,647
Paychex, Inc.	43,200	1,438
QUALCOMM, Inc.	222,960	13,933
Red Hat, Inc.(2)	26,790	1,525
SAIC, Inc.	35,275	425
Salesforce.com, Inc.(2)	17,760	2,712
SanDisk Corp.(2)	33,870	1,471
Seagate Technology plc	45,210	1,401
Symantec Corp.(2)	96,160	1,731
TE Connectivity Ltd.	54,890	1,867

	SHARES	VALUE
Information Technology (continued)
Teradata Corp.(2)	23,570	$1,777
Teradyne, Inc.(2)	30,580	435
Texas Instruments, Inc.	150,185	4,138
Total System Services, Inc.	23,380	554
VeriSign, Inc.(2)	22,220	1,082
Visa, Inc. Class A	67,740	9,096
Western Digital Corp.	30,355	1,176
Western Union Co. (The)	81,650	1,488
Xerox Corp.	181,210	1,330
Xilinx, Inc.	36,030	1,204
Yahoo!, Inc.(2)	138,155	2,207

		337,914

Materials—11.0%
Air Products & Chemicals, Inc.	186,300	15,407
Airgas, Inc.	62,530	5,146
Alcoa, Inc.	948,790	8,397
Allegheny Technologies, Inc.	100,620	3,210
Ball Corp.	139,090	5,885
Bemis Co., Inc.	95,870	3,017
CF Industries Holdings, Inc.	55,330	12,297
Cliffs Natural Resources, Inc.	127,790	5,000
Dow Chemical Co. (The)	1,040,080	30,121
Du Pont (E.I.) de Nemours & Co.	807,670	40,602
Eastman Chemical Co.	137,200	7,822
Ecolab, Inc.	228,540	14,812
FMC Corp.	122,990	6,811
Freeport-McMoRan Copper & Gold, Inc.	824,050	32,616
International Flavors & Fragrances, Inc.	74,220	4,422
International Paper Co.	386,540	14,039
LyondellBasell Industries N.V. Class A	294,480	15,213
MeadWestvaco Corp.	158,480	4,850
Monsanto Co.	462,660	42,111
Mosaic Co. (The)	243,440	14,025
Newmont Mining Corp.	338,160	18,940
Nucor Corp.	280,880	10,746
Owens-Illinois, Inc.(2)	153,810	2,885
PPG Industries, Inc.	134,420	15,437
Praxair, Inc.	258,850	26,889

See Notes to Financial Statements

39

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
Materials (continued)
Sealed Air Corp.	163,390	$2,526
Sherwin-Williams Co. (The)	75,440	11,234
Sigma-Aldrich Corp.	107,520	7,738
Titanium Metals Corp.	79,920	1,025
United States Steel Corp.	136,480	2,603
Vulcan Materials Co.	117,510	5,558
Weyerhaeuser Co.	115,050	3,007

		394,391

Telecommunication Services—1.6%
AT&T, Inc.	752,970	28,387
CenturyLink, Inc.	83,805	3,386
Crown Castle International Corp.(2)	37,920	2,431
Frontier Communications Corp.	155,230	760
MetroPCS Communications, Inc.(2)	48,510	568
Sprint Nextel Corp.(2)	403,410	2,227
Verizon Communications, Inc.	373,820	17,035
Windstream Corp.	84,350	853

		55,647

Utilities—11.3%
AES Corp. (The)	558,250	6,124
AGL Resources, Inc.	105,030	4,297
Ameren Corp.	218,635	7,143
American Electric Power Co., Inc.	435,280	19,126
CenterPoint Energy, Inc.	387,360	8,251
CMS Energy Corp.	242,010	5,699
Consolidated Edison, Inc.	263,575	15,786
Dominion Resources, Inc.	512,405	27,127
DTE Energy Co.	155,140	9,299
Duke Energy Corp.	580,421	37,611
Edison International	292,465	13,363
Entergy Corp.	158,455	10,981
Exelon Corp.	762,844	27,142
FirstEnergy Corp.	373,705	16,480
Integrys Energy Group, Inc.	70,850	3,698
NextEra Energy, Inc.	377,795	26,570
NiSource, Inc.	258,570	6,588
Northeast Utilities	280,440	10,721
NRG Energy, Inc.	203,620	4,356

	SHARES	VALUE
Utilities (continued)
ONEOK, Inc.	183,280	$8,854
Pepco Holdings, Inc.	207,495	3,922
PG&E Corp.	383,145	16,349
Pinnacle West Capital Corp.	100,150	5,288
PPL Corp.	520,885	15,132
Public Service Enterprise Group, Inc.	452,140	14,550
SCANA Corp.	117,340	5,664
Sempra Energy	201,975	13,025
Southern Co. (The)	781,805	36,033
TECO Energy, Inc.	186,325	3,306
Wisconsin Energy Corp.	205,920	7,757
XCEL Energy, Inc.	439,450	12,177

		402,419
TOTAL COMMON STOCKS (Identified Cost $3,253,994)		3,565,393
TOTAL LONG TERM INVESTMENTS—99.9%
(Identified Cost $3,253,994)		3,565,393
SHORT-TERM INVESTMENTS—0.0%
Money Market Mutual Funds—0.0%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	1,757,334	1,757
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,757)		1,757
TOTAL INVESTMENTS—99.9% (Identified Cost $3,255,751)		3,567,150	(1)
Other assets and liabilities, net—0.1%		2,603

NET ASSETS—100.0%		$3,569,753

Abbreviations:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

40

VIRTUS PREMIUM ALPHASECTOR™ FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2012

($ reported in thousands)

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$3,565,393	$3,565,393
Short-Term Investments	1,757	1,757

Total Investments	$3,567,150	$3,567,150

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

41

VIRTUS ALTERNATIVES DIVERSIFIER FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

($ reported in thousands)

	SHARES	VALUE
AFFILIATED MUTUAL FUNDS—67.0%
Equity Funds—59.4%
Virtus Global Commodities Stock Fund Class I	1,793,930	$17,903
Virtus Global Dividend Fund Class I	2,635,939	33,977
Virtus Global Real Estate Securities Fund Class I	415,971	9,364
Virtus International Real Estate Securities Fund Class I	3,083,457	20,012
Virtus Real Estate Securities Class I	412,802	14,101

		95,357

Fixed Income Funds—7.6%
Virtus Senior Floating Rate Fund Class I	1,245,354	12,180
TOTAL MUTUAL FUNDS (Identified Cost $89,081)		107,537
EXCHANGE-TRADED FUNDS—33.1%
PowerShares DB Commodity Index Tracking Fund(2)	813,000	23,317
PowerShares DB G10 Currency Harvest Fund(2)	814,800	20,671
WisdomTree Managed Futures Strategy Fund(2)	225,800	9,134
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $48,581)		53,122
TOTAL LONG TERM INVESTMENTS—100.1%
(Identified Cost $137,662)		160,659

	SHARES	VALUE
SHORT-TERM INVESTMENTS—0.5%
Money Market Mutual Funds—0.5%
BlackRock Liquidity Funds TempFund Portfolio – Insitutional Shares (seven-day effective yield 0.140%)	722,093	$722
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $722)		722
TOTAL INVESTMENTS—100.6% (Identified Cost $138,384)		161,381	(1)
Other assets and liabilities, net—(0.6)%		(992)

NET ASSETS—100.0%		$160,389

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at September 30, 2012, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2012 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2012	Level 1 Quoted Prices
Equity Securities:
Exchange-Traded Funds	$53,122	$53,122
Mutual Funds	107,537	107,537
Short-Term Investments	722	722

Total Investments	$161,381	$161,381

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements

42

THIS PAGE INTENTIONALLY BLANK

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2012

(Reported in thousands except shares and per share amounts)

Allocator Premium AlphaSectorTM Fund
Assets
Investment in unaffiliated securities at value(1)	$342,843
Investment in affiliated funds at value(2)	—
Receivables
Investment securities sold	—
Fund shares sold	3,106
Deposits with prime broker (Note 13)	—
Receivable from adviser	—
Dividends and interest receivable	806
Tax reclaims	—
Prepaid trustee retainer	2
Prepaid expenses	34

Total assets	346,791

Liabilities
Cash overdraft	—
Payables
Fund shares repurchased	335
Investment securities purchased	1,801
Loan payable (Note 13)	—
Investment advisory fees	301
Distribution and service fees	116
Administration fees	36
Transfer agent fees and expenses	54
Trustees’ fees and expenses	1
Professional fees	17
Other accrued expenses	44

Total liabilities	2,705

Net Assets	$344,086

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$325,927
Accumulated undistributed net investment income (loss)	54
Accumulated undistributed net realized gain (loss)	(2,533)
Net unrealized appreciation (depreciation) on investments	20,638

Net Assets	$344,086

Class A
Net asset value (net assets/shares outstanding) per share	$10.67
Maximum offering price per share NAV/(1–5.75%)	$11.32
Shares of beneficial interest outstanding, no par value, unlimited authorization	6,199,335
Net Assets	$66,122
Class B
Net asset value (net assets/shares outstanding) and offering price per share	$—
Shares of beneficial interest outstanding, no par value, unlimited authorization	—
Net Assets	$—
Class C
Net asset value (net assets/shares outstanding) and offering price per share	$10.60
Shares of beneficial interest outstanding, no par value, unlimited authorization	12,385,435
Net Assets	$131,330
Class I
Net asset value (net assets/shares outstanding) and offering price per share	$10.69
Shares of beneficial interest outstanding, no par value, unlimited authorization	13,718,491
Net Assets	$146,634
(1) Investment in unaffiliated securities at cost	$322,205
(2) Investment in affiliated funds at cost	$—
(3) Amount is less than $500.

See Notes to Financial Statements

44

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2012

AlphaSectorTM Rotation Fund	Dynamic AlphaSectorTM Fund		Global Premium AlphaSectorTM Fund		Premium AlphaSectorTM Fund	Alternatives Diversifier Fund

$477,812	$326,677		$67,755		$3,567,150	$53,844
—	—		—		—	107,537

82	1		2,736		638	500
1,315	7,086		291		17,603	216
—	1,697		—		—	—
—	—		—		—	22
1,515	1,704		228		5,102	—	(3)
—	12		—		—	—
3	1		—	(3)	25	1
44	48		20		141	22

480,771	337,226		71,030		3,590,659	162,142

—	—		2,710		—	—

795	193		338		7,670	1,588
505	12,643		—		7,887	—
—	74,569		—		—	—
176	327		54		3,178	—
168	39		22		888	61
51	24		7		378	17
111	38		13		626	65
1	—	(3)	—	(3)	6	—	(3)
18	18		16		22	17
19	29		8		251	5

1,844	87,880		3,168		20,906	1,753

$478,927	$249,346		$67,862		$3,569,753	$160,389

$408,613	$240,820		$62,142		$3,295,974	$223,959
1,541	436		102		5,974	817
8,667	(5,910)		(717)		(43,594)	(87,384)
60,106	14,000		6,335		311,399	22,997

$478,927	$249,346		$67,862		$3,569,753	$160,389

$12.15	$9.90		$10.56		$13.43	$11.10
$12.89	$10.50		$11.20		$14.25	$11.78
16,396,127	11,081,530		2,623,329		98,500,141	5,900,111
$199,268	$109,724		$27,699		$1,323,109	$65,463

$—	$9.24		$—		$—	$—
—	16,268		—		—	—
$—	$150		$—		$—	$—

$12.03	$9.21		$10.50		$13.34	$10.93
13,085,141	2,944,270		2,005,266		57,558,913	5,247,917
$157,461	$27,123		$21,051		$767,602	$57,336

$12.15	$9.98		$10.58		$13.45	$11.12
10,055,811	11,255,663		1,806,842		109,946,893	3,380,507
$122,198	$112,349		$19,112		$1,479,042	$37,590
$417,706	$312,676		$61,420		$3,255,751	$49,303
$—	$—		$—		$—	$89,081

See Notes to Financial Statements

45

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2012

($ reported in thousands)

Allocator Premium AlphaSectorSM Fund
Investment Income
Dividends	$5,200
Dividend income from affiliated funds	—
Interest	—
Foreign taxes withheld	—

Total investment income	5,200

Expenses
Investment advisory fees	2,188
Service fees, Class A	99
Distribution and service fees, Class B	—
Distribution and service fees, Class C	880
Administration fees	260
Transfer agent fees and expenses	275
Custodian fees	10
Printing fees and expenses	14
Professional fees	21
Registration fees	98
Trustees’ fees and expenses	9
Miscellaneous expenses	10

Total expenses	3,864
Dividends on short sales	—
Interest expenses	—
Less expenses reimbursed, waived and/or recaptured by investment adviser (Note 3D)	38

Net expenses	3,902

Net investment income (loss)	1,298

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	(104)
Net realized gain (loss) on affiliated investments	—
Net realized gain (loss) on securities sold short	—
Net realized gain (loss) on foreign currency transactions	—
Capital gain distributions from affiliated funds	—
Net change in unrealized appreciation (depreciation) on investments	21,039
Net change in unrealized appreciation (depreciation) on securities sold short	—
Net change in unrealized appreciation (depreciation) on foreign currency translation	—

Net gain (loss) on investments	20,935

Net increase (decrease) in net assets resulting from operations	$22,233

(1)	Amount is less than $500.

See Notes to Financial Statements

46

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2012

AlphaSectorSM Rotation Fund		Dynamic AlphaSectorSM Fund	Global Premium AlphaSectorSM Fund	Premium AlphaSectorSM Fund		Alternatives Diversifier Fund

$10,274		$2,509	$1,617	$72,987		$722
—		—	—	—		1,711
—		— (1)	—	—		—
—	(1)	— (1)	—	—		—

10,274		2,509	1,617	72,987		2,433

2,040		1,324	717	32,571		—
488		74	48	2,851		176
—		2	—	—		—
1,504		71	157	6,289		629
596		95	86	3,892		228
644		96	100	3,597		361
23		12	3	132		— (1)
38		17	3	196		19
23		48	16	41		24
75		71	61	291		39
25		2	4	157		10
33		7	4	165		13

5,489		1,819	1,199	50,182		1,499
—		259	—	—		—
—		201	—	—		—
(39)		(205)	(17)	(53)		(348)

5,450		2,074	1,182	50,129		1,151

4,824		435	435	22,858		1,282

17,276		1,068	562	104,369		(758)
—		—	—	—		(1,216)
—		(2,676)	—	—		—
—		(29)	—	—		—
—	(1)	—	—	—	(1)	—
49,879		18,059	6,545	301,805		25,432
—		(4,228)	—	—		—
—		11	—	—		—

67,155		12,205	7,107	406,174		23,458

$71,979		$12,640	$7,542	$429,032		$24,740

See Notes to Financial Statements

47

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS

($ reported in thousands)

	Allocator Premium AlphaSectorTM Fund
	Year Ended September 30, 2012	From Inception March 5, 2011 to September 30, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$1,298	$141
Net realized gain (loss)	(104)	(2,430)
Net change in unrealized appreciation (depreciation)	21,039	(401)

Increase (decrease) in net assets resulting from operations	22,233	(2,690)

From Distributions to Shareholders
Net investment income, Class A	(322)	—
Net investment income, Class C	(284)	—
Net investment income, Class I	(778)	—
Net realized long-term gains, Class A	—	—
Net realized long-term gains, Class B	—	—
Net realized long-term gains, Class C	—	—
Net realized long-term gains, Class I	—	—

Decrease in net assets from distributions to shareholders	(1,384)	—

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	49,957	12,807
Change in net assets from share transactions, Class B	—	—
Change in net assets from share transactions, Class C	90,479	33,744
Change in net assets from share transactions, Class I	119,048	19,892

Increase (decrease) in net assets from share transactions	259,484	66,443

Net increase (decrease) in net assets	280,333	63,753

Net Assets
Beginning of fiscal year	63,753	—

End of fiscal year	$344,086	$63,753

Accumulated undistributed net investment income (loss) at end of fiscal year	$54	$141

(1)	Amount is less than $500.

See Notes to Financial Statements

48

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (Continued)

AlphaSectorTM Rotation Fund		Dynamic AlphaSectorTM Fund
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$4,824	$3,835	$435	$(1,901)
17,276	39,711	(1,637)	(935)
49,879	(20,647)	13,842	(4,875)

71,979	22,899	12,640	(7,711)

(2,025)	(2,842)	—	—
(477)	(1,159)	—	—
(1,415)	(1,806)	—	—
(3,678)	—	—	(484)
—	—	—	(16)
(2,930)	—	—	(115)
(2,065)	—	—	(1,925)

(12,590)	(5,807)	—	(2,540)

(10,816)	(15,983)	97,804	(8,750)
—	—	(123)	(343)
(7,053)	6,700	23,714	(1,416)
22,396	(30,758)	78,130	(34,968)

4,527	(40,041)	199,525	(45,477)

63,916	(22,949)	212,165	(55,728)

415,011	437,960	37,181	92,909

$478,927	$415,011	$249,346	$37,181

$1,541	$635	$436	$(12)

See Notes to Financial Statements

49

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Global Premium AlphaSector™ Fund
	Year Ended September 30, 2012	From Inception March 5, 2011 to September 30, 2011
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$435	$49
Net realized gain (loss)	562	(1,279)
Net change in unrealized appreciation (depreciation)	6,545	(210)

Increase (decrease) in net assets resulting from operations	7,542	(1,440)

From Distributions to Shareholders
Net investment income, Class A	(101)	(7)
Net investment income, Class C	(26)	— (1)
Net investment income, Class I	(241)	(7)
Net realized short-term gains, Class A	—	—
Net realized short-term gains, Class C	—	—
Net realized short-term gains, Class I	—	—

Decrease in net assets from distributions to shareholders	(368)	(14)

From Share Transactions (See Note 5)
Change in net assets from share transactions, Class A	20,024	5,951
Change in net assets from share transactions, Class C	14,429	5,225
Change in net assets from share transactions, Class I	6,318	10,195

Increase (decrease) in net assets from share transactions	40,771	21,371

Net increase (decrease) in net assets	47,945	19,917

Net Assets
Beginning of fiscal year	19,917	—

End of fiscal year	$67,862	$19,917

Accumulated undistributed net investment income (loss) at end of fiscal year	$102	$35

(1)	Amount is less than $500.

See Notes to Financial Statements

50

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS (Continued)

Premium AlphaSector™ Fund		Alternatives Diversifier Fund
Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011

$22,858	$8,598	$1,282	$3,786
104,369	(147,183)	(1,974)	2,353
301,805	5,392	25,432	(7,718)

429,032	(133,193)	24,740	(1,579)

(8,316)	(3,020)	(432)	(1,588)
(520)	(406)	—	(949)
(11,441)	(2,383)	(356)	(599)
—	(309)	—	—
—	(121)	—	—
—	(133)	—	—

(20,277)	(6,372)	(788)	(3,136)

207,329	925,913	(23,700)	(34,937)
224,349	457,390	(17,771)	(17,059)
558,672	783,581	(4,101)	6,577

990,350	2,166,884	(45,572)	(45,419)

1,399,105	2,027,319	(21,620)	(50,134)

2,170,648	143,329	182,009	232,143

$3,569,753	$2,170,648	$160,389	$182,009

$5,974	$3,393	$817	$770

See Notes to Financial Statements

51

VIRTUS OPPORTUNITIES TRUST

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED SEPTEMBER 30, 2012

Dynamic AlphaSectorTM Fund
Cash Flows Provided by Operating Activities
Net increase (decrease) in net assets from operations	$12,640

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales and paydowns of long-term investments	145,619
Purchase of long-term investments	(402,509)
Proceeds from securities sold short	45,880
Purchases to cover short positions	(87,141)
Net purchases of short-term securities	(3,743)
Net change in unrealized (appreciation)/depreciation	(13,842)
Net realized loss from sales of long-term investments	(1,068)
Net realized loss from sales of securities sold short	2,676
Increase in deposits with broker or borrowings	(1,697)
Decrease in deposits with broker for securities sold short	37,210
Increase in dividends receivable	(1,675)
Increase in dividends on short sales	(65)
Increase in prepaid expenses	(23)
Increase in investment advisory fees payable	289
Increase in other affiliates payable	83
Decrease in Trustees’ fees payable	— (1)
Increase in other accrued expenses payable	(1)

Cash provided by operating activities	(267,367)

Cash used for financing activities:
Cash receipts from borrowings	74,569
Proceeds from shares sold	235,006
Shares redeemed	(42,382)

Cash used for financing activities	267,193

Cash impact from foreign exchange fluctuations	11

Net decrease in cash	(163)

Cash:
Cash and foreign currency at beginning of period	$163

Cash and foreign currency at end of period	—

Cash flow information:
Cash paid for interest	$201

(1)	Amount less than $500.

See Notes to Financial Statements

52

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Allocator Premium AlphaSector™ Fund
Class A
10/1/11 to 9/30/12	$9.69	0.09	0.98	1.07	(0.09)	—	(0.09)	0.98	$10.67	11.08%		$66,122	1.73%		1.70%		0.84%		211%
3/15/11(6) to 9/30/11	10.00	0.07	(0.38)	(0.31)	—	—	—	(0.31)	9.69	(3.10	)(4)	12,232	1.75	(3)	2.17	(3)	1.35	(3)	153	(4)
Class C
10/1/11 to 9/30/12	$9.66	0.02	0.96	0.98	(0.04)	—	(0.04)	0.94	$10.60	10.13%		$131,330	2.45%		2.45%		0.16%		211%
3/15/11(6) to 9/30/11	10.00	0.02	(0.36)	(0.34)	—	—	—	(0.34)	9.66	(3.40	)(4)	32,390	2.50	(3)	2.85	(3)	0.43	(3)	153	(4)
Class I
10/1/11 to 9/30/12	$9.71	0.12	0.96	1.08	(0.10)	—	(0.10)	0.98	$10.69	11.24%		$146,634	1.49%		1.46%		1.17%		211%
3/15/11(6) to 9/30/11	10.00	0.10	(0.39)	(0.29)	—	—	—	(0.29)	9.71	(2.90	)(4)	19,131	1.50	(3)	2.01	(3)	1.82	(3)	153	(4)

See Notes to Financial Statements

53

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (In thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
AlphaSector™ Rotation Fund
Class A
10/1/11 to 9/30/12	$10.67	0.14	—	1.68	1.82	(0.12)	(0.22)	(0.34)	1.48	$12.15	17.51%	$199,268	1.02%		1.02%	1.22%	190%
10/1/10 to 9/30/11	10.18	0.11	—	0.54	0.65	(0.16)	—	(0.16)	0.49	10.67	6.20	184,613	1.04		1.04	0.97	134
10/1/09 to 9/30/10	9.34	0.14	—	0.76	0.90	(0.06)	—	(0.06)	0.84	10.18	9.63	192,375	1.06		1.06	1.41	245
10/1/08 to 9/30/09	9.95	0.15	—	(0.48)	(0.33)	(0.15)	(0.13)	(0.28)	(0.61)	9.34	(2.81)	37,722	0.64		0.64	1.80	131
10/1/07 to 9/30/08	12.81	0.18	0.29	(2.92)	(2.45)	(0.24)	(0.17)	(0.41)	(2.86)	9.95	(19.66)	41,396	0.21	(7)	0.45	1.57	23
Class C
10/1/11 to 9/30/12	$10.56	0.06	—	1.67	1.73	(0.04)	(0.22)	(0.26)	1.47	$12.03	16.60%	$157,461	1.75%		1.77%	0.53%	190%
10/1/10 to 9/30/11	10.09	0.04	—	0.52	0.56	(0.09)	—	(0.09)	0.47	10.56	5.49	144,813	1.71		1.79	0.33	134
10/1/09 to 9/30/10	9.29	0.07	—	0.75	0.82	(0.02)	—	(0.02)	0.80	10.09	8.79	133,453	1.81		1.81	0.68	245
10/1/08 to 9/30/09	9.88	0.08	—	(0.45)	(0.37)	(0.09)	(0.13)	(0.22)	(0.59)	9.29	(3.41)	40,118	1.38		1.38	1.03	131
10/1/07 to 9/30/08	12.74	0.09	0.30	(2.92)	(2.53)	(0.16)	(0.17)	(0.33)	(2.86)	9.88	(20.35)	50,007	0.96	(7)	1.20	0.81	23
Class I
10/1/11 to 9/30/12	$10.67	0.17	—	1.68	1.85	(0.15)	(0.22)	(0.37)	1.48	$12.15	17.71%	$122,198	0.77%		0.77%	1.53%	190%
10/1/10 to 9/30/11	10.18	0.14	—	0.54	0.68	(0.19)	—	(0.19)	0.49	10.67	6.56	85,585	0.82		0.82	1.26	134
10/1/09(6) to 9/30/10	9.11	0.20	—	0.94	1.14	(0.07)	—	(0.07)	1.07	10.18	12.63 (4)	112,132	0.83	(3)	0.83 (3)	2.04 (3)	245

See Notes to Financial Statements

54

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimbursements) to Average Net Assets(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Dynamic AlphaSector™ Fund
Class A
10/1/11 to 9/30/12	$9.09	0.08	0.73	0.81	—	—	—	0.81	$9.90	8.91%	$109,724	2.78	%(9)	3.06%	0.86%	165%
10/1/10 to 9/30/11	10.57	(0.28)	(0.91)	(1.19)	—	(0.29)	(0.29)	(1.48)	9.09	(11.59)	6,615	4.35		4.65	(2.79)	186
10/1/09 to 9/30/10	10.50	(0.25)	0.32	0.07	—	—	—	0.07	10.57	0.67	17,556	3.76	(7)	4.04	(2.33)	155
10/1/08 to 9/30/09	9.81	(0.01)	0.70	0.69	—	—	—	0.69	10.50	7.03	74,749	4.04		4.23	(0.08)	253
10/1/07 to 9/30/08	10.53	(0.09)	(0.47)	(0.56)	(0.16)	—	(0.16)	(0.72)	9.81	(5.36)	119,387	3.49		3.84	(0.85)	285
Class B
10/1/11 to 9/30/12	$8.54	(0.19)	0.89	0.70	—	—	—	0.70	$9.24	8.20%	$150	4.23	%(9)	4.81%	(2.19)%	165%
10/1/10 to 9/30/11	10.04	(0.33)	(0.88)	(1.21)	—	(0.29)	(0.29)	(1.50)	8.54	(12.42)	260	5.02		5.32	(3.49)	186
10/1/09 to 9/30/10	10.06	(0.32)	0.30	(0.02)	—	—	—	(0.02)	10.04	(0.20)	670	4.55	(7)	4.83	(3.15)	155
10/1/08 to 9/30/09	9.47	(0.08)	0.67	0.59	—	—	—	0.59	10.06	6.23	1,435	4.83		5.02	(0.79)	253
10/1/07 to 9/30/08	10.17	(0.12)	(0.49)	(0.61)	(0.09)	—	(0.09)	(0.70)	9.47	(6.04)	1,678	4.19		4.55	(1.19)	285

See Notes to Financial Statements

55

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Expenses (including dividends and interest on short sales after expense waivers and reimbursements) to Average Net Assets(8)		Ratio of Expenses (including dividends and interest on short sales before expense waivers and reimbursements) to Average Net Assets(8)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Dynamic AlphaSector™ Fund continued
Class C
10/1/11 to 9/30/12	$8.52	0.01	0.68	0.69	—	—	—	0.69	$9.21	8.10%	$27,123	3.61	%(9)	3.91%	0.12%		165%
10/1/10 to 9/30/11	10.00	(0.33)	(0.86)	(1.19)	—	(0.29)	(0.29)	(1.48)	8.52	(12.26)	2,330	5.07		5.38	(3.50)		186
10/1/09 to 9/30/10	10.02	(0.32)	0.30	(0.02)	—	—	—	(0.02)	10.00	(0.20)	4,249	4.62	(7)	4.90	(3.17)		155
10/1/08 to 9/30/09	9.43	(0.07)	0.66	0.59	—	—	—	0.59	10.02	6.26	4,434	4.84		5.03	(0.77)		253
10/1/07 to 9/30/08	10.12	(0.12)	(0.49)	(0.61)	(0.08)	—	(0.08)	(0.69)	9.43	(6.04)	4,983	4.19		4.55	(1.21)		285
Class I
10/1/11 to 9/30/12	$9.12	0.05	0.81	0.86	—	—	—	0.86	$9.98	9.43%	$112,349	2.78	%(9)	3.06%	0.49%		165%
10/1/10 to 9/30/11	10.58	(0.25)	(0.92)	(1.17)	—	(0.29)	(0.29)	(1.46)	9.12	(11.47)	27,976	4.03		4.33	(2.48)		186
10/1/09(6) to 9/30/10	10.49	(0.23)	0.32	0.09	—	—	—	0.09	10.58	0.95 (4)	70,434	3.69	(3)(7)	3.97 (3)	(2.20	)(3)	155

See Notes to Financial Statements

56

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)		Net Assets, End of Period (In thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Premium AlphaSector™ Fund
Class A
10/1/11 to 9/30/12	$9.42	0.08	1.12	1.20	(0.06)	—	(0.06)	1.14	$10.56	12.75%		$27,699	1.75%		1.78%		0.83%		258%
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.62	)(4)	5,467	1.75	(3)	2.88	(3)	1.23	(3)	199	(4)
Class C
10/1/11 to 3/31/12(11)	$9.40	—	1.12	1.12	(0.02)	—	(0.02)	1.10	$10.50	12.04%		$21,051	2.50%		2.53%		0.01%		258%
3/15/11(6) to 9/30/11	10.00	0.01	(0.61)	(0.60)	— (5)	—	—	(0.60)	9.40	(6.09	)(4)	4,885	2.50	(3)	3.81	(3)	0.17	(3)	199	(4)
Class I
10/1/11 to 9/30/12	$9.42	0.09	1.14	1.23	(0.07)	—	(0.07)	1.16	$10.58	13.15%		$19,112	1.50%		1.52%		0.90%		258%
3/15/11(6) to 9/30/11	10.00	0.07	(0.63)	(0.56)	(0.02)	—	(0.02)	(0.58)	9.42	(5.59	)(4)	9,565	1.50	(3)	2.85	(3)	1.37	(3)	199	(4)
Premium
AlphaSector™ Fund
Class A
10/1/11 to
9/30/12	$11.69	0.10	1.73	1.83	(0.09)	—	(0.09)	1.74	$13.43	15.74%		$1,323,109	1.64%		1.64%		0.80%		297%
10/1/10 to
9/30/11	11.17	0.10	0.52	0.62	(0.08)	(0.02)	(0.10)	0.52	11.69	5.47		958,603	1.67	(10)	1.67		0.80		247
7/1/10(6) to
9/30/10	10.00	0.12	1.05	1.17	—	—	—	1.17	11.17	11.70	(4)	88,916	1.70	(3)	1.83	(3)	4.64	(3)	47	(4)
Class C
10/1/11 to
9/30/12	$11.62	0.01	1.72	1.73	(0.01)	—	(0.01)	1.72	$13.34	14.91%		$767,602	2.38%		2.39%		0.09%		297%
10/1/10 to
9/30/11	11.15	0.02	0.51	0.53	(0.04)	(0.02)	(0.06)	0.47	11.62	4.68		457,630	2.38	(10)	2.42		0.13		247
7/1/10(6) to
9/30/10	10.00	0.09	1.06	1.15	—	—	—	1.15	11.15	11.50	(4)	29,864	2.45	(3)	2.67	(3)	3.51	(3)	47	(4)
Class I
10/1/11 to
9/30/12	$11.71	0.14	1.72	1.86	(0.12)	—	(0.12)	1.74	$13.45	15.98%		$1,479,042	1.39%		1.39%		1.10%		297%
10/1/10 to
9/30/11	11.17	0.14	0.52	0.66	(0.10)	(0.02)	(0.12)	0.54	11.71	5.78		754,415	1.42	(10)	1.42		1.09		247
7/1/10(6) to
9/30/10	10.00	0.11	1.06	1.17	—	—	—	1.17	11.17	11.70	(4)	24,549	1.45	(3)	1.75	(3)	4.02	(3)	47	(4)

See Notes to Financial Statements

57

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(2)	Capital Gains Distributions Received from Affiliated Funds(2)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in thousands)	Ratio of Net Operating Expenses to Average Net Assets(8)	Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Alternatives Diversifier Fund
Class A
10/1/11 to
9/30/12	$9.68	0.10	—	1.38	1.48	(0.06)	—	(0.06)	1.42	$11.10	15.37%	$65,463	0.45%	0.65%	0.95%	29%
10/1/10 to
9/30/11	10.05	0.21	0.07	(0.49)	(0.21)	(0.16)	—	(0.16)	(0.37)	9.68	(2.12)	79,103	0.45	0.65	1.96	18
10/1/09 to
9/30/10	9.43	0.18	0.02	0.64	0.84	(0.22)	—	(0.22)	0.62	10.05	8.91	115,081	0.45	0.75	1.87	4
10/1/08 to
9/30/09	10.62	0.13	0.01	(1.22)	(1.08)	(0.11)	—	(0.11)	(1.19)	9.43	(10.00)	167,472	0.29	0.58	1.62	20
10/1/07 to
9/30/08	11.80	0.10	0.11	(1.25)	(1.04)	(0.14)	—	(0.14)	(1.18)	10.62	(8.94)	267,294	0.31	0.52	0.89	32
Class C
10/1/11 to
9/30/12	$9.55	0.02	—	1.36	1.38	—	—	—	1.38	$10.93	14.45%	$57,336	1.20%	1.40%	0.20%	29%
10/1/10 to
9/30/11	9.95	0.13	0.07	(0.48)	(0.28)	(0.12)	—	(0.12)	(0.40)	9.55	(2.82)	66,411	1.20	1.40	1.20	18
10/1/09 to
9/30/10	9.34	0.10	0.02	0.64	0.76	(0.15)	—	(0.15)	0.61	9.95	8.06	85,330	1.20	1.50	1.07	4
10/1/08 to
9/30/09	10.50	0.07	0.01	(1.19)	(1.11)	(0.05)	—	(0.05)	(1.16)	9.34	(10.55)	101,083	1.04	1.33	0.91	20
10/1/07 to
9/30/08	11.70	0.02	0.12	(1.27)	(1.13)	(0.07)	—	(0.07)	(1.20)	10.50	(9.71)	137,964	1.06	1.27	0.14	32
Class I
10/1/11 to
9/30/12	$9.70	0.13	—	1.38	1.51	(0.09)	—	(0.09)	1.42	$11.12	15.63%	$37,590	0.20%	0.40%	1.21%	29%
10/1/10 to
9/30/11	10.06	0.23	0.06	(0.48)	(0.19)	(0.17)	—	(0.17)	(0.36)	9.70	(1.89)%	36,495	0.20	0.39	2.16	18
10/1/09(6) to
9/30/10	9.27	0.18	0.01	0.84	1.03	(0.24)	—	(0.24)	0.79	10.06	11.11 (4)	31,732	0.20 (3)	0.51 (3)	1.83 (3)	4

Footnote Legend

(1)	Sales charges, where applicable, are not reflected in the total return calculation.
(2)	Computed using average shares outstanding.
(3)	Annualized.
(4)	Not annualized.
(5)	Amount is less than $0.005.
(6)	Inception date.
(7)	Due to a change in expense ratio, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)

The expense ratio for interest and dividends on short sales for the period ended September 30, 2012 was 0.63% for Class A shares, Class B shares, Class C shares, and Class I shares. If interest and dividends were excluded the ratio would be lower.

(10)	See Note 3C in the Notes to Financial Statements for information on recapture of expense previously waived.
(11)	Effective December 1, 2010, the Adviser has discontinued charging an advisory fee.

See Notes to Financial Statements

58

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2012

Note	1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company.

As of the date of this report, 27 funds are offered for sale, of which six (each a “Fund”) are reported in this semiannual report.

All of the Funds offer Class A shares, Class C shares, and Class I shares. Class B shares are no longer available for purchase by new or existing shareholders, except for existing shareholders through Qualifying Transactions, (For more information regarding Qualifying Transactions, refer to the prospectus.) Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class B shares were generally sold with a CDSC, which declines from 5% to zero depending on the period of time the shares are held. Class C shares are generally sold with a 1% (1.25% for Dynamic AlphaSector Fund) CDSC, applicable if redeemed within one year of purchase. Class I shares are sold without a front-end sales charge or CDSC.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each Class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Board-approved 12b-1 and/or shareholder servicing plan and has exclusive voting rights with respect to such plans. Class I shares are not subject to a 12b-1 plan. Income and other expenses and realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note	2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Security valuation procedures for each Fund which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis which have been approved by the Board. All internally fair valued securities, are approved by a valuation committee (the “Valuation Committee”) appointed by the Board.

59

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

The Valuation Committee is comprised of the treasurer, assistant treasurer, secretary and chief compliance officer of the Trust. All internally fair valued securities, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model when applicable. Internal fair valuations are review by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –	prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) (generally, 4 p.m. Eastern time the close of the New York Stock Exchange (“NYSE”)) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing which considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize

60

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the valuation committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over the counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at their closing NAV determined as of the close of regular trading on the NYSE each business day and are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2009 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign

61

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of the Funds indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Translation

Non U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on non-U.S. currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

Certain Funds may loan securities to qualified brokers through an agreement with The Bank of New York Mellon (“BNY Mellon”), the Funds’ custodian. Under the terms of the agreement, each such Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government and its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by a Fund net of fees and rebates charged by BNY Mellon for its service as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

Effective November 7, 2011, securities lending was suspended on all Virtus Mutual Funds.

H.	Short Sales

($ reported in thousands)

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a

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SEPTEMBER 30, 2012

security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Dynamic AlphaSector™ Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. For the fiscal year ended September 30, 2012, the Fund had net charges of $112 on borrowed securities. Such amounts are included in interest expense in the Statement of Operations.

At September 30, 2012 the Dynamic AlphaSector™ Fund did not hold any securities sold short.

Note	3. Investment Advisory Fee and Related Party Transactions

($ reported in thousands except as noted)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the Adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates percentage of the average daily net assets of the following Funds:

	1st $2 Billion	$2 + Billion – $4 Billion	$4 + Billion
Allocator Premium AlphaSector™ Fund	1.10%	1.05%	1.00%
Global Premium AlphaSector™ Fund	1.10	1.05	1.00

	1st $1 Billion	Over $1 Billion
AlphaSector™ Rotation Fund	0.45%	0.40%
Dynamic AlphaSector™ Fund**	1.50	1.40

Premium AlphaSector™ Fund – 1.10% of the average daily net assets.

Alternatives Diversifier Fund – the Adviser has discontinued charging an advisory fee.

**

Effective February 6, 2012, the advisory fee is calculated based on average daily managed assets. For the period of October 1, 2011, to February 5, 2012, the advisory fee was calculated based on average daily net assets. Beginning February 6, 2013, the advisory fee for this Fund will be subject to a performance adjustment, which may increase or decrease the advisory fee based upon how well the Fund has performed relative to the S&P 500® Index.

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SEPTEMBER 30, 2012

B.	Subadvisers

The Subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the Subadvisers and the Fund(s) they serve is as follows:

Subadviser(s)
Allocator Premium AlphaSector™ Fund	F-Squared LLC(1)(3), Euclid(4)
AlphaSector™ Rotation Fund	F-Squared Inc.(2)(3), Euclid(4)
Dynamic AlphaSector™ Fund	F-Squared LLC(1)(3), Euclid(4)(5)
Global Premium AlphaSector™ Fund	F-Squared LLC(1)(3), Euclid(4)
Premium AlphaSector™ Fund	F-Squared LLC(1)(3), Euclid(4)
Alternatives Diversifier Fund	Euclid(4)

(1)	F-Squared Institutional Advisors, LLC (“F-Squared LLC”)
(2)	F-Squared Investments, Inc. (“F-Squared Inc.”)
(3)

F-Squared Inc. or F-Squared LLC (collectively “F-Squared”) provides Euclid with a model portfolio. Final allocations and trading for each Fund are conducted by Euclid based on F-Squared’s recommendations.

(4)	Euclid Advisors LLC, an indirect wholly-owned subsidiary of Virtus.
(5)	Effective February 6, 2012. For the period of October 1, 2011, to February 5, 2012 The Boston Company Asset Management LLC was the subadvisor to this Fund.

C.	Expense Limits and Fee Waivers

The Adviser has voluntarily agreed to limit certain Funds’ total operating expenses (excluding interest, taxes, extraordinary expenses and acquired funds fees and expenses, if any), so that such expenses do not exceed the following percentages of the Fund’s average daily net asset values as listed below. The Adviser may discontinue these voluntary expense caps at any time.

	Class A	Class C	Class I
Allocator Premium AlphaSector™ Fund(1)	1.75%	2.50%	1.50%
Global Premium AlphaSector™ Fund(1)	1.75	2.50	1.50
Premium AlphaSector™ Fund	1.70	2.45	1.45
Alternatives Diversifier Fund(2)	0.20	0.20	0.20

(1)	For the period of October 1, 2011 to March 31, 2012, the waiver was a contractual waiver.
(2)	Excluding 12b-1 fees and/or shareholder servicing fees.

As of February 6, 2012, the adviser has voluntarily agreed to limit the “other expenses” of the Dynamic AlphaSectorTM Fund, so that such expenses do not exceed 0.15% of such Fund’s average daily net asset value. For purposes of this arrangement “other expenses” are all expenses necessary or appropriate for the operation of the Fund, excluding the Adviser’s investment advisory or management fee, Rule 12b-1 fees and/or shareholder servicing fees, front-end contingent deferred loads, taxes, interest, brokerage commissions, prime brokerage interest expenses, dividends on short sales, expenses incurred in connection with any merger or reorganization, extraordinary expenses, and acquired fund fees and expenses. The Adviser may discontinue this expense cap at any time.

For the period of October 1, 2011 to February 5, 2012 the adviser had voluntarily limited the expenses of Dynamic AlphaSector™ Fund Class A to 1.90%, Class B 2.65%, Class C 2.65% and Class I 1.65%. This arrangement terminated effective February 5, 2012.

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D.	Expense Recapture

For certain Funds the Adviser may recapture operating expenses waived or reimbursed, within three fiscal years following the end of the fiscal year in which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses ($ reported in thousands) may be recaptured as follows:

	Fiscal Year Ended
	2013	2014	2015	Total
Dynamic AlphaSector Fund	$195	$221	$205	$621
Global Premium AlphaSector	—	60	12	72
Premium AlphaSector Fund	24	—	—	24
Alternatives Diversifier Fund	770	435	348	1,553

E.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares and has advised the Funds that for the fiscal year (the “period”) ended September 30, 2012, it retained net commissions of $948 of Class A shares and deferred sales charges of $62, $1 and $327 for Class A shares, Class B shares and Class C shares respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under Board-approved 12b-1 and/or shareholder services plans as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class C shares. Class I shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	The Funds invest in ETFs. In addition to the fees listed the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2)

The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.

F.	Administrator and Transfer Agent

($ reported in thousands)

VP Distributors also serves as the Trust’s Administrator. For the period ended September 30, 2012, the Funds incurred administration fees from the Trust totaling $3,866 which are included in the Statements of Operations.

VP Distributors also serves as the Trust’s Transfer Agent. For the period ended September 30, 2012, the Funds incurred transfer agent fees from the Trust totaling $4,862 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Trust.

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SEPTEMBER 30, 2012

G.	Affiliated Shareholders

($ reported in thousand)

At September 30, 2012, Virtus and its affiliates, BMO Bankcorp. (a minority investor in Virtus) and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Funds which may be redeemed at any time that aggregated the following:

	Shares	Aggregate Net Asset Value
Global Premium AlphaSector™ Fund Class I	77,395	$819
Premium AlphaSector™ Fund Class A	1,864	25

H.	Investments in Affiliates

A summary of the Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the Class I shares of the affiliated underlying funds(1) during the fiscal year ended September 30, 2012 is as follows:

	Value, beginning of fiscal year	Purchases(2)	Sales Proceeds
Dynamic AlphaSector Fund	$25,414	$—	$25,450
Global Commodities Stock	15,130	4,581	5,050
Global Infrastructure Fund	28,135	3,949	3,000
Global Real Estate Securities Fund	—	8,740	—
International Real Estate Securities Fund	17,672	6,424	7,460
Real Estate Securities Fund	23,612	257	16,740
Senior Floating Rate Fund	13,293	6,221	8,150

	$123,256	$30,172	$65,850

	Value, end of fiscal year	Dividend Income	Distributions of Realized Gains
Dynamic AlphaSector Fund	$—	$—	$—
Global Commodities Stock	17,903	81	—
Global Infrastructure Fund	33,977	949	—
Global Real Estate Securities Fund	9,364	—	—
International Real Estate Securities Fund	20,012	424	—
Real Estate Securities Fund	14,101	257	—
Senior Floating Rate Fund	12,180	—	—

	$107,537	$1,711	$—

(1)	The Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its

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principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2012, the Fund was the owner of record of approximately 91% of the Global Commodities Stock Fund, 60% of the International Real Estate Securities Fund and 36% of the Global Dividend Fund.
(2)	Includes reinvested dividends from income and capital gain distributions.

Note	4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2012, were as follows:

	Purchases	Sales
Allocator Premium AlphaSector™ Fund	$676,663	$417,261
AlphaSector™ Rotation Fund	859,572	861,336
Dynamic AlphaSector™ Fund	412,499	143,003
Global Premium AlphaSector™ Fund	201,690	160,842
Premium AlphaSector™ Fund	9,779,538	8,792,990
Alternatives Diversifier Fund	50,532	95,392

	Short Sales	Purchases to Cover Shorts
Dynamic AlphaSector™ Fund	$45,880	$87,141

Note	5. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Allocator Premium AlphaSector™ Fund
	Year Ended September 30, 2012		From Inception March 15, 2011 to September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	6,058	$61,388	1,414	$14,297
Reinvestment of distributions	31	305	—	—
Shares repurchased	(1,151)	(11,736)	(152)	(1,490)

Net Increase/(Decrease)	4,938	$49,957	1,262	$12,807

Class C
Sale of shares	10,032	$100,615	3,397	$34,172
Reinvestment of distributions	28	274	—	—
Shares repurchased	(1,028)	(10,410)	(44)	(428)

Net Increase/(Decrease)	9,032	$90,479	3,353	$33,744

Class I
Sale of shares	13,694	$139,083	2,069	$20,856
Reinvestment of distributions	75	755	—	—
Shares repurchased	(2,022)	(20,790)	(99)	(964)

Net Increase/(Decrease)	11,747	$119,048	1,970	$19,892

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	AlphaSector™ Rotation Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	5,358	$60,143	7,622	$84,771
Reinvestment of distributions	446	4,914	229	2,572
Plan of Reorganization (Note 8)	—	—	1,740	20,108
Shares repurchased	(6,717)	(75,873)	(11,171)	(123,434)

Net Increase/(Decrease)	(913)	$(10,816)	(1,580)	$(15,983)

Class C
Sale of shares	1,996	$22,420	3,894	$43,337
Reinvestment of distributions	207	2,251	68	751
Plan of Reorganization (Note 8)	—	—	1,628	18,644
Shares repurchased	(2,831)	(31,724)	(5,104)	(56,032)

Net Increase/(Decrease)	(628)	$(7,053)	486	$6,700

Class I
Sale of shares	6,369	$71,270	5,668	$63,210
Reinvestment of distributions	196	2,158	65	725
Plan of Reorganization (Note 8)	—	—	216	2,500
Shares repurchased	(4,532)	(51,032)	(8,935)	(97,193)

Net Increase/(Decrease)	2,033	$22,396	(2,986)	$(30,758)

	Dynamic AlphaSector™ Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	11,370	$107,464	499	$5,065
Reinvestment of distributions	—	—	41	418
Shares repurchased	(1,016)	(9,660)	(1,472)	(14,233)

Net Increase/(Decrease)	10,354	$97,804	(932)	$(8,750)

Class B
Sale of shares	—	$—	—	$4
Reinvestment of distributions	—	—	1	10
Shares repurchased	(14)	(123)	(37)	(357)

Net Increase/(Decrease)	(14)	$(123)	(36)	$(343)

Class C
Sale of shares	2,818	$24,988	10	$98
Reinvestment of distributions	—	—	8	79
Shares repurchased	(147)	(1,274)	(170)	(1,593)

Net Increase/(Decrease)	2,671	$23,714	(152)	$(1,416)

Class I
Sale of shares	11,614	$109,640	929	$9,361
Reinvestment of distributions	—	—	121	1,241
Shares repurchased	(3,424)	(31,510)	(4,638)	(45,570)

Net Increase/(Decrease)	8,190	$78,130	(3,588)	$(34,968)

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SEPTEMBER 30, 2012

	Global Premium AlphaSector™ Fund
	Year Ended September 30, 2012		From Inception March 15, 2011 to September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	3,170	$31,188	598	$6,114
Reinvestment of distributions	10	99	1	7
Shares repurchased	(1,138)	(11,263)	(18)	(170)

Net Increase / (Decrease)	2,042	$20,024	581	$5,951

Class C
Sale of shares	1,689	$16,438	539	$5,406
Reinvestment of distributions	3	25	—	—
Shares repurchased	(207)	(2,034)	(19)	(181)

Net Increase / (Decrease)	1,485	$14,429	520	$5,225

Class I
Sale of shares	4,721	$45,889	1,030	$10,337
Reinvestment of distributions	25	240	1	7
Shares repurchased	(3,954)	(39,811)	(16)	(149)

Net Increase / (Decrease)	792	$6,318	1,015	$10,195

	Premium AlphaSector™ Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	57,032	$708,895	90,727	$1,127,913
Reinvestment of distributions	611	7,567	237	2,973
Shares repurchased	(41,148)	(509,133)	(16,918)	(204,973)

Net Increase / (Decrease)	16,495	$207,329	74,046	$925,913

Class C
Sale of shares	26,259	$325,982	39,177	$487,360
Reinvestment of distributions	32	390	34	421
Shares repurchased	(8,126)	(102,023)	(2,496)	(30,391)

Net Increase / (Decrease)	18,165	$224,349	36,715	$457,390

Class I
Sale of shares	78,872	$976,545	72,514	$906,893
Reinvestment of distributions	604	7,489	120	1,516
Shares repurchased	(33,976)	(425,362)	(10,385)	(124,828)

Net Increase / (Decrease)	45,500	$558,672	62,249	$783,581

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	Alternatives Diversifier Fund
	Year Ended September 30, 2012		Year Ended September 30, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	911	$9,669	1,812	$19,407
Reinvestment of distributions	36	370	134	1,411
Shares repurchased	(3,218)	(33,739)	(5,231)	(55,755)

Net Increase / (Decrease)	(2,271)	$(23,700)	(3,285)	$(34,937)

Class C
Sale of shares	247	$2,567	736	$7,804
Reinvestment of distributions	—	—	57	593
Shares repurchased	(1,955)	(20,338)	(2,417)	(25,456)

Net Increase / (Decrease)	(1,708)	$(17,771)	(1,624)	$(17,059)

Class I
Sale of shares	1,653	$17,300	2,273	$24,383
Reinvestment of distributions	22	223	25	261
Shares repurchased	(2,056)	(21,624)	(1,692)	(18,067)

Net Increase / (Decrease)	(381)	$(4,101)	606	$6,577

Note	6. 10% Shareholders

As of September 30, 2012, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below.

	% of Shares Outstanding	Number of Accounts
Allocator Premium AlphaSector Fund	37%	2
AlphaSector Rotation Fund	22	2
Dynamic AlphaSector Fund	56	4
Global Premium AlphaSector Fund	13	1
Premium AlphaSector Fund	21	2
Alternatives Diversifier Fund	21	1

These accounts are not affiliated with Virtus.

Note	7. Credit Risk and Asset Concentration

Certain Funds may invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note	8. Plan of Reorganization

(All amounts except for the per share amounts are reported in thousands)

At the Board Meeting held on November 17, 2010, all of the Trustees of the Virtus Opportunities Trust on behalf of Virtus AlphaSector™ Allocation Fund (“AlphaSector™

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SEPTEMBER 30, 2012

Allocation,” the “Merging Fund”) including the Disinterested Trustees, considered and approved The Agreement and Plan of Reorganization (The “Plan”) as set forth. In the reorganization, all of the assets of the Merging Fund were acquired by AlphaSector™ Rotation (“AlphaSector Rotation”, the “Acquiring Fund”) in exchange for Class A, Class C and Class I shares of AlphaSector™ Rotation and the assumption of the liabilities of Merging Fund (the “Reorganization”). Class A, Class C and Class I shares of the Acquiring Fund were distributed to each shareholder in liquidation of Merging Fund. The purpose of the transaction was to eliminate the offering of overlapping Funds with similar investment objectives and similar investment strategies within the Trust, while simultaneously creating economies of scale for the surviving Fund that were intended to lower Fund expenses. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merging Fund was carried forward to align ongoing reporting of the Acquiring Fund with respect to realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The acquisitions were accomplished by a tax-free exchange of shares on March 25, 2011.

Merging Fund		Shares Outstanding	Acquiring Fund		Shares Converted	Net Asset Value of Converted Shares
AlphaSector™ Allocation	Class A	1,780	AlphaSector™ Rotation	Class A	1,740	$20,108
	Class C	1,653		Class C	1,628	18,644
	Class I	221		Class I	216	2,500

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

Merging Fund	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Fund	Net Assets
AlphaSector™ Allocation	$41,252	$4,809	AlphaSector™ Rotation	$447,106

Assuming the acquisition had been completed on October 1, 2010, AlphaSector™ Rotation’s results of operations for the year ended September 30, 2011, would have been as follows:

Net investment income (loss)	$4,129	(a)
Net gain (loss) on investments	$25,844	(b)
Net increase (decrease) in assets from operations	$29,973

(a)	$3,835, as reported in the Statement of Operations, plus $294 Net Investment Income from AlphaSector™ Allocation pre-merger.

(b)	$19,064, as reported in the Statement of Operations, plus $6,780 Net Realized and Unrealized Gain (Loss) on Investments from AlphaSector™ Allocation pre-merger.

Because both AlphaSector™ Allocation and AlphaSector™ Rotation sold and redeemed shares throughout the period, providing pro-forma information on a per-share basis is not feasible. Because the combined Funds have been managed as an integrated single Fund since the completion date it is also not feasible to separate the income/(losses) and gains/(losses) of the merged AlphaSector™ Allocation Fund that have been included in the acquiring AlphaSector™ Rotation Fund’s Statement of Operations since March 25, 2011.

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SEPTEMBER 30, 2012

Note	9. Indemnifications

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and, expect the risk of loss to be remote.

Note	10. Exemptive Order

On August 23, 2010, the SEC issued an amended order under Section 12(d) (1) (J) of the 1940 Act granting an exemption from Sections 12(d) (1) (A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including exchange-traded funds, in each case subject to certain conditions.

Note	11. Federal Income Tax Information ($ reported in thousands)

At September 30, 2012, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Allocator Premium AlphaSectorTM Fund	$324,410	$18,433	$—	$18,433
AlphaSectorTM Rotation Fund	420,839	60,096	(3,123)	56,973
Dynamic AlphaSectorTM Fund	313,635	13,042	—	13,042
Global Premium AlphaSectorTM Fund	62,412	5,343	—	5,343
Premium AlphaSectorTM Fund	3,292,611	307,611	(33,072)	274,539
Alternatives Diversifier Fund	161,485	32,795	(32,899)	(104)

The Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2017	2018	No Expiration	Total
Allocator Premium AlphaSector™ Fund	$—	$—	$329	$329
AlphaSector™ Rotation Fund	1,872	1,440	—	3,312
Dynamic AlphaSector™ Fund	—	—	3,329	3,329
Premium AlphaSector™ Fund	—	—	6,734	6,734
Alternatives Diversifier Fund	—	61,358	398	61,756

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NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

For the period ended September 30, 2012, the following funds utilized losses deferred in prior years against current year capital gains:

Allocator Premium AlphaSector™ Fund	$753
AlphaSectorSM Rotation Fund	2,237
Global Premium AlphaSector Fund	1,107

The Dynamic AlphaSector Fund had $14,295 of capital loss carryovers which expired in 2012.

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2012, the Funds deferred and recognized post-October losses as follows:

	Capital Loss Deferred	Capital Loss Recognized
Dynamic AlphaSector Fund	$1,621	$3,529
Premium AlphaSector™ Fund	—	133,969
Alternatives Diversifier Fund	$2,526	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Allocator Premium AlphaSectorTM Fund	$55	$—
AlphaSectorTM Rotation Fund	16,244	409
Dynamic AlphaSectorTM Fund	435	—
Global Premium AlphaSectorTM Fund	377	—
Premium AlphaSectorTM Fund	5,974	—
Alternatives Diversifier Fund	817	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

73

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

Note	12. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Funds. As of September 30, 2012, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Allocator Premium AlphaSectorSM Fund	$—	$(1)	$1
AlphaSectorSM Rotation Fund	—	— (1)	—	(1)
Dynamic AlphaSector Fund	(14,325)	13	14,312
Alternatives Diversifier Fund	471	(447)	(24)

(1)	Amount less than $500.

Note	13. Borrowings

($ reported in thousands)

The Dynamic AlphaSector Fund (the “Fund”) intends to employ leverage in the form of borrowing on its long positions in circumstances where the Fund has determined to take long positions representing four or more sectors. The aggregate amount of leverage being used by the Fund at any time will depend on the number of sectors in which the Fund takes a long position, with the maximum amount of leverage being used where the Fund takes long positions in all nine sectors. In that event, the amount of leverage will not exceed 30% of the Fund’s net assets, including borrowings.

Effective February 6, 2012, the Fund entered into a collaterized loan agreement with Merrill Lynch Professional Clearing Corp. (“prime broker”) to provide margin financing. During the year ended September 30, 2012, the Fund utilized margin financing for 230 days at an average interest rate of 0.55% and with an average daily borrowing balance during the year of $25,189. As of September 30, 2012, outstanding margin debt amounted to $74,569, which is located under “Loan payable” on the Statement of Assets and Liabilities. In order to attain leveraged exposure, the Fund incurs a cost of Open Fed Funds Rate plus a spread on debit financing. For the year ended September 30, 2012, these costs amounted to $89 and are included within “interest expenses” on the Statement of Operations.

Note	14. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar

74

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2012

agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note	15. Subsequent Event Evaluations

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

75

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees of Virtus Opportunities Trust and

Shareholders of the Funds, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Virtus Allocator Premium AlphaSector Fund, Virtus AlphaSector Rotation Fund, Virtus Dynamic AlphaSector Fund, Virtus Global Premium AlphaSector Fund, Virtus Premium AlphaSector Fund, and Virtus Alternatives Diversifier Fund, each a series of Virtus Opportunities Trust (the “Funds”), and the related statements of operations and of changes in net assets and the financial highlights of each fund and the statement of cash flows of Virtus Dynamic Alpha Sector Fund, present fairly, in all material respects, the financial positions of the Funds at September 30, 2012, the results of each of their operations, the changes in each of their net assets, the cash flows of Virtus Dynamic AlphaSector Fund and the financial highlights for each of the funds for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 21, 2012

76

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE

SEPTEMBER 30, 2012 (UNAUDITED)

For the fiscal year ended September 30, 2012, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Allocator Premium AlphaSectorTM Fund	100%	100%	$—
AlphaSectorTM Rotation Fund	48	50	515
Dynamic AlphaSectorTM Fund	100	100	—
Global Premium AlphaSectorTM Fund	100	100	—
Premium AlphaSectorTM Fund	100	100	—
Alternatives Diversifier Fund	100	63	—

For the fiscal year ended September 30, 2012, the Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands):

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Allocator Premium AlphaSector Fund	$1,213	$174
Global Premium AlphaSector Fund	616	84
Alternatives Diversifier Fund	751	111

77

FUND MANAGEMENT TABLES (UNAUDITED)

Information pertaining to the trustees and officers of the Trust as of September 30, 2012, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Leroy Keith, Jr. YOB: 1939 Elected: 2000 47 Funds	Chairman (since 2010), Bloc Global Services Group, LLC (construction and redevelopment company); Managing Director (2007 to 2008), Almanac Capital Management (commodities business); Director/Trustee (since 2010), Wells Fargo Advantage Funds (149 series) and their predecessors, Evergreen Funds (1989 to 2010); Director (2003 to 2010), Diversapack Co. (soft packaging company).
Philip R. McLoughlin Chairman YOB: 1946 Elected: 1999 62 Funds	Partner (since 2006), Cross Pond Partners, LLC (strategy consulting firm); Managing Director (2009 to 2010), SeaCap Asset Management Fund I, L.P. and SeaCap Partners, LLC (2009 to 2010) (investment management); Director (since 1991) and Chairman (since 2010), World Trust Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), DTF Tax-Free Income Fund, Inc.; Director (since 1995), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Trustee (since 2011), Virtus Global Multi-Sector Fixed Income Fund; Trustee (since 2011), Virtus Total Return Fund; Director (1985 to 2009), Argo Group International Holdings Inc. and its predecessor, PXRE Corporation (insurance).
Geraldine M. McNamara YOB: 1951 Elected: 2001 51 Funds	Retired. Director (since 2003), DTF Tax-Free Income Fund, Inc.; Director (since 2003), Duff & Phelps Utility and Corporate Bond Trust, Inc.; Director (since 2009), DNP Select Income Fund Inc.; Director (since 2011) Duff & Phelps Global Utility Income Fund Inc.
James M. Oates YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1994), Wydown Group (consulting firm); Chairman and Trustee (since 2005), John Hancock Variable Insurance Trust and John Hancock Funds II (collectively, 210 portfolios); Director (since 1996), Stifel Financial; Chairman and Director (since 1999), Connecticut River Bank and Director (since 1998), Connecticut River Bancorp; Chairman (since 2000), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Non-Executive Chairman (2007 to 2011), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services).
Richard E. Segerson YOB: 1946 Elected: 2000 47 Funds	Managing Director (since 1998), Northway Management Company.
Ferdinand L.J. Verdonck YOB: 1942 Elected: 2005 47 Funds	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); Mr. Verdonck is also a director of several non-U.S. companies.

78

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2006 49 Funds	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.; Trustee and President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

79

FUND MANAGEMENT TABLES (UNAUDITED) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Vice President since 2011, Chief Financial Officer and Treasurer since 2006.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Vice President (since 2011), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Vice President, Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President (since 2012) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Kevin J. Carr YOB: 1954	Vice President, Chief Legal Officer, Counsel and Secretary since 2005.	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust; Vice President, Chief Legal Officer, Counsel and Secretary (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Zweig Total Return Fund, Inc.
Francis G. Waltman YOB: 1962	Senior Vice President since 2008.	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2010), Virtus Variable Insurance Trust; Senior Vice President (since 2011), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund.

80

Virtus Allocator Premium AlphaSectorSM Fund,

a series of Virtus Opportunities Trust

Supplement dated June 21, 2012 to the Prospectuses

dated January 31, 2012, as supplemented

IMPORTANT NOTICE TO INVESTORS

The following disclosure hereby replaces the disclosure under “Principal Investment Strategies” in the fund’s Summary Prospectus and the summary section of its Statutory Prospectus, and as described in the second paragraph under “Principal Investment Strategies” in its Statutory Prospectus:

The U.S. Equity allocation may be invested in ETFs and/or securities representing the primary sectors of the S&P 500® Index. The primary sectors of the S&P 500® Index are: consumer discretionary, consumer staples, energy, financials, healthcare, industrials, materials, technology, and utilities. The International Equity allocation may be invested in ETFs and/or securities representing both developed markets (EAFE) and emerging markets. The Fixed Income allocation may be invested in ETFs and/or securities representing fixed income sectors including: high yield, investment grade corporate, mortgages, intermediate treasuries and inflation-protected treasuries (TIPS). The Alternative allocation may be invested in ETFs and/or securities representing gold, real estate and broad-based equity securities. The fund may also invest in stocks (without restriction as to market capitalization), bonds (without restriction as to credit quality) and short-term securities. The fund may invest in a basket of securities to represent a sector if it determines that investment in the ETF for that sector is not feasible or otherwise not in the best interest of the fund. The fund may also deviate from a model allocation if it is determined that tracking the model allocation is likely to violate applicable legal or regulatory restrictions or otherwise result in adverse consequences for the fund. In times of market weakness, the fund has the ability to move partially or fully to short-term cash equivalents.

The table under “More Information About Risks Related to Principal Investment Strategies” on page 110 of the fund’s Statutory Prospectus is hereby amended by adding an “X” in the row named “Income,” thereby indicating that the named risk applies to the fund.

The following disclosure hereby replaces similar disclosure in the section “More Information About Risks Relating to Principal Investment Strategies” on page 115 of the fund’s Statutory Prospectus:

Income Risk

The income shareholders receive from the fund is based primarily on the dividends and interest the fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of the fund’s preferred stock holdings and any bond holdings could drop as well. The fund’s income also would likely be affected adversely when prevailing short-term interest rates increase. For investments in inflation-protected treasuries (TIPS), income may decline due to a decline in inflation (or deflation) or due to changes in inflation expectations.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/APASF-TIPS (6/2012)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

George R. Aylward

Leroy Keith, Jr.

Philip R. McLoughlin, Chairman

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Senior Vice President

Nancy J. Engberg, Vice President and Chief Compliance Officer

W. Patrick Bradley, Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Vice President, Chief Legal Officer, Counsel and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10005-2588

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Telephone Orders 1-800-367-5877

Text Telephone 1-800-243-1926

Web siteVirtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574

or Virtus.com

8453	11-12

P.O. Box 9874

Providence, RI 02940-8074

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

James M. Oates has been determined by the Registrant to possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Mr. Oates is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $423,470 for 2011 and $548,950 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $61,804 for 2011 and $73,344 for 2012. Such audit-related fees include the review of the semi-annual financial statements, out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $66,325 for 2011 and $74,075 for 2012. “Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that James M. Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0% for 2012 and 2011

(c)	0% for 2012 and 2011

(d)	Not Applicable for 2012 and 2011

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $428,066 for 2011 and $436,127 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Opportunities Trust

By (Signature and Title)*       /s/ George R. Aylward

         George R. Aylward, President

         (principal executive officer)

Date    12/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ George R. Aylward

         George R. Aylward, President

         (principal executive officer)

Date    12/6/12

By (Signature and Title)*       /s/ W. Patrick Bradley

         W. Patrick Bradley, Vice President, Chief Financial Officer, and Treasurer

         (principal financial officer)

Date    12/6/12

* Print the name and title of each signing officer under his or her signature.